                                     Erratum
                                       to
                         PROSPECTUS AND PROXY STATEMENT
                             dated January 15, 2003

                          Acquisition of the Assets of
                       FRANKLIN TECHNOLOGY SECURITIES FUND
                        By and in Exchange for Shares of
                             FRANKLIN SMALL CAP FUND

 Both Funds are series of Franklin Templeton Variable Insurance Products Trust.

On page 15 of the Prospectus and Proxy Statement, in the second sentence under the heading "Who is eligible to vote?," the figure 407,009.876 is erroneous and is replaced with the correct figure, which is 4,066,009.876

[LOGO]
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST


                                                               January 15, 2003


   The Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the Trust) has called a special meeting of shareholders (the Meeting) for February 26, 2003, at which shareholders of Franklin Technology Securities Fund (Technology) will be asked to vote on a Plan of Reorganization (the Plan) which provides for a transaction (the Transaction) in which the assets of Technology are to be acquired by, and in exchange for, shares of Franklin Small Cap Fund (Small Cap), another fund of the Trust. As a contract owner, you will receive a voting instruction card for Technology.

   The Trustees of your Fund recommend that you vote in favor of this proposal.

   On the following pages, you will find a notice of the Meeting, a brief overview of the Plan and a complete Prospectus and Proxy Statement, which discusses the Transaction. There will be no change in the value of your contract as a result of the Transaction. After the Transaction, your contract value will depend on the performance of Small Cap instead of that of Technology. We request that you review the enclosed materials and return the completed voting instructions card in the enclosed postage-paid envelope as soon as you can.

   We appreciate your taking the time to respond on this important matter.

                                          Sincerely,

                                          Rupert H. Johnson, Jr.
                                          President

             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                                 on behalf of
                      FRANKLIN TECHNOLOGY SECURITIES FUND
                             One Franklin Parkway
                       San Mateo, California 94403-1906

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                        To be held on February 26, 2003

To the Shareholders:

   NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the Meeting) of Franklin Technology Securities Fund (Technology) will be held at 11:00 a.m. Pacific time, on February 26, 2003, at the offices of Franklin Templeton Variable Insurance Products Trust (the Trust), One Franklin Parkway, San Mateo, California 94403-1906. The Meeting is being held to consider and vote on the following matter, as well as any other business that may properly come before the Meeting and any adjournment:

   To approve or disapprove a Plan of Reorganization (the Plan) of the Trust on behalf of two of its Series, Technology and Franklin Small Cap Fund (Small
   Cap) that provides for: (a) the acquisition of the assets of Technology by Small Cap in exchange for shares of Small Cap; (b) the distribution of such shares to the shareholders of Technology; and (c) the complete liquidation and dissolution of Technology. Pursuant to the Plan, Class 1 shareholders of Technology will receive Class 1 shares of Small Cap and Class 2 shareholders of Technology will receive Class 2 shares of Small Cap. A copy of the Plan is Exhibit A of the attached Prospectus and Proxy Statement.

   The Board of Trustees of the Trust has fixed the close of business on December 27, 2002, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to Technology at any time before the proxy is exercised or by voting in person at the Meeting. Each shareholder who does not expect to attend the Meeting in person is requested to date, fill in, sign and return promptly the enclosed proxy card in the enclosed envelope, which needs no postage if mailed in the United States.

   Please review the enclosed Prospectus and Proxy Statement for additional information regarding the Plan.

                                          By Order of the Board of Trustees,

                                          Murray L. Simpson
                                          Secretary

San Mateo, California

January 15, 2003

                        PROSPECTUS AND PROXY STATEMENT

                            Dated January 15, 2003


                         Acquisition of the Assets of
                      FRANKLIN TECHNOLOGY SECURITIES FUND
                       By and in Exchange for Shares of
                            FRANKLIN SMALL CAP FUND

  (Both funds (the Funds) are series of Franklin Templeton Variable Insurance
          Products Trust, an open-end management investment company.)

                             One Franklin Parkway
                       San Mateo, California 94403-1906
                               1 (800) 342-3863

   This Prospectus and Proxy Statement is being furnished in connection with a solicitation of proxies by the Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the Trust) on behalf of its series, Franklin Technology Securities Fund (Technology), for use at a special meeting of the shareholders (Meeting) of Technology, which is scheduled for 11:00 a.m. Pacific time on February 26, 2003, at the offices of the Trust at One Franklin Parkway, San Mateo, California 94403-1906, and any adjournments of the Meeting.


   At the Meeting, shareholders of Technology will be asked to consider and approve or disapprove a Plan of Reorganization (Plan). If the Plan is approved, the assets of Technology will be acquired by, and in exchange for, shares of Franklin Small Cap Fund (Small Cap), another series of the Trust, and Technology will be liquidated and dissolved. This Prospectus and Proxy Statement will first be sent to shareholders on or about January 15, 2003.


   If shareholders of Technology vote to approve the Plan, the separate accounts of your insurance company invested in Technology will receive either Class 1 or Class 2 shares of Small Cap. The separate accounts holding Class 1 shares of Technology will receive Class 1 shares of Small Cap. The separate accounts holding Class 2 shares of Technology will receive Class 2 shares of Small Cap. The exchange of shares will be made at the Funds' respective net asset values.


   As an owner of a variable annuity or variable life insurance contract (contract) issued by an insurance company, you have the right to instruct the insurance company how to vote certain shares of Technology at the Meeting. Although you are not directly a shareholder of Technology, some of your contract value is invested by your insurance company, as provided by your contract, in Technology. You have the right under your contract to instruct the insurance company how to vote the shares attributable to your contract. For the limited purpose of this prospectus and proxy statement, the term "shareholder" refers to you as a contract owner, unless the context otherwise requires. As a contract owner, you should complete and return the enclosed voting instruction card in the enclosed envelope.


   The investment goals of Technology and Small Cap are similar. Each Fund's investment goal is capital growth, with the investment goal of Technology stated as capital appreciation and the investment goal of Small Cap stated as long-term capital growth in their respective prospectuses. Franklin Advisers, Inc. (Advisers) serves as investment adviser to both Funds.


   This Prospectus and Proxy Statement sets forth concisely information you should know before voting on the Plan. You should read it carefully and retain it for future reference. Additional information about Technology and Small Cap has been filed with the Securities and Exchange Commission (SEC) and can be found in the following documents:



  . The Prospectus of Small Cap--Class 1 or Class 2, dated May 1, 2002, File No. 33-23493, is enclosed with and considered a part of this Prospectus and Proxy Statement.

  . The Prospectus of Technology--Class 1 or Class 2, dated May 1, 2002, as amended November 21, 2002, File No. 33-23493, is enclosed with and considered a part of this Prospectus and Proxy Statement.


  . The Annual Report to Shareholders of Small Cap, dated December 31, 2001, is enclosed with and considered a part of this Prospectus and Proxy Statement.

  . The Semi-Annual Report to Shareholders of Small Cap, dated June 30, 2002, is enclosed with and considered a part of this Prospectus and Proxy Statement.


  . A Statement of Additional Information (SAI) dated January 15, 2003, relating to this Prospectus and Proxy Statement has been filed with the SEC and is incorporated by reference into this Prospectus and Proxy Statement.


   You may request a free copy of the SAI and other information by calling 1
(800) 342-3863 or by writing to Small Cap at One Franklin Parkway, San Mateo, California 94403-1906. The Trust files reports, proxy materials and other information with the SEC. You can inspect those reports, proxy materials and other information at the public reference facilities maintained by the SEC at 450 Fifth Street N.W., Washington D. C. 20549. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, Washington D.C. 20549, at prescribed rates, or at no charge from the EDGAR database on the SEC's Web site at www.sec.gov.

   The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus and Proxy Statement. Any representation to the contrary is a criminal offense.

   Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

                               TABLE OF CONTENTS

                                                                                                    Page
                                                                                                    -----
OUTSIDE FRONT COVER................................................................................ Cover

TABLE OF CONTENTS..................................................................................     i

SUMMARY
   What proposal am I voting on?...................................................................     1
   Why has the Board of Trustees of the Trust decided to recommend the acquisition of Technology
     by Small Cap?.................................................................................     1
   How have the Funds performed in relation to each other?.........................................     1
   What are the potential benefits of the Plan?....................................................     1
   Who will pay the fees and expenses incurred by the Funds in connection with the
     Transaction?..................................................................................     2
   What are the investment goals, strategies and procedures of the Funds?..........................     2
   How have the expense ratios of the Funds compared?..............................................     2
   What might be the size of Small Cap after the Transaction?......................................     2
   What are the likely federal tax implications?...................................................     2
   Has the Board approved the Plan?................................................................     3
   Why am I giving voting instructions?............................................................     3

SOME IMPORTANT INFORMATION ABOUT THE FUNDS
   What are the principal risks of an investment in the Funds?.....................................     4
   How do the performance records of Technology and Small Cap compare?.............................     5
   Who manages the Funds?..........................................................................     6
   What service providers do the Funds use?........................................................     7
   How are shares bought and sold?.................................................................     7
   When are dividends and distributions made?......................................................     7
   How do the investment goals and strategies of the Funds compare?................................     7
   How do the fundamental investment restrictions of the Funds compare?............................     8
   What distribution and service fees do the Funds have?...........................................     9
   What are the fees and expenses of the Funds and what might they be after the transaction?.......     9

INFORMATION ABOUT THE TRANSACTION
   What are the terms of the Plan?.................................................................    12
   Who will pay the expenses of the Transaction?...................................................    12
   What are the reasons for recommending the Plan?.................................................    13
   What are the federal tax consequences of the Transaction?.......................................    13
   What other things should I know about the shares of Small Cap?..................................    13
   What is the capitalization of each Fund and what might the capitalization of Small Cap be after
     the Transaction?..............................................................................    14

                                                                                            Page
                                                                                           ------

VOTING INFORMATION
Why is the Meeting being called?..........................................................     14
Who is eligible to vote?..................................................................     15
Why am I giving voting instructions?......................................................     15
How are proxies being solicited?..........................................................     15
Can I revoke my voting instructions?......................................................     15

ANNUAL MEETINGS AND SPECIAL MEETINGS......................................................     15

OTHER BUSINESS............................................................................     16

PRINCIPAL SHAREHOLDERS....................................................................     16

EXHIBITS TO PROSPECTUS AND PROXY STATEMENT

Exhibit A Franklin Templeton Variable Insurance Products Trust Plan of Reorganization of Franklin Technology
          Securities Fund and Franklin Small Cap Fund.

Exhibit B Prospectus of Franklin Small Cap Fund--Class 1 or Class 2, dated May 1, 2002.

Exhibit C Prospectus of Franklin Technology Securities Fund--Class 1 or Class 2, dated May 1, 2002, as amended November 21, 2002.

Exhibit D Annual Report to Shareholders of Franklin Small Cap Fund, dated December 31, 2001.

Exhibit E Semi-Annual Report to Shareholders of Franklin Small Cap Fund, dated June 30, 2002.

                                    SUMMARY

                       IMPORTANT INFORMATION TO HELP YOU
                      UNDERSTAND AND VOTE ON THE PROPOSAL

   This brief overview of the Plan is provided for your convenience and is qualified in its entirety by reference to the complete Prospectus and Proxy Statement. Please read the more complete information in the rest of this Prospectus and Proxy Statement, and its Exhibits, which include the Plan, prospectuses for Technology and Small Cap, and the Annual and Semi-Annual Reports to Shareholders of Small Cap.

What proposal am I voting on?

   At a meeting held on November 12, 2002, the Board of Trustees of the Trust, on behalf of Technology, considered a proposal to merge Technology into Small Cap, approved the Plan and voted to recommend that shareholders of Technology vote to approve the Plan. If shareholders approve the Plan, it will result in the transfer of substantially all of Technology's assets to Small Cap, in exchange for Class 1 and Class 2 shares of Small Cap of equivalent aggregate net asset value. This means that, although the total value of your investment will be the same immediately before and after the exchange, the number of Small Cap shares that you receive will likely be different than the number of Technology shares that you surrender. After the shares of Small Cap are distributed to Technology shareholders, Technology will be completely liquidated and dissolved. The proposed transaction is referred to in this Prospectus and Proxy Statement as the Transaction. As a result of the Transaction, you will cease to be a shareholder of Technology. The exchange will occur on the closing date of the Transaction, which is the specific date and time on which the Transaction takes place (Effective Time), which is scheduled for the close of business on the New York Stock Exchange on April 30, 2003.

Why has the Board of Trustees of the Trust decided to recommend the acquisition of Technology by Small Cap?

   The Board of Trustees of the Trust (the Board) reviewed the potential benefits and costs of the Transaction to shareholders of Technology and Small Cap; the expense ratios of Technology and Small Cap; the comparative investment performance of Technology and Small Cap; the compatibility of the investment goals, strategies, and restrictions of Small Cap with those of Technology; and the likely tax consequences of the Transaction.

   The Board considered that shareholders of both Funds, but primarily those of Technology, potentially could be advantaged by the growth in assets realized by combining the Funds. A larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Higher aggregate net assets and the opportunity for net cash inflows also may reduce the risk that, if the net assets of Technology fail to grow, or diminish, its total expense ratio could rise as certain fixed expenses become a larger percentage of net assets. Shareholders of Technology are projected to achieve a lower expense ratio after the Transaction.

How have the Funds performed in relation to each other?

   Small Cap has outperformed Technology. Moreover, Small Cap has established a longer, proven track record. From its inception on November 1, 1995 to September 30, 2002, Small Cap has attained an average annual return of 4.83%.

What are the potential benefits of the Plan?

   Because Small Cap is substantially larger than Technology, shareholders of Technology should benefit from certain operational economies of scale by spreading fixed costs over a larger pool of assets and by efficiencies in portfolio management. In addition, there should be benefits to shareholders in the management of the portfolio as the substantially larger assets may also afford greater flexibility and portfolio diversification in pursuing Small Cap's investment objectives. Also, Small Cap has had a lower expense ratio than Technology.

Who will pay the fees and expenses incurred by the Funds in connection with the Transaction?

   Small Cap and Technology will each pay one-fourth of the fees and expenses incurred in connection with the Transaction, and one-half of such fees and expenses will be paid by Franklin Advisers, Inc., the investment adviser for both Funds.

What are the investment goals, strategies and procedures of the Funds?

   The principal investment goal of each of Technology and Small Cap is capital growth. In their current prospectuses, the principal investment goal of Technology is stated as capital appreciation, while that of Small Cap is stated as long-term capital growth.

   Technology seeks to achieve its investment goal by normally investing at least 80% of its net assets in investments of companies expected to benefit from the development, advancement, and use of technology, and may invest up to 35% of its assets in foreign securities, although it is currently limiting such foreign investment to 10-15% of its assets. Small Cap seeks to achieve its investment goal by normally investing at least 80% of its assets in investments of U.S. small capitalization companies. Small Cap defines small capitalization companies as those with market capitalization values not exceeding $1.5 billion, or the highest market capitalization value of the Russell 2000 Index, whichever is greater. The manager of Small Cap generally expects that the median market capitalization of its portfolio will significantly exceed that of the Russell 2000 Index. Small Cap may invest up to 20% of its assets in investments of larger companies and may invest up to 25% of its assets in foreign securities, although it is currently limiting investments in foreign securities to 10% of its assets.

   The Funds also have the same distribution, purchase and redemption procedures, the same dividend payment and reinvestment procedures and the same exchange rights.

How have the expense ratios of the Funds compared?

   The expense ratio of Small Cap is lower than that of Technology. For the six month period ended June 30, 2002, the annualized expense ratios for Small Cap were 0.75% for Class 1 shares and 1.00% for Class 2 shares while the annualized expense ratios for Technology were 1.04% for Class 1 shares and 1.29% for Class 2 shares.

What might be the size of Small Cap after the Transaction?

   As of November 11, 2002, Technology had net assets of $9.8 million, and Small Cap had net assets of $531.2 million. The net assets of Technology represent less than 2% of the net assets of Small Cap. The manager of Small Cap believes that the transfer of the assets of Technology will permit them to be managed more efficiently and will not have any adverse effect on Small Cap.

What are the likely federal tax implications?

   The Transaction contemplated by the Plan is not expected to qualify as a tax-free "reorganization" under the Internal Revenue Code of 1986, as amended. However, the Transaction will not proceed unless, prior to the Effective Time, the Trust has received an opinion of tax counsel that (i) any gains recognized by Technology on the Transaction will be offset by a deduction for dividends paid to its shareholders, and (ii) no gain or loss will be recognized by any contract owner as a result of the Transaction.

   The insurance companies that hold shares of Technology in one or more separate accounts with respect to variable life insurance or annuity contracts that have shares of Technology as an underlying investment will not incur any tax on any dividends that may be paid them by Technology as a result of the Transaction, and will not impose any charges under any contract as a result of the Transaction.

Has the Board approved the Plan?

   Yes. The Board has approved the Plan. The Board recommends that you vote in favor of the Plan.

Why am I giving voting instructions?

   A voting instruction card is, in essence, a ballot. While only insurance companies are the shareholders of record of Technology, and therefore entitled to vote at the Meeting, your insurance company will vote in accordance with your instructions. If you complete and sign the voting instruction card, the shares of Technology attributable to your contract will be voted by your insurance company as you instruct. If you simply sign the voting instruction card without otherwise completing it, those shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or any adjournment of the Meeting. If you do not return a voting instruction card at all, those shares will be voted in the same proportion as shares for which the insurance company has received voting instructions from other contract owners.

   The vote of shareholders of Small Cap is not being solicited, because their approval and consent is not necessary for the approval of the Plan.

                  SOME IMPORTANT INFORMATION ABOUT THE FUNDS

What are the principal risks of an investment in the Funds?

  Market Risk

   An investment in either Technology or Small Cap involve risks common to many mutual funds, including the risks of investing in stocks. There is no guarantee against losses resulting from an investment in either Fund, or that either Fund will achieve its investment goals.

  Growth Investing Risk

   Both Technology and Small Cap have risks associated with aggressive "growth" style investing. Growth stock prices reflect projections of future earnings or revenues and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks also may be more expensive relative to their earnings or assets compared to value or other stocks. Because the manager of Technology and Small Cap uses an aggressive growth strategy, an investment in either of the Funds involves greater risk and more volatility than an investment in less aggressive growth funds.

  Sector Concentration Risk


   Because Technology concentrates its investments in the industries in the technology sector, it carries much greater risks of adverse developments in that sector than a fund that invests in a wide variety of industries. Technology company stocks can be subject to abrupt or erratic price movements and historically have been more volatile than other securities, due to the rapid pace of product change and development affecting such companies. Technology companies are also subject to significant competitive pressures such as new market entrants, aggressive pricing, competition for market share, and the potential for falling profit margins. These companies also face risks that their products will not be accepted or will become obsolete.


   Small Cap also has risks associated with focusing on particular sectors from time to time, including technology companies, electronic technology and technology services companies. Small Cap also may focus on health technology companies, which are subject to risks associated with government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability and similar matters. The health technology industry is characterized by competition and rapid technological developments that may make a company's products or services obsolete in a short period of time.

  Small Cap Investment Risk and Unseasoned Company Risk


   Small Cap and, to a much lesser extent, Technology, has risks associated with investing in smaller companies. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the short term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, including increases in interest rates because borrowing costs go up and it may be more difficult for them to obtain credit to expand, and their growth prospects may be less certain. Smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may rapidly become obsolete. Smaller companies' securities may be less liquid which may adversely affect their price. Investments in these companies may be considered speculative. Small Cap also has risks associated with initial public offerings issued by unseasoned companies with little or no operating history.

  Foreign Investing Risk


   Technology and, to a lesser extent, Small Cap, also have risks associated with investing in foreign securities, which typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations on currency exchange rates; and devaluations by governments, country risks (political, social and economic instability, for example, regional conflicts, terrorism and war; currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), and company risks (different trading practices; less government supervision; less publicly available information; limited trading markets; and greater volatility).


  Non-Diversification Risk

   Unlike Small Cap, Technology is non-diversified, which means that it may have a greater portion of its assets invested in the securities of one issuer and may have securities of a smaller number of issuers than a diversified fund. Therefore, Technology may be more sensitive to economic, business, political or other changes affecting similar issuers or securities.

   For a more complete discussion of the risks of investing in Technology and Small Cap, please consult their prospectuses, which are enclosed with and considered a part of this Prospectus and Proxy Statement. The prospectuses also have more information about the Funds' investments goals and strategies.

How do the performance records of Small Cap and Technology compare?


   Small Cap has outperformed Technology. Moreover, unlike Technology, Small Cap has established a longer, proven track record since its inception in 1995. The performance of the Funds for the indicated periods ended on December 31, 2001, the Funds' fiscal year-end, and the one-year performance for the period ended September 30, 2002 are shown below:


                        Class 1 Comparative Performance


                    Average Annual Returns (%)            Cumulative Total Returns (%)
              -------------------------------------- --------------------------------------
              01.01.02  1 Year  5 Years     From     01.01.02  1 Year  5 Years     From
                 to       to       to     Inception     to       to       to     Inception
Fund          09.30.02 12.31.01 12.31.01 to 12.31.01 09.30.02 12.31.01 12.31.01 to 12.31.01
----          -------- -------- -------- ----------- -------- -------- -------- -----------
Technology/1/  -52.71   -29.42     N/A     -31.26     -52.71   -29.42     N/A     -46.50
Small Cap/2/.  -36.85   -15.02   10.69      13.59     -36.85   -15.02   66.20     119.45


                      Class 2 Comparative Performance/3/


                    Average Annual Returns (%)            Cumulative Total Returns (%)
              -------------------------------------- --------------------------------------
              01.01.02  1 Year  5 Years     From     01.01.02  1 Year  5 Years     From
                 to       to       to     Inception     to       to       to     Inception
Fund          09.30.02 12.31.01 12.31.01 to 12.31.01 09.30.02 12.31.01 12.31.01 to 12.31.01
----          -------- -------- -------- ----------- -------- -------- -------- -----------
Technology/1/  -52.91   -29.59     N/A     -31.42     -52.91   -29.59     N/A     -46.70
Small Cap/2/.  -36.94   -15.25   10.53      13.45     -36.94   -15.25   64.93     117.78

--------
1. Inception date 5.01.00
2. Inception date 11.01.95

3. Because Class 2 shares were not offered until 01.06.99 for Small Cap and
   09.01.00 for Technology, Class 2 share performance for prior periods represents the historical results of Class 1 shares. For periods beginning after 01.06.99 for Small Cap and 09.01.00 for Technology, Class 2 share performance reflects an additional 12b-1 fee, which also will affect future performance.

   Performance reflects all Fund expenses (including 12b-1 distribution and service fees for Class 2) but does not include any expenses, fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, performance would be lower.

   Total return figures are based on the inception of each Fund, which may have started before the contract. Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year by year results.

Who manages the Funds?

   The management of the business and affairs of the Funds is the responsibility of the Board.


   Franklin Advisers, Inc. (Advisers or Manager) is the investment adviser of both Small Cap and Technology. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. (Resources), which is a publicly-owned company operating as Franklin Templeton Investments, and is engaged in various aspects of the financial services industry through its subsidiaries. As of November 30, 2002 Franklin Templeton Investments has over $261 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts, and offers 106 U.S. based open-end investment companies to the public. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr.



   Mr. Edward B. Jamieson, Mr. Michael McCarthy and Mr. Aidan O'Connell are responsible for the day-to-day management of the portfolio of Small Cap. Messrs. Jamieson, McCarthy and O'Connell have been with Franklin Templeton Investments since 1987, 1992 and 1998, respectively. Mr. Ian Link, Mr. Robert Dean and Mr. Conrad Herrmann are responsible for management of the portfolio of Technology. Mr. Link and Mr. Herrmann have been with Franklin Templeton Investments since 1989 and Mr. Dean since 1995.


   Under the investment advisory agreements between Advisers and the Trust on behalf of Technology and on behalf of Small Cap, Advisers receives a management fee from each Fund based on the schedule below:


              Annual Rate Net Assets
              ----------- ----------
                0.550%... First $500 million
                0.450%... Over $500 million, up to and including
                          $1 billion
                0.400%... Over $1 billion, up to and including
                          $1.5 billion
                0.350%... Over $1.5 billion, up to and including
                          $6.5 billion
                0.325%... Over $6.5 billion, up to and including
                          $11.5 billion
                0.300%... Over $11.5 billion, up to and including
                          $16.5 billion
                0.290%... Over $16.5 billion, up to and including
                          $19 billion
                0.280%... Over $19 billion, up to and including
                          $21.5 billion
                0.270%... Over $21.5 billion

What service providers do the Funds use?

      Administrative services. Franklin Templeton Services, LLC, an indirect wholly-owned subsidiary of Resources, provides certain administrative services and facilities for each Fund.

      Auditor. PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105 is the Trust's independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.


      Custody services. Bank of New York, Mutual Funds Division, 100 Church Street, New York, New York 10286, acts as custodian of the Funds' securities and other assets.



      Distribution services. Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Funds' shares.


      Shareholder servicing and transfer agent. Franklin Templeton Investor Services, LLC is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent.

How are shares bought and sold?

   Shares of both Technology and Small Cap are offered and sold only to insurance company separate accounts. Shares are sold at net asset value and are redeemed at net asset value. Individuals may not purchase these shares directly from the Funds. Class 1 and Class 2 shares of both Funds may serve as the underlying investment vehicles for both variable annuity and variable life insurance contracts issued by insurance companies.


   Contract owners may exchange shares of any one class for shares of other classes or shares of other funds through a transfer between investment options available under a variable insurance contract, subject to the terms and any specific limitations on the exchange (or transfer) privilege described in the contract prospectus. Market timing transfers may not be permitted.


When are dividends and distributions made?

   Both Technology and Small Cap normally intend to pay an annual dividend representing substantially all of their net investment income and to distribute annually any net realized capital gains. If the Plan is approved, Technology will pay a special dividend in order to distribute its net investment income and net realized capital gains prior to the Effective Time.

How do the investment goals and strategies of the Funds compare?

   Each of Technology and Small Cap has as its principal investment goal capital growth. In their current prospectuses, the principal investment goal of Technology is stated as capital appreciation, while that of Small Cap is stated as long-term capital growth.

   As a sector fund, Technology seeks to achieve its investment goal by normally investing at least 80% of its net assets in investments of companies in the technology sector. These are companies that are expected to benefit from the development, advancement, and use of technology such as semiconductors, packaged software, information technology services, computing hardware, telecommunications, health technology, biotechnology, aerospace and defense technologies, and media and information services. The Fund may invest in companies of any size, and may invest up to 35% of its total assets in foreign securities, but generally invests predominantly in U.S. companies. The Fund may also invest in initial public offerings.


   Small Cap seeks to achieve its investment goal by normally investing at least 80% of its net assets in investments of small capitalization (small cap) companies. For Small Cap, small cap companies are those companies with market capitalization values not exceeding $1.5 billion, or the highest market capitalization value of the Russell 2000 Index; whichever is greater, at the time of purchase. The manager of Small Cap generally expects that the median market capitalization of its portfolio will significantly exceed that of the Russell 2000 Index. The manager may continue to hold an investment for further capital growth opportunities even if the company is no longer small cap. Small Cap may also invest up to 20% of its net assets in larger companies' securities, and also may invest in initial public offerings of securities and a very small portion of its assets in private or illiquid securities, such as late stage venture capital financings. Although not intended to be a technology sector fund, the prospectus of Small Cap discloses that it may invest substantially in the technology sector.

   Small Cap also may invest in debt securities that the Manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. Technology will invest less than 5% of its net assets in debt securities.


   The main differences between the portfolios of Technology and Small Cap are:
(i) Technology normally invests primarily in companies that may gain from technological advancement and may hold a substantial portion of assets in one or more industries of the technology sector, such as electronic and health technology, while Small Cap primarily invests in small cap securities and may invest substantially in various technology sectors from time to time; and (ii) while Technology can invest up to 35% of its assets in foreign securities, it is currently limiting such investment to 10-15%, whereas Small Cap intends to limit its investments in foreign securities to no more than 10% of its assets (including up to 5% in emerging markets securities) but can invest up to 25% in such securities; and (iii) Technology is non-diversified, whereas Small Cap is diversified.


How do the fundamental investment restrictions of the Funds compare?

   Policies or restrictions that are deemed fundamental by Technology or Small Cap may only be changed with the approval of the lesser of: (i) more than 50% of the Fund's outstanding shares; or (ii) 67% or more of the Fund's shares present at a shareholder meeting, if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy (Majority Vote).

   The following restrictions have been adopted as fundamental policies for both Funds:


      Borrowing. Each Fund may not borrow money, except they may borrow money from banks or affiliated investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes and then in an amount not exceeding
   33 1/3% of the value of the Fund's total assets (including the amount borrowed).


      Lending. Each Fund may not make loans to other persons except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Funds may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

      Underwriting. Neither Fund may act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

      Commodities and real estate. Neither Fund may purchase or sell real estate and commodities, except that a Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

      Senior securities. Neither Fund may issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans, mortgages or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions; or (c) making short sales of securities, to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

   The following additional restrictions have been adopted as fundamental policies for Small Cap, which may not:

      Diversification. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if immediately after such investment: (a) more than 5% of the value of the Fund's total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

      Concentration. Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

What distribution and service fees do the Funds have?

   Class 2 shares of each Fund have a distribution plan, sometimes known as a rule 12b-1 plan, that allows the Fund to pay distribution fees to those who sell and distribute Class 2 shares and provide services to shareholders and contract owners. The maximum amount payable by each Fund under the plan is 0.35% per year of each Fund's average net assets, however the Board has set the current rate at 0.25%. A portion of the fees payable to Distributors or others under the plan may be retained by Distributors for distribution expenses. Neither Fund has adopted a rule 12b-1 plan applicable to its Class 1 shares.

What are the fees and expenses of the Funds and what might they be after the transaction?

                                  Fee Tables

   The tables below describe the fees and expenses of the Funds for the fiscal year ended December 31, 2001, and for the six month period ended June 30, 2002. The tables and the examples do not include any fees, expenses or sales charges imposed by the insurance companies under the variable insurance contracts for which the Funds serve as investment options. If they were included, your costs would be higher.

                        ANNUAL FUND OPERATING EXPENSES

                    For fiscal year ended December 31, 2001
                 (expenses that are deducted from Fund assets)

                                                                                       Projected/1/ Small
                                                                                           Cap After
                                                      Technology         Small Cap        Transaction
                                                   --------------    --------------    --------------
                                                   Class 1 Class 2   Class 1 Class 2   Class 1  Class 2
Description of Fees                                  (%)     (%)       (%)     (%)       (%)      (%)
-------------------                                ------- -------   ------- -------   -------  -------
Shareholder Fees
.. Maximum sales charge (load) imposed on purchases   0.00    0.00      0.00    0.00      0.00     0.00
.. Maximum deferred sales charge (load)............   0.00    0.00      0.00    0.00      0.00     0.00
Management fees...................................   0.55    0.55      0.53    0.53      0.53     0.53
Distribution and service (12b-1) fees.............   0.00    0.25/2/   0.00    0.25/2/   0.00     0.25/2/
Other expenses....................................   0.51    0.51      0.31    0.31      0.31     0.31
                                                    -----   -----     -----   -----     -----    -----
Total annual Fund operating expenses..............   1.06    1.31      0.84    1.09      0.84     1.09
                                                    -----   -----     -----   -----     -----    -----
Management fee reduction/3/.......................  (0.03)  (0.03)    (0.08)  (0.08)    (0.08)   (0.08)
                                                    -----   -----     -----   -----     -----    -----
Net annual Fund operating expenses................   1.03    1.28      0.76    1.01      0.76     1.01
                                                    =====   =====     =====   =====     =====    =====

--------
1. Projected expenses based on current Small Cap expenses.
2. While the maximum amount payable under the Funds' Class 2 rule 12b-1 plan is 0.35% per year of each Fund's average daily net assets, the Board has set the current rate for each Fund at 0.25% per year.
3. The Manager had agreed contractually to reduce its fee annually to reflect reduced services resulting from each Fund's investment in a Franklin Templeton money fund. This reduction is required by the Board and an SEC order permitting the Funds to invest in an affiliated money fund.

EXAMPLE

   The examples below can help you compare the cost of investing in Technology with the cost of investing in Small Cap, and the cost of investing in the Funds with the cost of investing in other mutual funds. They assume:

  .  You invest $10,000 in each Fund for the periods shown;
  . Your investment has a 5% return each year; and . The Funds' operating expenses remain the same.

   Although your actual costs may be higher or lower than the example above, based on these assumptions your costs would be:

                                            1 Year 3 Years 5 Years 10 Years
    Fund                                     ($)     ($)     ($)     ($)
    ----                                    ------ ------- ------- --------
    Technology
    . Class 1..............................  105     328     569    1,259
    . Class 2..............................  130     406     702    1,546

    Small Cap
    . Class 1..............................   78     243     422      942
    . Class 2..............................  103     322     558    1,236

    Projected Small Cap (after Transaction)
    . Class 1..............................   78     243     422      942
    . Class 2..............................  103     322     558    1,236

                    Six month period ended June 30, 2002/1/

                                                                             Projected/2/ Small
                                                                                 Cap After
                                            Technology         Small Cap        Transaction
                                         --------------    --------------    --------------
                                         Class 1 Class 2   Class 1 Class 2   Class 1  Class 2
Description of Fees                        (%)     (%)       (%)     (%)       (%)      (%)
-------------------                      ------- -------   ------- -------   -------  -------
Shareholder Fees
.. Maximum sales charge (load) imposed on
  purchases.............................   0.00    0.00      0.00    0.00      0.00     0.00
.. Maximum deferred sales charge (load)..   0.00    0.00      0.00    0.00      0.00     0.00
Management fees.........................   0.55    .055      0.52    0.52      0.52     0.52
Distribution and service (12b-1) fees...   0.00    0.25/3/   0.00    0.25/3/   0.00     0.25/3/
Other expenses..........................   0.51    0.51      0.29    0.29      0.29     0.29
                                          -----   -----     -----   -----     -----    -----
Total annual Fund operating expenses....   1.06    1.31      0.81    1.06      0.81     1.06
                                          -----   -----     -----   -----     -----    -----
Management fee reduction/4/.............  (0.02)  (0.02)    (0.06)  (0.06)    (0.06)   (0.06)
                                          -----   -----     -----   -----     -----    -----
Net annual Fund operating expenses......   1.04    1.29      0.75    1.00      0.75     1.00
                                          =====   =====     =====   =====     =====    =====

--------
1. Annualized.
2. Projected expenses based on current Small Cap expenses.
3. While the maximum amount payable under the Funds' Class 2 rule 12b-1 plan is 0.35% per year of each Fund's average daily net assets, the Board has set the current rate for each Fund at 0.25% per year.
4. The manager had contractually agreed annually to reduce its fee to reflect reduced services resulting from each Fund's investment in a Franklin Templeton money fund. This reduction is required by the Board and an SEC order permitting the Funds to invest in an affiliated money fund.

EXAMPLE

   The following example is based on the same assumptions as those for the example above for the fiscal year ended December 31, 2001. The June 30, 2002, semi-annual numbers are, however, annualized:

                                            1 Year 3 Years 5 Years 10 Years
    Fund                                     ($)     ($)     ($)     ($)
    ----                                    ------ ------- ------- --------
    Technology
    . Class 1..............................  106     331     574    1,271
    . Class 2..............................  131     409     708    1,557

    Small Cap
    . Class 1..............................   77     240     417      930
    . Class 2..............................  102     318     552    1,225

    Projected Small Cap (after Transaction)
    . Class 1..............................   77     240     417      930
    . Class 2..............................  102     318     552    1,225

                       INFORMATION ABOUT THE TRANSACTION

What are the terms of the Plan?

   The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit A.

   If the shareholders of Technology approve the Plan, the Transaction will take place after various conditions are satisfied by the Trust on behalf of the Funds, including the preparation of certain documents. If the shareholders of Technology do not approve the Plan, the Transaction will not take place. In such case, the Board will consider what further action is appropriate, including the liquidation of Technology.

   If the shareholders of Technology approve the Plan, Technology will transfer its assets to Small Cap, in exchange for Class 1 or Class 2 shares of Small Cap equal in value to the Class 1 or Class 2 shares of Technology. Small Cap Class 1 or Class 2 shares issued to Technology will then be distributed by Technology to the insurance company separate accounts that hold its shares, in redemption of its outstanding shares. As a result, the separate accounts will cease to own shares of the Technology and will instead own shares of Class 1 or Class 2 of Small Cap having an aggregate net asset value equal to all Class 1 and Class 2 shares of Technology at the Effective Time. Technology then will be liquidated and dissolved. The Transaction is expected to take place at the close of business on the New York Stock Exchange on April 30, 2003, or soon thereafter, or such other date as is determined by the Board. After the Transaction, your contract values will depend on the performance of Small Cap instead of that of Technology.

   To the extent permitted by law, the Trust may, on behalf of the Funds, agree to amend the Plan without shareholder approval. The Trust may also decide to terminate and abandon the Transaction at any time before or, to the extent permitted by law, after the approval of shareholders of Technology.

Who will pay the expenses of the Transaction?


   The fees and expenses incurred in connection with the Transaction, whether or not the Plan is approved at the Meeting or the Transaction is consummated, will be divided between the Funds and the Manager. Each of Technology and Small Cap will pay one-fourth of the total fees and expenses, and the Manager will pay one-half of such total fees and expenses. The cost to Technology and Small Cap is estimated to be approximately $27,500 each or $0.00977 and $0.000650 per share, based on the number of shares outstanding as of June 30, 2002, (2,814,640 shares of Technology and 42,313,667 shares of Small Cap). The annualized ratio of the estimated cost, based on average net assets for the six-month period ended June 30, 2002, is 0.22% for Technology and 0.0041% for Small Cap.


What are the reasons for recommending the Plan?

   Shareholders of both Funds, but primarily those of Technology, potentially could be advantaged by the growth in assets realized by combining the Funds. A larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Higher aggregate net assets and the opportunity for net cash inflows also may reduce the risk that, if the net assets of Technology fail to grow, or diminish, its total expense ratio could rise as certain fixed expenses become a larger percentage of net assets. Shareholders of Technology are projected to achieve a reduction in expense ratio following the Transaction.

   At a meeting held on October 10, 2002, the Board reviewed the potential benefits and costs of the Transaction to shareholders of Technology and Small Cap; the expense ratios of Technology and Small Cap; the comparative investment performance of Technology and Small Cap; the compatibility of the investment goals, policies, restrictions and investments of Technology with those of Small Cap; and the tax consequences of the Transaction. The Board also reviewed the allocation of the fees and expenses of the Transaction, which will be paid one-fourth by each of Technology and Small Cap and one-half by Advisers.

   The Board, including a majority of the trustees who are not interested persons of the Funds, concluded that the Transaction is in the best interests of the shareholders of both Funds and that no dilution of value of the interests of the shareholders of either Technology or Small Cap would result from the Transaction. The Board approved the Plan on November 12, 2002, and recommends that shareholders of Technology vote to approve the Transaction.

What are the federal tax consequences of the Transaction?

   It is not expected that the Transaction will qualify as a tax-free "reorganization" under the applicable provisions of the Internal Revenue Code of 1986, as amended. However, the consummation of the Transaction is subject to the receipt of an opinion of special tax counsel to the Trust that: (i) no gain or loss will be recognized by Small Cap in connection with the Transaction;
(ii) any gains recognized by Technology in connection with the Transaction will be offset by a deduction for dividends paid to its shareholders; and (iii) no gain or loss will be recognized by contract owners for whose contracts shares of either Technology or Small Cap are underlying investments.

   The insurance companies that hold shares of Technology in one or more separate accounts with respect to variable life insurance or annuity contracts that have shares of Technology as an underlying investment will not incur tax on any dividends that may be paid to them by Technology as a result of the Transaction, and will not impose any charges under the contracts as a result of the Transaction.

   The foregoing is only a summary of the principal federal income tax consequences of the Transaction and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisers regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations that may apply in your particular circumstances.

What other things should I know about the shares of Small Cap?

   Shares of Small Cap will be distributed to shareholders of the corresponding class of Technology and will have the same legal characteristics as the shares of Technology with respect to such matters as voting rights, assessability, conversion rights, and transferability. Both Technology and Small Cap are series of the Trust. The Trust is an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust on May 23, 1988, and is registered with the SEC.

   As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust (Declaration) of the Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of a Fund. The Declaration also provides for indemnification and reimbursement of expenses out of a Fund's assets if you are held personally liable for obligations of a Fund. The Declaration provides that a Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration further provides that a Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of a Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

What is the capitalization of each Fund and what might the capitalization of Small Cap be after the Transaction?

   The following table sets forth, as of November 11, 2002, the capitalization of Class 1 and Class 2 shares of Technology and Small Cap (the only two classes of shares of the Funds outstanding). The table also shows the projected capitalization of Small Cap as adjusted to give effect to the proposed Transaction, as if the Transaction has occurred on that date. The capitalization of Small Cap and its classes is likely to be different when the Transaction is consummated, due to changes in market value of portfolio securities of the Funds between November 11, 2002, and the Effective Time, changes in the amount of undistributed net investment income and net realized capital gains of both Funds during that period resulting from income and distributions, and changes in the accrued liabilities of both Funds during the same period. It is not possible to predict the number or value of shares of Small Cap that actually will be issued and distributed in connection with the Transaction.

                                                               Small Cap Projected
                                       Technology   Small Cap   After Transaction
                                       ----------- ----------- -------------------
                                       (unaudited) (unaudited)     (unaudited)
Net assets (all classes) (thousands).. $    9,801  $   531,187     $   540,988
Total shares outstanding (all classes)  3,330,171   43,486,929      44,289,878
Class 1 net assets (thousands)........ $    1,896  $   159,535     $   161,431
Class 1 shares outstanding............    641,202   12,998,870      13,153,350
Class 1 net asset value per share..... $     2.96  $     12.27     $     12.27
Class 2 net assets (thousands)........ $    7,905  $   371,652     $   379,557
Class 2 shares outstanding............  2,688,969   30,488,059      31,136,528
Class 2 net asset value per share..... $     2.94  $     12.19     $     12.19

                              VOTING INFORMATION

Why is the Meeting being called?

   In order to complete the Plan, the approval of the shareholders of record of Technology representing a majority of the shares outstanding as of the close of business on December 27, 2002, is required.

   If a sufficient vote in favor of approving the Plan is not received by the time scheduled for the Meeting, the persons named in the proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. Any proposed adjournment requires the affirmative vote of holders of a majority of those shares present at the Meeting.

Who is eligible to vote?


   Shareholders of record of Technology at the close of business on December 27, 2002, the record date, are entitled to vote at the Meeting. As of the record date, Technology had 407,009.876 shares outstanding and entitled to be voted. The Class 1 and Class 2 shares of Technology will vote together as a single class at the Meeting.


   Each share is entitled to one vote. Shareholders may vote by executing a proxy card. You will be able to give your insurance company voting instructions for those shares attributable to your contract as of the record date for the Meeting.

   The vote of shareholders of Small Cap is not being solicited, because their approval and consent is not necessary for the approval of the Plan.

Why am I giving voting instructions?

   A voting instruction card is, in essence, a ballot. While only insurance companies are the shareholders of record of Technology, and therefore entitled to vote at the Meeting, your insurance company will vote in accord with your instructions. If you complete and sign the voting instruction card, the shares of Technology attributable to your contract will be voted by your insurance company as you instruct. If you simply sign the voting instruction card without otherwise completing it, those shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or any adjournment of the Meeting. If you do not return a voting instruction card at all, those shares will be voted in the same proportion as shares for which the insurance company has received voting instructions from other contract owners.

How are proxies being solicited?

   We will solicit proxies primarily by mail. Additional solicitations may be made by telephone, facsimile or personal contact by officers or employees of the Trust or Franklin Templeton Investments who will not be specially compensated for these services. Technology, Small Cap and Advisers will share the costs of the Meeting, including the costs of preparing and mailing the notice, prospectus and proxy statement and of any solicitation of proxies. One-half of such costs will be paid by Advisers and one-fourth will be paid by each of Technology and Small Cap.

Can I revoke my voting instructions?

   You may revoke your voting instructions at any time before the proxy is voted by: (i) delivering a written revocation to the Secretary of the Trust at One Franklin Parkway, San Mateo, California 94403-1906 prior to the Meeting;
(ii) forwarding a later-dated voting instruction that is received by the Trust prior to the Meeting; or (iii) being present at the Meeting and giving new voting instructions in person.

                     ANNUAL MEETINGS AND SPECIAL MEETINGS

   The Trust's Declaration does not provide for annual meetings of shareholders. The Trust does not intend to hold such a meeting in the year 2003. Proposals included in the proxy statement for any subsequent meeting must be received within a reasonable time before any such meeting at the Trust's offices, One Franklin Parkway, San Mateo, California 94403-1906. If a shareholder submits a proposal after such time, the proposal will not appear in the proxy statement.

                                OTHER BUSINESS

   We do not know of any business to be brought before the Meeting other than the matters set forth in this Prospectus and Proxy Statement. Should any other matters requiring a vote of shareholders arise, however, the proxies will vote on such matters according to their best judgment.

                            PRINCIPAL SHAREHOLDERS

   Your insurance company will vote on the Plan as you instruct. Thus, your insurance company does not exercise control over Technology solely as the record owner of the Fund's shares. As of December 27, 2002, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of Technology.

   The name, address and percentage of ownership of shareholders that owned of record 5% or more of Technology and Small Cap, on behalf of certain separate accounts, on December 27, 2002, and the percentage of Small Cap that would be owned by these shareholders after completing the Transaction based upon their holdings as of December 27, 2002, are as follows:


                                                      Percentage   Pro Forma
                                                       of Class  Percentage of
                                             Class of  Owned on  Class of Small
                                              Shares    Record    Cap Owned on
              Name and Address                Owned      Date     Consummation
              ----------------               -------- ---------- --------------
Technology
Allianz Life Insurance Company.............. Class 1    91.86%        1.04%/1/
P.O. Box 1117
Minneapolis, MN 55440-1117
Preferred Life Insurance Company of New York Class 1     8.14%        0.09%/2/
P.O. Box 1117
Minneapolis MN 55440-1117
Hartford Life............................... Class 2    13.74%        0.34%/3/
P.O. Box 2999
Hartford, CT 06104-2999
Hartford Life............................... Class 2    84.28%        2.06%/3/
P.O. Box 2999
Hartford, CT 06104-2999

Small Cap
Allianz Life Insurance Company.............. Class 1    88.85%       87.84%/1/
P.O. Box 1117
Minneapolis, MN 55440-1117
Preferred Life Insurance Company of New York Class 1     5.06%        5.00%/2/
P.O. Box 1117
Minneapolis, MN 55440-1117
Allianz Life Insurance Company.............. Class 2     7.83%        7.64%
P.O. Box 1117
Minneapolis, MN 55440-1117
Allmerica Financial Life and Annuity Company Class 2    18.37%       17.92%
440 Lincoln Street MS-310
Worcester MA 01653-0002
Hartford Life............................... Class 2    23.11%       22.55%/3/
P.O. Box 2999
Hartford CT 06104-2999
Lincoln National Life Insurance Company..... Class 2     7.07%        6.90%
13 South Clinton Street MS 6H-02
Fort Wayne IN 46802-3518
Pruco Life of Arizona....................... Class 2    13.63%       13.30%
213 Washington Street 7th Floor
Newark NJ 07102-2917
Travelers Life and Annuity Company.......... Class 2     6.71%        6.55%
Attention Shareholder Account Unit
P.O. Box 990027
Hartford CT 06199-0027



--------
* Christopher H. Pinkerton serves as Trustee of the Trust and is President, Chairman and Chief Executive Officer, USAllianz Investor Services, LLC and USAllianz Advisors; President and Chief Executive Officer, USAllianz Investment Advisor and USAllianz VIP Trust; Senior Vice President, Variable Products Division Allianz Life Insurance Company of North America. Mr. Pinkerton may not be viewed as an independent person of the Trust under the 1940 Act because of the share ownership of Allianz Life.

1. Combined assets represent 88.88%


2. Combined assets represent 5.09%


3. Combined assets represent 24.95%

                  EXHIBITS TO PROSPECTUS AND PROXY STATEMENT


Exhibit
-------

   A    Franklin Templeton Variable Insurance Products Trust Plan of Reorganization of Franklin
          Technology Securities Fund and Franklin Small Cap Fund.

   B    Prospectus of Franklin Small Cap Fund--Class 1 or Class 2, dated May 1, 2002.

   C    Prospectus of Franklin Technology Securities Fund--Class 1 or Class 2, dated May 1, 2002, as amended November 21, 2002.

   D    Annual Report to Shareholders of Franklin Small Cap Fund dated December 31, 2001.

   E    Semi Annual Report to Shareholders of Franklin Small Cap Fund dated June 30, 2002.

                                                                      EXHIBIT A

             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                            PLAN OF REORGANIZATION
                                      OF
                      FRANKLIN TECHNOLOGY SECURITIES FUND
                                      AND
                            FRANKLIN SMALL CAP FUND

   THIS PLAN OF REORGANIZATION (the "Plan"), is made by Franklin Templeton Variable Insurance Products Trust, a business trust created under the laws of The Commonwealth of Massachusetts (the "Trust") as of this 12th day of November, 2002, on behalf of its series, Franklin Technology Securities Fund (the "Acquired Fund") and Franklin Small Cap Fund (the "Acquiring Fund") (collectively, the "Funds") with its principal place of business at One Franklin Parkway, San Mateo, California 94403-1906.

                            PLAN OF REORGANIZATION

   The reorganization described in this Plan will consist of: (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of the Acquired Fund in exchange solely for Class 1 and Class 2 shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund; (ii) the distribution to the shareholders of the Acquired Fund of such Class 1 and Class 2 shares of the Acquiring Fund in exchange for and in redemption of such shareholders' shares of the corresponding Class in the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the closing (as defined in Section 4, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

1.  Declaration and Payment of Dividends by Acquired Fund.

   Prior to the Closing, the Acquired Fund shall calculate, declare and pay ordinary and capital gain dividends on its Class 1 and Class 2 shares in amounts sufficient to distribute all of its investment company taxable income and all capital gains to the close of business on the date of Closing. Such dividends shall automatically be reinvested in additional shares, of the corresponding class, of the Acquired Fund.

2.  Transfer of Assets, Dissolution of Acquired Fund.

   (a) Subject to the terms and conditions of this Plan, the Acquired Fund shall convey, transfer and deliver to the Acquiring Fund at the Closing all of the Acquired Fund's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) pay the Acquired Fund's allocable portion of the costs and expenses of carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its dissolution contemplated hereunder), which costs and expenses shall be established on the Acquired Fund's books as liability reserves; (ii) discharge its unpaid liabilities on its books at the Closing Date; and (iii) pay such contingent liabilities as the Board of Trustees shall reasonably deem to exist against the Acquired Fund, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Acquired Fund's books (such existing assets, net of the reserves described in (i), (ii) and (iii), hereinafter referred to as the Acquired Fund's "Net Assets"). The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date, except for such rights as may arise by reason of the Acquired Fund's status as a holder of a security or other investment property which is transferred to the Acquiring Fund hereunder.

   (b) Subject to the terms and conditions of this Plan, the Acquiring Fund shall at the Closing deliver to the Acquired Fund the number of its Class 1 and Class 2 Shares (including any fractional share rounded to the nearest one-thousandth of a share) determined: (i) in the case of the Acquiring Fund's Class 1 shares, by dividing the net asset value per share of the Class 1 shares of the Acquired Fund by the net asset value per share of the Acquiring Fund's Class 1 shares, and multiplying the result thereof by the number of outstanding Class 1 Shares of the Acquired Fund, as of the close of trading on the New York Stock Exchange on the Closing Date; and (ii) in the case of the Acquiring Fund's Class 2 shares, by dividing the net asset value per share of the Class 2 shares of the Acquired Fund by the net asset value per share of the Acquiring Fund's Class 2 shares, and multiplying the result thereof by the number of outstanding Class 2 shares of the Acquired Fund, as of the close of trading on the New York Stock Exchange on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 3 hereof.

   (c) Immediately following the Closing, the Acquired Fund shall distribute to each of its shareholders of record as of the close of business on the Closing Date that number of Class 1 or Class 2 shares of the Acquiring Fund (including any fractional share rounded to the nearest one-thousandth share) as shall have an aggregate value equal to the aggregate value of the shares of the same class of the Acquired Fund which were owned by such shareholder immediately prior to the Closing, in exchange for and in cancellation of such shareholder's shares of the Acquired Fund, such values to be determined in the manner and as of the time set forth in Section 3 hereof. Such distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date.

   (d) Following the completion of the distribution described in the preceding sub-paragraph, the Acquired Fund shall be dissolved.

3.  Valuation.

   (a) The value of the Acquired Fund's Net Assets to be acquired by Acquiring Fund hereunder shall be computed as of the close of trading on the New York Stock Exchange on the Closing Date using the valuation procedures set forth in the Acquired Fund's currently effective prospectus.

   (b) The net asset value of a share of beneficial interest of Acquired Fund Class 1 and Class 2 shares shall be determined to the nearest full cent as of the close of trading on the New York Stock Exchange on the Closing Date using the valuation procedures set forth in Acquired Fund's currently effective prospectus.

   (c) The net asset value of a share of beneficial interest of the Acquiring Fund's Class 1 and Class 2 shares shall be determined to the nearest full cent as of the close of trading on the New York Stock Exchange on the Closing Date, using the valuation procedures set forth in Acquiring Fund's currently effective prospectus.

4.  Closing and Closing Date.

   The Closing Date shall be April 30, 2003, or such later date as determined by the officers of the Trust. The Closing shall take place at the principal office of the Trust, or at such other place as the officers of the Trust shall designate, at the close of business on the New York Stock Exchange on the Closing Date. The Trust on behalf of the Acquired Fund shall have provided for delivery as of the Closing of those Net Assets of Acquired Fund to be transferred to the account of the Acquiring Fund at the Trust's Custodian, Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286. Also, the Trust on behalf of the Acquired Fund shall have prepared and have available at the Closing a list of names and addresses of the shareholders of record of its shares and the number of Class 1 and Class 2 shares of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of trading on the New York Stock Exchange on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief. The Trust on behalf of Acquiring Fund shall have prepared satisfactory evidence that such Acquiring Fund Shares have been registered in an account on the books of the Acquiring Fund in such manner as the officers of the Trust on behalf of Acquired Fund shall deem appropriate.

5.  Representations and Warranties by the Trust on behalf of Acquiring Fund.

   The Trust makes the following representations and warranties about the Acquiring Fund:

   (a) The Acquiring Fund is a series of the Trust, a business trust created under the laws of The Commonwealth of Massachusetts on May 23, 1988, and is validly existing under the laws of that

Commonwealth. The Trust is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Trust's Acquiring Fund shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

   (b) The Trust is authorized to issue an unlimited number of shares of beneficial interest of the Acquiring Fund, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights. The Acquiring Fund is further divided into two classes of shares, Class 1 and Class 2, and an unlimited number of shares of beneficial interest, par value $0.01 per share, have been allocated and designated to the shares of the Acquiring Fund.

   (c) The financial statements appearing in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2001, audited by PricewaterhouseCoopers, LLP, and the Semiannual Report to Shareholders for the six month period ended June 30, 2002, fairly present the financial position of the Acquiring Fund as of such dates and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

   (d) The books and records of the Acquiring Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of the Acquiring Fund.

   (e) The Trust has the necessary power and authority to conduct its business as such business is now being conducted.

   (f) The Trust on behalf of the Acquiring Fund is not a party to or obligated under any provision of its Agreement and Declaration of Trust ("Declaration of Trust") or Amended By-laws ("By-laws"), or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

   (g) The Trust has elected to treat the Acquiring Fund as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will qualify as a RIC as of the Closing Date.

6.  Representations and Warranties by the Trust on behalf of Acquired Fund.

   The Trust makes the following representations and warranties about the Acquired Fund:

   (a) The Acquired Fund is a series of the Trust, a business trust created under the laws of The Commonwealth of Massachusetts on May 23, 1988, and is validly existing under the laws of that Commonwealth. The Trust is duly registered under the 1940 Act as an open-end, management investment company and all of the Trust's Acquired Fund's shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

   (b) The Trust is authorized to issue an unlimited number of shares of beneficial interest of the Acquired Fund, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, freely transferable, and has full voting rights. The Acquired Fund is further divided into two classes of shares, Class 1 and Class 2, and an unlimited number of shares of beneficial interest, par value $0.01 per share, have been allocated and designated to the shares of the Acquired Fund.

   (c) The financial statements appearing in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2001, audited by PricewaterhouseCoopers, LLP, and the Semiannual Report to Shareholders for the six month period ended June 30, 2002, fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

   (d) The Trust has the necessary power and authority to conduct the Acquired Fund's business as such business is now being conducted.

   (e) The Trust on behalf of the Acquired Fund is not a party to or obligated under any provision of the Trust's Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by the Trust's execution of or performance under this Plan.

   (f) The Trust has elected to treat the Acquired Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, and the Acquired Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date.

7.  Representations and Warranties by the Trust on behalf of the Funds.

   The Trust makes the following representations and warranties about both the Acquiring Fund and the Acquired Fund (collectively, the "Funds"):

   (a) The Trust will create a statement of assets and liabilities for each of the Funds which will be prepared as of the close of trading on the New York Stock Exchange on the Closing Date for the purpose of determining the number of Acquiring Fund shares to be issued pursuant to Section 2 of this Plan, will accurately reflect its Net Assets in the case of the Acquired Fund and its net assets in the case of the Acquiring Fund, and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

   (b) At the Closing, the Funds will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in "(a)" above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

   (c) Except as disclosed in the Trust's currently effective prospectus relating to the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against either of the Funds.

   (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by either of the Funds.

   (e) The execution, delivery, and performance of this Plan have been duly authorized by all necessary action of the Trust's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

   (f) It anticipates that consummation of this Plan will not cause either of the Funds to fail to conform to the requirements of Subchapter M of the Code for federal income taxation as a RIC at the end of its fiscal year.

   (g) The Trust has the necessary power and authority to conduct the business of the Funds, as such business is now being conducted.

8.  Intentions of the Trust on behalf of the Funds.

   (a) The Trust intends that the Acquired Fund will not acquire Acquiring Fund shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

   (b) The Trust on behalf of the Acquired Fund intends, if this Plan is consummated, to liquidate and dissolve the Acquired Fund.

   (c) The Trust intends that, by the Closing, all of the Funds' Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

   (d) At the Closing, the Trust on behalf of the Acquired Fund intends to have available a copy of the shareholder ledger accounts, certified by the Trust's transfer agent or its President to the best of its or his knowledge and belief, for all the shareholders of record of the Acquired Fund's shares as of the close of trading on the New York Stock Exchange on the Closing Date who are to become shareholders of the Acquiring Fund as a result of the reorganization that is the subject of this Plan.

   (e) The Trust intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered (the "Meeting"), and to request that shareholders of record mail or otherwise distribute to each owner of a contract of variable insurance ("Contract Owner") entitled to instruct such shareholder of record with respect to the voting of shares of the Acquired Fund at such Meeting, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus and Proxy Statement that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

   (f) The Trust intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the shares of the Acquiring Fund issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time it becomes effective, the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the Meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

9.  Conditions Precedent to be Fulfilled by the Trust on behalf of the Funds.

   The consummation of this Plan hereunder shall be subject to the following respective conditions:

   (a) That: (i) all the representations and warranties contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) the performance of all obligations required by this Plan to be performed by the Trust on behalf of the Funds shall occur prior to the Closing; and (iii) the Trust shall execute a certificate signed by officers of the Trust to the foregoing effect.

   (b) That this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of the Trust on behalf of each of the Funds.

   (c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of the Acquired Fund or the Acquiring Fund or would prohibit the transactions contemplated hereby.

   (d) That this Plan shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at the Meeting or any adjournment thereof.

   (e) That there shall be delivered to the Trust an opinion from Messrs. Jorden Burt LLP, special counsel to the Trust, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Plan and based upon certificates of the officers of the Trust with regard to matters of fact:

      (1) No gain or loss will be recognized by the Acquiring Fund in connection with the transactions contemplated herein;

      (2) Any gains recognized by the Acquired Fund as a result of the transactions contemplated herein will be offset by a deduction for dividends paid to its shareholders; and,

      (3) No gain or loss will be recognized by any Contract Owner for whom shares of either the Acquiring Fund or the Acquired Fund are underlying investments as a result of the transactions contemplated herein.

   (f) That there shall be delivered to the Trust an opinion in form and substance satisfactory to it from Messrs. Stradley Ronon Stevens & Young, LLP, counsel to the Trust with respect to the Acquired Fund to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

      (1) The Acquired Fund is a series of the Trust, a business trust organized under the laws of The Commonwealth of Massachusetts, and the Trust is a validly existing business trust and in good standing under the laws of that Commonwealth;

      (2) The Trust is authorized to issue an unlimited number of shares of beneficial interest of Acquired Fund, par value $0.01 per share. Two classes of shares of the Acquired Fund have been designated as the Acquired Fund Class 1 shares and the Acquired Fund Class 2 shares, and an unlimited number of shares of beneficial interest of the Trust have been allocated to the Acquired Fund Class 1 and Class 2 shares. Assuming that the initial shares of beneficial interest of Acquired Fund were issued in accord with the 1940 Act and the Declaration of Trust and By-laws of the Trust, and that all other outstanding shares of the Acquired Fund were sold, issued and paid for in accordance with the terms of the Acquired Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights;

      (3) The Acquired Fund is a non-diversified series of the Trust, an open-end investment company of the management type registered as such under the 1940 Act;

      (4) Except as disclosed in the Acquired Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Acquired Fund, the unfavorable outcome of which would materially and adversely affect the Acquired Fund;

      (5) All actions required to be taken by the Trust on behalf of the Acquired Fund to authorize this Plan and to effect the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Trust; and

      (6) Neither the execution, delivery, nor performance of this Plan by the Trust on behalf of the Acquired Fund violates any provision of its Declaration of Trust or By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Trust is a party or by which the Trust is otherwise bound; this Plan is the legal, valid and binding obligation of the Trust on behalf of the Acquired Fund and is enforceable against the Trust on behalf of the Acquired Fund in accordance with its terms.

   In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

   (g) That there shall be delivered to the Trust an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to the Trust with respect to the Acquiring Fund to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

      (1) The Acquiring Fund is a series of the Trust, a business trust organized under the laws of The Commonwealth of Massachusetts, and is a validly existing business trust and in good standing under the laws of that Commonwealth;

      (2) The Trust is authorized to issue an unlimited number of shares of beneficial interest of the Acquiring Fund, par value $0.01 per share. The Acquiring Fund is further divided into two classes of shares designated as the Acquiring Fund's Class 1 and Class 2 shares, and an unlimited number of shares of beneficial interest, par value $0.01 per share, have been allocated and designated to the acquiring Fund's Class 1 and Class 2 shares. Assuming that the initial shares of beneficial interest of the Acquiring Fund were issued in accord with the 1940 Act, and the Declaration of Trust and By-laws of the Trust, and that all other outstanding shares of the Acquiring Fund were sold, issued and paid for in accordance with the terms of the Acquiring Fund's prospectus in effect at the time of such sales, each such outstanding share of the Acquiring Fund is fully paid, non-assessable, freely transferable and has full voting rights;

      (3) the Acquiring Fund is a diversified series of the Trust, an open-end investment company of the management type registered as such under the 1940 Act;

      (4) Except as disclosed in the Acquiring Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Acquiring Fund, the unfavorable outcome of which would materially and adversely affect the Acquiring Fund;

      (5) the Acquiring Fund's shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Trust on behalf of the Acquiring Fund;

      (6) All actions required to be taken by the Trust on behalf of the Acquiring Fund to authorize this Plan and to effect the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Trust;

      (7) Neither the execution, delivery, nor performance of this Plan by the Trust on behalf of the Acquiring Fund violates any provision of its Declaration of Trust or By-laws, or the provisions of any agreement or other instrument known to such counsel to which the Trust is a party or by which the Trust is otherwise bound; this Plan is the legal, valid and binding obligation of the Trust on behalf of the Acquiring Fund and is enforceable against the Trust on behalf of the Acquiring Fund in accordance with its terms; and

      (8) The registration statement of the Trust, of which the prospectus, dated May 1, 2002, of the Acquiring Fund is a part (the "Prospectus"), is, at the time of the signing of this Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

   In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

   (h) That the Trust's Registration Statement with respect to the Acquiring Fund's Class 1 and Class 2 shares to be delivered to the Acquired Fund's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

   (i) That the Acquiring Fund's shares to be delivered hereunder shall be eligible for sale by the Trust with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund's shares lawfully to be delivered to each holder of the Acquired Fund's shares.

10.  Brokerage Fees and Expenses.

   (a) The Trust represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

   (b) The expenses of entering into and carrying out the provisions of this Plan shall be borne one-quarter by the Acquired Fund, one-quarter by the Acquiring Fund and one-half by Franklin Advisers, Inc.

11.  Termination; Postponement; Waiver; Order.

   (a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing, or the Closing may be postponed by the Trust by resolution of the Board of Trustees, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

   (b) If the transactions contemplated by this Plan have not been consummated by September 30, 2003, the Plan shall automatically terminate on that date, unless a later date is established.

   (c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and neither the Trust, the Acquired Fund nor the Acquiring Fund nor the Trust's trustees, officers, or agents or the shareholders of the Acquired Fund or the Acquiring Fund shall have any liability in respect of this Plan.

   (d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to the shareholders of either the Acquired Fund or the Acquiring Fund.

   (e) The respective representations and warranties contained in Sections 5 to 7 hereof shall expire with and be terminated by the Plan of Reorganization, and neither the Trust nor any of its officers, trustees, agents or shareholders nor the Funds nor any of their shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee, agent or shareholder of either of the Funds or the Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to either of the Funds' shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

   (f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of the Acquiring Fund's shares to be issued to Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Acquired Fund prior to the Meeting, this Plan shall not be consummated and shall terminate unless the Trust shall promptly call a special meeting of the shareholders of the Acquired Fund at which such conditions so imposed shall be submitted for approval.

12.  Entire Agreement and Amendments.

   This Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by this Plan other than those set forth herein or herein provided for. This Plan may be amended only by the Trust on behalf of the Funds. Neither this Plan nor any interest herein may be assigned without the prior written consent of the Trust on behalf of the Funds.

13.  Counterparts.

   This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

14.  Notices.

   Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Trust at One Franklin Parkway, San Mateo, California 94403, Attention: Secretary.

15.  Capacity.

   A copy of the Trust's Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Plan is executed on behalf of the Trustees of the Trust as trustees and not individually, and that the obligations under this instrument are not binding upon any of the trustees, officers or shareholders of the Trust individually, but binding only upon the assets and property of the Acquired Fund and the Acquiring Fund.


16.  Governing Law.


   This Plan shall be governed by and carried out in accordance with applicable Federal securities laws and the laws of the State of California, except that the provisions of Section 15 hereof shall be governed by the laws of The Commonwealth of Massachusetts.

   IN WITNESS WHEREOF, Franklin Templeton Variable Insurance Products Trust, on behalf of the Funds, has caused this Plan to be executed on their behalf by its duly authorized officers, all as of the date and year first-above written.

                                      FRANKLIN TEMPLETON VARIABLE INSURANCE
                                        PRODUCTS TRUST, on behalf of
Attest:                                 Franklin Technology Securities Fund

     /s/  KAREN L. SKIDMORE           By:       /s/  MURRAY L. SIMPSON
----------------------------------        ----------------------------------
   Karen L. Skidmore Assistant             Murray L. Simpson Vice President
            Secretary                               and Secretary

                                      FRANKLIN TEMPLETON VARIABLE INSURANCE
                                        PRODUCTS TRUST, on behalf of
Attest:                                 Franklin Small Cap Fund

     /s/  KAREN L. SKIDMORE           By:       /s/  MURRAY L. SIMPSON
----------------------------------        ----------------------------------
   Karen L. Skidmore Assistant             Murray L. Simpson Vice President
            Secretary                               and Secretary

                                                          Prospectus

                                                          Franklin Templeton
                                                          Variable Insurance
                                                          Products Trust

                                                          Class 1 Shares




                                    [GRAPHIC]

FRANKLIN TEMPLETON
INVESTMENTS

               As with all fund prospectuses, the SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

================================================================================


              May 1, 2002
              ------------------------------------------------------------------

        Franklin Templeton

        Variable Insurance Products Trust

                                    [GRAPHIC]

                                    OVERVIEW

Franklin Templeton Variable Insurance Products Trust (the Trust) currently consists of twenty-four (24) separate series (the Fund or Funds), offering a wide variety of investment choices. Each Fund generally has two classes of shares, Class 1 and Class 2. The Funds are generally only available as investment options in variable annuity or variable life insurance contracts. As not all Funds and classes are available under your contract, please consult the accompanying contract prospectus to find out which Funds and classes are available to you.
INVESTMENT CONSIDERATIONS

.. Each Fund has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

.. No single Fund can be a complete investment program; consider diversifying your Fund choices.

.. You should evaluate each Fund in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which Funds are right for you.

RISKS

..  There can be no assurance that any Fund will achieve its investment goal.

.. Because you could lose money by investing in a Fund, take the time to read each Fund description and consider all risks before investing.

.. All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your long-term investment goals.

.. Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Fund shares involve investment risks, including the possible loss of principal.

                  More detailed information about each Fund,
                  its investment policies, and its particular
                risks can be found in the Trust's Statement of
                         Additional Information (SAI).

MANAGEMENT
The Funds' investment managers and their affiliates manage over $266 billion in assets, as of February 28, 2002. In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Advisers organization became part of the Franklin Templeton organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Today, Franklin Templeton Investments is one of the largest mutual fund organizations in the United States, and offers money management expertise spanning a variety of investment objectives.

        Franklin Small Cap Fund

                                    [GRAPHIC]

                              GOAL AND STRATEGIES

GOAL  The Fund's investment goal is long-term capital growth.

MAIN INVESTMENTS Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of small capitalization (small cap) companies. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy. For this Fund, small-cap companies are those companies with market capitalization values not exceeding: (i) $1.5 billion; or
(ii) the highest market
           capitalization value in the Russell 2000 Index; whichever is greater, at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. The Fund generally expects that the median market capitalization of its portfolio will significantly exceed that of the Russell 2000 Index. The manager may continue to hold an investment for further capital growth opportunities even if the company is no longer small cap. The Fund may invest substantially in the technology sector (including electronic technology, technology services, and health technology).

In addition to its main investments, the Fund may invest up to 20% of its net assets in investments of larger companies. When suitable opportunities are available, the Fund also may invest in initial public offerings (IPOs) of securities, and may invest a very small portion of its assets in private or illiquid securities, such as late stage venture capital financings. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, and securities convertible into common stock are examples of equity securities.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for rapid growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages. Advantages, such as a particular marketing or product niche, proven technology, and industry leadership are all factors the manager believes point to strong long-term growth potential.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goal.


--------------------------------------------------------------------------------
The Fund invests primarily in equity securities of small-cap U.S. companies.

        ------------------------------------------------------------------------

                                    [GRAPHIC]

                                   MAIN RISKS


The Fund's main risks may affect the Fund's share price, its distributions or income and, therefore, the Fund's performance.

           STOCKS While stocks have historically outperformed other asset classes over the long term, their value tends to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or securities markets.

GROWTH STYLE INVESTING Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks also may be more volatile and expensive relative to their earnings or assets compared to value or other stocks. Because the Fund's manager uses an aggressive growth strategy, an investment in the Fund involves greater risk and more volatility than an investment in a less aggressive growth fund.


--------------------------------------------------------------------------------
Because the stocks the
Fund holds fluctuate in price with market conditions, the value of your investments in the Fund will go up and down. This means you could lose money over short or even extended periods.

                    FSC-1 Franklin Small Cap Fund - Class 1

SMALLER COMPANIES While smaller companies, and to some extent mid-size companies, may offer opportunities for capital growth, they also have significant risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the short term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, including increases in interest rates because borrowing costs go up and it may be more difficult for them to obtain credit to expand, and their growth prospects may be less certain.

For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may rapidly become obsolete. Smaller companies' securities may be less liquid which may adversely affect their price. Investments in these companies may be considered speculative.

IPOs issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact on the Fund's reported performance than when the Fund is larger.

SECTOR FOCUS By focusing on particular sectors from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors.

Technology Companies. Technology company stocks have been subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies.

Electronic technology and technology services companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will rapidly become obsolete. These factors can affect the profitability of technology companies and, as a result, their value. In addition, because many Internet-related companies are in the emerging stage of development, they are particularly vulnerable to these risks.

Health technology companies may be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. In addition, this industry is characterized by competition and rapid technological developments which may make a company's products or services obsolete in a short period of time.

More detailed information about the Fund, its policies, and risks can be found in the SAI.

                    FSC-2 Franklin Small Cap Fund - Class 1

                                    [GRAPHIC]

                                PAST PERFORMANCE


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past ten calendar years or since the Fund's inception. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, performance would be lower.
                                    [CHART]

FRANKLIN SMALL CAP FUND
CLASS 1 ANNUAL TOTAL RETURNS/1/

Year
96    29.07%
97    17.42%
98    -0.98%
99    96.94%
00   -14.60%
01   -15.02%

Best
Quarter:
Q4 '99
60.99%

Worst
Quarter:
Q3 '98
-24.40%
AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2001

                                                         Since
                                                       Inception
                                       1 Year  5 Years 11/01/95
                ------------------------------------------------
                Franklin Small
                 Cap Fund - Class 1/1/ -15.02% 10.69%   13.59%
                S&P 500 Index/2/       -11.88% 10.70%   13.43%
                Russell 2500
                 Growth Index/2/       -10.83%  6.60%    8.68%

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.
1. All Fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks. The Russell 2500(R) Growth Index is an unmanaged index of 2,500 companies with small market capitalizations. Indexes include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Fund's investments.

                    FSC-3 Franklin Small Cap Fund - Class 1

                                    [GRAPHIC]

                                FEES AND EXPENSES

FRANKLIN SMALL CAP FUND--CLASS 1

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                             Class 1
            --------------------------------------------------------
            Maximum sales charge (load) imposed on purchases  0.00%
            Maximum deferred sales charge (load)              0.00%

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                       Class 1
                 ---------------------------------------------
                 Management fees                        0.53%
                 Other expenses                         0.31%
                                                       ------
                 Total annual Fund operating expenses   0.84%
                                                       ------
                 Management fee reduction/1/           (0.08%)
                                                       ------
                 Net annual Fund operating expenses/1/  0.76%
                                                       ------

1. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees (Board) and an order of the Securities and Exchange Commission (SEC).

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

..  You invest $10,000 for the periods shown;

..  Your investment has a 5% return each year; and

..  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    ---------------------------------------
                    Class 1  $78    $243    $422     $942

        ------------------------------------------------------------------------

                                    [GRAPHIC]

                                   MANAGEMENT
Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

MANAGEMENT TEAM  The team responsible for the Fund's management is:

Edward B. Jamieson                 Mr. Jamieson has been a manager of the Fund since its inception in 1995,
EXECUTIVE VICE PRESIDENT, ADVISERS and has been with Franklin Templeton Investments since 1987.

Michael McCarthy, CFA              Mr. McCarthy has been a manager of the Fund since its inception in 1995.
SENIOR VICE PRESIDENT, ADVISERS    He joined Franklin Templeton Investments in 1992.

Aidan O'Connell                    Mr. O'Connell has been a manager of the Fund since September 1998.
PORTFOLIO MANAGER, ADVISERS        Before joining Franklin Templeton Investments in May 1998,
                                   Mr. O'Connell was a research analyst and a corporate financial analyst at
                                   Hambrecht & Quist.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2001, the management fee, before any reduction, was 0.53% of the Fund's average daily net assets. Under an agreement by Advisers to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.45% of its average daily net assets to Advisers for its services. This reduction is required by the Board and an SEC order.

                    FSC-4 Franklin Small Cap Fund - Class 1

                                    [GRAPHIC]

                             FINANCIAL HIGHLIGHTS






The financial highlights table provides further details to help you understand the financial performance of Class 1 shares for the past five years or since the Fund's inception. The table shows certain information on a single fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund's Annual Report (available upon request).

Class 1                                                 Year ended December 31,
------------------------------------------------------------------------------------------
                                                2001     2000     1999     1998     1997
                                              --------------------------------------------
Per share data ($)
Net asset value, beginning of year              21.25    26.87    13.72    15.05    13.20
                                              --------------------------------------------
  Net investment income (loss)/1/                 .09      .11     (.01)     .07      .01
  Net realized and unrealized gains (losses)    (3.28)   (3.81)   13.25     (.20)    2.24
                                              --------------------------------------------
Total from investment operations                (3.19)   (3.70)   13.24     (.13)    2.25
                                              --------------------------------------------
  Distributions from net investment income       (.09)      --     (.08)    (.01)    (.03)
  Distributions from net realized gains            --    (1.92)    (.01)   (1.19)    (.37)
                                              --------------------------------------------
Total distributions                              (.09)   (1.92)    (.09)   (1.20)    (.40)
                                              --------------------------------------------
Net asset value, end of year                    17.97    21.25    26.87    13.72    15.05
                                              --------------------------------------------
Total return (%)/2/                            (15.02)  (14.60)   96.94     (.98)   17.42

Ratios/supplemental data
Net assets, end of year ($ x 1,000)           266,694  387,474  488,062  315,460  313,462
Ratios to average net assets: (%)
  Expenses                                        .76      .75      .77      .77      .77
  Net investment income (loss)                    .50      .42     (.05)     .51      .06
  Portfolio turnover rate (%)                   37.94    19.49    39.49    53.01    64.07

1. Based on average shares outstanding effective year ended December 31, 1999.
2. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.

                    FSC-5 Franklin Small Cap Fund - Class 1

        Additional Information, All Funds

                                    [GRAPHIC]

                             DISTRIBUTION AND TAXES


INCOME AND CAPITAL GAINS DISTRIBUTIONS Each Fund will declare as dividends substantially all of its net investment income. Except for the Franklin Money Market Fund, each Fund typically pays dividends from net investment income and net capital gains, if any, at least annually. Dividends or distributions by the Funds will reduce the per share net asset value (NAV) by the per share amount paid.

The Franklin Money Market Fund declares a dividend each day the Fund's NAV is calculated, equal to all of its daily net income, payable as of the close of business the preceding day. The amount of dividend may fluctuate from day to day and may be omitted on some days, depending on changes in the factors that comprise the Fund's net income.

Dividends paid by a Fund will be automatically reinvested in additional shares of that Fund or, if requested, paid in cash to the insurance company shareholder.

TAX CONSIDERATIONS The tax consequences for contract owners from their investment in variable annuity or variable life insurance contracts will depend on the provisions of these contracts. Contract owners should consult the accompanying contract prospectus for more information on these tax consequences.

            1 Franklin Templeton Variable Insurance Products Trust

        Fund Account Information

                                    [GRAPHIC]

                                  BUYING SHARES

Shares of each Fund are sold at net asset value (NAV) to insurance company separate accounts to serve as investment options for variable annuity or variable life insurance contracts, and for qualified pension and retirement plans. The Trusts' Board of Trustees (Board) monitors the Funds for the existence of any material irreconcilable conflicts of interest between the two different types of contract owners. If there were any such conflicts, the Board will determine what action, if any, shall be taken in response.

Contract owners' payments will be allocated by the insurance company separate account to purchase shares of the Fund chosen by the contract owner, and are subject to any limits or conditions in the contract. Requests to buy shares are processed at the NAV next calculated after we receive the request in proper form. The Funds do not issue share certificates.


        ------------------------------------------------------------------------

                                    [GRAPHIC]

                                 SELLING SHARES

Each insurance company shareholder sells shares of the applicable Fund to make benefit or surrender payments or to execute exchanges (transfers) between investment options under the terms of its contracts. Requests to sell shares are processed at the NAV next calculated after the Fund receives the request in proper form.


        ------------------------------------------------------------------------

                                    [GRAPHIC]

                                EXCHANGING SHARES

Contract owners may exchange shares of any one class or Fund for shares of other classes or Funds through a transfer between investment options available under a variable insurance contract, subject to the terms and any specific limitations on the exchange (or "transfer") privilege described in the contract prospectus.

Frequent exchanges or excessive trading can harm performance and interfere with Fund portfolio management or operations and increase Fund costs. To protect shareholders, there are limits on the number and amount of Fund exchanges that may be made (please see "Market Timers" below).


        ------------------------------------------------------------------------

                                    [GRAPHIC]

                              FUND ACCOUNT POLICIES

CALCULATING SHARE PRICE The Funds calculate their NAV per share each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class' NAV is calculated by dividing its net assets by the number of its shares outstanding.

The Funds' assets are generally valued at their market value, except that the Franklin Money Market Fund's assets are generally valued at their amortized cost. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of the shares may change on days that the insurance company shareholders cannot buy or sell shares.

Requests to buy and sell shares are processed on any day the Funds are open for business at the NAV next calculated after the Fund receives the request in proper form.

STATEMENTS AND REPORTS Contract owners will receive confirmations and account statements that show account transactions. Insurance company contract owners will receive the Funds' financial reports every six months from their insurance company.

If there is a dealer or other investment representative of record on the account, he or she will also receive

            2 Franklin Templeton Variable Insurance Products Trust confirmations, account statements and other information about the contract owner's account directly from the contract's administrator.

MARKET TIMERS Market timing--short-term or excessive trading--or other abusive trading practices may disrupt portfolio management strategies or Fund operations, increase Fund costs, and harm Fund performance. As a result, the Funds may restrict or refuse investments by market timers. The following Funds currently do not allow investments by market timers: Franklin Aggressive Growth Securities Fund, Franklin Global Communications Securities Fund, Franklin High Income Fund, Franklin Income Securities Fund, Franklin Large Cap Growth Securities Fund, Franklin Rising Dividends Securities Fund, Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund, Franklin Technology Securities Fund, Mutual Discovery Securities Fund, Mutual Shares Securities Fund, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund, Templeton Global Asset Allocation Fund and Templeton Growth Securities Fund.

As of July 1, 2002, the Templeton Global Income Securities Fund also will not allow investments by market timers.

You may be considered a market timer if you have (i) requested an exchange or redemption out of the Fund within two weeks of an earlier exchange or purchase request, or (ii) exchanged or redeemed shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged or redeemed shares equal to at least $5 million, or more than 1% of the Fund's net assets, or (iv) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserve certain rights, including:

..  Each Fund may refuse any order to buy shares.

..  At any time, the Funds may establish or change investment minimums.

.. The Funds may modify or discontinue the exchange privilege on 60 days' notice to insurance company shareholders.

.. You may only buy shares of the Funds eligible for sale in your state or jurisdiction.

.. In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

.. To permit investors to obtain the current price, insurance companies are responsible for transmitting all orders to the Fund promptly.

SHARE CLASSES  Each Fund generally has two classes of shares, Class 1 and Class
2. Each class is identical except that Class 2 has a distribution plan or "rule 12b-1" plan which is described in prospectuses offering Class 2 shares.


        ------------------------------------------------------------------------

                                    [GRAPHIC]

                                    QUESTIONS

More detailed information about the Trust and the Funds' account policies can be found in the Funds' Statement of Additional Information. If you have any questions about the Funds, you can write to us at One Franklin Parkway, P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at 1-800/321-8563. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

            3 Franklin Templeton Variable Insurance Products Trust

For More Information

The Funds of Franklin Templeton Variable Insurance Products Trust (the Trust) are generally only available as investment options in variable annuity or variable life insurance contracts. Please consult the accompanying contract prospectus for information about the terms of an investment in a contract.

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL FUND REPORTS TO SHAREHOLDERS

Includes a discussion of recent market conditions and investment strategies, financial statements, detailed performance information, Fund holdings, and the auditor's report (Annual Report only).

STATEMENT OF ADDITIONAL INFORMATION

Contains more information about the Funds, their investments, policies, and risks. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

Franklin(R) Templeton(R) Investments
1-800/321-8563

You also can obtain information about the Funds by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act file #811-5479

                                                          Prospectus

                                                          Franklin Templeton
                                                          Variable Insurance
                                                          Products Trust

                                                          Class 2 Shares




                                    [GRAPHIC]

FRANKLIN TEMPLETON
INVESTMENTS

               As with all fund prospectuses, the SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------


              May 1, 2002
              ------------------------------------------------------------------

        Franklin Templeton

        Variable Insurance Products Trust

                                    [GRAPHIC]

                                    OVERVIEW

Franklin Templeton Variable Insurance Products Trust (the Trust) currently consists of twenty-four (24) separate series (the Fund or Funds), offering a wide variety of investment choices. Each Fund generally has two classes of shares, Class 1 and Class 2. The Funds are generally only available as investment options in variable annuity or variable life insurance contracts. As not all Funds and classes are available under your contract, please consult the accompanying contract prospectus to find out which Funds and classes are available to you.
INVESTMENT CONSIDERATIONS

.. Each Fund has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

.. No single Fund can be a complete investment program; consider diversifying your Fund choices.

.. You should evaluate each Fund in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which Funds are right for you.

RISKS

..  There can be no assurance that any Fund will achieve its investment goal.

.. Because you could lose money by investing in a Fund, take the time to read each Fund description and consider all risks before investing.

.. All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your long-term investment goals.

.. Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Fund shares involve investment risks, including the possible loss of principal.

                  More detailed information about each Fund,
                  its investment policies, and its particular
                risks can be found in the Trust's Statement of
                         Additional Information (SAI).

MANAGEMENT
The Funds' investment managers and their affiliates manage over $266 billion in assets, as of February 28, 2002. In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Advisers organization became part of the Franklin Templeton organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Today, Franklin Templeton Investments is one of the largest mutual fund organizations in the United States, and offers money management expertise spanning a variety of investment objectives.

        Franklin Small Cap Fund

                                    [GRAPHIC]

                              GOAL AND STRATEGIES

GOAL  The Fund's investment goal is long-term capital growth.

MAIN INVESTMENTS Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of small capitalization (small cap) companies. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy. For this Fund, small-cap companies are those companies with market capitalization values not exceeding: (i) $1.5 billion; or
(ii) the highest market
           capitalization value in the Russell 2000 Index; whichever is greater, at the time of purchase. That index consists of 2,000 small companies that have publicly traded securities. Market capitalization is defined as share price multiplied by the number of common stock shares outstanding. The Fund generally expects that the median market capitalization of its portfolio will significantly exceed that of the Russell 2000 Index. The manager may continue to hold an investment for further capital growth opportunities even if the company is no longer small cap. The Fund may invest substantially in the technology sector (including electronic technology, technology services, and health technology).

In addition to its main investments, the Fund may invest up to 20% of its net assets in investments of larger companies. When suitable opportunities are available, the Fund also may invest in initial public offerings (IPOs) of securities, and may invest a very small portion of its assets in private or illiquid securities, such as late stage venture capital financings. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks, and securities convertible into common stock are examples of equity securities.

PORTFOLIO SELECTION The manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for rapid growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages. Advantages, such as a particular marketing or product niche, proven technology, and industry leadership are all factors the manager believes point to strong long-term growth potential.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goal.


--------------------------------------------------------------------------------
The Fund invests primarily in equity securities of small-cap U.S. companies.

        ------------------------------------------------------------------------

                                    [GRAPHIC]

                                   MAIN RISKS


The Fund's main risks may affect the Fund's share price, its distributions or income and, therefore, the Fund's performance.

           STOCKS While stocks have historically outperformed other asset classes over the long term, their value tends to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or securities markets.

GROWTH STYLE INVESTING Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks also may be more volatile and expensive relative to their earnings or assets compared to value or other stocks. Because the Fund's manager uses an aggressive growth strategy, an investment in the Fund involves greater risk and more volatility than an investment in a less aggressive growth fund.


--------------------------------------------------------------------------------
Because the stocks the
Fund holds fluctuate in price with market conditions, the value of your investments in the Fund will go up and down. This means you could lose money over short or even extended periods.

                    FSC-1 Franklin Small Cap Fund - Class 2

SMALLER COMPANIES While smaller companies, and to some extent mid-size companies, may offer opportunities for capital growth, they also have significant risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the short term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, including increases in interest rates because borrowing costs go up and it may be more difficult for them to obtain credit to expand, and their growth prospects may be less certain.

For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may rapidly become obsolete. Smaller companies' securities may be less liquid which may adversely affect their price. Investments in these companies may be considered speculative.

IPOs issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact on the Fund's reported performance than when the Fund is larger.

SECTOR FOCUS By focusing on particular sectors from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors.

Technology Companies. Technology company stocks have been subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies.

Electronic technology and technology services companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will rapidly become obsolete. These factors can affect the profitability of technology companies and, as a result, their value. In addition, because many Internet-related companies are in the emerging stage of development, they are particularly vulnerable to these risks.

Health technology companies may be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. In addition, this industry is characterized by competition and rapid technological developments which may make a company's products or services obsolete in a short period of time.

More detailed information about the Fund, its policies, and risks can be found in the SAI.

                    FSC-2 Franklin Small Cap Fund - Class 2

                                    [GRAPHIC]

                                PAST PERFORMANCE

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past ten calendar years or since the Fund's inception. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, performance would be lower.


                                    [CHART]

FRANKLIN SMALL CAP FUND
CLASS 2 ANNUAL TOTAL RETURNS/1/

Year
96    29.07%
97    17.42%
98    -0.98%
99    96.36%
00   -14.76%
01   -15.25%

Best
Quarter:
Q4 '99
60.90%

Worst
Quarter:
Q3 '98
-24.40%
AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2001

                                                        Since
                                                      Inception
                                      1 Year  5 Years 11/01/95
                -----------------------------------------------
                Franklin Small
                Cap Fund - Class 2/1/ -15.25% 10.53%   13.45%
                S&P 500 Index/2/      -11.88% 10.70%   13.43%
                Russell 2500 Growth
                 Index/2/             -10.83%  6.60%    8.68%

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.
1. All Fund performance assumes reinvestment of dividends and capital gains. Because Class 2 shares were not offered until 1/6/99, Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.
2. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks. The Russell 2500(R) Growth Index is an unmanaged index of 2,500 companies with small market capitalizations. Indexes include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Fund's investments.

                    FSC-3 Franklin Small Cap Fund - Class 2

                                    [GRAPHIC]

                                FEES AND EXPENSES

FRANKLIN SMALL CAP FUND - CLASS 2

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                             Class 2
            --------------------------------------------------------
            Maximum sales charge (load) imposed on purchases  0.00%
            Maximum deferred sales charge (load)              0.00%

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                         Class 2
                ------------------------------------------------
                Management fees                            0.53%
                Distribution and service (12b-1) fees/1/   0.25%
                Other expenses                             0.31%
                                                         -------
                Total annual Fund operating expenses       1.09%
                                                         -------
                Management fee reduction/2/              (0.08)%
                                                         -------
                Net annual Fund operating expenses/2/      1.01%
                                                         -------

1. While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's average daily net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% per year.
2. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Board and an order of the Securities and Exchange Commission (SEC).

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

..  You invest $10,000 for the periods shown;

..  Your investment has a 5% return each year; and

..  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    ---------------------------------------
                    Class 2  $103   $322    $558    $1,236

                    FSC-4 Franklin Small Cap Fund - Class 2

                                    [GRAPHIC]

                                   MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

MANAGEMENT TEAM  The team responsible for the Fund's management is:

Edward B. Jamieson                 Mr. Jamieson has been a manager of the Fund since its inception in 1995,
EXECUTIVE VICE PRESIDENT, ADVISERS and has been with Franklin Templeton Investments since 1987.

Michael McCarthy, CFA              Mr. McCarthy has been a manager of the Fund since its inception in 1995.
SENIOR VICE PRESIDENT, ADVISERS    He joined Franklin Templeton Investments in 1992.

Aidan O'Connell                    Mr. O'Connell has been a manager of the Fund since September 1998.
PORTFOLIO MANAGER, ADVISERS        Before joining Franklin Templeton Investments in May 1998,
                                   Mr. O'Connell was a research analyst and a corporate financial analyst at
                                   Hambrecht & Quist.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2001, the management fee, before any reduction, was 0.53% of the Fund's average daily net assets. Under an agreement by Advisers to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.45% of its average daily net assets to Advisers for its services. This reduction is required by the Board and an SEC order.

                    FSC-5 Franklin Small Cap Fund - Class 2

                                    [GRAPHIC]

                               FINANCIAL HIGHLIGHTS





The financial highlights table provides further details to help you understand the financial performance of Class 2 shares for the past five years or since the Fund's inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund's Annual Report (available upon request).

   Class 2                                         Year ended December 31,
   --------------------------------------------------------------------------
                                                   2001     2000    1999/3/
                                                 -------  -------  -------
   Per share data ($)
   Net asset value, beginning of year              21.14    26.80   14.25
                                                 -------  -------  -------
     Net investment gains (losses)/1/                .03      .12    (.04)
     Net realized and unrealized gains (losses)    (3.25)   (3.86)  12.68
                                                 -------  -------  -------
   Total from investment operations                (3.22)   (3.74)  12.64
                                                 -------  -------  -------
     Distributions from net investment income       (.07)      --    (.08)
     Distributions from net realized gains            --    (1.92)   (.01)
                                                 -------  -------  -------
   Total distributions                              (.07)   (1.92)   (.09)
                                                 -------  -------  -------
   Net asset value, end of year                    17.85    21.14   26.80
                                                 -------  -------  -------
   Total return (%)/2/                            (15.25)  (14.76)  89.05

   Ratios/supplemental data
   Net assets, end of year ($ x 1,000)           401,663  301,420   6,156
   Ratios to average net assets: (%)
     Expenses                                       1.01     1.00    1.02/4/
     Net investment income (loss)                    .19      .49    (.18)/4/
   Portfolio turnover rate (%)                     37.94    19.49   39.49

1. Based on average shares outstanding.
2. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contractions for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.
3. For the period January 6, 1999 (effective date) to December 31, 1999.
4. Annualized.

                    FSC-6 Franklin Small Cap Fund - Class 2

        Additional Information, All Funds

                                    [GRAPHIC]

                             DISTRIBUTION AND TAXES


INCOME AND CAPITAL GAINS DISTRIBUTIONS Each Fund will declare as dividends substantially all of its net investment income. Except for the Franklin Money Market Fund, each Fund typically pays dividends from net investment income and net capital gains, if any, at least annually. Dividends or distributions by the Funds will reduce the per share net asset value (NAV) by the per share amount paid.

The Franklin Money Market Fund declares a dividend each day the Fund's NAV is calculated, equal to all of its daily net income, payable as of the close of business the preceding day. The amount of dividend may fluctuate from day to day and may be omitted on some days, depending on changes in the factors that comprise the Fund's net income.

Dividends paid by a Fund will be automatically reinvested in additional shares of that Fund or, if requested, paid in cash to the insurance company shareholder.

TAX CONSIDERATIONS The tax consequences for contract owners from their investment in variable annuity or variable life insurance contracts will depend on the provisions of these contracts. Contract owners should consult the accompanying contract prospectus for more information on these tax consequences.

            1 Franklin Templeton Variable Insurance Products Trust

        Fund Account Information

                                    [GRAPHIC]

                                  BUYING SHARES

Shares of each Fund are sold at net asset value (NAV) to insurance company separate accounts to serve as investment options for variable annuity or variable life insurance contracts, and for qualified pension and retirement plans. The Trusts' Board of Trustees (Board) monitors the Funds for the existence of any material irreconcilable conflicts of interest between the two different types of contract owners. If there were any such conflicts, the Board will determine what action, if any, shall be taken in response.

Contract owners' payments will be allocated by the insurance company separate account to purchase shares of the Fund chosen by the contract owner, and are subject to any limits or conditions in the contract. Requests to buy shares are processed at the NAV next calculated after we receive the request in proper form. The Funds do not issue share certificates.


        ------------------------------------------------------------------------

                                    [GRAPHIC]

                                 SELLING SHARES

Each insurance company shareholder sells shares of the applicable Fund to make benefit or surrender payments or to execute exchanges (transfers) between investment options under the terms of its contracts. Requests to sell shares are processed at the NAV next calculated after the Fund receives the request in proper form.


        ------------------------------------------------------------------------

                                    [GRAPHIC]

                                EXCHANGING SHARES

Contract owners may exchange shares of any one class or Fund for shares of other classes or Funds through a transfer between investment options available under a variable insurance contract, subject to the terms and any specific limitations on the exchange (or "transfer") privilege described in the contract prospectus.

Frequent exchanges or excessive trading can harm performance and interfere with Fund portfolio management or operations and increase Fund costs. To protect shareholders, there are limits on the number and amount of Fund exchanges that may be made (please see "Market Timers" below).


        ------------------------------------------------------------------------

                                    [GRAPHIC]

                              FUND ACCOUNT POLICIES

CALCULATING SHARE PRICE The Funds calculate their NAV per share each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class' NAV is calculated by dividing its net assets by the number of its shares outstanding.

The Funds' assets are generally valued at their market value, except that the Franklin Money Market Fund's assets are generally valued at their amortized cost. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of the shares may change on days that the insurance company shareholders cannot buy or sell shares.

Requests to buy and sell shares are processed on any day the Funds are open for business at the NAV next calculated after the Fund receives the request in proper form.

STATEMENTS AND REPORTS Contract owners will receive confirmations and account statements that show account transactions. Insurance company contract owners will receive the Funds' financial reports every six months from their insurance company.

If there is a dealer or other investment representative of record on the account, he or she will also receive

            2 Franklin Templeton Variable Insurance Products Trust confirmations, account statements and other information about the contract owner's account directly from the contract's administrator.

MARKET TIMERS Market timing--short term or excessive trading or other abusive trading practices-- may disrupt portfolio management strategies or Fund operations, increase Fund costs, and harm Fund performance. As a result, the Funds may restrict or refuse investments by market timers. The following Funds currently do not allow investments by market timers: Franklin Aggressive Growth Securities Fund, Franklin Global Communications Securities Fund, Franklin High Income Fund, Franklin Income Securities Fund, Franklin Large Cap Growth Securities Fund, Franklin Rising Dividends Securities Fund, Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund, Franklin Technology Securities Fund, Mutual Discovery Securities Fund, Mutual Shares Securities Fund, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund, Templeton Global Asset Allocation Fund and Templeton Growth Securities Fund.

As of July 1, 2002, the Templeton Global Income Securities Fund also will not allow investments by market timers.

You may be considered a market timer if you have (i) requested an exchange or redemption out of the Fund within two weeks of an earlier exchange or purchase request, or (ii) exchanged or redeemed shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged or redeemed shares equal to at least $5 million, or more than 1% of the Fund's net assets, or (iv) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserve certain rights, including:

..  Each Fund may refuse any order to buy shares.

..  At any time, the Funds may establish or change investment minimums.

.. The Funds may modify or discontinue the exchange privilege on 60 days' notice to insurance company shareholders.

.. You may only buy shares of the Funds eligible for sale in your state or jurisdiction.

.. In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

.. To permit investors to obtain the current price, insurance companies are responsible for transmitting all orders to the Fund promptly.

SHARE CLASSES  Each Fund generally has two classes of shares, Class 1 and Class
2. Each class is identical except that Class 2 has a distribution plan or "rule 12b-1" plan which is described below.

Distribution and service (12b-1) fees. Class 2 has a distribution plan, sometimes known as a rule 12b-1 plan, that allows the Funds to pay distribution fees to those who sell and distribute Class 2 shares and provide services to shareholders and contract owners. Because these fees are paid out of Class 2's assets on an on-going basis, over time these fees will increase the cost of an investment, and may cost you more than paying other types of sales charges. While the maximum amount payable under most Funds' Class 2 rule 12b-1 plan is 0.35% per year of a Fund's average net assets, the Board of Trustees has set the current rate at 0.25%. However, Franklin S&P 500 Index Fund, Franklin Strategic Income Securities Fund, Templeton Global Asset Allocation Fund, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund and Templeton Global Income Securities Fund each have a maximum rule 12b-1 plan fee of 0.25% per year. A portion of the fees payable to Franklin Templeton Distributors, Inc. (Distributors) or others under the rule 12b-1 plan may be retained by Distributors for distribution expenses.


        ------------------------------------------------------------------------

                                    [GRAPHIC]

                                    QUESTIONS

More detailed information about the Trust and the Funds' account policies can be found in the Funds' Statement of Additional Information. If you have any questions about the Funds, you can write to us at One Franklin Parkway, P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at 1-800/321-8563. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

            3 Franklin Templeton Variable Insurance Products Trust

For More Information

The Funds of Franklin Templeton Variable Insurance Products Trust (the Trust) are generally only available as investment options in variable annuity or variable life insurance contracts. Please consult the accompanying contract prospectus for information about the terms of an investment in a contract.

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL FUND REPORTS TO SHAREHOLDERS

Includes a discussion of recent market conditions and investment strategies, financial statements, detailed performance information, Fund holdings, and the auditor's report (Annual Report only).

STATEMENT OF ADDITIONAL INFORMATION

Contains more information about the Funds, their investments, policies, and risks. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

Franklin(R) Templeton(R) Investments
1-800/321-8563

You also can obtain information about the Funds by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act file #811-5479

                      FRANKLIN TECHNOLOGY SECURITIES FUND
                              (Franklin Templeton
                      Variable Insurance Products Trust)
                               SUPPLEMENT DATED
                               NOVEMBER 21, 2002
                            TO THE PROSPECTUS DATED
                                  MAY 1, 2002

The prospectus is amended by adding the following language:

      On November 12, 2002, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the Trust) approved a proposal to merge Franklin Technology Securities Fund (Fund) into Franklin Small Cap Fund, another series of the Trust (Reorganization). If approved by Fund shareholders, the Reorganization is expected to be completed around April 30, 2003. It is anticipated that in January of 2003, Fund contract owners of record on December 27, 2002, will receive a voting instruction card requesting their instructions to the insurance company shareholders on the Reorganization. A proxy statement, which explains the details of the Reorganization, will accompany the voting instruction card. The Fund will close to new investments, including exchanges into the Fund, effective after the close of business on April 23, 2003.

                          Please keep this supplement
                             for future reference.

                                                                       FT P1102

                                                          Prospectus

                                                          Franklin Templeton
                                                          Variable Insurance
                                                          Products Trust

                                                          Class 1 Shares




                                    [GRAPHIC]

FRANKLIN TEMPLETON
INVESTMENTS

               As with all fund prospectuses, the SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

================================================================================


              May 1, 2002
              ------------------------------------------------------------------

--------------------------------------------------------------------------------

Information about each Fund
you should know before
investing

--------------------------------------------------------------------------------

Information about Fund
account transactions
and services

--------------------------------------------------------------------------------

Where to learn more about each Fund

Contents

FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST


                           i Overview

                             Individual Fund Description

                        FT-1 Franklin Technology
                             Securities Fund






                         Additional Information, All Funds

                     1   Distributions and Taxes

FUND ACCOUNT INFORMATION

                           2   Buying Shares

                           2   Selling Shares

                           2   Exchanging Shares

                           2   Fund Account Policies

                           3   Questions

FOR MORE INFORMATION
         Back Cover

        Franklin Templeton

        Variable Insurance Products Trust

                                    [GRAPHIC]

                                    OVERVIEW

Franklin Templeton Variable Insurance Products Trust (the Trust) currently consists of twenty-four (24) separate series (the Fund or Funds), offering a wide variety of investment choices. Each Fund generally has two classes of shares, Class 1 and Class 2. The Funds are generally only available as investment options in variable annuity or variable life insurance contracts. As not all Funds and classes are available under your contract, please consult the accompanying contract prospectus to find out which Funds and classes are available to you.
INVESTMENT CONSIDERATIONS

.. Each Fund has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

.. No single Fund can be a complete investment program; consider diversifying your Fund choices.

.. You should evaluate each Fund in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which Funds are right for you.

RISKS

..  There can be no assurance that any Fund will achieve its investment goal.

.. Because you could lose money by investing in a Fund, take the time to read each Fund description and consider all risks before investing.

.. All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your long-term investment goals.

.. Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Fund shares involve investment risks, including the possible loss of principal.

                  More detailed information about each Fund,
                  its investment policies, and its particular
                risks can be found in the Trust's Statement of
                         Additional Information (SAI).

MANAGEMENT
The Funds' investment managers and their affiliates manage over $266 billion in assets, as of February 28, 2002. In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Advisers organization became part of the Franklin Templeton organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Today, Franklin Templeton Investments is one of the largest mutual fund organizations in the United States, and offers money management expertise spanning a variety of investment objectives.

        Franklin Technology Securities Fund

                                    [GRAPHIC]

                              GOAL AND STRATEGIES

GOAL   The Fund's investment goal is capital appreciation.

MAIN INVESTMENTS Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of companies expected to benefit from the development, advancement, and use of technology. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy. The Fund's investments may include, for example, companies in the following areas:

          . Semiconductors, semiconductor fabrication equipment, and precision instruments;

          .  Packaged software;

.. Information technology services, including Internet services, data processing, technology consulting and implementation, and electronics distributors;

..  Computing hardware, peripherals, and electronic components;

..  Telecommunications, including communications equipment and services;

..  Health technology and biotechnology;

..  Aerospace and defense technologies; and

.. Media and information services, including cable television, broadcasting, satellite and media content.

The Fund may invest in companies of any size, and may invest a significant portion of its assets in smaller companies. The Fund may invest up to 35% of its total assets in foreign securities, but currently intends to limit these investments to approximately 10%-15%.

When suitable opportunities are available, the Fund also may invest in initial public offerings (IPOs) of securities, and may invest a very small portion of its assets in private or illiquid securities, such as late stage venture capital financings. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks and securities convertible into common stock are examples of equity securities.

PORTFOLIO SELECTION   The manager is a research driven, fundamental investor,
pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for rapid growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages. Such advantages as a particular marketing niche, proven technology, strong management, and industry leadership are all factors the manager believes point to strong growth potential.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goal.


--------------------------------------------------------------------------------
The Fund concentrates in equity securities of technology companies.

              FT-1 Franklin Technology Securities Fund - Class 1

                                    [GRAPHIC]

                                   MAIN RISKS


The Fund's main risks may affect the Fund's share price, its distributions or income and, therefore, the Fund's performance.

           TECHNOLOGY COMPANIES By concentrating in the industries in the technology sector, the Fund carries much greater risks of adverse developments in that sector than a fund that invests in a wide variety of industries. Prices often change collectively without regard to the merits of individual companies. Technology company stocks can be subject to abrupt or erratic price movements and historically have been more volatile than other securities, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and competition for market share, and the potential for falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will rapidly become obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, because many Internet-related companies are in the emerging stage of development, they are particularly vulnerable to these risks.

STOCKS While stocks have historically outperformed other asset classes over the long term, their value tends to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or securities markets.

GROWTH STYLE INVESTING Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks also may be more expensive relative to their earnings or assets compared to value or other stocks. Because the Fund's manager uses an aggressive growth strategy, an investment in the Fund involves greater risk and more volatility than an investment in a less aggressive growth fund.

FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations on currency exchange rates; devaluations by governments; and the new euro currency), country risks (political, social and economic instability, for example, regional conflicts, terrorism and war; currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), and company risks (different trading practices; less government supervision; less publicly available information; limited trading markets and greater volatility).

SMALLER COMPANIES While smaller companies may offer opportunities for capital growth, they also have significant risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the short term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, including increases in interest rates because borrowing rates go up and it may be more difficult for them to obtain credit to expand, and their growth prospects may be less certain.

For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may rapidly become obsolete. Smaller companies' securities may be less liquid which may adversely affect their price. Investments in these companies may be considered speculative.

IPOs issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact on the Fund's reported performance than when the Fund is larger.


--------------------------------------------------------------------------------
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.

              FT-2 Franklin Technology Securities Fund - Class 1

DIVERSIFICATION The Fund is non-diversified as defined by federal securities laws. As such, it may invest a greater portion of its assets in one issuer and have a smaller number of issuers than a diversified Fund. Therefore, the Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. This may result in greater fluctuation in the value of the Fund's shares. The Fund intends, however, to meet certain tax diversification requirements.

PORTFOLIO TURNOVER The Fund's portfolio turnover rate may exceed 100% annually, which may involve additional expenses to the Fund, including portfolio transaction costs.

More detailed information about the Fund, its policies, and risks can be found in the SAI.

              FT-3 Franklin Technology Securities Fund - Class 1

                                    [GRAPHIC]

                                PAST PERFORMANCE


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past ten calendar years or since the Fund's inception. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, performance would be lower.

                                    [CHART]

FRANKLIN TECHNOLOGY SECURITIES FUND
CLASS 1 ANNUAL TOTAL RETURNS/1/

Year
01    -29.42%

Best
Quarter:
Q4 '01
46.58%

Worst
Quarter:
Q3 '01
-41.60%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2001

                                                          Since
                                                        Inception
                                               1 Year   5/1/2000
               --------------------------------------------------
               Franklin Technology            -  29.42% -  31.26%
               Securities Fund - Class 1//1//
               S&P 500 Index/2/               -  11.88% -  12.04%
               NASDAQ Composite Index/2/      -  20.13% -  32.90%
               Merrill Lynch 100 Technology
                Index/2/                       --32.44%  --42.89%

Ongoing stock market volatility can dramatically change the Fund's short-term performance; currents results may differ.
1. All Fund performance assumes reinvestment of dividends and capital gains.
2. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. We are replacing the S&P 500 Index with the NASDAQ Composite Index as the new index better reflects the Fund's holdings in technology companies. The NASDAQ Composite Index is a value weighted index and consists of all NASDAQ domestic and non-U.S. based common stocks listed on The NASDAQ Stock Market. The Merrill Lynch 100 Technology Index is an equally weighted index of 100 actively traded technology stocks and American Depositary Receipts. Indexes include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Fund's investments.

              FT-4 Franklin Technology Securities Fund - Class 1

                                    [GRAPHIC]

                                FEES AND EXPENSES


FRANKLIN TECHNOLOGY SECURITIES FUND - CLASS 1

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                             Class 1
            --------------------------------------------------------
            Maximum sales charge (load) imposed on purchases  0.00%
            Maximum deferred sales charge (load)              0.00%

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                       Class 1
                 ---------------------------------------------
                 Management fees                        0.55%
                 Other expenses                         0.51%
                                                       ------
                 Total annual Fund operating expenses   1.06%
                                                       ------
                 Management fee reduction/1/           (0.03%)
                                                       ------
                 Net annual Fund operating expenses/1/  1.03%
                                                       ------

1. The manager has agreed in advance to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees (Board) and an order of the Securities and Exchange Commission (SEC).

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

..  You invest $10,000 for the periods shown;

..  Your investment has a 5% return each year; and

..  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    ---------------------------------------
                    Class 1  $105   $328    $569    $1,259


        ------------------------------------------------------------------------

                                    [GRAPHIC]

                                   MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

MANAGEMENT TEAM  The team responsible for the Fund's management is:

Ian Link, CFA                   Mr. Link has been a manager of the Fund since its inception, and has been
VICE PRESIDENT, ADVISERS        with Franklin Templeton Investments since 1989.

Robert Dean, CFA                Mr. Dean has been a manager of the Fund since September 2000. He
PORTFOLIO MANAGER, ADVISERS     joined Franklin Templeton Investments in February 1995.

Conrad Herrmann, CFA            Mr. Herrmann has been a manager of the Fund since its inception, and has
SENIOR VICE PRESIDENT, ADVISERS been with Franklin Templeton Investments since 1989.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2001, the management fee, before any reduction, was 0.55% of the Fund's average daily net assets. Under an agreement by Advisers to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.52% of its average daily net assets to Advisers for its services. This reduction is required by the Board and an SEC order.

              FT-5 Franklin Technology Securities Fund - Class 1

                                    [GRAPHIC]

                             FINANCIAL HIGHLIGHTS






The financial highlights table provides further details to help you understand the financial performance of Class 1 shares for the past five years or since the Fund's inception. The table shows certain information on a single fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP. Their report, along with the financial statements, is included in the Fund's Annual Report (available upon request).

            Class 1                               Year Ended December 31,
            -------------------------------------------------------------
                                                   2001       2000/3/
                                                  -----------------------
            Per share data ($)
            Net asset value, beginning of year      7.58      10.00
                                                  -----------------------
              Net operating loss/1/                 (.01)      (.02)
              Net realized and unrealized losses   (2.22)     (2.40)
                                                  -----------------------
            Total from investment operations       (2.23)     (2.42)
                                                  -----------------------
            Net asset value, end of year            5.35       7.58
                                                  -----------------------
            Total return (%)/2/                   (29.42)    (24.20)

            Ratios/supplemental data
            Net assets, end of year ($ x 1,000)    5,126      9,066
            Ratios to average net assets: (%)
              Expenses                              1.03     .99/4/
              Net operating loss                    (.17)      (.30)/4/
            Portfolio turnover rate (%)           179.25     106.77

1. Based on average shares outstanding.
2. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.
3. For the period May 1, 2000 (effective date) to December 31, 2000.
4. Annualized.

              FT-6 Franklin Technology Securities Fund - Class 1

        Additional Information, All Funds

                                    [GRAPHIC]

                             DISTRIBUTION AND TAXES


INCOME AND CAPITAL GAINS DISTRIBUTIONS Each Fund will declare as dividends substantially all of its net investment income. Except for the Franklin Money Market Fund, each Fund typically pays dividends from net investment income and net capital gains, if any, at least annually. Dividends or distributions by the Funds will reduce the per share net asset value (NAV) by the per share amount paid.

The Franklin Money Market Fund declares a dividend each day the Fund's NAV is calculated, equal to all of its daily net income, payable as of the close of business the preceding day. The amount of dividend may fluctuate from day to day and may be omitted on some days, depending on changes in the factors that comprise the Fund's net income.

Dividends paid by a Fund will be automatically reinvested in additional shares of that Fund or, if requested, paid in cash to the insurance company shareholder.

TAX CONSIDERATIONS The tax consequences for contract owners from their investment in variable annuity or variable life insurance contracts will depend on the provisions of these contracts. Contract owners should consult the accompanying contract prospectus for more information on these tax consequences.

            1 Franklin Templeton Variable Insurance Products Trust

        Fund Account Information

                                    [GRAPHIC]

                                  BUYING SHARES

Shares of each Fund are sold at net asset value (NAV) to insurance company separate accounts to serve as investment options for variable annuity or variable life insurance contracts, and for qualified pension and retirement plans. The Trusts' Board of Trustees (Board) monitors the Funds for the existence of any material irreconcilable conflicts of interest between the two different types of contract owners. If there were any such conflicts, the Board will determine what action, if any, shall be taken in response.

Contract owners' payments will be allocated by the insurance company separate account to purchase shares of the Fund chosen by the contract owner, and are subject to any limits or conditions in the contract. Requests to buy shares are processed at the NAV next calculated after we receive the request in proper form. The Funds do not issue share certificates.


        ------------------------------------------------------------------------

                                    [GRAPHIC]

                                 SELLING SHARES

Each insurance company shareholder sells shares of the applicable Fund to make benefit or surrender payments or to execute exchanges (transfers) between investment options under the terms of its contracts. Requests to sell shares are processed at the NAV next calculated after the Fund receives the request in proper form.


        ------------------------------------------------------------------------

                                    [GRAPHIC]

                                EXCHANGING SHARES

Contract owners may exchange shares of any one class or Fund for shares of other classes or Funds through a transfer between investment options available under a variable insurance contract, subject to the terms and any specific limitations on the exchange (or "transfer") privilege described in the contract prospectus.

Frequent exchanges or excessive trading can harm performance and interfere with Fund portfolio management or operations and increase Fund costs. To protect shareholders, there are limits on the number and amount of Fund exchanges that may be made (please see "Market Timers" below).


        ------------------------------------------------------------------------

                                    [GRAPHIC]

                              FUND ACCOUNT POLICIES

CALCULATING SHARE PRICE The Funds calculate their NAV per share each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class' NAV is calculated by dividing its net assets by the number of its shares outstanding.

The Funds' assets are generally valued at their market value, except that the Franklin Money Market Fund's assets are generally valued at their amortized cost. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of the shares may change on days that the insurance company shareholders cannot buy or sell shares.

Requests to buy and sell shares are processed on any day the Funds are open for business at the NAV next calculated after the Fund receives the request in proper form.

STATEMENTS AND REPORTS Contract owners will receive confirmations and account statements that show account transactions. Insurance company contract owners will receive the Funds' financial reports every six months from their insurance company.

If there is a dealer or other investment representative of record on the account, he or she will also receive

            2 Franklin Templeton Variable Insurance Products Trust confirmations, account statements and other information about the contract owner's account directly from the contract's administrator.

MARKET TIMERS Market timing--short-term or excessive trading--or other abusive trading practices may disrupt portfolio management strategies or Fund operations, increase Fund costs, and harm Fund performance. As a result, the Funds may restrict or refuse investments by market timers. The following Funds currently do not allow investments by market timers: Franklin Aggressive Growth Securities Fund, Franklin Global Communications Securities Fund, Franklin High Income Fund, Franklin Income Securities Fund, Franklin Large Cap Growth Securities Fund, Franklin Rising Dividends Securities Fund, Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund, Franklin Technology Securities Fund, Mutual Discovery Securities Fund, Mutual Shares Securities Fund, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund, Templeton Global Asset Allocation Fund and Templeton Growth Securities Fund.

As of July 1, 2002, the Templeton Global Income Securities Fund also will not allow investments by market timers.

You may be considered a market timer if you have (i) requested an exchange or redemption out of the Fund within two weeks of an earlier exchange or purchase request, or (ii) exchanged or redeemed shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged or redeemed shares equal to at least $5 million, or more than 1% of the Fund's net assets, or (iv) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserve certain rights, including:

..  Each Fund may refuse any order to buy shares.

..  At any time, the Funds may establish or change investment minimums.

.. The Funds may modify or discontinue the exchange privilege on 60 days' notice to insurance company shareholders.

.. You may only buy shares of the Funds eligible for sale in your state or jurisdiction.

.. In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

.. To permit investors to obtain the current price, insurance companies are responsible for transmitting all orders to the Fund promptly.

SHARE CLASSES  Each Fund generally has two classes of shares, Class 1 and Class
2. Each class is identical except that Class 2 has a distribution plan or "rule 12b-1" plan which is described in prospectuses offering Class 2 shares.


        ------------------------------------------------------------------------

                                    [GRAPHIC]

                                    QUESTIONS

More detailed information about the Trust and the Funds' account policies can be found in the Funds' Statement of Additional Information. If you have any questions about the Funds, you can write to us at One Franklin Parkway, P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at 1-800/321-8563. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

            3 Franklin Templeton Variable Insurance Products Trust

For More Information

The Funds of Franklin Templeton Variable Insurance Products Trust (the Trust) are generally only available as investment options in variable annuity or variable life insurance contracts. Please consult the accompanying contract prospectus for information about the terms of an investment in a contract.

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL FUND REPORTS TO SHAREHOLDERS

Includes a discussion of recent market conditions and investment strategies, financial statements, detailed performance information, Fund holdings, and the auditor's report (Annual Report only).

STATEMENT OF ADDITIONAL INFORMATION

Contains more information about the Funds, their investments, policies, and risks. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

Franklin(R) Templeton(R) Investments
1-800/321-8563

You also can obtain information about the Funds by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act file #811-5479

                      FRANKLIN TECHNOLOGY SECURITIES FUND
                              (Franklin Templeton
                      Variable Insurance Products Trust)
                               SUPPLEMENT DATED
                               NOVEMBER 21, 2002
                            TO THE PROSPECTUS DATED
                                  MAY 1, 2002

The prospectus is amended by adding the following language:

      On November 12, 2002, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the Trust) approved a proposal to merge Franklin Technology Securities Fund (Fund) into Franklin Small Cap Fund, another series of the Trust (Reorganization). If approved by Fund shareholders, the Reorganization is expected to be completed around April 30, 2003. It is anticipated that in January of 2003, Fund contract owners of record on December 27, 2002, will receive a voting instruction card requesting their instructions to the insurance company shareholders on the Reorganization. A proxy statement, which explains the details of the Reorganization, will accompany the voting instruction card. The Fund will close to new investments, including exchanges into the Fund, effective after the close of business on April 23, 2003.

                          Please keep this supplement
                             for future reference.

                                                                       FT P1102

                                                          Prospectus

                                                          Franklin Templeton
                                                          Variable Insurance
                                                          Products Trust

                                                          Class 2 Shares




                                    [GRAPHIC]

FRANKLIN TEMPLETON
INVESTMENTS

               As with all fund prospectuses, the SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------


              May 1, 2002
              ------------------------------------------------------------------

--------------------------------------------------------------------------------

Information about each Fund
you should know before
investing

--------------------------------------------------------------------------------

Information about Fund
account transactions
and services

--------------------------------------------------------------------------------

Where to learn more about each Fund

Contents

FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST


                           i Overview

                             Individual Fund Description

                        FT-1 Franklin Technology
                             Securities Fund






                         Additional Information, All Funds

                     1   Distributions and Taxes

FUND ACCOUNT INFORMATION

                           2   Buying Shares

                           2   Selling Shares

                           2   Exchanging Shares

                           2   Fund Account Policies

                           3   Questions

FOR MORE INFORMATION
         Back Cover

        Franklin Templeton

        Variable Insurance Products Trust

                                    [GRAPHIC]

                                    OVERVIEW

Franklin Templeton Variable Insurance Products Trust (the Trust) currently consists of twenty-four (24) separate series (the Fund or Funds), offering a wide variety of investment choices. Each Fund generally has two classes of shares, Class 1 and Class 2. The Funds are generally only available as investment options in variable annuity or variable life insurance contracts. As not all Funds and classes are available under your contract, please consult the accompanying contract prospectus to find out which Funds and classes are available to you.
INVESTMENT CONSIDERATIONS

.. Each Fund has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

.. No single Fund can be a complete investment program; consider diversifying your Fund choices.

.. You should evaluate each Fund in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which Funds are right for you.

RISKS

..  There can be no assurance that any Fund will achieve its investment goal.

.. Because you could lose money by investing in a Fund, take the time to read each Fund description and consider all risks before investing.

.. All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your long-term investment goals.

.. Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Fund shares involve investment risks, including the possible loss of principal.

                  More detailed information about each Fund,
                  its investment policies, and its particular
                risks can be found in the Trust's Statement of
                         Additional Information (SAI).

MANAGEMENT
The Funds' investment managers and their affiliates manage over $266 billion in assets, as of February 28, 2002. In 1992, Franklin joined forces with Templeton, a pioneer in international investing. The Mutual Advisers organization became part of the Franklin Templeton organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Today, Franklin Templeton Investments is one of the largest mutual fund organizations in the United States, and offers money management expertise spanning a variety of investment objectives.

        Franklin Technology Securities Fund

                                    [GRAPHIC]

                              GOAL AND STRATEGIES

GOAL   The Fund's investment goal is capital appreciation.

MAIN INVESTMENTS Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of companies expected to benefit from the development, advancement, and use of technology. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy. The Fund's investments may include, for example, companies in the following areas:

          . Semiconductors, semiconductor fabrication equipment, and precision instruments;

          .  Packaged software;

.. Information technology services, including Internet services, data processing, technology consulting and implementation, and electronics distributors;

..  Computing hardware, peripherals, and electronic components;

..  Telecommunications, including communications equipment and services;

..  Health technology and biotechnology;

..  Aerospace and defense technologies; and

.. Media and information services, including cable television, broadcasting, satellite and media content.

The Fund may invest in companies of any size, and may invest a significant portion of its assets in smaller companies. The Fund may invest up to 35% of its total assets in foreign securities, but currently intends to limit these investments to approximately 10%-15%.

When suitable opportunities are available, the Fund also may invest in initial public offerings (IPOs) of securities, and may invest a very small portion of its assets in private or illiquid securities, such as late stage venture capital financings. An equity security represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common and preferred stocks and securities convertible into common stock are examples of equity securities.

PORTFOLIO SELECTION   The manager is a research driven, fundamental investor,
pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for rapid growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages. Such advantages as a particular marketing niche, proven technology, strong management, and industry leadership are all factors the manager believes point to strong growth potential.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, is unable to locate suitable investment opportunities, or seeks to maintain liquidity, it may invest all or substantially all of the Fund's assets in short-term investments, including cash or cash equivalents. Under these circumstances, the Fund may temporarily be unable to pursue its investment goal.


--------------------------------------------------------------------------------
The Fund concentrates in equity securities of technology companies.

              FT-1 Franklin Technology Securities Fund - Class 2

                                    [GRAPHIC]

                                   MAIN RISKS


The Fund's main risks may affect the Fund's share price, its distributions or income and, therefore, the Fund's performance.

           TECHNOLOGY COMPANIES By concentrating in the industries in the technology sector, the Fund carries much greater risks of adverse developments in that sector than a fund that invests in a wide variety of industries. Prices often change collectively without regard to the merits of individual companies. Technology company stocks can be subject to abrupt or erratic price movements and historically have been more volatile than other securities, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and competition for market share, and the potential for falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will rapidly become obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, because many Internet-related companies are in the emerging stage of development, they are particularly vulnerable to these risks.

STOCKS While stocks have historically outperformed other asset classes over the long term, their value tends to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or securities markets.

GROWTH STYLE INVESTING Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks also may be more expensive relative to their earnings or assets compared to value or other stocks. Because the Fund's manager uses an aggressive growth strategy, an investment in the Fund involves greater risk and more volatility than an investment in a less aggressive growth fund.

FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations on currency exchange rates; devaluations by governments; and the new euro currency), country risks (political, social and economic instability, for example, regional conflicts, terrorism and war; currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), and company risks (different trading practices; less government supervision; less publicly available information; limited trading markets and greater volatility).

SMALLER COMPANIES While smaller companies may offer opportunities for capital growth, they also have significant risk. Historically, smaller company securities have been more volatile in price and have fluctuated independently from larger company securities, especially over the short term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, including increases in interest rates because borrowing rates go up and it may be more difficult for them to obtain credit to expand, and their growth prospects may be less certain.

For example, smaller companies may lack depth of management or may have limited financial resources for growth or development. They may have limited product lines or market share. Smaller companies may be in new industries, or their new products or services may not find an established market or may rapidly become obsolete. Smaller companies' securities may be less liquid which may adversely affect their price. Investments in these companies may be considered speculative.

IPOs issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund's size is smaller, any gains from IPOs will have an exaggerated impact on the Fund's reported performance than when the Fund is larger.


--------------------------------------------------------------------------------
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.

              FT-2 Franklin Technology Securities Fund - Class 2

DIVERSIFICATION The Fund is non-diversified as defined by federal securities laws. As such, it may invest a greater portion of its assets in one issuer and have a smaller number of issuers than a diversified Fund. Therefore, the Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. This may result in greater fluctuation in the value of the Fund's shares. The Fund intends, however, to meet certain tax diversification requirements.

PORTFOLIO TURNOVER The Fund's portfolio turnover rate may exceed 100% annually, which may involve additional expenses to the Fund, including portfolio transaction costs.

More detailed information about the Fund, its policies, and risks can be found in the SAI.

              FT-3 Franklin Technology Securities Fund - Class 2

                                    [GRAPHIC]

                                PAST PERFORMANCE


This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past ten calendar years or since the Fund's inception. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

Performance reflects all Fund expenses but does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they had been included, performance would be lower.


                                    [CHART]

FRANKLIN TECHNOLOGY SECURITIES FUND
CLASS 1 ANNUAL TOTAL RETURNS/1/

Year
01    -29.59%

Best
Quarter:
Q4 '01
46.43%

Worst
Quarter:
Q3 '01
-41.57%

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2001

                                                         Since
                                                       Inception
                                               1 Year  5/1/2000
                ------------------------------------------------
                Franklin Technology Securities
                 Fund - Class 2/1/             -29.59%  -31.42%
                S&P 500 Index/2/               -11.88%  -12.04%
                NASDAQ Composite Index/2/      -20.13%  -32.90%
                Merrill Lynch 100 Technology
                 Index/2/                      -32.44%  -42.89%

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.
1. All Fund performance assumes reinvestment of dividends and capital gains. Because Class 2 shares were not offered until 9/1/00, Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 9/1/00, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.
2. Source: Standard & Poor's Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. We are replacing the S&P 500 Index with the NASDAQ Composite Index as the new index better reflects the Fund's holdings in technology companies. The NASDAQ Composite Index is a value weighted index and consists of all NASDAQ domestic and non-US based common stocks listed on the NASDAQ Stock Market. The Merrill Lynch 100 Technology Index is an equally weighted index of 100 actively traded technology stocks and American Depositary Receipts. Indexes include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Fund's investments.

              FT-4 Franklin Technology Securities Fund - Class 2

                                    [GRAPHIC]

                                FEES AND EXPENSES


FRANKLIN TECHNOLOGY SECURITIES FUND -CLASS 2

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and the example do not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus or disclosure document for more information.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                             Class 2
            --------------------------------------------------------
            Maximum sales charge (load) imposed on purchases  0.00%
            Maximum deferred sales charge (load)              0.00%

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                         Class 2
                ------------------------------------------------
                Management fees                           0.55%
                Distribution and service (12b-1) fees/1/  0.25%
                Other expenses                            0.51%
                                                         ------
                Total annual Fund operating expenses      1.31%
                                                         ------
                Management fee reduction/2/              (0.03%)
                                                         ------
                Net annual Fund operating expenses/2/     1.28%
                                                         ------

1. While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's average daily net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% per year.
2. The manager has agreed in advance to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Board and an order of the Securities and Exchange Commission (SEC).

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

..  You invest $10,000 for the periods shown;

..  Your investment has a 5% return each year; and

..  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year 3 Years 5 Years 10 Years
                    ---------------------------------------
                    Class 2  $130   $406    $702    $1,546


        ------------------------------------------------------------------------

                                    [GRAPHIC]

                                   MANAGEMENT


Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund's investment manager.

MANAGEMENT TEAM  The team responsible for the Fund's management is:

Ian Link, CFA                   Mr. Link has been a manager of the Fund since its inception, and has been
VICE PRESIDENT, ADVISERS        with Franklin Templeton Investments since 1989.

Robert Dean, CFA                Mr. Dean has been a manager of the Fund since September 2000. He
PORTFOLIO MANAGER, ADVISERS     joined Franklin Templeton Investments in February 1995.

Conrad Herrmann, CFA            Mr. Herrmann has been a manager of the Fund since its inception, and has
SENIOR VICE PRESIDENT, ADVISERS been with Franklin Templeton Investments since 1989.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended December 31, 2001, the management fee, before any reduction, was 0.55% of the Fund's average daily net assets. Under an agreement by Advisers to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.52% of its average daily net assets to Advisers for its services. This reduction is required by the Board and an SEC order.

              FT-5 Franklin Technology Securities Fund - Class 2

                                    [GRAPHIC]

                             FINANCIAL HIGHLIGHTS






The financial highlights table provides further details to help you understand the financial performance of Class 2 shares for the past five years or since the Fund's inception. The table shows certain information on a single Fund share basis (per share performance). It also shows some key Fund statistics, such as total return (past performance) and expense ratios. Total return represents the annual change in value of a share assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, independent auditors. Their report, along with the financial statements, is included in the Fund's Annual Report (available upon request).

                                                      Year ended
            Class 2                                  December 31,
            --------------------------------------------------------
                                                   2001    2000/3/
                                                  ------  ------
            Per share data ($)
            Net asset value, beginning of year      7.57   13.13
                                                  ------  ------
              Net operating loss/1/                 (.03)   (.01)
              Net realized and unrealized losses   (2.21)  (5.55)
                                                  ------  ------
            Total from investment operations       (2.24)  (5.56)
                                                  ------  ------
            Net asset value, end of year            5.33    7.57
                                                  ------  ------
            Total return (%)/2/                   (29.59) (42.35)

            Ratios/supplemental data
            Net assets, end of year ($ x 1,000)    8,740   1,855
            Ratios to average net assets: (%)
              Expenses                              1.28    1.24/4/
              Net operating loss                    (.52)   (.29)/4/
            Portfolio turnover rate (%)           179.25  106.77

1. Based on average shares outstanding.
2. Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If they had been included, total return would be lower. Total return is not annualized for periods less than one year.
3. For the period September 1, 2000 (commencement of sales) to December 31,
2000.
4. Annualized.

              FT-6 Franklin Technology Securities Fund - Class 2

        Additional Information, All Funds

                                    [GRAPHIC]

                             DISTRIBUTION AND TAXES


INCOME AND CAPITAL GAINS DISTRIBUTIONS Each Fund will declare as dividends substantially all of its net investment income. Except for the Franklin Money Market Fund, each Fund typically pays dividends from net investment income and net capital gains, if any, at least annually. Dividends or distributions by the Funds will reduce the per share net asset value (NAV) by the per share amount paid.

The Franklin Money Market Fund declares a dividend each day the Fund's NAV is calculated, equal to all of its daily net income, payable as of the close of business the preceding day. The amount of dividend may fluctuate from day to day and may be omitted on some days, depending on changes in the factors that comprise the Fund's net income.

Dividends paid by a Fund will be automatically reinvested in additional shares of that Fund or, if requested, paid in cash to the insurance company shareholder.

TAX CONSIDERATIONS The tax consequences for contract owners from their investment in variable annuity or variable life insurance contracts will depend on the provisions of these contracts. Contract owners should consult the accompanying contract prospectus for more information on these tax consequences.

            1 Franklin Templeton Variable Insurance Products Trust

        Fund Account Information

                                    [GRAPHIC]

                                  BUYING SHARES

Shares of each Fund are sold at net asset value (NAV) to insurance company separate accounts to serve as investment options for variable annuity or variable life insurance contracts, and for qualified pension and retirement plans. The Trusts' Board of Trustees (Board) monitors the Funds for the existence of any material irreconcilable conflicts of interest between the two different types of contract owners. If there were any such conflicts, the Board will determine what action, if any, shall be taken in response.

Contract owners' payments will be allocated by the insurance company separate account to purchase shares of the Fund chosen by the contract owner, and are subject to any limits or conditions in the contract. Requests to buy shares are processed at the NAV next calculated after we receive the request in proper form. The Funds do not issue share certificates.


        ------------------------------------------------------------------------

                                    [GRAPHIC]

                                 SELLING SHARES

Each insurance company shareholder sells shares of the applicable Fund to make benefit or surrender payments or to execute exchanges (transfers) between investment options under the terms of its contracts. Requests to sell shares are processed at the NAV next calculated after the Fund receives the request in proper form.


        ------------------------------------------------------------------------

                                    [GRAPHIC]

                                EXCHANGING SHARES

Contract owners may exchange shares of any one class or Fund for shares of other classes or Funds through a transfer between investment options available under a variable insurance contract, subject to the terms and any specific limitations on the exchange (or "transfer") privilege described in the contract prospectus.

Frequent exchanges or excessive trading can harm performance and interfere with Fund portfolio management or operations and increase Fund costs. To protect shareholders, there are limits on the number and amount of Fund exchanges that may be made (please see "Market Timers" below).


        ------------------------------------------------------------------------

                                    [GRAPHIC]

                              FUND ACCOUNT POLICIES

CALCULATING SHARE PRICE The Funds calculate their NAV per share each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class' NAV is calculated by dividing its net assets by the number of its shares outstanding.

The Funds' assets are generally valued at their market value, except that the Franklin Money Market Fund's assets are generally valued at their amortized cost. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of the shares may change on days that the insurance company shareholders cannot buy or sell shares.

Requests to buy and sell shares are processed on any day the Funds are open for business at the NAV next calculated after the Fund receives the request in proper form.

STATEMENTS AND REPORTS Contract owners will receive confirmations and account statements that show account transactions. Insurance company contract owners will receive the Funds' financial reports every six months from their insurance company.

If there is a dealer or other investment representative of record on the account, he or she will also receive

            2 Franklin Templeton Variable Insurance Products Trust confirmations, account statements and other information about the contract owner's account directly from the contract's administrator.

MARKET TIMERS Market timing--short term or excessive trading or other abusive trading practices-- may disrupt portfolio management strategies or Fund operations, increase Fund costs, and harm Fund performance. As a result, the Funds may restrict or refuse investments by market timers. The following Funds currently do not allow investments by market timers: Franklin Aggressive Growth Securities Fund, Franklin Global Communications Securities Fund, Franklin High Income Fund, Franklin Income Securities Fund, Franklin Large Cap Growth Securities Fund, Franklin Rising Dividends Securities Fund, Franklin Small Cap Fund, Franklin Small Cap Value Securities Fund, Franklin Technology Securities Fund, Mutual Discovery Securities Fund, Mutual Shares Securities Fund, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund, Templeton Global Asset Allocation Fund and Templeton Growth Securities Fund.

As of July 1, 2002, the Templeton Global Income Securities Fund also will not allow investments by market timers.

You may be considered a market timer if you have (i) requested an exchange or redemption out of the Fund within two weeks of an earlier exchange or purchase request, or (ii) exchanged or redeemed shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged or redeemed shares equal to at least $5 million, or more than 1% of the Fund's net assets, or (iv) otherwise seem to follow a timing pattern. Accounts under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the Funds maintain additional policies and reserve certain rights, including:

..  Each Fund may refuse any order to buy shares.

..  At any time, the Funds may establish or change investment minimums.

.. The Funds may modify or discontinue the exchange privilege on 60 days' notice to insurance company shareholders.

.. You may only buy shares of the Funds eligible for sale in your state or jurisdiction.

.. In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

.. To permit investors to obtain the current price, insurance companies are responsible for transmitting all orders to the Fund promptly.

SHARE CLASSES  Each Fund generally has two classes of shares, Class 1 and Class
2. Each class is identical except that Class 2 has a distribution plan or "rule 12b-1" plan which is described below.

Distribution and service (12b-1) fees. Class 2 has a distribution plan, sometimes known as a rule 12b-1 plan, that allows the Funds to pay distribution fees to those who sell and distribute Class 2 shares and provide services to shareholders and contract owners. Because these fees are paid out of Class 2's assets on an on-going basis, over time these fees will increase the cost of an investment, and may cost you more than paying other types of sales charges. While the maximum amount payable under most Funds' Class 2 rule 12b-1 plan is 0.35% per year of a Fund's average net assets, the Board of Trustees has set the current rate at 0.25%. However, Franklin S&P 500 Index Fund, Franklin Strategic Income Securities Fund, Templeton Global Asset Allocation Fund, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund and Templeton Global Income Securities Fund each have a maximum rule 12b-1 plan fee of 0.25% per year. A portion of the fees payable to Franklin Templeton Distributors, Inc. (Distributors) or others under the rule 12b-1 plan may be retained by Distributors for distribution expenses.


        ------------------------------------------------------------------------

                                    [GRAPHIC]

                                    QUESTIONS

More detailed information about the Trust and the Funds' account policies can be found in the Funds' Statement of Additional Information. If you have any questions about the Funds, you can write to us at One Franklin Parkway, P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at 1-800/321-8563. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

            3 Franklin Templeton Variable Insurance Products Trust

For More Information

The Funds of Franklin Templeton Variable Insurance Products Trust (the Trust) are generally only available as investment options in variable annuity or variable life insurance contracts. Please consult the accompanying contract prospectus for information about the terms of an investment in a contract.

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL FUND REPORTS TO SHAREHOLDERS

Includes a discussion of recent market conditions and investment strategies, financial statements, detailed performance information, Fund holdings, and the auditor's report (Annual Report only).

STATEMENT OF ADDITIONAL INFORMATION

Contains more information about the Funds, their investments, policies, and risks. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

Franklin(R) Templeton(R) Investments
1-800/321-8563

You also can obtain information about the Funds by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act file #811-5479

Annual

[GRAPHIC]

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

[GRAPHIC]

                                                               December 31, 2001

                                                                          Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ANNUAL REPORT TABLE OF CONTENTS


                Letter to Contract Owners.................    2
                A Word About Risk.........................    5
                Important Notes to Performance Information    6
                Fund Summary
                 Franklin Small Cap Fund.................. FS-1
                Index Descriptions........................  I-1
                Trustees and Officers..................... TO-1


Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Please Note: Franklin Templeton Variable Insurance Products Trust (FTVIP) currently consists of 27 separate funds, which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current information on which funds and classes are available in that product.

Please retain this document, including the enclosed prospectus supplements, with your current prospectus, for reference.

LETTER TO CONTRACT OWNERS

Dear Contract Owners:

This annual report for Franklin Templeton Variable Insurance Products Trust covers the year ended December 31, 2001. During the 12 months under review, gross domestic product (GDP) slowed from a respectable 1.3% annualized growth rate in the first quarter to an estimated 0.2% in the fourth quarter of 2001. Indeed, the National Bureau of Economic Research signaled that the country had been in a recession since March 2001. The year 2001 witnessed a series of developments that contributed to the national and global economic slowdown. Significant, broad-based and sustained downward trends in economic activity were largely to blame, with substantial declines in industrial production, employment opportunities and consumer and business spending. In the wake of these events, business and consumer confidence plummeted to multi-year lows. The terrorist attacks of September 11, which temporarily shut down the U.S. financial system and air transportation industry, and the ensuing war clearly accelerated the contraction. Before the year's end, however, figures reflecting controlled inflation, reduced energy costs and a post-September 11 rally in the equity markets helped shed positive light on a difficult year.

Eleven interest rate reductions by the Federal Reserve Board (the Fed) lowered the federal funds target rate from 6.50% at the beginning of the year to 1.75% by December 31, 2001 -- a low not seen since 1961. As a result, the increases in the money supply encouraged bank lending. As often happens when the economy struggles, inflation became less of a threat, principally due to reduced demand for energy, which caused crude oil prices to slip to a two-year low in November. Inflation, as measured by the Consumer Price Index, rose just 1.9% for the year, compared with the 3.5% increase in 2000.

The decline in U.S. growth affected Europe's, Asia's and Latin America's growth rates as these regions' export demand diminished. Euro-zone (the 12 countries comprising the European Monetary Union) GDP growth slowed to a 0.1% annualized rate in the third quarter of 2001. In response, the European Central Bank also cut interest rates during the year, although at a slower pace than the U.S. Fed's. Despite Japan's massive fiscal spending and a return to a zero interest-rate policy by its central bank, the country's structural problems remained. Asia's export dependent economies suffered directly from the U.S. technology slowdown, as worldwide industrial production declined during the period. One exception was China; its economy continued robust growth. In Latin America, Argentina's economic woes worsened despite the government's efforts to control its debt crisis. During the reporting period, Mexico's economy slowed in tandem with that of the U.S., although the Mexican equity market was the best performing Latin American market.

U.S. securities markets struggled for most of 2001 and experienced mixed results in response to the war on terrorism, the Fed's actions and worsening corporate and economic data. Following the September 11 attacks, investors' risk aversion increased and many consumers retrenched owing to increased uncertainty about personal safety and current income. By the end of 2001's third quarter, this sentiment caused domestic equity markets to plunge, on a percentage basis, to their heaviest quarterly losses since the crash of 1987. In December, however, the equity markets demonstrated some positive signs of recovery. At the close of the year, the Standard & Poor's 500 Composite
Index (S&P 500(R)), the Dow Jones Industrial Average (the Dow(R)) and the Nasdaq Composite Index (Nasdaq(R)) were up 19%, 22% and 37%, respectively, from September 21 lows. For the 12 months under review, the indexes returned -11.88%, -5.46% and -20.13%, respectively./1 /Value investments generally outperformed growth investments, continuing the trend begun in 2000. Additionally, small companies outperformed large companies during the reporting period.

In the U.S., bonds generally outperformed the major stock markets, as falling interest rates resulted in rising prices. Although they experienced considerable volatility, high yield corporate bonds, under pressure from slowing corporate growth and rising default rates, did not keep pace with other fixed income asset classes. International bond markets enjoyed positive returns in local currency terms, as most major central banks lowered interest rates. Emerging market bond prices, excluding Argentina's, benefited from relatively sound economic policies in most countries.

Although the exact timing of the expected economic recovery is difficult to determine, there are very clear sources of economic stimulus in the pipeline. Most notably, the fiscal and monetary response has been


1. Source: Standard & Poor's Micropal. Total return for the Dow, calculated by Wilshire Associates, Inc., includes reinvested dividends. One cannot invest directly in an index. Please see Index Descriptions following the Fund Summaries.

powerful. The housing sector remained a stable force as housing starts continued to climb. Mortgage refinancing rose to an all-time high, as homeowners rushed to take advantage of historically low mortgage rates. These conditions and measures should put more money in consumers' pockets. Meanwhile, corporations with floating rate debt outstanding benefited from sharp interest rate reductions for their loans. At year-end, announcements of business inventory reduction and information-technology related productivity growth increases also contributed to the encouraging news.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to focus on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.
Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Gen-erally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, his-torically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks. The technology sector can be among the most volatile market sectors.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

IMPORTANT NOTES TO
PERFORMANCE INFORMATION

Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

                                                        FRANKLIN SMALL CAP FUND


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Small Cap Fund seeks long-term capital growth. The Fund invests primarily in equity securities of U.S. small-capitalization companies with market capitalization values not exceeding:
(i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000 Index; whichever is greater, at the time of purchase./1/

--------------------------------------------------------------------------------

The 12-month period under review was extremely challenging and disappointing for the global economy and most equity investors. Excessive corporate investment in the late 1990s contributed to industrial overcapacity, especially in telecommunications, information technology and transportation. As the economy began decelerating in 2000, the excess capacity severely depressed corporate profitability. In an effort to reduce this surplus capacity, corporations began idling operations and significantly cutting back on employment. Although most of the capacity reductions were finished by year-end, the devastating employment declines continued to ripple through all segments of the economy.

To combat the reductions in output and employment, the Federal Reserve Board (the Fed) took aggressive and preemptive actions by cutting its key federal funds target rate from 6.50% at the beginning of the period to 1.75% by December 31, 2001. Concurrently, energy prices declined appreciably. These reductions in borrowing costs and energy costs, combined with tax cuts, would normally act to restart economic growth. However, the terrorist attacks of September 11 significantly complicated the recovery process. Due to these events, an economic rebound may be further delayed by the tragic loss of life, the added costs of domestic security and the distraction of the terrible events and ensuing war.

The equity markets were extremely volatile during the 12 months under review, reflecting the economic uncertainty. Although there were powerful growth stock rallies in January and April, both were followed by declines that left growth stocks even lower than before. The terrorist attacks prompted the year's steepest and most profound decline in late September. Throughout 2001, investors rotated frequently between sectors as they alternatively sought refuge from risk or exposure to a


1. Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


 Top 10 Sectors/Industries
 Franklin Small Cap Fund
 12/31/01

                                              % of Total
                                              Net Assets
                       ---------------------------------

                       Electronic Technology     21.0%

                       Technology Services       11.5%

                       Finance                   8.8%

                       Health Technology         6.8%

                       Producer Manufacturing    5.5%

                       Consumer Services         4.3%

                       Industrial Services       3.5%

                       Transportation            3.3%

                       Communications            2.4%

                       Consumer Non-Durables     2.0%

rebounding economy. In aggregate, though, investors retreated to familiar areas from more arcane ones like technology and biotech-nology. The small-cap market's best performing sectors were the slower growth sectors that fulfill consumers everyday needs, namely retailers, lenders, insurers, homebuilders, alcoholic beverages, food processors, recreational product suppliers and health care services.

Against the backdrop of an uncertain economy and volatile equity markets, the Fund performed poorly on absolute and relative bases for the year. The Fund trailed its benchmark, the Russell 2500 Growth Index, which declined 10.83%./1/ The Fund's negative performance was largely a result of our overweighted positions in poorly performing sectors such as software, communications services and telecom-munications equipment, while being underweighted in the consumer-oriented and health care sectors. Investments in financials, energy and transportation benefited the Fund's performance but could not offset the damage done by technology.

Historically, we have consistently favored investments in sectors that typically have high long-term growth rates, such as technology and business services. However, despite these sectors' high long-term growth rates, their short-term growth rates turned steeply negative in late 2000 as the economy began tipping into recession and the sectors grappled with their overcapacity. Although we reduced our exposure to tech-nology in late 1999 and 2000, we did not decrease it enough. How-
 ever, in late September, we invested in select technology stocks in addition to media, business services and lodging stocks that yielded profitable returns. Although the September purchases were positive for the Fund, many similar, earlier investments were unprofitable, hamper-ing the Fund's performance.




 Top 10 Holdings
 Franklin Small Cap Fund
 12/31/01

                      Company
                      Sector/Industry,          % of Total
                      Country                   Net Assets
                      ------------------------------------

                      Affiliated Computer
                      Services Inc., A             2.1%
                      Technology Services, U.S.

                      McDATA Corp., A              1.5%
                      Electronic Technology,
                      U.S.

                      Gentex Corp.                 1.4%
                      Producer Manufacturing,
                      U.S.

                      Mettler-Toledo
                      International Inc.           1.3%
                      Producer Manufacturing,
                      Switzerland

                      Expeditors International
                      of Washington Inc.           1.2%
                      Transportation, U.S.

                      Tektronix Inc.               1.1%
                      Electronic Technology,
                      U.S.

                      Micrel Inc.                  1.0%
                      Electronic Technology,
                      U.S.

                      Varian Inc.                  0.9%
                      Producer Manufacturing,
                      U.S.

                      Hispanic Broadcasting
                      Corp., A                     0.9%
                      Consumer Services, U.S.

                      C.H. Robinson
                      Worldwide Inc.               0.9%
                      Transportation, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

We regret that in 2001 we did not invest enough in defensive sectors but invested too much and too early in sectors that should benefit from an economic rebound. Such a strategy clearly resulted in poor absolute and relative performance throughout the first three quarters of the year. It was only in the fourth quarter that the Fund was able to benefit from the equity market's enthusiasm for an economic recovery. We are indeed hopeful that such an economic recovery is commencing and believe the Fund is positioned to benefit from economic growth. Although we recognize that equity market volatility will persist until there is clear evidence of an economic turnaround, we are confident that the economy will respond favorably to tax cuts, the proactive Fed policy, lower energy costs and a hoped-for successful end to the Afghan conflict.




 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

 Franklin Small Cap Fund buys small cap stocks that the managers believe will appreciate in value. When our strategy is successful, our small cap holdings grow to be mid- and sometimes large-cap stocks. For this reason, the Fund's average market cap has tended to grow as many holdings in excellent small-cap companies have grown, sometimes dramatically. Given the Fund's strategy, the managers believe the Fund's average market cap has ranged, and likely will continue to range, from small to mid cap.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Small Cap Fund - Class 1
 Periods ended 12/31/01

                                                           Since
                                                         Inception
                                         1-Year  5-Year  (11/1/95)
             -----------------------------------------------------
             Cumulative Total Return     -15.02% +66.20% +119.45%
             Average Annual Total Return -15.02% +10.69%  +13.59%
             Value of $10,000 Investment  $8,498 $16,620  $21,945

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison for $10,000 Investment (11/1/95-12/31/01)

The graph compares the performance of Franklin Small Cap Fund - Class 1, the Standard & Poor's 500 Index and the Russell 2500 Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

                                    [CHART]

Franklin Small Cap Fund
   $21,945

S&P 500*
   $21,751

Russell 2500 Growth Index*
   $16,710

* Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Small Cap Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FS-4
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights

                                                                Class 1
                                              --------------------------------------------
                                                        Year Ended December 31,
                                              --------------------------------------------
                                                2001     2000     1999     1998     1997
                                              -------- -------- -------- -------- --------
Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year...........   $21.25   $26.87   $13.72   $15.05   $13.20
                                              --------------------------------------------
Income from investment operations:
  Net investment income (loss)/a/............      .09      .11    (.01)      .07      .01
  Net realized and unrealized gains (losses).   (3.28)   (3.81)    13.25    (.20)     2.24
                                              --------------------------------------------
Total from investment operations.............   (3.19)   (3.70)    13.24    (.13)     2.25
                                              --------------------------------------------
Less distributions from:
  Net investment income......................    (.09)       --    (.08)    (.01)    (.03)
  Net realized gains.........................       --   (1.92)    (.01)   (1.19)    (.37)
                                              --------------------------------------------
Total distributions..........................    (.09)   (1.92)    (.09)   (1.20)    (.40)
                                              --------------------------------------------
Net asset value, end of year.................   $17.97   $21.25   $26.87   $13.72   $15.05
                                              --------------------------------------------

Total return/b/.............................. (15.02)% (14.60)%   96.94%   (.98)%   17.42%

Ratios/supplemental data
Net assets, end of year (000's).............. $266,694 $387,474 $488,062 $315,460 $313,462
Ratios to average net assets:
  Expenses...................................     .76%     .75%     .77%     .77%     .77%
  Net investment income (loss)...............     .50%     .42%   (.05)%     .51%     .06%
Portfolio turnover rate......................   37.94%   19.49%   39.49%   53.01%   64.07%



/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin
   Templeton
 Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights (continued)

                                                           Class 2
                                                ---------------------------
                                                   Year Ended December 31,
                                                ---------------------------
                                                  2001     2000     1999/d/
                                                ---------------------------
  Per share operating performance
  (For a share outstanding throughout the year)
  Net asset value, beginning of year...........   $21.14   $26.80 $   14.25
                                                ---------------------------
  Income from investment operations:
    Net investment income (loss)/a/............      .03      .12     (.04)
    Net realized and unrealized gains (losses).   (3.25)   (3.86)     12.68
                                                ---------------------------
  Total from investment operations.............   (3.22)   (3.74)     12.64
                                                ---------------------------
  Less distributions from:
    Net investment income......................    (.07)       --     (.08)
    Net realized gains.........................       --   (1.92)     (.01)
                                                ---------------------------
  Total distributions..........................    (.07)   (1.92)     (.09)
                                                ---------------------------
  Net asset value, end of year.................   $17.85   $21.14 $   26.80
                                                ---------------------------

  Total return/b/.............................. (15.25)% (14.76)%    89.05%

  Ratios/supplemental data
  Net assets, end of year (000's).............. $401,663 $301,420    $6,156
  Ratios to average net assets:
    Expenses...................................    1.01%    1.00%  1.02%/c/
    Net investment income......................     .19%     .49%    (.18%)/c/
  Portfolio turnover rate......................   37.94%   19.49%    39.49%



/a/Basedon average shares outstanding.
/b/Totalreturn does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/Forthe period January 6, 1999 (effective date) to December 31, 1999.

FS-6
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2001

                                                       SHARES     VALUE
    -----------------------------------------------------------------------
    Common Stocks 79.1%
    /a /Commercial Services 1.8%
    Answerthink Inc................................... 138,900 $    907,017
    Corporate Executive Board Co......................  29,400    1,078,980
    DoubleClick Inc................................... 188,700    2,139,858
    Ecometry Corp.....................................   7,400       19,314
    Interep National Radio Sales Inc..................  24,800      116,560
    Lamar Advertising Co., A..........................  32,000    1,354,880
    Learning Tree International Inc...................  52,000    1,450,800
    Maximus Inc.......................................  20,200      849,612
    ProBusiness Services Inc.......................... 103,000    1,936,400
    Resources Connection Inc..........................  71,500    1,882,595
    Robert Half International Inc.....................  19,000      507,300
                                                               ------------
                                                                 12,243,316
                                                               ------------
    Communications 2.4%
    /a/Airgate PCS Inc................................  58,500    2,664,675
    /a/Alamosa Holdings Inc...........................  22,300      266,039
    /a/Alaska Communications Systems Holdings Inc.....  86,900      692,593
    /a/Allegiance Telecom Inc.........................  26,000      215,540
    /a/AT&T Canada Inc., B (Canada)...................  13,600      410,584
    CenturyTel Inc....................................  40,900    1,341,520
    /a/Leap Wireless International Inc................  14,500      304,065
    /a/Millicom International Cellular SA (Luxembourg)  39,900      484,785
    /a/Rural Cellular Corp., A........................  88,900    1,978,025
    /a/TeleCorp PCS Inc............................... 262,900    3,278,363
    /a/UbiquiTel Inc.................................. 214,500    1,598,025
    /a/US Unwired Inc., A.............................  37,600      382,768
    /a/Western Wireless Corp., A......................  86,100    2,432,325
                                                               ------------
                                                                 16,049,307
                                                               ------------
    Consumer Durables .7%
    The Black & Decker Corp........................... 130,000    4,904,900
                                                               ------------
    Consumer Non-Durables 2.0%
    Adolph Coors Co., B...............................  81,500    4,352,100
    /a/Dean Foods Inc.................................  20,900    1,425,380
    /a/Jones Apparel Group Inc........................  34,200    1,134,414
    /a/Timberland Co., A..............................  90,000    3,337,200
    /a/Tommy Hilfiger Corp............................ 144,900    1,992,375
    Wolverine World Wide Inc..........................  84,800    1,276,240
                                                               ------------
                                                                 13,517,709
                                                               ------------
    /a /Consumer Services 4.3%
    Brinker International Inc.........................  49,000    1,458,240
    CEC Entertainment Inc.............................  25,000    1,084,750
    Cox Radio Inc., A.................................  20,974      534,418
    Cumulus Media Inc., A.............................  71,900    1,163,342
    DeVry Inc.........................................  67,800    1,928,910
    Entercom Communications Corp......................  37,300    1,865,000
    Entravision Communications Corp................... 285,900    3,416,505
    Hispanic Broadcasting Corp., A.................... 248,100    6,326,550
    Insight Communications Co. Inc., A................  90,400    2,184,064
    Jack in the Box Inc...............................  72,200    1,988,388
    Mediacom Communications Corp., A.................. 184,400    3,367,144

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2001 (cont.)

                                                     SHARES     VALUE
       ------------------------------------------------------------------
       Common Stocks (cont.)
       Consumer Services (cont.)
       MeriStar Hotels & Resorts Inc................  50,800 $     35,052
       Radio One Inc................................  39,500      729,565
       Radio One Inc., D............................  42,900      772,629
       Ticketmaster Inc., B......................... 107,325    1,759,057
                                                             ------------
                                                               28,613,614
                                                             ------------
       Distribution Services 1.0%
       Aramark Corp., B.............................  10,000      269,000
       Fleming Cos. Inc............................. 200,000    3,700,000
       /a/Performance Food Group Co.................  70,000    2,461,900
                                                             ------------
                                                                6,430,900
                                                             ------------
       Electronic Technology 21.0%
       /a/Advanced Energy Industries Inc............  72,500    1,931,400
       /a/Advanced Fibre Communications Inc.........  76,500    1,351,755
       /a/Aeroflex Inc..............................  31,500      596,295
       /a/Alpha Industries Inc......................  60,700    1,323,260
       /a/Anaren Microwave Inc...................... 240,200    4,160,264
       /a/Applied Micro Circuits Corp...............  78,988      894,144
       /a,b/Auspex Systems Inc...................... 116,889      210,400
       /a/Avocent Corp..............................  72,349    1,754,463
       /a/AXT Inc...................................   9,100      131,313
       /a/Caliper Technologies Corp.................  50,000      780,500
       /a/Catapult Communications Corp..............  38,600    1,005,916
       /a/Celestica Inc. (Canada)...................   6,900      278,691
       /a/Centillium Communications Inc.............  46,800      367,848
       /a/Cirrus Logic Inc.......................... 136,000    1,797,920
       /a/Coherent Inc..............................  90,400    2,795,168
       /a/Credence Systems Corp.....................  53,600      995,352
       /a/DDI Corp.................................. 320,000    3,148,800
       /a/DMC Stratex Networks Inc..................  61,100      475,358
       /a/DRS Technologies Inc...................... 106,400    3,793,160
       /a/EMCORE Corp...............................  89,200    1,199,740
       /a/Flextronics International Ltd. (Singapore) 170,472    4,089,623
       /a/FLIR Systems Inc..........................  51,500    1,952,880
       /a/Gemstar-TV Guide International Inc........  80,000    2,216,000
       /a/Harmonic Inc..............................  28,000      336,560
       /a/Integrated Circuit Systems Inc............ 180,500    4,077,495
       /a/Intersil Corp............................. 103,800    3,347,550
       /a/Ixia......................................   1,600       20,560
       /a/Jabil Circuit Inc......................... 156,600    3,557,952
       /a/L-3 Communications Holdings Inc...........  57,200    5,148,000
       /a/Lam Research Corp......................... 172,500    4,005,450
       /a/Lattice Semiconductor Corp................ 219,000    4,504,830
       /a/McDATA Corp., A........................... 415,000   10,167,500
       /a/Micrel Inc................................ 247,800    6,499,794
       /a/Nanometrics Inc...........................  11,000      213,400
       /a/Novellus Systems Inc...................... 128,500    5,069,325
       /a/ONI Systems Corp..........................  79,500      498,465
       PerkinElmer Inc..............................  90,459    3,167,874
       /a/Pinnacle Systems Inc......................  43,000      341,420
       /a/PMC-Sierra Inc. (Canada).................. 166,502    3,539,833

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2001 (cont.)

                                                       SHARES     VALUE
     ----------------------------------------------------------------------
     Common Stocks (cont.)
     Electronic Technology (cont.)
     /a/Polycom Inc................................... 106,900 $  3,677,360
     /a/Powerwave Technologies Inc.................... 239,200    4,133,376
     /a/QLogic Corp...................................  11,400      507,414
     /a/Redback Networks Inc.......................... 193,300      763,535
     /a/Rudolph Technologies Inc...................... 131,300    4,506,216
     /a/Sanmina-Sci Corp..............................  59,500    1,184,050
     /a/Semtech Corp.................................. 108,800    3,883,072
     /a/Sierra Wireless Inc. (Canada).................  24,800      467,480
     /a/Silicon Laboratories Inc......................  39,200    1,321,432
     /a/Synopsys Inc.................................. 102,400    6,048,768
     /a/Tekelec....................................... 101,000    1,829,110
     /a/Tektronix Inc................................. 274,500    7,076,610
     /a/Triquint Semiconductor Inc....................  70,400      863,104
     /a/Varian Semiconductor Equipment Associates Inc. 127,800    4,420,602
     /a/Veeco Instruments Inc.........................  28,560    1,029,588
     /a/Waters Corp................................... 146,600    5,680,750
     /a/Western Digital Corp.......................... 104,500      655,215
     /a/Western Multiplex Corp........................  27,200      146,880
                                                               ------------
                                                                139,940,820
                                                               ------------
     Energy Minerals 1.8%
     Cabot Oil & Gas Corp., A.........................  21,600      519,480
     /a/Chesapeake Energy Corp........................ 101,300      669,593
     Devon Energy Corp................................  14,566      562,976
     /a/Forest Oil Corp...............................  44,300    1,249,703
     /a/Newfield Exploration Co.......................  86,500    3,071,615
     /a/Pure Resources Inc............................  52,057    1,046,346
     /a/Spinnaker Exploration Co......................  24,700    1,016,652
     /a/Stone Energy Corp.............................  16,611      656,135
     /a/Swift Energy Co...............................  70,100    1,416,020
     /a/Tom Brown Inc.................................  67,800    1,831,278
                                                               ------------
                                                                 12,039,798
                                                               ------------
     Finance 8.8%
     /a/Affiliated Managers Group Inc.................  18,800    1,325,024
     Alexandria Real Estate Equities Inc..............  14,100      579,510
     Allied Capital Corp.............................. 122,400    3,182,400
     /a/Arch Capital Group Ltd........................  49,500    1,274,625
     Arden Realty Inc.................................  19,700      522,050
     /a/Bank United Corp..............................  53,200        5,320
     Brandywine Realty Trust..........................   5,700      120,099
     City National Corp...............................  21,500    1,007,275
     Colonial Properties Trust........................  15,400      479,710
     Commerce Bancorp Inc.............................  24,840      977,206
     Duke Realty Corp.................................  41,400    1,007,262
     Federated Investors Inc., B...................... 192,900    6,149,652
     General Growth Properties Inc....................  45,100    1,749,880
     Glenborough Realty Trust Inc.....................  49,000      950,600
     Golden State Bancorp Inc......................... 109,000    2,850,350
     Innkeepers USA Trust.............................  46,900      459,620
     /a/Instinet Group Inc............................ 126,100    1,267,305
     /a/Investment Technology Group Inc...............  44,802    1,750,414

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2001 (cont.)

                                                   SHARES     VALUE
         --------------------------------------------------------------
         Common Stocks (cont.)
         Finance (cont.)
         /a/Knight Trading Group Inc.............. 126,000 $  1,388,520
         /a/Labranche & Co. Inc...................  96,800    3,335,728
         Liberty Property Trust...................   2,700       80,595
         MeriStar Hospitality Corp................  77,500    1,100,500
         Mutual Risk Management Ltd. (Bermuda)....  26,100      190,530
         National Commerce Financial Corp......... 153,000    3,870,900
         Radian Group Inc.........................  77,676    3,336,184
         Reckson Associates Realty Corp...........  46,200    1,079,232
         Reinsurance Group of America Inc.........  73,500    2,446,080
         /a/Security Capital Group Inc., B........ 155,800    3,952,646
         /a/Silicon Valley Bancshares............. 145,100    3,878,523
         SL Green Realty Corp.....................  38,700    1,188,477
         TCF Financial Corp.......................  85,000    4,078,300
         Waddell & Reed Financial Inc., A.........  81,900    2,637,180
         Westamerica Bancorp......................     200        7,914
         Wilmington Trust Corp....................   9,800      620,438
                                                           ------------
                                                             58,850,049
                                                           ------------
         /a/Health Services 1.8%
         Alliance Imaging Inc.....................  57,900      706,380
         Beverly Enterprises Inc.................. 146,900    1,263,340
         Caremark RX Inc..........................  51,500      839,965
         Community Health Systems Inc.............  40,000    1,020,000
         Laboratory Corp. of America Holdings.....  25,600    2,069,760
         PAREXEL International Corp...............  52,300      750,505
         Pharmaceutical Product Development Inc...  48,200    1,557,342
         Renal Care Group Inc.....................  97,350    3,124,935
         Triad Hospitals Inc......................  30,700      901,045
                                                           ------------
                                                             12,233,272
                                                           ------------
         Health Technology 6.8%
         /a/Abgenix Inc...........................  74,200    2,496,088
         /a/Alexion Pharmaceuticals Inc...........  24,200      591,448
         /a/Alkermes Inc..........................  63,000    1,660,680
         Alpharma Inc., A......................... 140,400    3,713,580
         /a/American Medical Systems Holdings Ltd.  22,100      457,249
         /a/Aviron................................ 115,000    5,718,950
         /a/Barr Laboratories Inc.................  12,600      999,936
         /a/Celgene Corp..........................  27,000      861,840
         /a/Cephalon Inc..........................   2,400      181,404
         /a/Cerus Corp............................  13,700      626,775
         /a/COR Therapeutics Inc..................  35,400      847,122
         /a/Corixa Corp...........................  57,873      872,146
         /a/Cubist Pharmaceuticals Inc............   3,600      129,456
         /a/Epoch Biosciences Inc.................  53,200      133,000
         /a/Exelixis Inc..........................  28,900      480,318
         /a/Guilford Pharmaceuticals Inc..........  11,200      134,400
         ICN Pharmaceuticals Inc..................  26,900      901,150
         /a/Illumina Inc..........................   8,800      103,488
         /a/Inhale Therapeutic Systems Inc........  95,200    1,765,960
         /a/Inspire Pharmaceuticals Inc...........  12,800      180,352
         /a/Intermune Inc.........................  77,200    3,802,872

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2001 (cont.)

                                                          SHARES     VALUE
 -----------------------------------------------------------------------------
 Common Stocks (cont.)
 Health Technology (cont.)
 /a/Ista Pharmaceuticals Inc............................. 111,000 $    745,920
 /a/Medicines Co.........................................  90,000    1,043,100
 /a/Neurocrine Biosciences Inc...........................  21,500    1,103,165
 /a/NPS Pharmaceuticals Inc..............................  62,000    2,374,600
 /a/OSI Pharmaceuticals Inc.............................. 106,600    4,875,884
 /a/Shire Pharmaceuticals Group PLC, ADR (United Kingdom)  18,200      666,120
 /a/SICOR Inc............................................  35,200      551,936
 /a/SuperGen Inc.........................................  11,400      163,248
 /a/Texas Biotechnology Corp.............................  22,100      143,650
 /a/Titan Pharmaceuticals Inc............................  39,300      385,533
 /a/Varian Medical Systems Inc...........................  64,000    4,560,640
 /a/Ventana Medical Systems Inc..........................  42,700      965,874
 /a/Versicor Inc.........................................  15,900      323,565
 /a/Visible Genetics Inc. (Canada).......................  60,800      677,920
                                                                  ------------
                                                                    45,239,369
                                                                  ------------
 /a/Industrial Services 3.5%
 Allied Waste Industries Inc............................. 250,000    3,515,000
 Atwood Oceanics Inc.....................................  30,500    1,062,925
 Casella Waste Systems Inc., A...........................   4,500       66,645
 Core Laboratories NV (Netherlands)...................... 100,000    1,402,000
 Grey Wolf Inc........................................... 568,800    1,689,336
 Hydril Co...............................................  19,600      345,548
 Oil States International Inc............................ 169,500    1,542,450
 Pride International Inc................................. 163,100    2,462,810
 Rowan Cos. Inc.......................................... 106,500    2,062,905
 Superior Energy Services Inc............................ 250,000    2,162,500
 Trico Marine Services Inc............................... 127,200      960,360
 US Liquids Inc..........................................  52,200      296,496
 Varco International Inc................................. 325,645    4,878,162
 Waste Connections Inc...................................  39,600    1,227,204
                                                                  ------------
                                                                    23,674,341
                                                                  ------------
 Non-Energy Minerals .6%
 Lafarge North America Inc............................... 100,000    3,757,000
 Reliance Steel & Aluminum Co............................  13,500      354,375
                                                                  ------------
                                                                     4,111,375
                                                                  ------------
 Process Industries 1.7%
 Bowater Inc............................................. 100,000    4,770,000
 Bunge Ltd............................................... 141,600    3,296,448
 ChemFirst Inc...........................................  56,100    1,344,717
 /a/CUNO Inc.............................................  12,800      390,400
 Valspar Corp............................................  46,500    1,841,400
                                                                  ------------
                                                                    11,642,965
                                                                  ------------
 Producer Manufacturing 5.5%
 /a/Active Power Inc.....................................  72,000      489,600
 /a/Gentex Corp.......................................... 339,400    9,072,162
 Gibraltar Steel Corp....................................  52,800      925,056
 /a/Mettler-Toledo International Inc. (Switzerland)...... 168,300    8,726,355
 Oshkosh Truck Corp......................................  75,000    3,656,250

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2001 (cont.)

                                                      SHARES     VALUE
      --------------------------------------------------------------------
      Common Stocks (cont.)
      Producer Manufacturing (cont.)
      /a/Power-One Inc............................... 294,600 $  3,066,786
      /a/Rayovac Corp................................  61,200    1,077,120
      Roper Industries Inc...........................  62,000    3,069,000
      /a/Varian Inc.................................. 195,100    6,329,044
      /a/Wilson Greatbatch Technologies Inc..........   5,600      202,160
                                                              ------------
                                                                36,613,533
                                                              ------------
      /a/Retail Trade .5%
      Abercrombie & Fitch Co., A.....................  44,000    1,167,320
       Kmart Corp.................................... 245,400    1,339,884
       The Men's Wearhouse Inc.......................  29,400      607,110
                                                              ------------
                                                                 3,114,314
                                                              ------------
      /a/Technology Services 11.5%
      Actuate Corp................................... 122,700      646,629
      Affiliated Computer Services Inc., A........... 133,400   14,157,742
      Art Technology Group Inc.......................  49,200      171,216
      Aspen Technology Inc...........................  27,000      453,600
      Brio Software Inc..............................  93,400      268,992
      Check Point Software Technologies Ltd. (Israel)  70,200    2,800,278
      CNET Networks Inc.............................. 119,390    1,070,928
      Covansys Corp..................................  85,500      765,225
      Cysive Inc.....................................  29,000       81,490
      Documentum Inc.................................  58,600    1,272,792
      Embarcadero Technologies Inc...................   2,000       48,400
      Entrust Inc....................................  62,200      633,818
      H.T.E. Inc.....................................  10,300       20,600
      HNC Software Inc...............................  74,500    1,534,700
      i2 Technologies Inc............................ 147,300    1,163,670
      Informatica Corp...............................  65,800      954,758
      Inforte Corp...................................  81,000    1,131,570
      Internet Security Systems Inc..................   8,400      269,304
      Interwoven Inc................................. 160,100    1,559,374
      Intuit Inc.....................................  67,800    2,899,128
      Liberate Technologies Inc......................  72,900      836,892
      Manugistics Group Inc.......................... 125,000    2,635,000
      MatrixOne Inc..................................  27,300      354,627
      Mercury Interactive Corp.......................  63,100    2,144,138
      Micromuse Inc.................................. 318,260    4,773,900
      National Instruments Corp......................  40,900    1,532,114
      Netiq Corp.....................................  50,300    1,773,578
      Nuance Communications Inc......................  58,500      532,350
      Openwave Systems Inc...........................  50,026      489,755
      Overture Services Inc.......................... 149,600    5,300,328
      Precise Software Solutions Ltd. (Israel)....... 126,300    2,609,358
      Predictive Systems Inc.........................  84,400      165,424
      Quest Software Inc............................. 103,300    2,283,963
      Retek Inc...................................... 123,400    3,685,958
      RSA Security Inc............................... 140,250    2,448,765
      Sapient Corp................................... 202,200    1,560,984
      Serena Software Inc............................  37,400      813,076

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                      SHARES        VALUE
---------------------------------------------------------------------------------------------
Common Stocks (cont.)
Technology Services (cont.)
SonicWALL Inc.....................................................       74,100 $  1,440,504
SpeechWorks International Inc.....................................       15,100      169,875
The Bisys Group Inc...............................................        9,800      627,102
VERITAS Software Corp.............................................       32,650    1,463,700
Verity Inc........................................................       91,400    1,850,850
Vignette Corp.....................................................       91,800      492,966
webMethods Inc....................................................      146,878    2,461,675
Wind River Systems Inc............................................      106,330    1,904,368
                                                                                ------------
                                                                                  76,255,464
                                                                                ------------
Transportation 3.3%
/a/Alaska Air Group Inc...........................................       61,100    1,778,010
/a/Atlantic Coast Airlines Holdings Inc...........................      248,000    5,775,920
C.H. Robinson Worldwide Inc.......................................      216,800    6,268,772
Expeditors International of Washington Inc........................      136,300    7,762,285
SkyWest Inc.......................................................       17,300      440,285
                                                                                ------------
                                                                                  22,025,272
                                                                                ------------
Utilities .1%
/a/NewPower Holdings Inc..........................................       13,000        9,620
Sierra Pacific Resources..........................................       54,700      823,235
                                                                                ------------
                                                                                     832,855
                                                                                ------------
Total Common Stocks (Cost $479,037,026)...........................               528,333,173
                                                                                ------------

/a,b/Preferred Stocks
Electronic Technology
3Ware Inc., pfd., D (Cost $229,176)...............................       41,093       31,231
                                                                                ------------
Total Long Term Investments (Cost $479,266,202)...................               528,364,404
                                                                                ------------

Short Term Investments 21.2%
/c/Mutual Fund 21.2%
Franklin Institutional Fiduciary Trust Money Fund Market Portfolio  141,932,020  141,932,020
                                                                                ------------

                                                                    PRINCIPAL
                                                                      AMOUNT
                                                                   ------------
Convertible Bonds
/a,b/Electronic Technology
3Ware Inc., cvt., zero cpn., 2/28/02.............................. $    113,680      113,680
                                                                                ------------
Total Short Term Investments (Cost $142,045,700)..................               142,045,700
                                                                                ------------
Total Investments (Cost $621,311,902) 100.3%......................               670,410,104
Other Assets, less Liabilities (.3)%..............................                (2,053,274)
                                                                                ------------
Net Assets 100.0%.................................................              $668,356,830
                                                                                ------------

/a/Non-income producing
/b/See Note 6 regarding restricted securities.
/c/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

                                                                          FS-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2001

     Assets:
       Investments in securities:
         Cost............................................... $ 621,311,902
                                                             -------------
         Value..............................................   670,410,104
       Receivables:
         Investment securities sold.........................     1,741,358
         Capital shares sold................................     1,776,297
         Dividends..........................................       140,473
                                                             -------------
          Total assets......................................   674,068,232
                                                             -------------
     Liabilities:
       Payables:
         Investment securities purchased....................     1,088,505
         Capital shares redeemed............................     3,969,392
         Affiliates.........................................       540,651
       Other liabilities....................................       112,854
                                                             -------------
          Total liabilities.................................     5,711,402
                                                             -------------
            Net assets, at value............................ $ 668,356,830
                                                             -------------
     Net assets consist of:
       Undistributed net investment income.................. $   2,200,458
       Net unrealized appreciation..........................    49,098,202
       Accumulated net realized loss........................  (46,782,802)
       Capital shares.......................................   663,840,972
                                                             -------------
            Net assets, at value............................ $ 668,356,830
                                                             -------------
     Class 1:
       Net assets, at value................................. $ 266,693,879
                                                             -------------
       Shares outstanding...................................    14,844,628
                                                             -------------
       Net asset value and maximum offering price per share.        $17.97
                                                             -------------
     Class 2:
       Net assets, at value................................. $ 401,662,951
                                                             -------------
       Shares outstanding...................................    22,504,648
                                                             -------------
       Net asset value and maximum offering price per share.        $17.85
                                                             -------------

FS-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2001

      Investment income:
        Dividends......................................... $   7,635,116
        Interest..........................................        44,609
                                                           -------------
          Total investment income.........................     7,679,725
                                                           -------------
      Expenses:
        Management fees (Note 3)..........................     2,848,023
        Administrative fees (Note 3)......................     1,555,535
        Distribution fees - Class 2 (Note 3)..............       825,042
        Transfer agent fees...............................        28,630
        Custodian fees....................................         4,696
        Reports to shareholders...........................       272,498
        Professional fees.................................        41,390
        Trustees' fees and expenses.......................         6,248
        Other.............................................         1,382
                                                           -------------
          Total expenses..................................     5,583,444
                                                           -------------
             Net investment income........................     2,096,281
                                                           -------------
      Realized and unrealized gains (losses):
        Net realized gain (loss) from:
          Investments.....................................   (28,388,342)
          Foreign currency transactions...................            80
                                                           -------------
           Net realized loss..............................   (28,388,262)
        Net unrealized depreciation on investments........   (80,822,391)
                                                           -------------
      Net realized and unrealized loss....................  (109,210,653)
                                                           -------------
      Net decrease in net assets resulting from operations $(107,114,372)
                                                           -------------

                                                                          FS-15
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2001 and 2000

                                                                                                                2001
                                                                                                           -------------
Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $   2,096,281
    Net realized loss from investments and foreign currency transactions..................................   (28,388,262)
    Net unrealized depreciation on investments and translation of assets and liabilities denominated in
     foreign currencies...................................................................................   (80,822,391)
                                                                                                           --------------
     Net decrease in net assets resulting from operations.................................................  (107,114,372)
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................    (1,494,401)
     Class 2..............................................................................................    (1,228,650)
    Net realized gains:
     Class 1..............................................................................................            --
     Class 2..............................................................................................            --
                                                                                                           --------------
  Total distributions to shareholders.....................................................................    (2,723,051)
  Capital share transactions: (Note 2)
     Class 1..............................................................................................   (60,969,661)
     Class 2..............................................................................................   150,270,069
                                                                                                           --------------
  Total capital share transactions........................................................................    89,300,408
     Net increase (decrease) in net assets................................................................   (20,537,015)
Net assets :
  Beginning of year.......................................................................................   688,893,845
                                                                                                           --------------
  End of year............................................................................................. $ 668,356,830
                                                                                                           --------------
Undistributed net investment income included in net assets:
  End of year............................................................................................. $   2,200,458
                                                                                                           --------------

                                                                                                                2000
                                                                                                           -------------
Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $   2,866,175
    Net realized loss from investments and foreign currency transactions..................................   (18,283,852)
    Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies...................................................................................  (103,604,482)

     Net decrease in net assets resulting from operations.................................................  (119,022,159)
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................            --
     Class 2..............................................................................................            --
    Net realized gains:
     Class 1..............................................................................................   (34,605,737)
     Class 2..............................................................................................    (1,438,764)

  Total distributions to shareholders.....................................................................   (36,044,501)
  Capital share transactions: (Note 2)
     Class 1..............................................................................................     1,285,055
     Class 2..............................................................................................   348,456,588

  Total capital share transactions........................................................................   349,741,643
     Net increase (decrease) in net assets................................................................   194,674,983
Net assets :
  Beginning of year.......................................................................................   494,218,862

  End of year............................................................................................. $ 688,893,845

Undistributed net investment income included in net assets:
  End of year............................................................................................. $   2,827,148


FS-16
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Franklin Small Cap Fund (the
Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is capital growth.

On November 20, 2001, the Board of Trustees for the Franklin Templeton Variable Insurance Products Trust approved a proposal to merge Franklin Global Health Care Securities Fund into Franklin Small Cap Fund, subject to shareholder approval.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Distributions received by the Fund from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                       Year Ended                  Year Ended
                                               --------------------------  --------------------------
                                                    December 31, 2001          December 31, 2000
                                               --------------------------  --------------------------
                                                  Shares        Amount       Shares        Amount
                                               -----------  -------------  ----------  -------------
                                               -----------  -------------  ----------  -------------
Share Sold....................................   5,216,738  $  93,510,478   6,428,608  $ 169,558,240
Shares issued in merger/a/....................          --             --     162,686      4,046,010
Shares issued in reinvestment of distributions      81,975      1,494,401   1,438,908     34,605,736
Shares redeemed...............................  (8,687,695)  (155,974,540) (7,961,607)  (206,924,931)
                                               -----------  -------------  ----------  -------------
Net increase (decrease).......................  (3,388,982) $ (60,969,661)     68,595  $   1,285,055
                                               -----------------------------------------------------
Class 2 Shares:
Share Sold....................................  24,732,130  $ 440,412,015  13,915,400  $ 348,439,686
Shares issued in merger/a/....................          --             --   5,283,033    130,913,570
Shares issued in reinvestment of distributions      67,732      1,228,650      60,049      1,438,764
Shares redeemed............................... (16,555,130)  (291,370,596) (5,228,278)  (132,335,432)
                                               -----------  -------------  ----------  -------------
Net increase..................................   8,244,732  $ 150,270,069  14,030,204  $ 348,456,588
                                               -----------------------------------------------------

/a/On May 1, 2000, the Franklin Small Cap Fund acquired the net assets of the
   Templeton Variable Products Series Fund (TVP) - Franklin Small Cap Investments Fund in a tax free exchange pursuant to a plan of reorganization approved by the TVP - Franklin Small Cap Investments Fund's shareholders.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers. The Fund earned dividend income of $5,644,580 from the investment in the Sweep Money Fund.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

     Annualized Fee Rate Daily Net Assets
     ---------------------------------------------------------------------
            .55%         First $500 million
            .45%         Over $500 million, up to and including $1 billion
            .40%         Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Fund pays an administration fee to FT Services of .25% per year of the average daily net assets of the Fund.

Management fees were reduced on assets invested in the Sweep Money Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                Capital loss carryovers expiring in:
                2008................................ $11,665,898
                2009................................  23,892,226
                                                     -----------
                                                     $35,558,124
                                                     -----------

At December 31, 2001, the Fund has deferred capital losses occurring subsequent to October 31, 2001 of $10,945,756. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At December 31, 2001, the cost of investment, net unrealized appreciation, undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

              Cost of investments.................. $621,575,736
                                                    ------------
              Unrealized appreciation.............. $142,142,999
              Unrealized depreciation..............  (93,308,631)
                                                    ------------
              Net unrealized appreciation.......... $ 48,834,368
                                                    ------------

              Undistributed ordinary income........ $  2,200,459
              Undistributed long-term capital gains           --
                                                    ------------
              Distributable earnings............... $  2,200,459
                                                    ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2001 aggregated $277,304,768 and $188,334,702, respectively.

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At December 31, 2001, the Fund held restricted securities as follows:

Principal
 Amount/                                           Acquisition
 Shares                  Issuer                       Date          Cost    Value
-----------------------------------------------------------------------------------
  41,093  3 Ware Inc., pfd.,D                        7/28/00      $229,176 $ 31,231
$113,680  3 Ware Inc., cvt., zero cpn., 2/28/02 10/18/01-12/03/01  113,680  113,680
 116,889  Auspex Systems, Inc.                       9/22/00       930,729  210,400
                                                                           --------
          Total Restricted Securities (.05% of net assets)                 $355,311
                                                                           --------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Small Cap Fund (the
Fund), one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designate 41.83% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2001.

                                                             INDEX DESCRIPTIONS

--------------------------------------------------------------------------------
Consumer Price Index is a measure of the average change in prices for a fixed basket of goods and services regularly bought by consumers in the United
States; published by the Bureau of Labor Statistics.
--------------------------------------------------------------------------------
Credit Suisse First Boston High Yield (CSFB HY) Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market.
--------------------------------------------------------------------------------
Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits, stock dividends and substitutions of stocks.
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d'Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey, Ukraine, Uruguay and Venezuela.
--------------------------------------------------------------------------------
J.P. Morgan EMU Government Bond Index is a euro-aggregated index weighted by market capitalization. The index includes only liquid bullet euro-denominated fixed-rate debt, which has been issued by participating governments. No callable, puttable or convertible features are allowed. Bonds must have at least 12 months remaining maturity. The EMU bond index is fully invested. All coupons received are immediately invested back into the entire index until the next index rebalancing.
--------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US.
--------------------------------------------------------------------------------
J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer.

--------------------------------------------------------------------------------
Lehman Brothers Aggregate Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least
$100 million for U.S. government issues and $50 million for all others. All returns are market value-weighted inclusive of accrued interest. The index is a composite of the Government/Corporate Index and the Mortgage-Backed Securities Index. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index includes securities in the Lehman Brothers Government and Corporate Bond indexes. These securities are fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $50 million for corporate securities and $100 million for government securities. The index includes all public, fixed-rate, non-convertible investment grade domestic corporate debt rated at least Baa by Moody's or BBB by S&P, and issues of the U.S. government or any agency thereof. The non-convertible, publicly issued, domestic debt is guaranteed by the U.S. government. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.
--------------------------------------------------------------------------------
Lehman Brothers Intermediate Government Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government issues. All returns are market value-weighted inclusive of accrued interest. The Government Bond Index includes issues of the U.S. government or any agency thereof. It includes only issues with a remaining term to maturity of less than ten years. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization.

--------------------------------------------------------------------------------
Lipper Science & Technology Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Science & Technology Funds Prospective Investment Objective Classification in the Lipper underlying funds universe. Lipper Science & Technology Funds are defined as all mutual funds that invest at least 65% of their assets in science and technology stocks. As of 12/31/01, there were 381 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Lipper VIP Growth & Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Growth & Income Funds Prospective Investment Objective Classification in the Lipper VIP underlying funds universe. Lipper Growth & Income Funds are defined as all mutual funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. As of 12/31/01, there were 253 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Lipper VIP Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds Prospective Investment Objective Classification in the Lipper VIP underlying funds universe. Lipper Income Funds are defined as all mutual funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. As of 12/31/01, there were 10 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.

--------------------------------------------------------------------------------
Lipper VIP U.S. Government Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds Prospective Investment Objective Classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds are defined as all funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities. As of 12/31/01, there were 43 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Merrill Lynch Treasury Zero Coupon 5- and 10-Year Bond Total Return Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) All Country World Free Index measures the total return (gross dividends are reinvested) of equity securities available to foreign (non-local) investors in the developed and emerging markets globally. Securities included are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Emerging Markets Free Index
measures the total return (gross dividends are reinvested) of equity securities in emerging markets globally. Only securities available to foreign (non-local) investors are included. Securities included are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index measures the total returns (gross dividends are reinvested) of equity securities in the developed markets in Europe, Australasia and the Far East. Securities included are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) World Index measures the total returns (gross dividends are reinvested) of equity securities in the developed markets globally. Securities included are weighted according to their market capitalization (outstanding shares times price).

--------------------------------------------------------------------------------
Nasdaq Telecommunications Index contains all types of telecommunications companies, including point-to-point communication services and radio and television broadcast, and companies that manufacture communication equipment and accessories. On November 1, 1993, the Nasdaq Utility Index was renamed the Nasdaq Telecommunications Index.
--------------------------------------------------------------------------------
National Association of Securities Dealers Automated Quotations (Nasdaq) Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted.
--------------------------------------------------------------------------------
Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. The index has been reconstituted annually since 1989.
--------------------------------------------------------------------------------
Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------
Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes.
--------------------------------------------------------------------------------
Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes.
--------------------------------------------------------------------------------
Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

--------------------------------------------------------------------------------
S&P/International Finance Corporation (IFC) Investable Composite Index measures the total return with dividends reinvested of equity securities in emerging markets globally. Securities' weights are adjusted to reflect only the portion of the market capitalization available to foreign (non-local) investors. Securities included are weighted according to their adjusted market capitalization (outstanding investable shares times price).
--------------------------------------------------------------------------------
Salomon Smith Barney Global Ex-U.S. less than $2 Billion Index measures the small stock component of the Salomon Global Equity Index that includes developed and emerging markets countries globally excluding the U.S. Within each country, those stocks falling under two billion dollar market cap of the available market capital in each country forms the universe. The unmanaged index measures the total returns (gross dividends are reinvested) of small capitalization equity securities. The securities in the index are weighted according to their market capitalization (shares outstanding times price).
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
--------------------------------------------------------------------------------
Standard & Poor's Health Care Composite Index is a capitalization-weighted index of all of the stocks in the S&P 500 that are involved in the business of health care-related products or services. The index was developed with a base of 100 as of January 14, 1987.
--------------------------------------------------------------------------------
Standard & Poor's Small Cap 600 Index consists of 600 domestic stocks chosen for market size, liquidity (bid-ask spread ownership, share turnover and number of no trade days) and industry group representation. Each stock's weight in the index is proportionate to its market value.
--------------------------------------------------------------------------------
Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). It is rebalanced monthly, and returns are calculated on a buy-and-hold basis. The index is capitalization-weighted and includes reinvested dividends.
--------------------------------------------------------------------------------

Trustees and Officers

The name, age and address of the members of the Trust's Board of Trustees, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each trustee will serve until that person's successor is elected and qualified.

Independent Trustees

                                                   Number of
                                               Portfolios in Fund
                                   Length of    Complex Overseen
Name, Age and Address     Position Time Served    by Trustee*     Other Directorships Held
------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (80) Trustee  Since 1988         108         Formerly, Director,
One Franklin Parkway,                                             MotherLode Gold Mines
San Mateo, CA 94403-1906                                          Consolidated (gold mining)
                                                                  (until 1996) and Vacu-Dry Co.
                                                                  (food processing) (until
                                                                  1996).

Principal Occupation During Past 5 Years:
President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (69)     Trustee  Since 1988         139         Director, RBC Holdings, Inc.
One Franklin Parkway,                                             (bank holding company) and
San Mateo, CA 94403-1906                                          Bar-S Foods (meat packing
                                                                  company).

Principal Occupation During Past 5 Years:
Formerly, President, Chief Executive Officer and Chairman of the Board, General Host
Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (73)    Trustee  Since 1998          44         Formerly, member and Chairman
One Franklin Parkway,                                             of the Board, Sutter
San Mateo, CA 94403-1906                                          Community Hospitals; member,
                                                                  Corporate Board, Blue Shield
                                                                  of California; and Chief
                                                                  Counsel, California
                                                                  Department of Transportation.

Principal Occupation During Past 5 Years:
Vice President and past President, Board of Administration, California Public Employees
Retirement Systems (CALPERS).
------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (69)  Trustee  Since 1989         140         None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (72)    Trustee  Since 1988         108         Director, The California
One Franklin Parkway,                                             Center for Land Recycling
San Mateo, CA 94403-1906                                          (redevelopment).

Principal Occupation During Past 5 Years:
President, Las Olas L.P. (Asset Management) and formerly, Chairman, Peregrine Venture
Management Company (venture capital); General Partner, Miller &LaHaye and Peregrine Associates,
the general partners of Peregrine Venture funds.
------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (73)    Trustee  Since 1993         139         Director, Martek Biosciences
One Franklin Parkway,                                             Corporation, WorldCom, Inc.
San Mateo, CA 94403-1906                                          (communications services),
                                                                  MedImmune, Inc.
                                                                  (biotechnology),
                                                                  Overstock.com (Internet
                                                                  services), and Spacehab, Inc.
                                                                  (aerospace services); and
                                                                  formerly, Chairman, White
                                                                  River Corporation (financial
                                                                  services) (until 1998) and
                                                                  Hambrecht & Quist Group
                                                                  (investment banking) (until
                                                                  1992).

Principal Occupation During Past 5 Years:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly
President, National Association of Securities Dealers, Inc.(until 1987).
------------------------------------------------------------------------------------------------

Interested Trustees and Fund Officers

                                                                                      Number of
                                                                                    Portfolios in
                                                                                         Fund            Other
                                                            Length of              Complex Overseen      Directorships
Name, Age and Address                  Position             Time Served              by Trustee*         Held
---------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (68)              Director and         Director and                  139            None
One Franklin Parkway,                  Trustee              Trustee since
San Mateo, CA 94403-1906                                    1988

Principal Occupation During Past 5 Years:
Chairman of the Board, Chief Executive Officer, Member--Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President, Franklin Templeton Distributors, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
---------------------------------------------------------------------------------------------------------------------------
**CHARLES E. JOHNSON (45)              President and        President and                  38            None
One Franklin Parkway,                  Trustee              Trustee since
San Mateo, CA 94403-1906                                    1988

Principal Occupation During Past 5 Years:
President, Member--Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin
Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman
of the Board, President and Director, Franklin Investment Advisory Services, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.
---------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (61)          Vice President       Vice President                120            None
One Franklin Parkway,                  and Trustee          and Trustee since
San Mateo, CA 94403-1906                                    1988

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.;
Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
---------------------------------------------------------------------------------------------------------------------------
***CHRISTOPHER H. PINKERTON (43)       Trustee              Since 2001                     27            None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
President, USAllianz Investor Services, LLC and USAllianz Advisors; Senior Vice President, Variable Products Division,
Allianz Life Insurance Company of North America; fellow, Life Management Institute; and formerly, Vice President of
Marketing, Nationwide Financial Services (until 1999).
---------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (56)                   Vice President       Since 1988                   None            None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of
Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (41)                Vice President       Vice President               None            None
One Franklin Parkway,                  and Chief            and Chief
San Mateo, CA 94403-1906               Financial            Financial Officer
                                       Officer              since 1995

Principal Occupation During Past 5 Years:
President, Member--Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources,
Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief
Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer,
Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial
Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. ; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------

                                                                              Number of
                                                                            Portfolios in
                                                                                 Fund              Other
                                                        Length of          Complex Overseen        Directorships
Name, Age and Address             Position              Time Served          by Trustee*           Held
----------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (54)                Vice President        Since 2000               None              None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property
Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly,
President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate
Income Fund (until 1996), Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
----------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)             Vice President        Since 2000               None              None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide,
Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the
Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney,
Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
----------------------------------------------------------------------------------------------------------------------
EDWARD V. MCVEY (64)              Vice President        Since 1988               None              None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Distributors, Inc.; and officer of one of the other subsidiaries of Franklin
Resources, Inc. and of 29 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (38)         Treasurer and         Since 1995               None              None
One Franklin Parkway,             Principal
San Mateo, CA 94403-1906          Accounting
                                  Officer

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC.; and officer of 34 of the investment companies in Franklin
Templeton Investments.
----------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (64)            Vice President        Since 2000               None              None
One Franklin Parkway,             and Secretary
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments;
and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited
(until 2000) and Director, Templeton Asset Management Ltd. (until 1999).
----------------------------------------------------------------------------------------------------------------------

 *We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Charles
  E. Johnson's status as an interested person results from his position as an officer of Franklin Resources, Inc.
***Mr. Pinkerton is considered an "interested person" of the Trust because of the share ownership of Allianz Life in the Trust.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


 The Trust's Statement of Additional Information (SAI) includes additional information about the Trust's trustees and is available, without charge, upon request. Contract owners may call 1-800 321-8563 or their insurance companies to request the Trust's SAI.

[GRAPHIC]

One Franklin Parkway
San Mateo, CA 94403-1906

Annual Report

Franklin Templeton Variable Insurance Products Trust

Investment Managers
Franklin Advisers, Inc.
Franklin Advisory Services, LLC
Franklin Mutual Advisers, LLC
Templeton Asset Management, Ltd., Singapore
Templeton Global Advisors Limited
Templeton Investment Counsel, Inc.

Distributor
Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (VIP) shares are generally sold only to insurance company separate accounts ("Separate Account") to serve as the investment vehicles for both variable annuity and variable life insurance contracts. This report must be preceded or accompanied by the current prospectus for the applicable contract, which includes the Separate Account and the VIP prospectuses, which contain more detailed information, including sales charges, risks and advantages. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls may be identified by the presence of a regular beeping tone.

VIP18 A01 02/02  [GRAPHIC]

Annual

[GRAPHIC]

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

[GRAPHIC]

                                                               December 31, 2001

                                                                          Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ANNUAL REPORT TABLE OF CONTENTS


                Letter to Contract Owners.................    2
                A Word About Risk.........................    5
                Important Notes to Performance Information    6
                Fund Summary
                 Franklin Small Cap Fund.................. FS-1
                Index Descriptions........................  I-1
                Trustees and Officers..................... TO-1


Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Please Note: Franklin Templeton Variable Insurance Products Trust (FTVIP) currently consists of 27 separate funds, which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current information on which funds and classes are available in that product.

Please retain this document, including the enclosed prospectus supplements, with your current prospectus, for reference.

LETTER TO CONTRACT OWNERS

Dear Contract Owners:

This annual report for Franklin Templeton Variable Insurance Products Trust covers the year ended December 31, 2001. During the 12 months under review, gross domestic product (GDP) slowed from a respectable 1.3% annualized growth rate in the first quarter to an estimated 0.2% in the fourth quarter of 2001. Indeed, the National Bureau of Economic Research signaled that the country had been in a recession since March 2001. The year 2001 witnessed a series of developments that contributed to the national and global economic slowdown. Significant, broad-based and sustained downward trends in economic activity were largely to blame, with substantial declines in industrial production, employment opportunities and consumer and business spending. In the wake of these events, business and consumer confidence plummeted to multi-year lows. The terrorist attacks of September 11, which temporarily shut down the U.S. financial system and air transportation industry, and the ensuing war clearly accelerated the contraction. Before the year's end, however, figures reflecting controlled inflation, reduced energy costs and a post-September 11 rally in the equity markets helped shed positive light on a difficult year.

Eleven interest rate reductions by the Federal Reserve Board (the Fed) lowered the federal funds target rate from 6.50% at the beginning of the year to 1.75% by December 31, 2001 -- a low not seen since 1961. As a result, the increases in the money supply encouraged bank lending. As often happens when the economy struggles, inflation became less of a threat, principally due to reduced demand for energy, which caused crude oil prices to slip to a two-year low in November. Inflation, as measured by the Consumer Price Index, rose just 1.9% for the year, compared with the 3.5% increase in 2000.

The decline in U.S. growth affected Europe's, Asia's and Latin America's growth rates as these regions' export demand diminished. Euro-zone (the 12 countries comprising the European Monetary Union) GDP growth slowed to a 0.1% annualized rate in the third quarter of 2001. In response, the European Central Bank also cut interest rates during the year, although at a slower pace than the U.S. Fed's. Despite Japan's massive fiscal spending and a return to a zero interest-rate policy by its central bank, the country's structural problems remained. Asia's export dependent economies suffered directly from the U.S. technology slowdown, as worldwide industrial production declined during the period. One exception was China; its economy continued robust growth. In Latin America, Argentina's economic woes worsened despite the government's efforts to control its debt crisis. During the reporting period, Mexico's economy slowed in tandem with that of the U.S., although the Mexican equity market was the best performing Latin American market.

U.S. securities markets struggled for most of 2001 and experienced mixed results in response to the war on terrorism, the Fed's actions and worsening corporate and economic data. Following the September 11 attacks, investors' risk aversion increased and many consumers retrenched owing to increased uncertainty about personal safety and current income. By the end of 2001's third quarter, this sentiment caused domestic equity markets to plunge, on a percentage basis, to their heaviest quarterly losses since the crash of 1987. In December, however, the equity markets demonstrated some positive signs of recovery. At the close of the year, the Standard & Poor's 500 Composite
Index (S&P 500(R)), the Dow Jones Industrial Average (the Dow(R)) and the Nasdaq Composite Index (Nasdaq(R)) were up 19%, 22% and 37%, respectively, from September 21 lows. For the 12 months under review, the indexes returned -11.88%, -5.46% and -20.13%, respectively./1 /Value investments generally outperformed growth investments, continuing the trend begun in 2000. Additionally, small companies outperformed large companies during the reporting period.

In the U.S., bonds generally outperformed the major stock markets, as falling interest rates resulted in rising prices. Although they experienced considerable volatility, high yield corporate bonds, under pressure from slowing corporate growth and rising default rates, did not keep pace with other fixed income asset classes. International bond markets enjoyed positive returns in local currency terms, as most major central banks lowered interest rates. Emerging market bond prices, excluding Argentina's, benefited from relatively sound economic policies in most countries.

Although the exact timing of the expected economic recovery is difficult to determine, there are very clear sources of economic stimulus in the pipeline. Most notably, the fiscal and monetary response has been


1. Source: Standard & Poor's Micropal. Total return for the Dow, calculated by Wilshire Associates, Inc., includes reinvested dividends. One cannot invest directly in an index. Please see Index Descriptions following the Fund Summaries.

powerful. The housing sector remained a stable force as housing starts continued to climb. Mortgage refinancing rose to an all-time high, as homeowners rushed to take advantage of historically low mortgage rates. These conditions and measures should put more money in consumers' pockets. Meanwhile, corporations with floating rate debt outstanding benefited from sharp interest rate reductions for their loans. At year-end, announcements of business inventory reduction and information-technology related productivity growth increases also contributed to the encouraging news.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to focus on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.
Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Gen-erally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, his-torically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks. The technology sector can be among the most volatile market sectors.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

IMPORTANT NOTES TO
PERFORMANCE INFORMATION

Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

                                                        FRANKLIN SMALL CAP FUND


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Small Cap Fund seeks long-term capital growth. The Fund invests primarily in equity securities of U.S. small-capitalization companies with market capitalization values not exceeding:
(i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000 Index; whichever is greater, at the time of purchase./1/

--------------------------------------------------------------------------------

The 12-month period under review was extremely challenging and disappointing for the global economy and most equity investors. Excessive corporate investment in the late 1990s contributed to industrial overcapacity, especially in telecommunications, information technology and transportation. As the economy began decelerating in 2000, the excess capacity severely depressed corporate profitability. In an effort to reduce this surplus capacity, corporations began idling operations and significantly cutting back on employment. Although most of the capacity reductions were finished by year-end, the devastating employment declines continued to ripple through all segments of the economy.

To combat the reductions in output and employment, the Federal Reserve Board (the Fed) took aggressive and preemptive actions by cutting its key federal funds target rate from 6.50% at the beginning of the period to 1.75% by December 31, 2001. Concurrently, energy prices declined appreciably. These reductions in borrowing costs and energy costs, combined with tax cuts, would normally act to restart economic growth. However, the terrorist attacks of September 11 significantly complicated the recovery process. Due to these events, an economic rebound may be further delayed by the tragic loss of life, the added costs of domestic security and the distraction of the terrible events and ensuing war.

The equity markets were extremely volatile during the 12 months under review, reflecting the economic uncertainty. Although there were powerful growth stock rallies in January and April, both were followed by declines that left growth stocks even lower than before. The terrorist attacks prompted the year's steepest and most profound decline in late September. Throughout 2001, investors rotated frequently between sectors as they alternatively sought refuge from risk or exposure to a


1. Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


 Top 10 Sectors/Industries
 Franklin Small Cap Fund
 12/31/01

                                              % of Total
                                              Net Assets
                       ---------------------------------

                       Electronic Technology     21.0%

                       Technology Services       11.5%

                       Finance                   8.8%

                       Health Technology         6.8%

                       Producer Manufacturing    5.5%

                       Consumer Services         4.3%

                       Industrial Services       3.5%

                       Transportation            3.3%

                       Communications            2.4%

                       Consumer Non-Durables     2.0%

rebounding economy. In aggregate, though, investors retreated to familiar areas from more arcane ones like technology and biotech-nology. The small-cap market's best performing sectors were the slower growth sectors that fulfill consumers everyday needs, namely retailers, lenders, insurers, homebuilders, alcoholic beverages, food processors, recreational product suppliers and health care services.

Against the backdrop of an uncertain economy and volatile equity markets, the Fund performed poorly on absolute and relative bases for the year. The Fund trailed its benchmark, the Russell 2500 Growth Index, which declined 10.83%./1/ The Fund's negative performance was largely a result of our overweighted positions in poorly performing sectors such as software, communications services and telecom-munications equipment, while being underweighted in the consumer-oriented and health care sectors. Investments in financials, energy and transportation benefited the Fund's performance but could not offset the damage done by technology.

Historically, we have consistently favored investments in sectors that typically have high long-term growth rates, such as technology and business services. However, despite these sectors' high long-term growth rates, their short-term growth rates turned steeply negative in late 2000 as the economy began tipping into recession and the sectors grappled with their overcapacity. Although we reduced our exposure to tech-nology in late 1999 and 2000, we did not decrease it enough. How-
 ever, in late September, we invested in select technology stocks in addition to media, business services and lodging stocks that yielded profitable returns. Although the September purchases were positive for the Fund, many similar, earlier investments were unprofitable, hamper-ing the Fund's performance.




 Top 10 Holdings
 Franklin Small Cap Fund
 12/31/01

                      Company
                      Sector/Industry,          % of Total
                      Country                   Net Assets
                      ------------------------------------

                      Affiliated Computer
                      Services Inc., A             2.1%
                      Technology Services, U.S.

                      McDATA Corp., A              1.5%
                      Electronic Technology,
                      U.S.

                      Gentex Corp.                 1.4%
                      Producer Manufacturing,
                      U.S.

                      Mettler-Toledo
                      International Inc.           1.3%
                      Producer Manufacturing,
                      Switzerland

                      Expeditors International
                      of Washington Inc.           1.2%
                      Transportation, U.S.

                      Tektronix Inc.               1.1%
                      Electronic Technology,
                      U.S.

                      Micrel Inc.                  1.0%
                      Electronic Technology,
                      U.S.

                      Varian Inc.                  0.9%
                      Producer Manufacturing,
                      U.S.

                      Hispanic Broadcasting
                      Corp., A                     0.9%
                      Consumer Services, U.S.

                      C.H. Robinson
                      Worldwide Inc.               0.9%
                      Transportation, U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

We regret that in 2001 we did not invest enough in defensive sectors but invested too much and too early in sectors that should benefit from an economic rebound. Such a strategy clearly resulted in poor absolute and relative performance throughout the first three quarters of the year. It was only in the fourth quarter that the Fund was able to benefit from the equity market's enthusiasm for an economic recovery. We are indeed hopeful that such an economic recovery is commencing and believe the Fund is positioned to benefit from economic growth. Although we recognize that equity market volatility will persist until there is clear evidence of an economic turnaround, we are confident that the economy will respond favorably to tax cuts, the proactive Fed policy, lower energy costs and a hoped-for successful end to the Afghan conflict.




 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2001, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

 Franklin Small Cap Fund buys small cap stocks that the managers believe will appreciate in value. When our strategy is successful, our small cap holdings grow to be mid- and sometimes large-cap stocks. For this reason, the Fund's average market cap has tended to grow as many holdings in excellent small-cap companies have grown, sometimes dramatically. Given the Fund's strategy, the managers believe the Fund's average market cap has ranged, and likely will continue to range, from small to mid cap.

PERFORMANCE SUMMARY AS OF 12/31/01

Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Franklin Small Cap Fund - Class 2*
 Periods ended 12/31/01

                                                           Since
                                                         Inception
                                         1-Year  5-Year  (11/1/95)
             -----------------------------------------------------
             Cumulative Total Return     -15.25% +64.93% +117.78%
             Average Annual Total Return -15.25% +10.53%  +13.45%
             Value of $10,000 Investment  $8,475 $16,493  $21,778

* Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +36.57% and +11.01%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (11/1/95-12/31/01)

The graph compares the performance of Franklin Small Cap Fund - Class 2*, the Standard & Poor's 500 Index and the Russell 2500 Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

                                    [CHART]

Franklin Small Cap Fund
   $21,778

S&P 500**
   $21,751

Russell 2500 Growth Index**
   $16,710

** Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Small Cap Fund - Class 2

 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.



 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FS-4
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights

                                                                Class 1
                                              --------------------------------------------
                                                        Year Ended December 31,
                                              --------------------------------------------
                                                2001     2000     1999     1998     1997
                                              -------- -------- -------- -------- --------
Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year...........   $21.25   $26.87   $13.72   $15.05   $13.20
                                              --------------------------------------------
Income from investment operations:
  Net investment income (loss)/a/............      .09      .11    (.01)      .07      .01
  Net realized and unrealized gains (losses).   (3.28)   (3.81)    13.25    (.20)     2.24
                                              --------------------------------------------
Total from investment operations.............   (3.19)   (3.70)    13.24    (.13)     2.25
                                              --------------------------------------------
Less distributions from:
  Net investment income......................    (.09)       --    (.08)    (.01)    (.03)
  Net realized gains.........................       --   (1.92)    (.01)   (1.19)    (.37)
                                              --------------------------------------------
Total distributions..........................    (.09)   (1.92)    (.09)   (1.20)    (.40)
                                              --------------------------------------------
Net asset value, end of year.................   $17.97   $21.25   $26.87   $13.72   $15.05
                                              --------------------------------------------

Total return/b/.............................. (15.02)% (14.60)%   96.94%   (.98)%   17.42%

Ratios/supplemental data
Net assets, end of year (000's).............. $266,694 $387,474 $488,062 $315,460 $313,462
Ratios to average net assets:
  Expenses...................................     .76%     .75%     .77%     .77%     .77%
  Net investment income (loss)...............     .50%     .42%   (.05)%     .51%     .06%
Portfolio turnover rate......................   37.94%   19.49%   39.49%   53.01%   64.07%



/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin
   Templeton
 Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights (continued)

                                                           Class 2
                                                ---------------------------
                                                   Year Ended December 31,
                                                ---------------------------
                                                  2001     2000     1999/d/
                                                ---------------------------
  Per share operating performance
  (For a share outstanding throughout the year)
  Net asset value, beginning of year...........   $21.14   $26.80 $   14.25
                                                ---------------------------
  Income from investment operations:
    Net investment income (loss)/a/............      .03      .12     (.04)
    Net realized and unrealized gains (losses).   (3.25)   (3.86)     12.68
                                                ---------------------------
  Total from investment operations.............   (3.22)   (3.74)     12.64
                                                ---------------------------
  Less distributions from:
    Net investment income......................    (.07)       --     (.08)
    Net realized gains.........................       --   (1.92)     (.01)
                                                ---------------------------
  Total distributions..........................    (.07)   (1.92)     (.09)
                                                ---------------------------
  Net asset value, end of year.................   $17.85   $21.14 $   26.80
                                                ---------------------------

  Total return/b/.............................. (15.25)% (14.76)%    89.05%

  Ratios/supplemental data
  Net assets, end of year (000's).............. $401,663 $301,420    $6,156
  Ratios to average net assets:
    Expenses...................................    1.01%    1.00%  1.02%/c/
    Net investment income......................     .19%     .49%    (.18%)/c/
  Portfolio turnover rate......................   37.94%   19.49%    39.49%



/a/Basedon average shares outstanding.
/b/Totalreturn does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/Forthe period January 6, 1999 (effective date) to December 31, 1999.

FS-6
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2001

                                                       SHARES     VALUE
    -----------------------------------------------------------------------
    Common Stocks 79.1%
    /a /Commercial Services 1.8%
    Answerthink Inc................................... 138,900 $    907,017
    Corporate Executive Board Co......................  29,400    1,078,980
    DoubleClick Inc................................... 188,700    2,139,858
    Ecometry Corp.....................................   7,400       19,314
    Interep National Radio Sales Inc..................  24,800      116,560
    Lamar Advertising Co., A..........................  32,000    1,354,880
    Learning Tree International Inc...................  52,000    1,450,800
    Maximus Inc.......................................  20,200      849,612
    ProBusiness Services Inc.......................... 103,000    1,936,400
    Resources Connection Inc..........................  71,500    1,882,595
    Robert Half International Inc.....................  19,000      507,300
                                                               ------------
                                                                 12,243,316
                                                               ------------
    Communications 2.4%
    /a/Airgate PCS Inc................................  58,500    2,664,675
    /a/Alamosa Holdings Inc...........................  22,300      266,039
    /a/Alaska Communications Systems Holdings Inc.....  86,900      692,593
    /a/Allegiance Telecom Inc.........................  26,000      215,540
    /a/AT&T Canada Inc., B (Canada)...................  13,600      410,584
    CenturyTel Inc....................................  40,900    1,341,520
    /a/Leap Wireless International Inc................  14,500      304,065
    /a/Millicom International Cellular SA (Luxembourg)  39,900      484,785
    /a/Rural Cellular Corp., A........................  88,900    1,978,025
    /a/TeleCorp PCS Inc............................... 262,900    3,278,363
    /a/UbiquiTel Inc.................................. 214,500    1,598,025
    /a/US Unwired Inc., A.............................  37,600      382,768
    /a/Western Wireless Corp., A......................  86,100    2,432,325
                                                               ------------
                                                                 16,049,307
                                                               ------------
    Consumer Durables .7%
    The Black & Decker Corp........................... 130,000    4,904,900
                                                               ------------
    Consumer Non-Durables 2.0%
    Adolph Coors Co., B...............................  81,500    4,352,100
    /a/Dean Foods Inc.................................  20,900    1,425,380
    /a/Jones Apparel Group Inc........................  34,200    1,134,414
    /a/Timberland Co., A..............................  90,000    3,337,200
    /a/Tommy Hilfiger Corp............................ 144,900    1,992,375
    Wolverine World Wide Inc..........................  84,800    1,276,240
                                                               ------------
                                                                 13,517,709
                                                               ------------
    /a /Consumer Services 4.3%
    Brinker International Inc.........................  49,000    1,458,240
    CEC Entertainment Inc.............................  25,000    1,084,750
    Cox Radio Inc., A.................................  20,974      534,418
    Cumulus Media Inc., A.............................  71,900    1,163,342
    DeVry Inc.........................................  67,800    1,928,910
    Entercom Communications Corp......................  37,300    1,865,000
    Entravision Communications Corp................... 285,900    3,416,505
    Hispanic Broadcasting Corp., A.................... 248,100    6,326,550
    Insight Communications Co. Inc., A................  90,400    2,184,064
    Jack in the Box Inc...............................  72,200    1,988,388
    Mediacom Communications Corp., A.................. 184,400    3,367,144

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2001 (cont.)

                                                     SHARES     VALUE
       ------------------------------------------------------------------
       Common Stocks (cont.)
       Consumer Services (cont.)
       MeriStar Hotels & Resorts Inc................  50,800 $     35,052
       Radio One Inc................................  39,500      729,565
       Radio One Inc., D............................  42,900      772,629
       Ticketmaster Inc., B......................... 107,325    1,759,057
                                                             ------------
                                                               28,613,614
                                                             ------------
       Distribution Services 1.0%
       Aramark Corp., B.............................  10,000      269,000
       Fleming Cos. Inc............................. 200,000    3,700,000
       /a/Performance Food Group Co.................  70,000    2,461,900
                                                             ------------
                                                                6,430,900
                                                             ------------
       Electronic Technology 21.0%
       /a/Advanced Energy Industries Inc............  72,500    1,931,400
       /a/Advanced Fibre Communications Inc.........  76,500    1,351,755
       /a/Aeroflex Inc..............................  31,500      596,295
       /a/Alpha Industries Inc......................  60,700    1,323,260
       /a/Anaren Microwave Inc...................... 240,200    4,160,264
       /a/Applied Micro Circuits Corp...............  78,988      894,144
       /a,b/Auspex Systems Inc...................... 116,889      210,400
       /a/Avocent Corp..............................  72,349    1,754,463
       /a/AXT Inc...................................   9,100      131,313
       /a/Caliper Technologies Corp.................  50,000      780,500
       /a/Catapult Communications Corp..............  38,600    1,005,916
       /a/Celestica Inc. (Canada)...................   6,900      278,691
       /a/Centillium Communications Inc.............  46,800      367,848
       /a/Cirrus Logic Inc.......................... 136,000    1,797,920
       /a/Coherent Inc..............................  90,400    2,795,168
       /a/Credence Systems Corp.....................  53,600      995,352
       /a/DDI Corp.................................. 320,000    3,148,800
       /a/DMC Stratex Networks Inc..................  61,100      475,358
       /a/DRS Technologies Inc...................... 106,400    3,793,160
       /a/EMCORE Corp...............................  89,200    1,199,740
       /a/Flextronics International Ltd. (Singapore) 170,472    4,089,623
       /a/FLIR Systems Inc..........................  51,500    1,952,880
       /a/Gemstar-TV Guide International Inc........  80,000    2,216,000
       /a/Harmonic Inc..............................  28,000      336,560
       /a/Integrated Circuit Systems Inc............ 180,500    4,077,495
       /a/Intersil Corp............................. 103,800    3,347,550
       /a/Ixia......................................   1,600       20,560
       /a/Jabil Circuit Inc......................... 156,600    3,557,952
       /a/L-3 Communications Holdings Inc...........  57,200    5,148,000
       /a/Lam Research Corp......................... 172,500    4,005,450
       /a/Lattice Semiconductor Corp................ 219,000    4,504,830
       /a/McDATA Corp., A........................... 415,000   10,167,500
       /a/Micrel Inc................................ 247,800    6,499,794
       /a/Nanometrics Inc...........................  11,000      213,400
       /a/Novellus Systems Inc...................... 128,500    5,069,325
       /a/ONI Systems Corp..........................  79,500      498,465
       PerkinElmer Inc..............................  90,459    3,167,874
       /a/Pinnacle Systems Inc......................  43,000      341,420
       /a/PMC-Sierra Inc. (Canada).................. 166,502    3,539,833

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2001 (cont.)

                                                       SHARES     VALUE
     ----------------------------------------------------------------------
     Common Stocks (cont.)
     Electronic Technology (cont.)
     /a/Polycom Inc................................... 106,900 $  3,677,360
     /a/Powerwave Technologies Inc.................... 239,200    4,133,376
     /a/QLogic Corp...................................  11,400      507,414
     /a/Redback Networks Inc.......................... 193,300      763,535
     /a/Rudolph Technologies Inc...................... 131,300    4,506,216
     /a/Sanmina-Sci Corp..............................  59,500    1,184,050
     /a/Semtech Corp.................................. 108,800    3,883,072
     /a/Sierra Wireless Inc. (Canada).................  24,800      467,480
     /a/Silicon Laboratories Inc......................  39,200    1,321,432
     /a/Synopsys Inc.................................. 102,400    6,048,768
     /a/Tekelec....................................... 101,000    1,829,110
     /a/Tektronix Inc................................. 274,500    7,076,610
     /a/Triquint Semiconductor Inc....................  70,400      863,104
     /a/Varian Semiconductor Equipment Associates Inc. 127,800    4,420,602
     /a/Veeco Instruments Inc.........................  28,560    1,029,588
     /a/Waters Corp................................... 146,600    5,680,750
     /a/Western Digital Corp.......................... 104,500      655,215
     /a/Western Multiplex Corp........................  27,200      146,880
                                                               ------------
                                                                139,940,820
                                                               ------------
     Energy Minerals 1.8%
     Cabot Oil & Gas Corp., A.........................  21,600      519,480
     /a/Chesapeake Energy Corp........................ 101,300      669,593
     Devon Energy Corp................................  14,566      562,976
     /a/Forest Oil Corp...............................  44,300    1,249,703
     /a/Newfield Exploration Co.......................  86,500    3,071,615
     /a/Pure Resources Inc............................  52,057    1,046,346
     /a/Spinnaker Exploration Co......................  24,700    1,016,652
     /a/Stone Energy Corp.............................  16,611      656,135
     /a/Swift Energy Co...............................  70,100    1,416,020
     /a/Tom Brown Inc.................................  67,800    1,831,278
                                                               ------------
                                                                 12,039,798
                                                               ------------
     Finance 8.8%
     /a/Affiliated Managers Group Inc.................  18,800    1,325,024
     Alexandria Real Estate Equities Inc..............  14,100      579,510
     Allied Capital Corp.............................. 122,400    3,182,400
     /a/Arch Capital Group Ltd........................  49,500    1,274,625
     Arden Realty Inc.................................  19,700      522,050
     /a/Bank United Corp..............................  53,200        5,320
     Brandywine Realty Trust..........................   5,700      120,099
     City National Corp...............................  21,500    1,007,275
     Colonial Properties Trust........................  15,400      479,710
     Commerce Bancorp Inc.............................  24,840      977,206
     Duke Realty Corp.................................  41,400    1,007,262
     Federated Investors Inc., B...................... 192,900    6,149,652
     General Growth Properties Inc....................  45,100    1,749,880
     Glenborough Realty Trust Inc.....................  49,000      950,600
     Golden State Bancorp Inc......................... 109,000    2,850,350
     Innkeepers USA Trust.............................  46,900      459,620
     /a/Instinet Group Inc............................ 126,100    1,267,305
     /a/Investment Technology Group Inc...............  44,802    1,750,414

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2001 (cont.)

                                                   SHARES     VALUE
         --------------------------------------------------------------
         Common Stocks (cont.)
         Finance (cont.)
         /a/Knight Trading Group Inc.............. 126,000 $  1,388,520
         /a/Labranche & Co. Inc...................  96,800    3,335,728
         Liberty Property Trust...................   2,700       80,595
         MeriStar Hospitality Corp................  77,500    1,100,500
         Mutual Risk Management Ltd. (Bermuda)....  26,100      190,530
         National Commerce Financial Corp......... 153,000    3,870,900
         Radian Group Inc.........................  77,676    3,336,184
         Reckson Associates Realty Corp...........  46,200    1,079,232
         Reinsurance Group of America Inc.........  73,500    2,446,080
         /a/Security Capital Group Inc., B........ 155,800    3,952,646
         /a/Silicon Valley Bancshares............. 145,100    3,878,523
         SL Green Realty Corp.....................  38,700    1,188,477
         TCF Financial Corp.......................  85,000    4,078,300
         Waddell & Reed Financial Inc., A.........  81,900    2,637,180
         Westamerica Bancorp......................     200        7,914
         Wilmington Trust Corp....................   9,800      620,438
                                                           ------------
                                                             58,850,049
                                                           ------------
         /a/Health Services 1.8%
         Alliance Imaging Inc.....................  57,900      706,380
         Beverly Enterprises Inc.................. 146,900    1,263,340
         Caremark RX Inc..........................  51,500      839,965
         Community Health Systems Inc.............  40,000    1,020,000
         Laboratory Corp. of America Holdings.....  25,600    2,069,760
         PAREXEL International Corp...............  52,300      750,505
         Pharmaceutical Product Development Inc...  48,200    1,557,342
         Renal Care Group Inc.....................  97,350    3,124,935
         Triad Hospitals Inc......................  30,700      901,045
                                                           ------------
                                                             12,233,272
                                                           ------------
         Health Technology 6.8%
         /a/Abgenix Inc...........................  74,200    2,496,088
         /a/Alexion Pharmaceuticals Inc...........  24,200      591,448
         /a/Alkermes Inc..........................  63,000    1,660,680
         Alpharma Inc., A......................... 140,400    3,713,580
         /a/American Medical Systems Holdings Ltd.  22,100      457,249
         /a/Aviron................................ 115,000    5,718,950
         /a/Barr Laboratories Inc.................  12,600      999,936
         /a/Celgene Corp..........................  27,000      861,840
         /a/Cephalon Inc..........................   2,400      181,404
         /a/Cerus Corp............................  13,700      626,775
         /a/COR Therapeutics Inc..................  35,400      847,122
         /a/Corixa Corp...........................  57,873      872,146
         /a/Cubist Pharmaceuticals Inc............   3,600      129,456
         /a/Epoch Biosciences Inc.................  53,200      133,000
         /a/Exelixis Inc..........................  28,900      480,318
         /a/Guilford Pharmaceuticals Inc..........  11,200      134,400
         ICN Pharmaceuticals Inc..................  26,900      901,150
         /a/Illumina Inc..........................   8,800      103,488
         /a/Inhale Therapeutic Systems Inc........  95,200    1,765,960
         /a/Inspire Pharmaceuticals Inc...........  12,800      180,352
         /a/Intermune Inc.........................  77,200    3,802,872

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2001 (cont.)

                                                          SHARES     VALUE
 -----------------------------------------------------------------------------
 Common Stocks (cont.)
 Health Technology (cont.)
 /a/Ista Pharmaceuticals Inc............................. 111,000 $    745,920
 /a/Medicines Co.........................................  90,000    1,043,100
 /a/Neurocrine Biosciences Inc...........................  21,500    1,103,165
 /a/NPS Pharmaceuticals Inc..............................  62,000    2,374,600
 /a/OSI Pharmaceuticals Inc.............................. 106,600    4,875,884
 /a/Shire Pharmaceuticals Group PLC, ADR (United Kingdom)  18,200      666,120
 /a/SICOR Inc............................................  35,200      551,936
 /a/SuperGen Inc.........................................  11,400      163,248
 /a/Texas Biotechnology Corp.............................  22,100      143,650
 /a/Titan Pharmaceuticals Inc............................  39,300      385,533
 /a/Varian Medical Systems Inc...........................  64,000    4,560,640
 /a/Ventana Medical Systems Inc..........................  42,700      965,874
 /a/Versicor Inc.........................................  15,900      323,565
 /a/Visible Genetics Inc. (Canada).......................  60,800      677,920
                                                                  ------------
                                                                    45,239,369
                                                                  ------------
 /a/Industrial Services 3.5%
 Allied Waste Industries Inc............................. 250,000    3,515,000
 Atwood Oceanics Inc.....................................  30,500    1,062,925
 Casella Waste Systems Inc., A...........................   4,500       66,645
 Core Laboratories NV (Netherlands)...................... 100,000    1,402,000
 Grey Wolf Inc........................................... 568,800    1,689,336
 Hydril Co...............................................  19,600      345,548
 Oil States International Inc............................ 169,500    1,542,450
 Pride International Inc................................. 163,100    2,462,810
 Rowan Cos. Inc.......................................... 106,500    2,062,905
 Superior Energy Services Inc............................ 250,000    2,162,500
 Trico Marine Services Inc............................... 127,200      960,360
 US Liquids Inc..........................................  52,200      296,496
 Varco International Inc................................. 325,645    4,878,162
 Waste Connections Inc...................................  39,600    1,227,204
                                                                  ------------
                                                                    23,674,341
                                                                  ------------
 Non-Energy Minerals .6%
 Lafarge North America Inc............................... 100,000    3,757,000
 Reliance Steel & Aluminum Co............................  13,500      354,375
                                                                  ------------
                                                                     4,111,375
                                                                  ------------
 Process Industries 1.7%
 Bowater Inc............................................. 100,000    4,770,000
 Bunge Ltd............................................... 141,600    3,296,448
 ChemFirst Inc...........................................  56,100    1,344,717
 /a/CUNO Inc.............................................  12,800      390,400
 Valspar Corp............................................  46,500    1,841,400
                                                                  ------------
                                                                    11,642,965
                                                                  ------------
 Producer Manufacturing 5.5%
 /a/Active Power Inc.....................................  72,000      489,600
 /a/Gentex Corp.......................................... 339,400    9,072,162
 Gibraltar Steel Corp....................................  52,800      925,056
 /a/Mettler-Toledo International Inc. (Switzerland)...... 168,300    8,726,355
 Oshkosh Truck Corp......................................  75,000    3,656,250

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2001 (cont.)

                                                      SHARES     VALUE
      --------------------------------------------------------------------
      Common Stocks (cont.)
      Producer Manufacturing (cont.)
      /a/Power-One Inc............................... 294,600 $  3,066,786
      /a/Rayovac Corp................................  61,200    1,077,120
      Roper Industries Inc...........................  62,000    3,069,000
      /a/Varian Inc.................................. 195,100    6,329,044
      /a/Wilson Greatbatch Technologies Inc..........   5,600      202,160
                                                              ------------
                                                                36,613,533
                                                              ------------
      /a/Retail Trade .5%
      Abercrombie & Fitch Co., A.....................  44,000    1,167,320
       Kmart Corp.................................... 245,400    1,339,884
       The Men's Wearhouse Inc.......................  29,400      607,110
                                                              ------------
                                                                 3,114,314
                                                              ------------
      /a/Technology Services 11.5%
      Actuate Corp................................... 122,700      646,629
      Affiliated Computer Services Inc., A........... 133,400   14,157,742
      Art Technology Group Inc.......................  49,200      171,216
      Aspen Technology Inc...........................  27,000      453,600
      Brio Software Inc..............................  93,400      268,992
      Check Point Software Technologies Ltd. (Israel)  70,200    2,800,278
      CNET Networks Inc.............................. 119,390    1,070,928
      Covansys Corp..................................  85,500      765,225
      Cysive Inc.....................................  29,000       81,490
      Documentum Inc.................................  58,600    1,272,792
      Embarcadero Technologies Inc...................   2,000       48,400
      Entrust Inc....................................  62,200      633,818
      H.T.E. Inc.....................................  10,300       20,600
      HNC Software Inc...............................  74,500    1,534,700
      i2 Technologies Inc............................ 147,300    1,163,670
      Informatica Corp...............................  65,800      954,758
      Inforte Corp...................................  81,000    1,131,570
      Internet Security Systems Inc..................   8,400      269,304
      Interwoven Inc................................. 160,100    1,559,374
      Intuit Inc.....................................  67,800    2,899,128
      Liberate Technologies Inc......................  72,900      836,892
      Manugistics Group Inc.......................... 125,000    2,635,000
      MatrixOne Inc..................................  27,300      354,627
      Mercury Interactive Corp.......................  63,100    2,144,138
      Micromuse Inc.................................. 318,260    4,773,900
      National Instruments Corp......................  40,900    1,532,114
      Netiq Corp.....................................  50,300    1,773,578
      Nuance Communications Inc......................  58,500      532,350
      Openwave Systems Inc...........................  50,026      489,755
      Overture Services Inc.......................... 149,600    5,300,328
      Precise Software Solutions Ltd. (Israel)....... 126,300    2,609,358
      Predictive Systems Inc.........................  84,400      165,424
      Quest Software Inc............................. 103,300    2,283,963
      Retek Inc...................................... 123,400    3,685,958
      RSA Security Inc............................... 140,250    2,448,765
      Sapient Corp................................... 202,200    1,560,984
      Serena Software Inc............................  37,400      813,076

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2001 (cont.)

                                                                      SHARES        VALUE
---------------------------------------------------------------------------------------------
Common Stocks (cont.)
Technology Services (cont.)
SonicWALL Inc.....................................................       74,100 $  1,440,504
SpeechWorks International Inc.....................................       15,100      169,875
The Bisys Group Inc...............................................        9,800      627,102
VERITAS Software Corp.............................................       32,650    1,463,700
Verity Inc........................................................       91,400    1,850,850
Vignette Corp.....................................................       91,800      492,966
webMethods Inc....................................................      146,878    2,461,675
Wind River Systems Inc............................................      106,330    1,904,368
                                                                                ------------
                                                                                  76,255,464
                                                                                ------------
Transportation 3.3%
/a/Alaska Air Group Inc...........................................       61,100    1,778,010
/a/Atlantic Coast Airlines Holdings Inc...........................      248,000    5,775,920
C.H. Robinson Worldwide Inc.......................................      216,800    6,268,772
Expeditors International of Washington Inc........................      136,300    7,762,285
SkyWest Inc.......................................................       17,300      440,285
                                                                                ------------
                                                                                  22,025,272
                                                                                ------------
Utilities .1%
/a/NewPower Holdings Inc..........................................       13,000        9,620
Sierra Pacific Resources..........................................       54,700      823,235
                                                                                ------------
                                                                                     832,855
                                                                                ------------
Total Common Stocks (Cost $479,037,026)...........................               528,333,173
                                                                                ------------

/a,b/Preferred Stocks
Electronic Technology
3Ware Inc., pfd., D (Cost $229,176)...............................       41,093       31,231
                                                                                ------------
Total Long Term Investments (Cost $479,266,202)...................               528,364,404
                                                                                ------------

Short Term Investments 21.2%
/c/Mutual Fund 21.2%
Franklin Institutional Fiduciary Trust Money Fund Market Portfolio  141,932,020  141,932,020
                                                                                ------------

                                                                    PRINCIPAL
                                                                      AMOUNT
                                                                   ------------
Convertible Bonds
/a,b/Electronic Technology
3Ware Inc., cvt., zero cpn., 2/28/02.............................. $    113,680      113,680
                                                                                ------------
Total Short Term Investments (Cost $142,045,700)..................               142,045,700
                                                                                ------------
Total Investments (Cost $621,311,902) 100.3%......................               670,410,104
Other Assets, less Liabilities (.3)%..............................                (2,053,274)
                                                                                ------------
Net Assets 100.0%.................................................              $668,356,830
                                                                                ------------

/a/Non-income producing
/b/See Note 6 regarding restricted securities.
/c/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers, Inc.

                                                                          FS-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2001

     Assets:
       Investments in securities:
         Cost............................................... $ 621,311,902
                                                             -------------
         Value..............................................   670,410,104
       Receivables:
         Investment securities sold.........................     1,741,358
         Capital shares sold................................     1,776,297
         Dividends..........................................       140,473
                                                             -------------
          Total assets......................................   674,068,232
                                                             -------------
     Liabilities:
       Payables:
         Investment securities purchased....................     1,088,505
         Capital shares redeemed............................     3,969,392
         Affiliates.........................................       540,651
       Other liabilities....................................       112,854
                                                             -------------
          Total liabilities.................................     5,711,402
                                                             -------------
            Net assets, at value............................ $ 668,356,830
                                                             -------------
     Net assets consist of:
       Undistributed net investment income.................. $   2,200,458
       Net unrealized appreciation..........................    49,098,202
       Accumulated net realized loss........................  (46,782,802)
       Capital shares.......................................   663,840,972
                                                             -------------
            Net assets, at value............................ $ 668,356,830
                                                             -------------
     Class 1:
       Net assets, at value................................. $ 266,693,879
                                                             -------------
       Shares outstanding...................................    14,844,628
                                                             -------------
       Net asset value and maximum offering price per share.        $17.97
                                                             -------------
     Class 2:
       Net assets, at value................................. $ 401,662,951
                                                             -------------
       Shares outstanding...................................    22,504,648
                                                             -------------
       Net asset value and maximum offering price per share.        $17.85
                                                             -------------

FS-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2001

      Investment income:
        Dividends......................................... $   7,635,116
        Interest..........................................        44,609
                                                           -------------
          Total investment income.........................     7,679,725
                                                           -------------
      Expenses:
        Management fees (Note 3)..........................     2,848,023
        Administrative fees (Note 3)......................     1,555,535
        Distribution fees - Class 2 (Note 3)..............       825,042
        Transfer agent fees...............................        28,630
        Custodian fees....................................         4,696
        Reports to shareholders...........................       272,498
        Professional fees.................................        41,390
        Trustees' fees and expenses.......................         6,248
        Other.............................................         1,382
                                                           -------------
          Total expenses..................................     5,583,444
                                                           -------------
             Net investment income........................     2,096,281
                                                           -------------
      Realized and unrealized gains (losses):
        Net realized gain (loss) from:
          Investments.....................................   (28,388,342)
          Foreign currency transactions...................            80
                                                           -------------
           Net realized loss..............................   (28,388,262)
        Net unrealized depreciation on investments........   (80,822,391)
                                                           -------------
      Net realized and unrealized loss....................  (109,210,653)
                                                           -------------
      Net decrease in net assets resulting from operations $(107,114,372)
                                                           -------------

                                                                          FS-15
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2001 and 2000

                                                                                                                2001
                                                                                                           -------------
Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $   2,096,281
    Net realized loss from investments and foreign currency transactions..................................   (28,388,262)
    Net unrealized depreciation on investments and translation of assets and liabilities denominated in
     foreign currencies...................................................................................   (80,822,391)
                                                                                                           --------------
     Net decrease in net assets resulting from operations.................................................  (107,114,372)
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................    (1,494,401)
     Class 2..............................................................................................    (1,228,650)
    Net realized gains:
     Class 1..............................................................................................            --
     Class 2..............................................................................................            --
                                                                                                           --------------
  Total distributions to shareholders.....................................................................    (2,723,051)
  Capital share transactions: (Note 2)
     Class 1..............................................................................................   (60,969,661)
     Class 2..............................................................................................   150,270,069
                                                                                                           --------------
  Total capital share transactions........................................................................    89,300,408
     Net increase (decrease) in net assets................................................................   (20,537,015)
Net assets :
  Beginning of year.......................................................................................   688,893,845
                                                                                                           --------------
  End of year............................................................................................. $ 668,356,830
                                                                                                           --------------
Undistributed net investment income included in net assets:
  End of year............................................................................................. $   2,200,458
                                                                                                           --------------

                                                                                                                2000
                                                                                                           -------------
Increase (decrease) in net assets:
  Operations:
    Net investment income................................................................................. $   2,866,175
    Net realized loss from investments and foreign currency transactions..................................   (18,283,852)
    Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies...................................................................................  (103,604,482)

     Net decrease in net assets resulting from operations.................................................  (119,022,159)
  Distributions to shareholders from:
    Net investment income:
     Class 1..............................................................................................            --
     Class 2..............................................................................................            --
    Net realized gains:
     Class 1..............................................................................................   (34,605,737)
     Class 2..............................................................................................    (1,438,764)

  Total distributions to shareholders.....................................................................   (36,044,501)
  Capital share transactions: (Note 2)
     Class 1..............................................................................................     1,285,055
     Class 2..............................................................................................   348,456,588

  Total capital share transactions........................................................................   349,741,643
     Net increase (decrease) in net assets................................................................   194,674,983
Net assets :
  Beginning of year.......................................................................................   494,218,862

  End of year............................................................................................. $ 688,893,845

Undistributed net investment income included in net assets:
  End of year............................................................................................. $   2,827,148


FS-16
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-seven series (the Funds). Franklin Small Cap Fund (the
Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is capital growth.

On November 20, 2001, the Board of Trustees for the Franklin Templeton Variable Insurance Products Trust approved a proposal to merge Franklin Global Health Care Securities Fund into Franklin Small Cap Fund, subject to shareholder approval.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Distributions received by the Fund from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                       Year Ended                  Year Ended
                                               --------------------------  --------------------------
                                                    December 31, 2001          December 31, 2000
                                               --------------------------  --------------------------
                                                  Shares        Amount       Shares        Amount
                                               -----------  -------------  ----------  -------------
                                               -----------  -------------  ----------  -------------
Share Sold....................................   5,216,738  $  93,510,478   6,428,608  $ 169,558,240
Shares issued in merger/a/....................          --             --     162,686      4,046,010
Shares issued in reinvestment of distributions      81,975      1,494,401   1,438,908     34,605,736
Shares redeemed...............................  (8,687,695)  (155,974,540) (7,961,607)  (206,924,931)
                                               -----------  -------------  ----------  -------------
Net increase (decrease).......................  (3,388,982) $ (60,969,661)     68,595  $   1,285,055
                                               -----------------------------------------------------
Class 2 Shares:
Share Sold....................................  24,732,130  $ 440,412,015  13,915,400  $ 348,439,686
Shares issued in merger/a/....................          --             --   5,283,033    130,913,570
Shares issued in reinvestment of distributions      67,732      1,228,650      60,049      1,438,764
Shares redeemed............................... (16,555,130)  (291,370,596) (5,228,278)  (132,335,432)
                                               -----------  -------------  ----------  -------------
Net increase..................................   8,244,732  $ 150,270,069  14,030,204  $ 348,456,588
                                               -----------------------------------------------------

/a/On May 1, 2000, the Franklin Small Cap Fund acquired the net assets of the
   Templeton Variable Products Series Fund (TVP) - Franklin Small Cap Investments Fund in a tax free exchange pursuant to a plan of reorganization approved by the TVP - Franklin Small Cap Investments Fund's shareholders.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers. The Fund earned dividend income of $5,644,580 from the investment in the Sweep Money Fund.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

     Annualized Fee Rate Daily Net Assets
     ---------------------------------------------------------------------
            .55%         First $500 million
            .45%         Over $500 million, up to and including $1 billion
            .40%         Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Fund pays an administration fee to FT Services of .25% per year of the average daily net assets of the Fund.

Management fees were reduced on assets invested in the Sweep Money Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                Capital loss carryovers expiring in:
                2008................................ $11,665,898
                2009................................  23,892,226
                                                     -----------
                                                     $35,558,124
                                                     -----------

At December 31, 2001, the Fund has deferred capital losses occurring subsequent to October 31, 2001 of $10,945,756. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At December 31, 2001, the cost of investment, net unrealized appreciation, undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

              Cost of investments.................. $621,575,736
                                                    ------------
              Unrealized appreciation.............. $142,142,999
              Unrealized depreciation..............  (93,308,631)
                                                    ------------
              Net unrealized appreciation.......... $ 48,834,368
                                                    ------------

              Undistributed ordinary income........ $  2,200,459
              Undistributed long-term capital gains           --
                                                    ------------
              Distributable earnings............... $  2,200,459
                                                    ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2001 aggregated $277,304,768 and $188,334,702, respectively.

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At December 31, 2001, the Fund held restricted securities as follows:

Principal
 Amount/                                           Acquisition
 Shares                  Issuer                       Date          Cost    Value
-----------------------------------------------------------------------------------
  41,093  3 Ware Inc., pfd.,D                        7/28/00      $229,176 $ 31,231
$113,680  3 Ware Inc., cvt., zero cpn., 2/28/02 10/18/01-12/03/01  113,680  113,680
 116,889  Auspex Systems, Inc.                       9/22/00       930,729  210,400
                                                                           --------
          Total Restricted Securities (.05% of net assets)                 $355,311
                                                                           --------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Small Cap Fund (the
Fund), one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 5, 2002

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designate 41.83% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2001.

                                                             INDEX DESCRIPTIONS

--------------------------------------------------------------------------------
Consumer Price Index is a measure of the average change in prices for a fixed basket of goods and services regularly bought by consumers in the United
States; published by the Bureau of Labor Statistics.
--------------------------------------------------------------------------------
Credit Suisse First Boston High Yield (CSFB HY) Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market.
--------------------------------------------------------------------------------
Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits, stock dividends and substitutions of stocks.
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d'Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey, Ukraine, Uruguay and Venezuela.
--------------------------------------------------------------------------------
J.P. Morgan EMU Government Bond Index is a euro-aggregated index weighted by market capitalization. The index includes only liquid bullet euro-denominated fixed-rate debt, which has been issued by participating governments. No callable, puttable or convertible features are allowed. Bonds must have at least 12 months remaining maturity. The EMU bond index is fully invested. All coupons received are immediately invested back into the entire index until the next index rebalancing.
--------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US.
--------------------------------------------------------------------------------
J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer.

--------------------------------------------------------------------------------
Lehman Brothers Aggregate Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least
$100 million for U.S. government issues and $50 million for all others. All returns are market value-weighted inclusive of accrued interest. The index is a composite of the Government/Corporate Index and the Mortgage-Backed Securities Index. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index includes securities in the Lehman Brothers Government and Corporate Bond indexes. These securities are fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $50 million for corporate securities and $100 million for government securities. The index includes all public, fixed-rate, non-convertible investment grade domestic corporate debt rated at least Baa by Moody's or BBB by S&P, and issues of the U.S. government or any agency thereof. The non-convertible, publicly issued, domestic debt is guaranteed by the U.S. government. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.
--------------------------------------------------------------------------------
Lehman Brothers Intermediate Government Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government issues. All returns are market value-weighted inclusive of accrued interest. The Government Bond Index includes issues of the U.S. government or any agency thereof. It includes only issues with a remaining term to maturity of less than ten years. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization.

--------------------------------------------------------------------------------
Lipper Science & Technology Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Science & Technology Funds Prospective Investment Objective Classification in the Lipper underlying funds universe. Lipper Science & Technology Funds are defined as all mutual funds that invest at least 65% of their assets in science and technology stocks. As of 12/31/01, there were 381 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Lipper VIP Growth & Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Growth & Income Funds Prospective Investment Objective Classification in the Lipper VIP underlying funds universe. Lipper Growth & Income Funds are defined as all mutual funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. As of 12/31/01, there were 253 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Lipper VIP Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds Prospective Investment Objective Classification in the Lipper VIP underlying funds universe. Lipper Income Funds are defined as all mutual funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. As of 12/31/01, there were 10 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.

--------------------------------------------------------------------------------
Lipper VIP U.S. Government Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds Prospective Investment Objective Classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds are defined as all funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities. As of 12/31/01, there were 43 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Merrill Lynch Treasury Zero Coupon 5- and 10-Year Bond Total Return Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) All Country World Free Index measures the total return (gross dividends are reinvested) of equity securities available to foreign (non-local) investors in the developed and emerging markets globally. Securities included are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Emerging Markets Free Index
measures the total return (gross dividends are reinvested) of equity securities in emerging markets globally. Only securities available to foreign (non-local) investors are included. Securities included are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index measures the total returns (gross dividends are reinvested) of equity securities in the developed markets in Europe, Australasia and the Far East. Securities included are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) World Index measures the total returns (gross dividends are reinvested) of equity securities in the developed markets globally. Securities included are weighted according to their market capitalization (outstanding shares times price).

--------------------------------------------------------------------------------
Nasdaq Telecommunications Index contains all types of telecommunications companies, including point-to-point communication services and radio and television broadcast, and companies that manufacture communication equipment and accessories. On November 1, 1993, the Nasdaq Utility Index was renamed the Nasdaq Telecommunications Index.
--------------------------------------------------------------------------------
National Association of Securities Dealers Automated Quotations (Nasdaq) Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted.
--------------------------------------------------------------------------------
Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index. The index has been reconstituted annually since 1989.
--------------------------------------------------------------------------------
Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------
Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes.
--------------------------------------------------------------------------------
Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes.
--------------------------------------------------------------------------------
Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

--------------------------------------------------------------------------------
S&P/International Finance Corporation (IFC) Investable Composite Index measures the total return with dividends reinvested of equity securities in emerging markets globally. Securities' weights are adjusted to reflect only the portion of the market capitalization available to foreign (non-local) investors. Securities included are weighted according to their adjusted market capitalization (outstanding investable shares times price).
--------------------------------------------------------------------------------
Salomon Smith Barney Global Ex-U.S. less than $2 Billion Index measures the small stock component of the Salomon Global Equity Index that includes developed and emerging markets countries globally excluding the U.S. Within each country, those stocks falling under two billion dollar market cap of the available market capital in each country forms the universe. The unmanaged index measures the total returns (gross dividends are reinvested) of small capitalization equity securities. The securities in the index are weighted according to their market capitalization (shares outstanding times price).
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
--------------------------------------------------------------------------------
Standard & Poor's Health Care Composite Index is a capitalization-weighted index of all of the stocks in the S&P 500 that are involved in the business of health care-related products or services. The index was developed with a base of 100 as of January 14, 1987.
--------------------------------------------------------------------------------
Standard & Poor's Small Cap 600 Index consists of 600 domestic stocks chosen for market size, liquidity (bid-ask spread ownership, share turnover and number of no trade days) and industry group representation. Each stock's weight in the index is proportionate to its market value.
--------------------------------------------------------------------------------
Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). It is rebalanced monthly, and returns are calculated on a buy-and-hold basis. The index is capitalization-weighted and includes reinvested dividends.
--------------------------------------------------------------------------------

Trustees and Officers

The name, age and address of the members of the Trust's Board of Trustees, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each trustee will serve until that person's successor is elected and qualified.

Independent Trustees

                                                   Number of
                                               Portfolios in Fund
                                   Length of    Complex Overseen
Name, Age and Address     Position Time Served    by Trustee*     Other Directorships Held
------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (80) Trustee  Since 1988         108         Formerly, Director,
One Franklin Parkway,                                             MotherLode Gold Mines
San Mateo, CA 94403-1906                                          Consolidated (gold mining)
                                                                  (until 1996) and Vacu-Dry Co.
                                                                  (food processing) (until
                                                                  1996).

Principal Occupation During Past 5 Years:
President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (69)     Trustee  Since 1988         139         Director, RBC Holdings, Inc.
One Franklin Parkway,                                             (bank holding company) and
San Mateo, CA 94403-1906                                          Bar-S Foods (meat packing
                                                                  company).

Principal Occupation During Past 5 Years:
Formerly, President, Chief Executive Officer and Chairman of the Board, General Host
Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (73)    Trustee  Since 1998          44         Formerly, member and Chairman
One Franklin Parkway,                                             of the Board, Sutter
San Mateo, CA 94403-1906                                          Community Hospitals; member,
                                                                  Corporate Board, Blue Shield
                                                                  of California; and Chief
                                                                  Counsel, California
                                                                  Department of Transportation.

Principal Occupation During Past 5 Years:
Vice President and past President, Board of Administration, California Public Employees
Retirement Systems (CALPERS).
------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (69)  Trustee  Since 1989         140         None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (72)    Trustee  Since 1988         108         Director, The California
One Franklin Parkway,                                             Center for Land Recycling
San Mateo, CA 94403-1906                                          (redevelopment).

Principal Occupation During Past 5 Years:
President, Las Olas L.P. (Asset Management) and formerly, Chairman, Peregrine Venture
Management Company (venture capital); General Partner, Miller &LaHaye and Peregrine Associates,
the general partners of Peregrine Venture funds.
------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (73)    Trustee  Since 1993         139         Director, Martek Biosciences
One Franklin Parkway,                                             Corporation, WorldCom, Inc.
San Mateo, CA 94403-1906                                          (communications services),
                                                                  MedImmune, Inc.
                                                                  (biotechnology),
                                                                  Overstock.com (Internet
                                                                  services), and Spacehab, Inc.
                                                                  (aerospace services); and
                                                                  formerly, Chairman, White
                                                                  River Corporation (financial
                                                                  services) (until 1998) and
                                                                  Hambrecht & Quist Group
                                                                  (investment banking) (until
                                                                  1992).

Principal Occupation During Past 5 Years:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly
President, National Association of Securities Dealers, Inc.(until 1987).
------------------------------------------------------------------------------------------------

Interested Trustees and Fund Officers

                                                                                      Number of
                                                                                    Portfolios in
                                                                                         Fund            Other
                                                            Length of              Complex Overseen      Directorships
Name, Age and Address                  Position             Time Served              by Trustee*         Held
---------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (68)              Director and         Director and                  139            None
One Franklin Parkway,                  Trustee              Trustee since
San Mateo, CA 94403-1906                                    1988

Principal Occupation During Past 5 Years:
Chairman of the Board, Chief Executive Officer, Member--Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President, Franklin Templeton Distributors, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
---------------------------------------------------------------------------------------------------------------------------
**CHARLES E. JOHNSON (45)              President and        President and                  38            None
One Franklin Parkway,                  Trustee              Trustee since
San Mateo, CA 94403-1906                                    1988

Principal Occupation During Past 5 Years:
President, Member--Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin
Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman
of the Board, President and Director, Franklin Investment Advisory Services, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.
---------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (61)          Vice President       Vice President                120            None
One Franklin Parkway,                  and Trustee          and Trustee since
San Mateo, CA 94403-1906                                    1988

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.;
Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
---------------------------------------------------------------------------------------------------------------------------
***CHRISTOPHER H. PINKERTON (43)       Trustee              Since 2001                     27            None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
President, USAllianz Investor Services, LLC and USAllianz Advisors; Senior Vice President, Variable Products Division,
Allianz Life Insurance Company of North America; fellow, Life Management Institute; and formerly, Vice President of
Marketing, Nationwide Financial Services (until 1999).
---------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (56)                   Vice President       Since 1988                   None            None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of
Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (41)                Vice President       Vice President               None            None
One Franklin Parkway,                  and Chief            and Chief
San Mateo, CA 94403-1906               Financial            Financial Officer
                                       Officer              since 1995

Principal Occupation During Past 5 Years:
President, Member--Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources,
Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief
Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer,
Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial
Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. ; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------

                                                                              Number of
                                                                            Portfolios in
                                                                                 Fund              Other
                                                        Length of          Complex Overseen        Directorships
Name, Age and Address             Position              Time Served          by Trustee*           Held
----------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (54)                Vice President        Since 2000               None              None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property
Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly,
President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate
Income Fund (until 1996), Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
----------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)             Vice President        Since 2000               None              None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide,
Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the
Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney,
Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
----------------------------------------------------------------------------------------------------------------------
EDWARD V. MCVEY (64)              Vice President        Since 1988               None              None
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Distributors, Inc.; and officer of one of the other subsidiaries of Franklin
Resources, Inc. and of 29 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (38)         Treasurer and         Since 1995               None              None
One Franklin Parkway,             Principal
San Mateo, CA 94403-1906          Accounting
                                  Officer

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC.; and officer of 34 of the investment companies in Franklin
Templeton Investments.
----------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (64)            Vice President        Since 2000               None              None
One Franklin Parkway,             and Secretary
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments;
and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited
(until 2000) and Director, Templeton Asset Management Ltd. (until 1999).
----------------------------------------------------------------------------------------------------------------------

 *We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Charles
  E. Johnson's status as an interested person results from his position as an officer of Franklin Resources, Inc.
***Mr. Pinkerton is considered an "interested person" of the Trust because of the share ownership of Allianz Life in the Trust.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.


 The Trust's Statement of Additional Information (SAI) includes additional information about the Trust's trustees and is available, without charge, upon request. Contract owners may call 1-800 321-8563 or their insurance companies to request the Trust's SAI.

[GRAPHIC]

One Franklin Parkway
San Mateo, CA 94403-1906

Annual Report

Franklin Templeton Variable Insurance Products Trust

Investment Managers
Franklin Advisers, Inc.
Franklin Advisory Services, LLC
Franklin Mutual Advisers, LLC
Templeton Asset Management, Ltd., Singapore
Templeton Global Advisors Limited
Templeton Investment Counsel, Inc.

Distributor
Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (VIP) shares are generally sold only to insurance company separate accounts ("Separate Account") to serve as the investment vehicles for both variable annuity and variable life insurance contracts. This report must be preceded or accompanied by the current prospectus for the applicable contract, which includes the Separate Account and the VIP prospectuses, which contain more detailed information, including sales charges, risks and advantages. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls may be identified by the presence of a regular beeping tone.

VIP18 A01 02/02  [GRAPHIC]

Semi Annual

[GRAPHIC]

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

[GRAPHIC]

                                                                   June 30, 2002

                                                                          Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SEMIANNUAL REPORT TABLE OF CONTENTS



                Letter to Contract Owners.................     2
                A Word About Risk.........................     6
                Important Notes to Performance Information     7
                Fund Summary
                 Franklin Small Cap Fund.................. FSC-1
                Index Descriptions........................   I-1


Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Please Note: Franklin Templeton Variable Insurance Products Trust (FTVIP) currently consists of 24 separate funds, which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current information on which funds and classes are available in that product.

LETTER TO CONTRACT OWNERS

Dear Contract Owners:

This semiannual report for Franklin Templeton Variable Insurance Products Trust covers the period ended June 30, 2002. The six months under review was a time of flux, with signs of improvement and uncertainty within the world's economies and markets.

The U.S. economy expanded at a healthy pace as it pulled away from 2001's recession. Gross domestic product (GDP) growth rose at a 5.0% annualized rate in 2002's first quarter, due largely to resilient consumer demand bolstered by very low interest rates, relatively benign inflation and falling energy prices. Consequently, home and retail sales were robust but industrial production, employment and personal income grew only in fits and starts. Most corporations enacted stringent cost-containment measures, while at the same time reducing large inventories left over from 2001. The manufacturing and industrial sectors showed some of the strongest gains after a prolonged rout, a typical precursor to an economic recovery. By June, however, the rebound turned weaker than the government had anticipated, and second quarter 2002 GDP growth was estimated at just 1.1%.

Manufacturing and temporary jobs were on the rise but employment opportunities in most areas, especially the moribund services sector, remained weak despite a significant spike in employee productivity nationwide. Wavering consumer confidence levels, though higher than the 16-year average, reflected the uncertain economy and made little headway by June 2002. Consumers faced renewed terrorism worries, corporate scandals, the sluggish job market and record household debt loads. Even though corporate earnings improved, businesses began adopting a much leaner attitude and had yet to invest much capital toward plant and equipment purchases or upgrades. Noting the recovery's spotty nature, the Federal Reserve Board kept interest rates steady at 40-year lows throughout the reporting period, and in late June said that the U.S. economy had expanded at a "modest but uneven" pace since the first quarter's strong growth. At period-end the U.S. had a growing deficit coupled with rising government expenditures, much of which stemmed from the recent recession and newly enacted anti-terrorism measures. Also, the U.S. dollar's weakness became a concern. Its depreciation versus certain other currencies reflected falling demand for U.S. securities.

Globally, data releases portrayed an economic recovery that was uneven and struggling to gather momentum. With the U.S. as the world's leading market-based economy, others are compelled to follow, as happened during the reporting period. Trade to the U.S. increased, but globally the demand for international trade diminished somewhat. Higher unemployment and reduced personal consumption patterns across Europe hindered consumer and business confidence there. Asia and Latin America also suffered from reduced external demand for their goods and services. One bright spot was Japan, where the Bank of Japan announced that there were signs that its economy was stabilizing after years of turmoil. Japanese exports had their biggest quarterly increase in 21 years in first quarter 2002. However, the bank tempered its optimism by adding that it expected gains to slow. Rising exports and a pick-up in production typically assist in improving corporate profits and stimulating consumer demand. So with a world economy's nascent rebound being fueled by stronger exports, largely into the U.S., the lower U.S. dollar stood to undermine a key source of growth for Canada, Mexico, the U.K., the eurozone and Japan at period-end.

Economic uncertainty, war on terrorism, violence in the Middle East and a spate of negative corporate earnings news helped drive domestic equity markets lower throughout most of 2002's first half, continuing a two-year trend. But it was investors' sense of trust, or lack thereof, that most considered the greatest cloud hanging over the stock markets. Specifically, business practices came under scrutiny due to many corporations' deteriorating credit quality and well-publicized accounting scandals, mostly notably at Enron and WorldCom. For the six months ended June 30, 2002, the blue chips of the Dow Jones Industrial Average fared best in this difficult environment, posting a -6.91% total return based largely on the relative strength of manufacturing stocks. Meanwhile the broader Standard & Poor's 500 Composite Index (S&P 500) and the technology-heavy Nasdaq Composite Index slid quite a bit further, returning -13.15% and -24.78% during the same time. Technology-, communication- and drug-related stocks hurt the S&P 500 and Nasdaq indexes most. Value stocks generally outperformed growth stocks, which include volatile technology-related stocks, and the Russell 3000(R) Value Index returned -3.90% compared with the Russell 3000 Growth Index's -20.54% plunge for the six-month period./1/ Throughout the reporting period, scores of investors had exited the equities markets, many of whom shifted their assets into cash, bonds and real estate.

World equity markets generally followed those of the U.S., a potential consequence of the closely linked global economy. Thus, most foreign equity markets declined through January, gained some momentum in late February and March, then resumed their downhill trend toward 2002 lows at period-end. Returns were mixed for world stock markets in local currency terms, but due to the weakening U.S. dollar these returns were higher in U.S. dollar terms. While negative corporate earnings outlooks sent major European stock indexes to nine-month lows in June, strong performance was seen in Russia and several Asian markets. However, growing political and fiscal problems in Latin America dampened markets there just as demand from its major trading partners, namely the U.S., fell substantially.

Domestic debt securities generally outperformed equities. As leading economic indicators gradually weakened in the latter half of the reporting period, increased stock market volatility set off a renewed flight to quality as investors sought the relative safety of bonds. Treasury and municipal bonds, in particular, seemed to catch most of the repositioned assets from growing risk aversion. High yield corporate bonds, under continued pressure from slowing corporate growth and rising default rates, did not keep pace with other bond asset classes. Foreign bond markets generally posted positive returns in local currency terms. The European Central Bank and most other central banks made no additional interest rate reductions in 2002 following widespread monetary easing in 2001, tempering bond price gains.

Overall, we think an improving investment climate will depend on sustainable investor confidence, based on supportable increases in corporate profits. The volatility of these past six months demonstrated the challenges of finding legitimate earnings reports. While the persistently weak labor markets, terrorism alerts and violent conflicts in the Middle East may keep affecting investors' confidence, and other geopolitical risks are notable, we believe positive economic data exists and contributes to our outlook for continued recovery in the latter half of 2002. For example, consumer spending is largely unchanged from a year ago,

1. Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

home sales are reported to be generally robust, and we are seeing rising new orders and shipments across many industries, except telecommunications. Until the economy and markets find solid direction, however, there are looming concerns about the potential for a "double-dip" recession.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to focus on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Rupert H. Johnson, Jr.
Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks. By having significant investments in particular sectors from time to time, some funds could carry greater risks of adverse developments in those sectors than a fund that always invests in a wider variety of sectors. The technology sector can be among the most volatile market sectors.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political and social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

IMPORTANT NOTES TO
PERFORMANCE INFORMATION

Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

\

                                                        FRANKLIN SMALL CAP FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Small Cap Fund seeks long-term capital growth. The Fund invests primarily in equity securities of U.S. small-capitalization companies with market capitalization values not exceeding:
(i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000(R) Index; whichever is greater, at the time of purchase./1/

--------------------------------------------------------------------------------

The six months ended June 30, 2002, offered investors encouraging evidence of an improving domestic economy. Economic surveys showed that export orders rose, inventories fell, layoff announcements declined and manufacturing activity expanded at a moderate pace. However, declining consumer confidence and weaker-than-expected vehicle sales seemed to signify that the economic expansion would not be smooth, uniform or robust. Indeed, concern mounted that consumer spending, which has so far been resilient, would not be strong enough to sustain the economy's fragile momentum. Investors looked to enterprise spending for staffing, equipment and services to restart before consumer spending faltered. However, by mid-May, enterprise spending was still sluggish while consumer spending had clearly decelerated. Additionally, investors feared that the fragile economic recovery could be unsettled by Middle East tensions, mounting federal government deficits, a weaker dollar and what the federal government classified as the inevitability of another terrorist attack.

Eroding confidence in corporate governance and domestic capital markets compounded economic concerns. High-profile corporate misconduct cast doubt on many corporate executives' honesty and on the domestic capital markets' transparency. Investors grew doubtful of the economic rebound and suspicious of the quality and predictability of corporate earnings. Furthermore, the weakening dollar increased the probability that foreign investors might sell their dollar-denominated equities.

During the first half of 2002, nearly every sector experienced steep price declines except the interest rate-sensitive home building, real estate and finance sectors. Within this challenging environment, Franklin Small Cap Fund performed poorly on an absolute basis. However, it outperformed its benchmark index, the Russell 2500(TM) Growth Index, which declined 19.09%./1 /


Fund performance was hurt most by its exposure to early cyclical sectors. Since the fall of 2001, we had positioned the Fund to benefit

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

[GRAPHIC]
(Bar chart with data as follows)

Portfolio Breakdown
Franklin Small Cap Fund
Based on Total Net Assets
6/30/02

Electronic Technology        20.1%
Technology Services          11.5%
Finance                       8.6%
Producer Manufacturing        6.8%
Health Technology             6.3%
Process Industries            5.9%
Industrial Services           5.6%
Energy Minerals               4.5%
Transportation                4.2%
Consumer Services             4.0%
Commercial Services           3.9%
Health Services               2.4%
Consumer Non-Durables         1.8%
Retail Trade                  1.3%
Distribution Services         1.1%
Consumer Durables             1.0%
Other                         1.6%
Short-Term Investments
& Other Net Assets            9.4%

                                                                          FSC-1
from the early stages of an economic recovery. Many of our investments in early cyclicals such as specialty chemicals, transportation, technology, media and commercial services performed well in the first quarter of 2002. However, in the second quarter, virtually all of these sectors performed poorly as investors grew skeptical that the nascent economic recovery could be sustained.

We were very surprised by the swift onset of economic concern and capital markets suspicion. Thus, the Fund suffered from its corresponding underweighted exposure in the aforementioned interest rate-sensitive sectors relative to the index. During the reporting period, the relatively defensive sectors of minerals, retail, consumer durables, health services and energy services outperformed the markets. With the exception of energy services, we were underweighted in all of these leading sectors. The Fund was also hampered by its exposure to small-cap stocks, which underperformed mid-cap stocks.

Against an uncertain economic backdrop, however, we found some high-quality, small-cap growth stocks selling at what we believed were attractive valuations. Many small-cap growth issues were available at prices below their post-September 11 lows despite a healthier economy and lowered cost structures. Thus, we selected many of what we considered quality growth stocks across all sectors.

Looking forward, we cannot precisely predict when enterprise spending will recover or when confidence in the capital markets will return. However, despite the uncertainty and suspicion that exist today, we believe this country has a strong foundation for economic growth and an effective system of capital markets regulation that, for all its faults, is still unrivaled in the world. As fear and skepticism continue to drive equity prices lower, we will actively seek, evaluate and invest in what we believe to be superior, small-cap growth companies with honest management teams whose businesses have the potential to grow as the economy recovers.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

 Franklin Small Cap Fund buys small-cap stocks that the managers believe will appreciate in value. When our strategy is successful, our small-cap holdings grow to be mid- and sometimes large-cap stocks. For this reason, the Fund's average market cap has tended to grow as many holdings in excellent small-cap companies have grown, sometimes dramatically. Given the Fund's strategy, the managers believe the Fund's average market cap has ranged, and likely will continue to range, from small to mid cap.



                    Top 10 Holdings
                    Franklin Small Cap Fund
                    6/30/02

                    Company                      % of Total
                    Sector/Industry              Net Assets
                    ---------------------------------------

                    Integrated Circuit
                    Systems Inc.                    1.8%
                    Electronic Technology

                    Affiliated Computer Services
                    Inc., A                         1.8%
                    Technology Services

                    Gentex Corp.                    1.5%
                    Producer Manufacturing

                    Expeditors International of
                    Washington Inc.                 1.4%
                    Transportation

                    Newfield Exploration Co.        1.4%
                    Energy Minerals

                    Varco International Inc.        1.3%
                    Industrial Services

                    Nova Chemicals Corp.            1.3%
                    Process Industries

                    Micrel Inc.                     1.3%
                    Electronic Technology

                    Mettler-Toledo
                    International Inc.              1.2%
                    Producer Manufacturing

                    C.H. Robinson
                    Worldwide Inc.                  1.2%
                    Transportation

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

FSC-2

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Small Cap Fund - Class 1 delivered a -17.56% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

         Franklin Small Cap Fund - Class 1
         Periods ended 6/30/02
                                                               Since
                                                             Inception
                                            1-Year   5-Year  (11/1/95)
         -------------------------------------------------------------
            Cumulative Total Return         -21.16%  +26.78%  +80.90%
            Average Annual Total Return     -21.16%   +4.86%   +9.30%
            Value of $10,000 Investment    $  7,884 $ 12,678 $ 18,090


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.







Franklin Small Cap Fund - Class 1


 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                          FSC-3
              Past perfomance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights


                                                                              Class 1
                                                -------------------------------------------------------------------
                                                Six Months Ended                Year Ended December 31,
                                                 June 30, 2002   --------------------------------------------------
                                                  (unaudited)       2001       2000      1999      1998      1997
                                                ---------------- ---------  ---------  --------  --------  --------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........    $   17.97     $   21.25  $   26.87  $  13.72  $  15.05  $  13.20
                                                ---------------- ---------  ---------  --------  --------  --------
Income from investment operations:
  Net investment income (loss)/a/..............         (.01)          .09        .11      (.01)      .07       .01
  Net realized and unrealized gains (losses)...        (3.14)        (3.28)     (3.81)    13.25      (.20)     2.24
                                                ---------------- ---------  ---------  --------  --------  --------
Total from investment operations...............        (3.15)        (3.19)     (3.70)    13.24      (.13)     2.25
                                                ---------------- ---------  ---------  --------  --------  --------
Less distributions from:
  Net investment income........................         (.07)         (.09)        --      (.08)     (.01)     (.03)
  Net realized gains...........................           --            --      (1.92)     (.01)    (1.19)     (.37)
                                                ---------------- ---------  ---------  --------  --------  --------
Total distributions............................         (.07)         (.09)     (1.92)     (.09)    (1.20)     (.40)
                                                ---------------- ---------  ---------  --------  --------  --------
Net asset value, end of period.................    $   14.75     $   17.97  $   21.25  $  26.87  $  13.72  $  15.05
                                                ---------------- ---------  ---------  --------  --------  --------

Total return/b/................................     (17.56)%      (15.02)%   (14.60)%    96.94%    (.98)%    17.42%

Ratios/supplemental data
Net assets, end of period (000's)..............    $ 214,593     $ 266,694  $ 387,474  $488,062  $315,460  $313,462
Ratios to average net assets:
  Expenses.....................................        1.07%/c/       .76%       .75%      .77%      .77%      .77%
  Net investment income (loss).................       (.10)%/c/       .50%       .42%    (.05)%      .51%      .06%
Portfolio turnover rate........................       14.82%        37.94%     19.49%    39.49%    53.01%    64.07%

/a/Basedon average shares outstanding effective year ended December 31, 1999. /b/Totalreturn does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized

FSC-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights (continued)


                                                                    Class 2
                                                ---------------------------------------------
                                                Six Months Ended     Year Ended December 31,
                                                 June 30, 2002   ----------------------------
                                                  (unaudited)       2001       2000     1999/d/
                                                ---------------------------------------------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........    $   17.85     $   21.14  $   26.80  $14.25
                                                ---------------------------------------------
Income from investment operations:
  Net investment income (loss)/a/..............         (.03)          .03        .12    (.04)
  Net realized and unrealized gains (losses)...        (3.11)        (3.25)     (3.86)  12.68
                                                ---------------------------------------------
Total from investment operations...............        (3.14)        (3.22)     (3.74)  12.64
                                                ---------------------------------------------
Less distributions from:
  Net investment income........................         (.04)         (.07)        --    (.08)
  Net realized gains...........................           --            --      (1.92)   (.01)
                                                ---------------------------------------------
Total distributions............................         (.04)         (.07)     (1.92)   (.09)
                                                ---------------------------------------------
Net asset value, end of period.................    $   14.67     $   17.85  $   21.14  $26.80
                                                ---------------------------------------------
Total return/b/................................     (17.62)%      (15.25)%   (14.76)%  89.05%

Ratios/supplemental data
Net assets, end of period (000's)..............    $ 407,250     $ 401,663  $ 301,420  $6,156
Ratios to average net assets:
  Expenses.....................................        1.32%/c/      1.01%      1.00%   1.02%/c/
  Net investment income (loss).................      (1.35)%/c/       .19%       .49%  (.18)%/c/
Portfolio turnover rate........................       14.82%        37.94%     19.49%  39.49%

/a/Basedon average shares outstanding.
/b/Totalreturn does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/Forthe period January 6, 1999 (effective date) to December 31, 1999.


                                                                          FSC-5
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2002 (unaudited)

                                                      SHARES     VALUE
       ------------------------------------------------------------------
       Common Stocks 90.6%
       /a/Commercial Services 3.9%
       Administaff Inc............................... 215,000 $ 2,150,000
       Answerthink Inc............................... 138,900     526,430
       Corporate Executive Board Co.................. 110,000   3,767,500
       DoubleClick Inc............................... 188,700   1,400,154
       Lamar Advertising Co., A......................  32,000   1,190,720
       Learning Tree International Inc...............  52,000     964,080
       Maximus Inc................................... 225,000   7,132,500
       Pittston Brinks Group......................... 134,400   3,225,600
       ProBusiness Services Inc...................... 103,000   1,500,607
       Resources Connection Inc......................  74,600   2,013,454
       Robert Half International Inc.................  19,000     442,700
                                                              -----------
                                                               24,313,745
                                                              -----------
       Communications .5%
       /a/Alaska Communications Systems Holdings Inc.  86,900     412,688
       /a/AT&T Wireless Services Inc................. 236,610   1,384,169
       CenturyTel Inc................................  40,900   1,206,550
                                                              -----------
                                                                3,003,407
                                                              -----------
       Consumer Durables 1.0%
       The Black & Decker Corp....................... 130,000   6,266,000
                                                              -----------
       Consumer Non-Durables 1.8%
       Adolph Coors Co., B...........................  65,000   4,049,500
       /a/Dean Foods Inc.............................  41,800   1,559,140
       /a/Jones Apparel Group Inc....................  34,200   1,282,500
       /a/Timberland Co., A..........................  70,000   2,507,400
       Wolverine World Wide Inc......................  84,800   1,479,760
                                                              -----------
                                                               10,878,300
                                                              -----------
       /a/Consumer Services 4.0%
       Brinker International Inc.....................  36,800   1,168,400
       CEC Entertainment Inc.........................  25,000   1,032,500
       DeVry Inc..................................... 135,000   3,083,400
       Entercom Communications Corp..................  62,000   2,845,800
       Entravision Communications Corp............... 285,900   3,502,275
       Hispanic Broadcasting Corp., A................ 226,100   5,901,210
       Insight Communications Co. Inc., A............  90,400   1,100,168
       Jack in the Box Inc...........................  72,200   2,295,960
       Mediacom Communications Corp., A.............. 220,000   1,713,800
       Radio One Inc.................................  39,500     587,365
       Radio One Inc., D.............................  42,900     637,923
       Ticketmaster Inc., B..........................  50,000     935,500
                                                              -----------
                                                               24,804,301
                                                              -----------
       Distribution Services 1.1%
       /a/Andrx Group................................  14,500     391,065
       /a/Aramark Corp., B...........................  10,000     250,000
       Fleming Cos. Inc.............................. 200,000   3,630,000
       /a/Performance Food Group Co..................  70,300   2,380,358
                                                              -----------
                                                                6,651,423
                                                              -----------

FSC-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                       SHARES     VALUE
     ----------------------------------------------------------------------
     Common Stocks (cont.)
     Electronic Technology 20.1%
     /a/Advanced Energy Industries Inc................ 175,000 $  3,881,500
     /a/Advanced Fibre Communications Inc............. 175,000    2,894,500
     /a/Aeroflex Inc..................................  31,500      218,925
     /a/Anaren Microwave Inc.......................... 240,200    2,075,328
     /a/Avocent Corp.................................. 140,000    2,228,800
     /a/Caliper Technologies Corp.....................  25,000      208,750
     /a/Catapult Communications Corp..................  38,600      844,220
     /a/CIENA Corp.................................... 252,973    1,059,959
     /a/Cirrus Logic Inc.............................. 425,000    3,183,250
     /a/Coherent Inc..................................  90,400    2,670,326
     /a/Credence Systems Corp......................... 403,600    7,171,972
     /a/DDI Corp...................................... 722,000      721,278
     /a/DMC Stratex Networks Inc......................  61,100      122,810
     /a/DRS Technologies Inc.......................... 106,400    4,548,600
     /a/EMCORE Corp...................................  89,200      535,200
     /a/Integrated Circuit Systems Inc................ 550,000   11,104,500
     /a/Intersil Corp................................. 116,500    2,490,770
     /a/Kronos Inc....................................  50,000    1,524,450
     /a/L-3 Communications Holdings Inc............... 114,400    6,177,600
     /a/Lam Research Corp............................. 400,000    7,192,000
     /a/Lattice Semiconductor Corp.................... 119,000    1,040,060
     /a/McDATA Corp., A............................... 415,000    3,656,150
     /a/Micrel Inc.................................... 548,300    7,884,554
     /a/Novellus Systems Inc.......................... 128,500    4,369,000
     /a/Oak Technology Inc............................ 243,000    1,100,790
     PerkinElmer Inc.................................. 450,000    4,972,500
     /a/PLX Technology Inc............................ 200,000      850,000
     /a/PMC-Sierra Inc. (Canada)...................... 166,502    1,543,474
     /a/Polycom Inc................................... 140,300    1,682,197
     /a/Powerwave Technologies Inc.................... 210,400    1,927,264
     /a/QLogic Corp...................................  11,400      434,340
     /a/Rudolph Technologies Inc...................... 126,500    3,153,645
     /a/Semtech Corp.................................. 250,000    6,675,000
     /a/Sierra Wireless Inc. (Canada).................  11,900       40,103
     /a/Silicon Laboratories Inc......................  39,200    1,060,752
     /a/Skyworks Solutions Inc........................  60,700      336,885
     /a/Synopsys Inc.................................. 102,400    5,612,544
     /a/Tekelec....................................... 101,000      811,030
     /a/Tektronix Inc................................. 375,000    7,016,250
     /a/Varian Semiconductor Equipment Associates Inc. 200,000    6,786,000
     /a/Veeco Instruments Inc.........................  28,560      660,022
     /a/Waters Corp................................... 100,000    2,670,000
                                                               ------------
                                                                125,137,298
                                                               ------------
     Energy Minerals 4.5%
     Cabot Oil & Gas Corp., A......................... 165,000    3,770,250
     /a/Chesapeake Energy Corp........................ 331,900    2,389,680
     /a/Forest Oil Corp...............................  70,000    1,990,100
     /a/Newfield Exploration Co....................... 230,000    8,549,100
     /a/Pure Resources Inc............................  52,057    1,082,786

                                                                          FSC-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                   SHARES     VALUE
         -------------------------------------------------------------
         Common Stocks (cont.)
         Energy Minerals (cont.)
         /a/Spinnaker Exploration Co..............  90,000 $ 3,241,800
         /a/Stone Energy Corp.....................  66,611   2,681,093
         /a/Swift Energy Co....................... 100,000   1,579,000
         /a/Tom Brown Inc......................... 100,000   2,835,000
                                                           -----------
                                                            28,118,809
                                                           -----------
         Finance 8.6%
         /a/Affiliated Managers Group Inc.........  28,000   1,722,000
         Alexandria Real Estate Equities Inc......  21,000   1,036,140
         Allied Capital Corp...................... 150,000   3,397,500
         American Capital Strategies Ltd..........  35,000     961,450
         /a/Bank United Corp......................  53,200       4,788
         City National Corp.......................  21,500   1,155,625
         Commerce Bancorp Inc.....................  24,840   1,097,928
         Federated Investors Inc., B.............. 192,900   6,668,553
         General Growth Properties Inc............  52,000   2,652,000
         Glenborough Realty Trust Inc.............  49,000   1,161,300
         Golden State Bancorp Inc................. 109,000   3,951,250
         /a/Investment Technology Group Inc.......  55,000   1,798,500
         /a/Knight Trading Group Inc.............. 126,000     660,240
         /a/Labranche & Co. Inc................... 125,000   2,862,500
         MeriStar Hospitality Corp................ 100,000   1,525,000
         National Commerce Financial Corp......... 153,000   4,023,900
         Radian Group Inc.........................  77,676   3,794,473
         Reinsurance Group of America Inc.........  84,600   2,607,372
         /a/Silicon Valley Bancshares............. 145,100   3,824,836
         SL Green Realty Corp.....................  38,700   1,379,655
         TCF Financial Corp.......................  85,000   4,173,500
         Waddell & Reed Financial Inc., A......... 110,000   2,521,200
         Wilmington Trust Corp....................  19,600     597,800
                                                           -----------
                                                            53,577,510
                                                           -----------
         /a/Health Services 2.4%
         AdvancePCS...............................  15,200     363,888
         Alliance Imaging Inc.....................  57,900     781,650
         Caremark RX Inc..........................  84,900   1,400,850
         Community Health Systems Inc.............  40,000   1,072,000
         Laboratory Corp. of America Holdings.....  58,000   2,647,700
         PDI Inc..................................  74,700   1,157,103
         Pharmaceutical Product Development Inc...  75,000   1,975,500
         Renal Care Group Inc.....................  97,350   3,032,453
         Triad Hospitals Inc......................  61,100   2,589,418
                                                           -----------
                                                            15,020,562
                                                           -----------
         Health Technology 6.3%
         /a/Abgenix Inc...........................  50,800     502,412
         /a/Alkermes Inc..........................  52,800     845,328
         Alpharma Inc., A......................... 140,400   2,383,992
         /a/American Medical Systems Holdings Ltd.  22,100     443,326
         /a/Barr Laboratories Inc.................  12,600     800,478
         /a/Cerus Corp............................  31,600   1,070,608
         /a/Enzon Inc.............................  27,900     686,619

FSC-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                           SHARES     VALUE
  ----------------------------------------------------------------------------
  Common Stocks (cont.)
  Health Technology (cont.)
  /a/Epoch Biosciences Inc................................  50,900 $    92,638
  /a/First Horizon Pharmaceutical Corp....................  72,500   1,500,025
  Galen Holdings PLC, ADR (United Kingdom)................  50,600   1,416,076
  /a/Genta Inc............................................   9,600      79,584
  ICN Pharmaceuticals Inc................................. 147,200   3,563,712
  /a/Integra LifeSciences Holdings Corp...................  85,900   1,868,325
  /a/Intermune Inc........................................  97,700   2,061,470
  /a/Medimmune Inc........................................  70,000   1,848,000
  /a/Millennium Pharmaceuticals Inc....................... 101,292   1,230,698
  /a/Neurocrine Biosciences Inc...........................  21,500     615,975
  /a/NPS Pharmaceuticals Inc.............................. 155,000   2,374,600
  /a/OSI Pharmaceuticals Inc.............................. 114,000   2,738,280
  /a/Shire Pharmaceuticals Group PLC, ADR (United Kingdom)  44,300   1,143,383
  /a/SICOR Inc............................................  51,700     958,518
  /a/Thoratec Corp........................................ 420,800   3,782,992
  /a/Varian Medical Systems Inc........................... 133,400   5,409,370
  /a/Ventana Medical Systems Inc..........................  42,700     937,265
  /a/Versicor Inc.........................................  22,600     303,970
  /a/Visible Genetics Inc. (Canada).......................  98,400     187,944
                                                                   -----------
                                                                    38,845,588
                                                                   -----------
  Industrial Services 5.6%
  /a/Allied Waste Industries Inc.......................... 250,000   2,400,000
  /a/Atwood Oceanics Inc..................................  59,200   2,220,000
  /a/Core Laboratories NV (Netherlands)................... 100,000   1,202,000
  /a/Grey Wolf Inc........................................ 568,800   2,309,328
  /a/Hydril Co............................................  29,314     785,615
  /a/Oil States International Inc......................... 200,000   2,380,000
  /a/Pride International Inc.............................. 270,000   4,228,200
  Rowan Cos. Inc.......................................... 300,000   6,435,000
  /a/Superior Energy Services Inc......................... 285,000   2,892,750
  /a/Trico Marine Services Inc............................ 127,200     863,688
  /a/Varco International Inc.............................. 475,000   8,331,500
  /a/Waste Connections Inc................................  16,600     518,584
                                                                   -----------
                                                                    34,566,665
                                                                   -----------
  Non-Energy Minerals .6%
  Lafarge North America Inc............................... 100,000   3,515,000
  Reliance Steel & Aluminum Co............................  13,500     411,750
                                                                   -----------
                                                                     3,926,750
                                                                   -----------
  Process Industries 5.9%
  Bowater Inc............................................. 100,000   5,437,000
  Bunge Ltd............................................... 237,300   5,007,030
  ChemFirst Inc...........................................  50,000   1,432,500
  /a/CUNO Inc.............................................  12,800     463,104
  FMC Corp................................................ 150,000   4,525,500
  Minerals Technologies Inc...............................  50,000   2,466,000
  Nova Chemicals Corp. (Canada)........................... 350,000   7,889,000
  Olin Corp............................................... 275,500   6,102,325
  Valspar Corp............................................  70,300   3,173,342
                                                                   -----------
                                                                    36,495,801
                                                                   -----------

                                                                          FSC-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                        SHARES     VALUE
     ----------------------------------------------------------------------
     Common Stocks (cont.)
     Producer Manufacturing 6.8%
     CNH Global NV (Netherlands)....................... 650,000 $ 2,619,500
     Cummins Inc.......................................  25,000     827,500
     /a/Gentex Corp.................................... 339,400   9,323,318
     Gibraltar Steel Corp..............................  52,800   1,171,632
     /a/Mettler-Toledo International Inc. (Switzerland) 200,000   7,374,000
     Milacron Inc...................................... 239,500   2,430,925
     Oshkosh Truck Corp................................  65,000   3,842,150
     /a/Power-One Inc.................................. 294,600   1,832,412
     Roper Industries Inc..............................  62,000   2,312,600
     /a/Varian Inc..................................... 195,100   6,428,545
     Wilson Greatbatch Technologies Inc................ 150,000   3,822,000
                                                                -----------
                                                                 41,984,582
                                                                -----------
     Retail Trade 1.3%
     /a/Abercrombie & Fitch Co., A.....................  44,000   1,061,280
     /a/Barnes & Noble Inc............................. 121,000   3,198,030
     Fred's Inc........................................  55,000   2,022,900
     /a/The Men's Wearhouse Inc........................  42,000   1,071,000
     /a/Tuesday Morning Corp...........................  50,000     928,000
                                                                -----------
                                                                  8,281,210
                                                                -----------
     /a/Technology Services 11.5%
     Actuate Corp...................................... 122,700     552,150
     Affiliated Computer Services Inc., A.............. 231,800  11,005,864
     Aspen Technology Inc.............................. 475,000   3,961,500
     Borland Software Corp............................. 545,000   5,613,500
     Brio Software Inc.................................  93,400     107,410
     Check Point Software Technologies Ltd. (Israel)...  70,200     951,912
     CNET Networks Inc................................. 119,390     237,586
     Documentum Inc....................................  58,600     703,200
     Entrust Inc....................................... 750,000   2,040,000
     HNC Software Inc.................................. 145,000   2,421,500
     Informatica Corp.................................. 500,000   3,545,000
     Inforte Corp......................................  81,000     803,520
     Internet Security Systems Inc.....................   8,400     110,208
     Interwoven Inc.................................... 300,000     915,000
     Intuit Inc........................................  67,800   3,371,016
     Liberate Technologies Inc.........................  64,900     171,270
     Manugistics Group Inc............................. 125,000     763,750
     MatrixOne Inc.....................................  27,300     164,073
     Mercury Interactive Corp..........................  63,100   1,448,776
     Micromuse Inc..................................... 370,000   1,646,500
     National Instruments Corp......................... 191,200   6,225,472
     Netiq Corp........................................ 250,000   5,657,500
     Nuance Communications Inc.........................  58,500     244,530
     Openwave Systems Inc.............................. 425,026   2,384,396
     Precise Software Solutions Ltd. (Israel).......... 200,000   1,910,000
     Predictive Systems Inc............................  65,000      20,150
     Quest Software Inc................................ 103,300   1,500,949
     Retek Inc......................................... 175,000   4,252,500
     RSA Security Inc.................................. 200,000     962,000
     Sapient Corp...................................... 202,200     214,332

FSC-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                      SHARES     VALUE
------------------------------------------------------------------------------------------
Common Stocks (cont.)
/a/Technology Services (cont.)
Serena Software Inc.............................................      37,400 $    512,279
SonicWALL Inc...................................................     175,000      878,500
SpeechWorks International Inc...................................      15,100       55,553
VERITAS Software Corp...........................................      32,650      646,144
Verity Inc......................................................     150,000    1,663,500
webMethods Inc..................................................     355,000    3,514,500
Wind River Systems Inc..........................................      75,000      375,750
                                                                             ------------
                                                                               71,551,790
                                                                             ------------
Transportation 4.2%
/a/Alaska Air Group Inc.........................................      61,100    1,594,710
/a/Atlantic Coast Airlines Holdings Inc.........................     248,000    5,381,600
C.H. Robinson Worldwide Inc.....................................     216,800    7,269,304
Expeditors International of Washington Inc......................     272,600    9,039,415
SkyWest Inc.....................................................     120,000    2,806,800
UTI Worldwide Inc...............................................      14,100      278,757
                                                                             ------------
                                                                               26,370,586
                                                                             ------------
Utilities .5%
Atmos Energy Corp...............................................      75,000    1,758,000
Energen Corp....................................................      44,100    1,212,750
/a/Sierra Pacific Resources.....................................      54,700      426,660
                                                                             ------------
                                                                                3,397,410
                                                                             ------------
Total Common Stocks (Cost $618,011,674).........................              563,191,737
                                                                             ------------
/a,b/Preferred Stock
Electronic Technology
3Ware Inc., pfd., D (Cost $229,176).............................      41,093           --
                                                                             ------------
Total Long Term Investments (Cost $618,240,850).................              563,191,737
                                                                             ------------
Short Term Investments 9.9%
Mutual Fund 9.9%
/c/Franklin Institutional Fiduciary Trust Money Market Portfolio  61,372,943   61,372,943
                                                                             ------------

                                                                  PRINCIPAL
                                                                   AMOUNT
                                                                 -----------
Convertible Bonds
/b/Electronic Technology
3Ware Inc., cvt., zero cpn., 9/04/02............................ $   124,480      124,480
                                                                             ------------
Total Short Term Investments (Cost $61,497,423).................               61,497,423
                                                                             ------------
Total Investments (Cost $679,738,273) 100.5%....................              624,689,160
Other Assets, less Liabilities (.5)%............................               (2,846,769)
                                                                             ------------
Net Assets 100.0%...............................................             $621,842,391
                                                                             ------------


/a/Non-incomeproducing
/b/SeeNote 6 regarding restricted securities.
/c/TheFranklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

                                                                         FSC-11
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements


Statement of Assets and Liabilities
June 30, 2002 (unaudited)

     Assets:
       Investments in securities:
         Cost............................................... $679,738,273
                                                             ------------
         Value..............................................  624,689,160
       Receivables:
         Investment securities sold.........................    1,412,156
         Capital shares sold................................      370,717
         Dividends..........................................      112,323
                                                             ------------
          Total assets......................................  626,584,356
                                                             ------------
     Liabilities:
       Payables:
         Investment securities purchased....................    2,275,938
         Capital shares redeemed............................    1,748,867
         Affiliates.........................................      564,173
         Funds advanced by custodian........................        7,919
       Other liabilities....................................      145,068
                                                             ------------
          Total liabilities.................................    4,741,965
                                                             ------------
            Net assets, at value............................ $621,842,391
                                                             ------------
     Net assets consist of:
       Undistributed net investment loss.................... $   (628,339)
       Net unrealized depreciation..........................  (55,049,113)
       Accumulated net realized loss........................  (71,109,741)
       Capital shares.......................................  748,629,584
                                                             ------------
            Net assets, at value............................ $621,842,391
                                                             ------------
     Class 1:
       Net assets, at value................................. $214,592,850
                                                             ------------
       Shares outstanding...................................   14,546,112
                                                             ------------
       Net asset value and maximum offering price per share. $      14.75
                                                             ------------
     Class 2:
       Net assets, at value................................. $407,249,541
                                                             ------------
       Shares outstanding...................................   27,767,555
                                                             ------------
       Net asset value and maximum offering price per share. $      14.67
                                                             ------------


FSC-12
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2002 (unaudited)

      Investment income:
        Dividends......................................... $   2,165,169
                                                           -------------
      Expenses:
        Management fees (Note 3)..........................     1,531,616
        Administrative fees (Note 3)......................       828,669
        Distribution fees - Class 2 (Note 3)..............       524,186
        Reports to shareholders...........................       110,226
        Other.............................................        37,112
                                                           -------------
          Total expenses..................................     3,031,809
                                                           -------------
             Net investment loss..........................      (866,640)
                                                           -------------
      Realized and unrealized gains (losses):
        Net realized loss from investments................   (24,326,939)
        Net unrealized depreciation on investments........  (104,147,315)
                                                           -------------
      Net realized and unrealized loss....................  (128,474,254)
                                                           -------------
      Net decrease in net assets resulting from operations $(129,340,894)
                                                           -------------

                                                                         FSC-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                                                             Six Months          Year
                                                                                Ended            Ended
                                                                            June 30, 2002  December 31, 2001
                                                                            -------------  -----------------
Increase (decrease) in net assets:
  Operations:
    Net investment income.................................................. $    (866,640)   $   2,096,281
    Net realized loss from investments and foreign currency transactions...   (24,326,939)     (28,388,262)
    Net unrealized depreciation on investments.............................  (104,147,315)     (80,822,391)
                                                                            -------------------------------
     Net decrease in net assets resulting from operations..................  (129,340,894)    (107,114,372)
  Distributions to shareholders from:
    Net investment income:
     Class 1...............................................................      (968,152)      (1,494,401)
     Class 2...............................................................      (994,005)      (1,228,650)
                                                                            -------------------------------
  Total distributions to shareholders......................................    (1,962,157)      (2,723,051)
  Capital share transactions: (Note 2)
     Class 1...............................................................    (4,571,109)     (60,969,661)
     Class 2...............................................................    89,359,721      150,270,069
                                                                            -------------------------------
  Total capital share transactions.........................................    84,788,612       89,300,408
     Net decrease in net assets............................................   (46,514,439)     (20,537,015)
Net assets :
  Beginning of period......................................................   668,356,830      688,893,845
                                                                            -------------------------------
  End of period............................................................ $ 621,842,391    $ 668,356,830
                                                                            -------------------------------
Undistributed net investment income (loss) included in net assets:
  End of period............................................................ $    (628,339)   $   2,200,458
                                                                            -------------------------------

FSC-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). Franklin Small Cap Fund (the
Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Distributions received by the Fund from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                                         FSC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                   Six Months Ended              Year Ended
                                                     June 30, 2002            December 31, 2001
                                               ------------------------  ---------------------------
                                                 Shares       Amount        Shares        Amount
Class 1 Shares:                                ----------  ------------  -----------  -------------
Share Sold....................................    769,411  $ 13,263,801    5,216,738  $  93,510,478
Shares issued on merger (Note 7)..............  1,202,758    20,098,091           --             --
Shares issued in reinvestment of distributions     63,569       968,152       81,975      1,494,401
Shares redeemed............................... (2,334,254)  (38,901,153)  (8,687,695)  (155,974,540)
                                               ----------------------------------------------------
Net decrease..................................   (298,516) $ (4,571,109)  (3,388,982) $ (60,969,661)
                                               ----------------------------------------------------
Class 2 Shares:
Share Sold....................................  8,943,072  $150,506,404   24,732,130  $ 440,412,015
Shares issued on merger (Note 7)..............     36,720       609,184           --             --
Shares issued in reinvestment of distributions     65,654       994,005       67,732      1,228,650
Shares redeemed............................... (3,782,539)  (62,749,872) (16,555,130)  (291,370,596)
                                               ----------------------------------------------------
Net increase..................................  5,262,907  $ 89,359,721    8,244,732  $ 150,270,069
                                               ----------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers. The Fund earned dividend income of $1,116,470 from the investment in the Sweep Money Fund.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

     Annualized Fee Rate                 Daily Net Assets
     ---------------------------------------------------------------------
                    .55% First $500 million
                    .45% Over $500 million, up to and including $1 billion
                    .40% Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Fund pays an administration fee to FT Services of .25% per year of the average daily net assets of the Fund.

FSC-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

Management fees were reduced on assets invested in the Sweep Money Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                Capital loss carryovers expiring in:
                  2008.............................. $11,665,898
                  2009..............................  23,892,226
                                                     -----------
                                                     $35,558,124
                                                     -----------

At December 31, 2001, the Fund has deferred capital losses occurring subsequent to October 31, 2001 of $10,945,756. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At June 30, 2002, the net unrealized depreciation based on the cost of investments for income tax purposes of $680,134,070 was as follows:

                   Unrealized appreciation.... $  87,808,687
                   Unrealized depreciation....  (143,253,597)
                                               -------------
                   Net unrealized depreciation $ (55,444,910)
                                               -------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $246,201,423 and $81,873,654, respectively.

                                                                         FSC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited) (continued)


6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At June 30, 2002, the Fund held restricted securities as follows:

Principal/                                          Acquisition
  Shares                  Issuer                       Date           Cost   Value
-------------------------------------------------------------------------------------
   41,093  3 Ware Inc., pfd., D                       7/28/00       $229,176 $     --
 $124,480  3 Ware Inc., cvt., zero cpn., 9/04/02 10/18/01 - 5/07/02  124,480  124,480
                                                                             --------
           Total Restricted Securities (.02% of net assets)                  $124,480
                                                                             --------

7. MERGER OF FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

On May 1, 2002, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Franklin Small Cap Growth Fund (Small Cap) acquired the net assets of the FTVIPT - Franklin Global Health Care Securities Fund (Health Care) pursuant to a plan of reorganization. The merger was accomplished by a taxable exchange, and accounted for as a purchase.

The selected financial information and shares outstanding immediately before and after the acquisition were as follows.

                                   Class 1                        Class 2
                        ------------------------------ ------------------------------
                         Net Assets   NAV     Shares    Net Assets   NAV     Shares
Fund Name               ------------ ------ ---------- ------------ ------ ----------
Health Care............ $ 20,098,091 $11.53  1,743,180 $    609,184 $11.46     53,527
Small Cap.............. $233,620,637 $16.71 13,979,515 $438,722,582 $16.59  6,447,283
Small Cap - post merger $253,718,728 $16.71 15,182,273 $439,331,766 $16.59 26,447,283

                                  Fund Level
                        ------------------------------
                         Net Assets           Shares
Fund Name               ------------ ------ ----------
Health Care............ $ 20,707,275         1,796,707
Small Cap.............. $672,343,219        40,426,798
Small Cap - post merger $693,050,494        41,666,276

FSC-18

                                                             INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.
--------------------------------------------------------------------------------
Credit Suisse First Boston High Yield (CSFB HY) Index is a trader-priced portfolio constructed to mirror the high yield debt market.
--------------------------------------------------------------------------------
Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return for the Dow is calculated by Wilshire Associates, Inc.
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Global (EMBIG) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.
--------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $U.S.
--------------------------------------------------------------------------------
J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer.
--------------------------------------------------------------------------------
Lipper VIP Equity Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity
Income Funds Classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds are defined as a fund that seeks relatively high current income and growth of income through investing at least 65% of its portfolio in dividend paying equity securities. As of 6/30/02, there were 49 funds in this category. Lipper calculations do not include fees or expenses. Fund performance relative to the average might have differed if such charges had been considered.

--------------------------------------------------------------------------------
Lipper VIP High Current Yield Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds Classification in the Lipper VIP underlying funds universe. Lipper High Current Yield Funds are defined as a fund that aims at high (relative) current yield from fixed income securities, has no quality or maturity restrictions, and tends to invest in lower grade debt issues. As of 6/30/02, there were 79 funds in this category. Lipper calculations do not include fees or expenses. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Lipper VIP Multi-Cap Value Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Cap Value Funds Classification in the Lipper VIP underlying funds universe. Lipper Multi-Cap Value Funds are defined as funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitaliza- tion range over an extended period of time. As of 6/30/02, there were 94 funds in this category. Lipper calculations do not include fees or expenses. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index
is market capitalization-weighted and measures the total returns of equity securities available to foreign (non-local) inves-
tors in the developed and emerging markets globally.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets in Europe, Australasia and the Far East.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) World Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets globally.
--------------------------------------------------------------------------------
National Association of Securities Dealers Automated Quotations (Nasdaq) Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

--------------------------------------------------------------------------------
Russell 1000(R) Index is market capitalization-weighted and measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represented approximately 92% of the total market capitalization of the Russell 3000 Index, as of June 30, 2002.
--------------------------------------------------------------------------------
Russell 2000(R) Index is market capitalization-weighted and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represented approximately 8% of the total market capitalization of the Russell 3000 Index, as of June 30, 2002.
--------------------------------------------------------------------------------
Russell 2000 Value Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Russell 2500(TM) Growth Index is market capitalization-weighted and measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------
Russell 3000(R) Index is market capitalization-weighted and measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represented approximately 98% of the investable U.S. equity market, as of June 30, 2002.
--------------------------------------------------------------------------------
Russell 3000 Growth Index is market capitalization-weighted and measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------
Russell 3000 Value Index is market capitalization-weighted and that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Russell Midcap(R) Value Index is market capitalization-weighted and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representa- tion. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
--------------------------------------------------------------------------------
Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). The index is capitalization-weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.
--------------------------------------------------------------------------------

[GRAPHIC]

One Franklin Parkway
San Mateo, CA 94403-1906

Semiannual Report

Franklin Templeton Variable Insurance Products Trust

Investment Managers
Franklin Advisers, Inc.
Franklin Advisory Services, LLC
Franklin Mutual Advisers, LLC
Templeton Asset Management, Ltd., Singapore
Templeton Global Advisors Limited
Templeton Investment Counsel, LLC

Distributor
Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are sold only to insurance company separate accounts ("Separate Account") to serve as the investment vehicles for both variable annuity and variable life insurance contracts. This report must be preceded or accompanied by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses, which contain more detailed information, including sales charges, risks and advantages. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls may be identified by the presence of a regular beeping tone.

FTVIP S2002 8/02   [GRAPHIC]

Semi Annual

[GRAPHIC]

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

[GRAPHIC]

                                                                   June 30, 2002

                                                                          Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SEMIANNUAL REPORT TABLE OF CONTENTS



                Letter to Contract Owners.................     2
                A Word About Risk.........................     6
                Important Notes to Performance Information     7
                Fund Summary
                 Franklin Small Cap Fund.................. FSC-1
                Index Descriptions........................   I-1


Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Please Note: Franklin Templeton Variable Insurance Products Trust (FTVIP) currently consists of 24 separate funds, which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current information on which funds and classes are available in that product.

LETTER TO CONTRACT OWNERS

Dear Contract Owners:

This semiannual report for Franklin Templeton Variable Insurance Products Trust covers the period ended June 30, 2002. The six months under review was a time of flux, with signs of improvement and uncertainty within the world's economies and markets.

The U.S. economy expanded at a healthy pace as it pulled away from 2001's recession. Gross domestic product (GDP) growth rose at a 5.0% annualized rate in 2002's first quarter, due largely to resilient consumer demand bolstered by very low interest rates, relatively benign inflation and falling energy prices. Consequently, home and retail sales were robust but industrial production, employment and personal income grew only in fits and starts. Most corporations enacted stringent cost-containment measures, while at the same time reducing large inventories left over from 2001. The manufacturing and industrial sectors showed some of the strongest gains after a prolonged rout, a typical precursor to an economic recovery. By June, however, the rebound turned weaker than the government had anticipated, and second quarter 2002 GDP growth was estimated at just 1.1%.

Manufacturing and temporary jobs were on the rise but employment opportunities in most areas, especially the moribund services sector, remained weak despite a significant spike in employee productivity nationwide. Wavering consumer confidence levels, though higher than the 16-year average, reflected the uncertain economy and made little headway by June 2002. Consumers faced renewed terrorism worries, corporate scandals, the sluggish job market and record household debt loads. Even though corporate earnings improved, businesses began adopting a much leaner attitude and had yet to invest much capital toward plant and equipment purchases or upgrades. Noting the recovery's spotty nature, the Federal Reserve Board kept interest rates steady at 40-year lows throughout the reporting period, and in late June said that the U.S. economy had expanded at a "modest but uneven" pace since the first quarter's strong growth. At period-end the U.S. had a growing deficit coupled with rising government expenditures, much of which stemmed from the recent recession and newly enacted anti-terrorism measures. Also, the U.S. dollar's weakness became a concern. Its depreciation versus certain other currencies reflected falling demand for U.S. securities.

Globally, data releases portrayed an economic recovery that was uneven and struggling to gather momentum. With the U.S. as the world's leading market-based economy, others are compelled to follow, as happened during the reporting period. Trade to the U.S. increased, but globally the demand for international trade diminished somewhat. Higher unemployment and reduced personal consumption patterns across Europe hindered consumer and business confidence there. Asia and Latin America also suffered from reduced external demand for their goods and services. One bright spot was Japan, where the Bank of Japan announced that there were signs that its economy was stabilizing after years of turmoil. Japanese exports had their biggest quarterly increase in 21 years in first quarter 2002. However, the bank tempered its optimism by adding that it expected gains to slow. Rising exports and a pick-up in production typically assist in improving corporate profits and stimulating consumer demand. So with a world economy's nascent rebound being fueled by stronger exports, largely into the U.S., the lower U.S. dollar stood to undermine a key source of growth for Canada, Mexico, the U.K., the eurozone and Japan at period-end.

Economic uncertainty, war on terrorism, violence in the Middle East and a spate of negative corporate earnings news helped drive domestic equity markets lower throughout most of 2002's first half, continuing a two-year trend. But it was investors' sense of trust, or lack thereof, that most considered the greatest cloud hanging over the stock markets. Specifically, business practices came under scrutiny due to many corporations' deteriorating credit quality and well-publicized accounting scandals, mostly notably at Enron and WorldCom. For the six months ended June 30, 2002, the blue chips of the Dow Jones Industrial Average fared best in this difficult environment, posting a -6.91% total return based largely on the relative strength of manufacturing stocks. Meanwhile the broader Standard & Poor's 500 Composite Index (S&P 500) and the technology-heavy Nasdaq Composite Index slid quite a bit further, returning -13.15% and -24.78% during the same time. Technology-, communication- and drug-related stocks hurt the S&P 500 and Nasdaq indexes most. Value stocks generally outperformed growth stocks, which include volatile technology-related stocks, and the Russell 3000(R) Value Index returned -3.90% compared with the Russell 3000 Growth Index's -20.54% plunge for the six-month period./1/ Throughout the reporting period, scores of investors had exited the equities markets, many of whom shifted their assets into cash, bonds and real estate.

World equity markets generally followed those of the U.S., a potential consequence of the closely linked global economy. Thus, most foreign equity markets declined through January, gained some momentum in late February and March, then resumed their downhill trend toward 2002 lows at period-end. Returns were mixed for world stock markets in local currency terms, but due to the weakening U.S. dollar these returns were higher in U.S. dollar terms. While negative corporate earnings outlooks sent major European stock indexes to nine-month lows in June, strong performance was seen in Russia and several Asian markets. However, growing political and fiscal problems in Latin America dampened markets there just as demand from its major trading partners, namely the U.S., fell substantially.

Domestic debt securities generally outperformed equities. As leading economic indicators gradually weakened in the latter half of the reporting period, increased stock market volatility set off a renewed flight to quality as investors sought the relative safety of bonds. Treasury and municipal bonds, in particular, seemed to catch most of the repositioned assets from growing risk aversion. High yield corporate bonds, under continued pressure from slowing corporate growth and rising default rates, did not keep pace with other bond asset classes. Foreign bond markets generally posted positive returns in local currency terms. The European Central Bank and most other central banks made no additional interest rate reductions in 2002 following widespread monetary easing in 2001, tempering bond price gains.

Overall, we think an improving investment climate will depend on sustainable investor confidence, based on supportable increases in corporate profits. The volatility of these past six months demonstrated the challenges of finding legitimate earnings reports. While the persistently weak labor markets, terrorism alerts and violent conflicts in the Middle East may keep affecting investors' confidence, and other geopolitical risks are notable, we believe positive economic data exists and contributes to our outlook for continued recovery in the latter half of 2002. For example, consumer spending is largely unchanged from a year ago,

1. Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

home sales are reported to be generally robust, and we are seeing rising new orders and shipments across many industries, except telecommunications. Until the economy and markets find solid direction, however, there are looming concerns about the potential for a "double-dip" recession.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to focus on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Rupert H. Johnson, Jr.
Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks. By having significant investments in particular sectors from time to time, some funds could carry greater risks of adverse developments in those sectors than a fund that always invests in a wider variety of sectors. The technology sector can be among the most volatile market sectors.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political and social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

IMPORTANT NOTES TO
PERFORMANCE INFORMATION

Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

\

                                                        FRANKLIN SMALL CAP FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Small Cap Fund seeks long-term capital growth. The Fund invests primarily in equity securities of U.S. small-capitalization companies with market capitalization values not exceeding:
(i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000(R) Index; whichever is greater, at the time of purchase./1/

--------------------------------------------------------------------------------

The six months ended June 30, 2002, offered investors encouraging evidence of an improving domestic economy. Economic surveys showed that export orders rose, inventories fell, layoff announcements declined and manufacturing activity expanded at a moderate pace. However, declining consumer confidence and weaker-than-expected vehicle sales seemed to signify that the economic expansion would not be smooth, uniform or robust. Indeed, concern mounted that consumer spending, which has so far been resilient, would not be strong enough to sustain the economy's fragile momentum. Investors looked to enterprise spending for staffing, equipment and services to restart before consumer spending faltered. However, by mid-May, enterprise spending was still sluggish while consumer spending had clearly decelerated. Additionally, investors feared that the fragile economic recovery could be unsettled by Middle East tensions, mounting federal government deficits, a weaker dollar and what the federal government classified as the inevitability of another terrorist attack.

Eroding confidence in corporate governance and domestic capital markets compounded economic concerns. High-profile corporate misconduct cast doubt on many corporate executives' honesty and on the domestic capital markets' transparency. Investors grew doubtful of the economic rebound and suspicious of the quality and predictability of corporate earnings. Furthermore, the weakening dollar increased the probability that foreign investors might sell their dollar-denominated equities.

During the first half of 2002, nearly every sector experienced steep price declines except the interest rate-sensitive home building, real estate and finance sectors. Within this challenging environment, Franklin Small Cap Fund performed poorly on an absolute basis. However, it outperformed its benchmark index, the Russell 2500(TM) Growth Index, which declined 19.09%./1 /


Fund performance was hurt most by its exposure to early cyclical sectors. Since the fall of 2001, we had positioned the Fund to benefit

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

[GRAPHIC]
(Bar chart with data as follows)

Portfolio Breakdown
Franklin Small Cap Fund
Based on Total Net Assets
6/30/02

Electronic Technology        20.1%
Technology Services          11.5%
Finance                       8.6%
Producer Manufacturing        6.8%
Health Technology             6.3%
Process Industries            5.9%
Industrial Services           5.6%
Energy Minerals               4.5%
Transportation                4.2%
Consumer Services             4.0%
Commercial Services           3.9%
Health Services               2.4%
Consumer Non-Durables         1.8%
Retail Trade                  1.3%
Distribution Services         1.1%
Consumer Durables             1.0%
Other                         1.6%
Short-Term Investments
& Other Net Assets            9.4%

                                                                          FSC-1
from the early stages of an economic recovery. Many of our investments in early cyclicals such as specialty chemicals, transportation, technology, media and commercial services performed well in the first quarter of 2002. However, in the second quarter, virtually all of these sectors performed poorly as investors grew skeptical that the nascent economic recovery could be sustained.

We were very surprised by the swift onset of economic concern and capital markets suspicion. Thus, the Fund suffered from its corresponding underweighted exposure in the aforementioned interest rate-sensitive sectors relative to the index. During the reporting period, the relatively defensive sectors of minerals, retail, consumer durables, health services and energy services outperformed the markets. With the exception of energy services, we were underweighted in all of these leading sectors. The Fund was also hampered by its exposure to small-cap stocks, which underperformed mid-cap stocks.

Against an uncertain economic backdrop, however, we found some high-quality, small-cap growth stocks selling at what we believed were attractive valuations. Many small-cap growth issues were available at prices below their post-September 11 lows despite a healthier economy and lowered cost structures. Thus, we selected many of what we considered quality growth stocks across all sectors.

Looking forward, we cannot precisely predict when enterprise spending will recover or when confidence in the capital markets will return. However, despite the uncertainty and suspicion that exist today, we believe this country has a strong foundation for economic growth and an effective system of capital markets regulation that, for all its faults, is still unrivaled in the world. As fear and skepticism continue to drive equity prices lower, we will actively seek, evaluate and invest in what we believe to be superior, small-cap growth companies with honest management teams whose businesses have the potential to grow as the economy recovers.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

 Franklin Small Cap Fund buys small-cap stocks that the managers believe will appreciate in value. When our strategy is successful, our small-cap holdings grow to be mid- and sometimes large-cap stocks. For this reason, the Fund's average market cap has tended to grow as many holdings in excellent small-cap companies have grown, sometimes dramatically. Given the Fund's strategy, the managers believe the Fund's average market cap has ranged, and likely will continue to range, from small to mid cap.



                    Top 10 Holdings
                    Franklin Small Cap Fund
                    6/30/02

                    Company                      % of Total
                    Sector/Industry              Net Assets
                    ---------------------------------------

                    Integrated Circuit
                    Systems Inc.                    1.8%
                    Electronic Technology

                    Affiliated Computer Services
                    Inc., A                         1.8%
                    Technology Services

                    Gentex Corp.                    1.5%
                    Producer Manufacturing

                    Expeditors International of
                    Washington Inc.                 1.4%
                    Transportation

                    Newfield Exploration Co.        1.4%
                    Energy Minerals

                    Varco International Inc.        1.3%
                    Industrial Services

                    Nova Chemicals Corp.            1.3%
                    Process Industries

                    Micrel Inc.                     1.3%
                    Electronic Technology

                    Mettler-Toledo
                    International Inc.              1.2%
                    Producer Manufacturing

                    C.H. Robinson
                    Worldwide Inc.                  1.2%
                    Transportation

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

FSC-2

PERFORMANCE SUMMARY AS OF 6/30/02

Franklin Small Cap Fund - Class 2 delivered a -17.62% cumulative total return for the six-month period ended 6/30/02. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

          Franklin Small Cap Fund - Class 2*
          Periods ended 6/30/02
                                                               Since
                                                             Inception
                                             1-Year  5-Year  (11/1/95)
          ------------------------------------------------------------
          Cumulative Total Return            -21.32% +25.73%  +79.41%
          Average Annual Total Return        -21.32%  +4.69%   +9.16%
          Value of $10,000 Investment         $7,868 $12,573  $17,941

*Because Class 2 shares were not offered until 1/6/99, standardized Class 2 Fund performance for prior periods represents the historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance. Since 1/6/99 (commencement of sales), the cumulative and average annual total returns of Class 2 shares were +12.51% and +3.44%.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Franklin Small Cap Fund - Class 2


 Performance reflects the Fund's Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                          FSC-3
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights


                                                                              Class 1
                                                -------------------------------------------------------------------
                                                Six Months Ended                Year Ended December 31,
                                                 June 30, 2002   --------------------------------------------------
                                                  (unaudited)       2001       2000      1999      1998      1997
                                                ---------------- ---------  ---------  --------  --------  --------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........    $   17.97     $   21.25  $   26.87  $  13.72  $  15.05  $  13.20
                                                ---------------- ---------  ---------  --------  --------  --------
Income from investment operations:
  Net investment income (loss)/a/..............         (.01)          .09        .11      (.01)      .07       .01
  Net realized and unrealized gains (losses)...        (3.14)        (3.28)     (3.81)    13.25      (.20)     2.24
                                                ---------------- ---------  ---------  --------  --------  --------
Total from investment operations...............        (3.15)        (3.19)     (3.70)    13.24      (.13)     2.25
                                                ---------------- ---------  ---------  --------  --------  --------
Less distributions from:
  Net investment income........................         (.07)         (.09)        --      (.08)     (.01)     (.03)
  Net realized gains...........................           --            --      (1.92)     (.01)    (1.19)     (.37)
                                                ---------------- ---------  ---------  --------  --------  --------
Total distributions............................         (.07)         (.09)     (1.92)     (.09)    (1.20)     (.40)
                                                ---------------- ---------  ---------  --------  --------  --------
Net asset value, end of period.................    $   14.75     $   17.97  $   21.25  $  26.87  $  13.72  $  15.05
                                                ---------------- ---------  ---------  --------  --------  --------

Total return/b/................................     (17.56)%      (15.02)%   (14.60)%    96.94%    (.98)%    17.42%

Ratios/supplemental data
Net assets, end of period (000's)..............    $ 214,593     $ 266,694  $ 387,474  $488,062  $315,460  $313,462
Ratios to average net assets:
  Expenses.....................................        1.07%/c/       .76%       .75%      .77%      .77%      .77%
  Net investment income (loss).................       (.10)%/c/       .50%       .42%    (.05)%      .51%      .06%
Portfolio turnover rate........................       14.82%        37.94%     19.49%    39.49%    53.01%    64.07%

/a/Basedon average shares outstanding effective year ended December 31, 1999. /b/Totalreturn does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized

FSC-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights (continued)


                                                                    Class 2
                                                ---------------------------------------------
                                                Six Months Ended     Year Ended December 31,
                                                 June 30, 2002   ----------------------------
                                                  (unaudited)       2001       2000     1999/d/
                                                ---------------------------------------------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........    $   17.85     $   21.14  $   26.80  $14.25
                                                ---------------------------------------------
Income from investment operations:
  Net investment income (loss)/a/..............         (.03)          .03        .12    (.04)
  Net realized and unrealized gains (losses)...        (3.11)        (3.25)     (3.86)  12.68
                                                ---------------------------------------------
Total from investment operations...............        (3.14)        (3.22)     (3.74)  12.64
                                                ---------------------------------------------
Less distributions from:
  Net investment income........................         (.04)         (.07)        --    (.08)
  Net realized gains...........................           --            --      (1.92)   (.01)
                                                ---------------------------------------------
Total distributions............................         (.04)         (.07)     (1.92)   (.09)
                                                ---------------------------------------------
Net asset value, end of period.................    $   14.67     $   17.85  $   21.14  $26.80
                                                ---------------------------------------------
Total return/b/................................     (17.62)%      (15.25)%   (14.76)%  89.05%

Ratios/supplemental data
Net assets, end of period (000's)..............    $ 407,250     $ 401,663  $ 301,420  $6,156
Ratios to average net assets:
  Expenses.....................................        1.32%/c/      1.01%      1.00%   1.02%/c/
  Net investment income (loss).................      (1.35)%/c/       .19%       .49%  (.18)%/c/
Portfolio turnover rate........................       14.82%        37.94%     19.49%  39.49%

/a/Basedon average shares outstanding.
/b/Totalreturn does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/Forthe period January 6, 1999 (effective date) to December 31, 1999.


                                                                          FSC-5
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2002 (unaudited)

                                                      SHARES     VALUE
       ------------------------------------------------------------------
       Common Stocks 90.6%
       /a/Commercial Services 3.9%
       Administaff Inc............................... 215,000 $ 2,150,000
       Answerthink Inc............................... 138,900     526,430
       Corporate Executive Board Co.................. 110,000   3,767,500
       DoubleClick Inc............................... 188,700   1,400,154
       Lamar Advertising Co., A......................  32,000   1,190,720
       Learning Tree International Inc...............  52,000     964,080
       Maximus Inc................................... 225,000   7,132,500
       Pittston Brinks Group......................... 134,400   3,225,600
       ProBusiness Services Inc...................... 103,000   1,500,607
       Resources Connection Inc......................  74,600   2,013,454
       Robert Half International Inc.................  19,000     442,700
                                                              -----------
                                                               24,313,745
                                                              -----------
       Communications .5%
       /a/Alaska Communications Systems Holdings Inc.  86,900     412,688
       /a/AT&T Wireless Services Inc................. 236,610   1,384,169
       CenturyTel Inc................................  40,900   1,206,550
                                                              -----------
                                                                3,003,407
                                                              -----------
       Consumer Durables 1.0%
       The Black & Decker Corp....................... 130,000   6,266,000
                                                              -----------
       Consumer Non-Durables 1.8%
       Adolph Coors Co., B...........................  65,000   4,049,500
       /a/Dean Foods Inc.............................  41,800   1,559,140
       /a/Jones Apparel Group Inc....................  34,200   1,282,500
       /a/Timberland Co., A..........................  70,000   2,507,400
       Wolverine World Wide Inc......................  84,800   1,479,760
                                                              -----------
                                                               10,878,300
                                                              -----------
       /a/Consumer Services 4.0%
       Brinker International Inc.....................  36,800   1,168,400
       CEC Entertainment Inc.........................  25,000   1,032,500
       DeVry Inc..................................... 135,000   3,083,400
       Entercom Communications Corp..................  62,000   2,845,800
       Entravision Communications Corp............... 285,900   3,502,275
       Hispanic Broadcasting Corp., A................ 226,100   5,901,210
       Insight Communications Co. Inc., A............  90,400   1,100,168
       Jack in the Box Inc...........................  72,200   2,295,960
       Mediacom Communications Corp., A.............. 220,000   1,713,800
       Radio One Inc.................................  39,500     587,365
       Radio One Inc., D.............................  42,900     637,923
       Ticketmaster Inc., B..........................  50,000     935,500
                                                              -----------
                                                               24,804,301
                                                              -----------
       Distribution Services 1.1%
       /a/Andrx Group................................  14,500     391,065
       /a/Aramark Corp., B...........................  10,000     250,000
       Fleming Cos. Inc.............................. 200,000   3,630,000
       /a/Performance Food Group Co..................  70,300   2,380,358
                                                              -----------
                                                                6,651,423
                                                              -----------

FSC-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                       SHARES     VALUE
     ----------------------------------------------------------------------
     Common Stocks (cont.)
     Electronic Technology 20.1%
     /a/Advanced Energy Industries Inc................ 175,000 $  3,881,500
     /a/Advanced Fibre Communications Inc............. 175,000    2,894,500
     /a/Aeroflex Inc..................................  31,500      218,925
     /a/Anaren Microwave Inc.......................... 240,200    2,075,328
     /a/Avocent Corp.................................. 140,000    2,228,800
     /a/Caliper Technologies Corp.....................  25,000      208,750
     /a/Catapult Communications Corp..................  38,600      844,220
     /a/CIENA Corp.................................... 252,973    1,059,959
     /a/Cirrus Logic Inc.............................. 425,000    3,183,250
     /a/Coherent Inc..................................  90,400    2,670,326
     /a/Credence Systems Corp......................... 403,600    7,171,972
     /a/DDI Corp...................................... 722,000      721,278
     /a/DMC Stratex Networks Inc......................  61,100      122,810
     /a/DRS Technologies Inc.......................... 106,400    4,548,600
     /a/EMCORE Corp...................................  89,200      535,200
     /a/Integrated Circuit Systems Inc................ 550,000   11,104,500
     /a/Intersil Corp................................. 116,500    2,490,770
     /a/Kronos Inc....................................  50,000    1,524,450
     /a/L-3 Communications Holdings Inc............... 114,400    6,177,600
     /a/Lam Research Corp............................. 400,000    7,192,000
     /a/Lattice Semiconductor Corp.................... 119,000    1,040,060
     /a/McDATA Corp., A............................... 415,000    3,656,150
     /a/Micrel Inc.................................... 548,300    7,884,554
     /a/Novellus Systems Inc.......................... 128,500    4,369,000
     /a/Oak Technology Inc............................ 243,000    1,100,790
     PerkinElmer Inc.................................. 450,000    4,972,500
     /a/PLX Technology Inc............................ 200,000      850,000
     /a/PMC-Sierra Inc. (Canada)...................... 166,502    1,543,474
     /a/Polycom Inc................................... 140,300    1,682,197
     /a/Powerwave Technologies Inc.................... 210,400    1,927,264
     /a/QLogic Corp...................................  11,400      434,340
     /a/Rudolph Technologies Inc...................... 126,500    3,153,645
     /a/Semtech Corp.................................. 250,000    6,675,000
     /a/Sierra Wireless Inc. (Canada).................  11,900       40,103
     /a/Silicon Laboratories Inc......................  39,200    1,060,752
     /a/Skyworks Solutions Inc........................  60,700      336,885
     /a/Synopsys Inc.................................. 102,400    5,612,544
     /a/Tekelec....................................... 101,000      811,030
     /a/Tektronix Inc................................. 375,000    7,016,250
     /a/Varian Semiconductor Equipment Associates Inc. 200,000    6,786,000
     /a/Veeco Instruments Inc.........................  28,560      660,022
     /a/Waters Corp................................... 100,000    2,670,000
                                                               ------------
                                                                125,137,298
                                                               ------------
     Energy Minerals 4.5%
     Cabot Oil & Gas Corp., A......................... 165,000    3,770,250
     /a/Chesapeake Energy Corp........................ 331,900    2,389,680
     /a/Forest Oil Corp...............................  70,000    1,990,100
     /a/Newfield Exploration Co....................... 230,000    8,549,100
     /a/Pure Resources Inc............................  52,057    1,082,786

                                                                          FSC-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                   SHARES     VALUE
         -------------------------------------------------------------
         Common Stocks (cont.)
         Energy Minerals (cont.)
         /a/Spinnaker Exploration Co..............  90,000 $ 3,241,800
         /a/Stone Energy Corp.....................  66,611   2,681,093
         /a/Swift Energy Co....................... 100,000   1,579,000
         /a/Tom Brown Inc......................... 100,000   2,835,000
                                                           -----------
                                                            28,118,809
                                                           -----------
         Finance 8.6%
         /a/Affiliated Managers Group Inc.........  28,000   1,722,000
         Alexandria Real Estate Equities Inc......  21,000   1,036,140
         Allied Capital Corp...................... 150,000   3,397,500
         American Capital Strategies Ltd..........  35,000     961,450
         /a/Bank United Corp......................  53,200       4,788
         City National Corp.......................  21,500   1,155,625
         Commerce Bancorp Inc.....................  24,840   1,097,928
         Federated Investors Inc., B.............. 192,900   6,668,553
         General Growth Properties Inc............  52,000   2,652,000
         Glenborough Realty Trust Inc.............  49,000   1,161,300
         Golden State Bancorp Inc................. 109,000   3,951,250
         /a/Investment Technology Group Inc.......  55,000   1,798,500
         /a/Knight Trading Group Inc.............. 126,000     660,240
         /a/Labranche & Co. Inc................... 125,000   2,862,500
         MeriStar Hospitality Corp................ 100,000   1,525,000
         National Commerce Financial Corp......... 153,000   4,023,900
         Radian Group Inc.........................  77,676   3,794,473
         Reinsurance Group of America Inc.........  84,600   2,607,372
         /a/Silicon Valley Bancshares............. 145,100   3,824,836
         SL Green Realty Corp.....................  38,700   1,379,655
         TCF Financial Corp.......................  85,000   4,173,500
         Waddell & Reed Financial Inc., A......... 110,000   2,521,200
         Wilmington Trust Corp....................  19,600     597,800
                                                           -----------
                                                            53,577,510
                                                           -----------
         /a/Health Services 2.4%
         AdvancePCS...............................  15,200     363,888
         Alliance Imaging Inc.....................  57,900     781,650
         Caremark RX Inc..........................  84,900   1,400,850
         Community Health Systems Inc.............  40,000   1,072,000
         Laboratory Corp. of America Holdings.....  58,000   2,647,700
         PDI Inc..................................  74,700   1,157,103
         Pharmaceutical Product Development Inc...  75,000   1,975,500
         Renal Care Group Inc.....................  97,350   3,032,453
         Triad Hospitals Inc......................  61,100   2,589,418
                                                           -----------
                                                            15,020,562
                                                           -----------
         Health Technology 6.3%
         /a/Abgenix Inc...........................  50,800     502,412
         /a/Alkermes Inc..........................  52,800     845,328
         Alpharma Inc., A......................... 140,400   2,383,992
         /a/American Medical Systems Holdings Ltd.  22,100     443,326
         /a/Barr Laboratories Inc.................  12,600     800,478
         /a/Cerus Corp............................  31,600   1,070,608
         /a/Enzon Inc.............................  27,900     686,619

FSC-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                           SHARES     VALUE
  ----------------------------------------------------------------------------
  Common Stocks (cont.)
  Health Technology (cont.)
  /a/Epoch Biosciences Inc................................  50,900 $    92,638
  /a/First Horizon Pharmaceutical Corp....................  72,500   1,500,025
  Galen Holdings PLC, ADR (United Kingdom)................  50,600   1,416,076
  /a/Genta Inc............................................   9,600      79,584
  ICN Pharmaceuticals Inc................................. 147,200   3,563,712
  /a/Integra LifeSciences Holdings Corp...................  85,900   1,868,325
  /a/Intermune Inc........................................  97,700   2,061,470
  /a/Medimmune Inc........................................  70,000   1,848,000
  /a/Millennium Pharmaceuticals Inc....................... 101,292   1,230,698
  /a/Neurocrine Biosciences Inc...........................  21,500     615,975
  /a/NPS Pharmaceuticals Inc.............................. 155,000   2,374,600
  /a/OSI Pharmaceuticals Inc.............................. 114,000   2,738,280
  /a/Shire Pharmaceuticals Group PLC, ADR (United Kingdom)  44,300   1,143,383
  /a/SICOR Inc............................................  51,700     958,518
  /a/Thoratec Corp........................................ 420,800   3,782,992
  /a/Varian Medical Systems Inc........................... 133,400   5,409,370
  /a/Ventana Medical Systems Inc..........................  42,700     937,265
  /a/Versicor Inc.........................................  22,600     303,970
  /a/Visible Genetics Inc. (Canada).......................  98,400     187,944
                                                                   -----------
                                                                    38,845,588
                                                                   -----------
  Industrial Services 5.6%
  /a/Allied Waste Industries Inc.......................... 250,000   2,400,000
  /a/Atwood Oceanics Inc..................................  59,200   2,220,000
  /a/Core Laboratories NV (Netherlands)................... 100,000   1,202,000
  /a/Grey Wolf Inc........................................ 568,800   2,309,328
  /a/Hydril Co............................................  29,314     785,615
  /a/Oil States International Inc......................... 200,000   2,380,000
  /a/Pride International Inc.............................. 270,000   4,228,200
  Rowan Cos. Inc.......................................... 300,000   6,435,000
  /a/Superior Energy Services Inc......................... 285,000   2,892,750
  /a/Trico Marine Services Inc............................ 127,200     863,688
  /a/Varco International Inc.............................. 475,000   8,331,500
  /a/Waste Connections Inc................................  16,600     518,584
                                                                   -----------
                                                                    34,566,665
                                                                   -----------
  Non-Energy Minerals .6%
  Lafarge North America Inc............................... 100,000   3,515,000
  Reliance Steel & Aluminum Co............................  13,500     411,750
                                                                   -----------
                                                                     3,926,750
                                                                   -----------
  Process Industries 5.9%
  Bowater Inc............................................. 100,000   5,437,000
  Bunge Ltd............................................... 237,300   5,007,030
  ChemFirst Inc...........................................  50,000   1,432,500
  /a/CUNO Inc.............................................  12,800     463,104
  FMC Corp................................................ 150,000   4,525,500
  Minerals Technologies Inc...............................  50,000   2,466,000
  Nova Chemicals Corp. (Canada)........................... 350,000   7,889,000
  Olin Corp............................................... 275,500   6,102,325
  Valspar Corp............................................  70,300   3,173,342
                                                                   -----------
                                                                    36,495,801
                                                                   -----------

                                                                          FSC-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                        SHARES     VALUE
     ----------------------------------------------------------------------
     Common Stocks (cont.)
     Producer Manufacturing 6.8%
     CNH Global NV (Netherlands)....................... 650,000 $ 2,619,500
     Cummins Inc.......................................  25,000     827,500
     /a/Gentex Corp.................................... 339,400   9,323,318
     Gibraltar Steel Corp..............................  52,800   1,171,632
     /a/Mettler-Toledo International Inc. (Switzerland) 200,000   7,374,000
     Milacron Inc...................................... 239,500   2,430,925
     Oshkosh Truck Corp................................  65,000   3,842,150
     /a/Power-One Inc.................................. 294,600   1,832,412
     Roper Industries Inc..............................  62,000   2,312,600
     /a/Varian Inc..................................... 195,100   6,428,545
     Wilson Greatbatch Technologies Inc................ 150,000   3,822,000
                                                                -----------
                                                                 41,984,582
                                                                -----------
     Retail Trade 1.3%
     /a/Abercrombie & Fitch Co., A.....................  44,000   1,061,280
     /a/Barnes & Noble Inc............................. 121,000   3,198,030
     Fred's Inc........................................  55,000   2,022,900
     /a/The Men's Wearhouse Inc........................  42,000   1,071,000
     /a/Tuesday Morning Corp...........................  50,000     928,000
                                                                -----------
                                                                  8,281,210
                                                                -----------
     /a/Technology Services 11.5%
     Actuate Corp...................................... 122,700     552,150
     Affiliated Computer Services Inc., A.............. 231,800  11,005,864
     Aspen Technology Inc.............................. 475,000   3,961,500
     Borland Software Corp............................. 545,000   5,613,500
     Brio Software Inc.................................  93,400     107,410
     Check Point Software Technologies Ltd. (Israel)...  70,200     951,912
     CNET Networks Inc................................. 119,390     237,586
     Documentum Inc....................................  58,600     703,200
     Entrust Inc....................................... 750,000   2,040,000
     HNC Software Inc.................................. 145,000   2,421,500
     Informatica Corp.................................. 500,000   3,545,000
     Inforte Corp......................................  81,000     803,520
     Internet Security Systems Inc.....................   8,400     110,208
     Interwoven Inc.................................... 300,000     915,000
     Intuit Inc........................................  67,800   3,371,016
     Liberate Technologies Inc.........................  64,900     171,270
     Manugistics Group Inc............................. 125,000     763,750
     MatrixOne Inc.....................................  27,300     164,073
     Mercury Interactive Corp..........................  63,100   1,448,776
     Micromuse Inc..................................... 370,000   1,646,500
     National Instruments Corp......................... 191,200   6,225,472
     Netiq Corp........................................ 250,000   5,657,500
     Nuance Communications Inc.........................  58,500     244,530
     Openwave Systems Inc.............................. 425,026   2,384,396
     Precise Software Solutions Ltd. (Israel).......... 200,000   1,910,000
     Predictive Systems Inc............................  65,000      20,150
     Quest Software Inc................................ 103,300   1,500,949
     Retek Inc......................................... 175,000   4,252,500
     RSA Security Inc.................................. 200,000     962,000
     Sapient Corp...................................... 202,200     214,332

FSC-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                      SHARES     VALUE
------------------------------------------------------------------------------------------
Common Stocks (cont.)
/a/Technology Services (cont.)
Serena Software Inc.............................................      37,400 $    512,279
SonicWALL Inc...................................................     175,000      878,500
SpeechWorks International Inc...................................      15,100       55,553
VERITAS Software Corp...........................................      32,650      646,144
Verity Inc......................................................     150,000    1,663,500
webMethods Inc..................................................     355,000    3,514,500
Wind River Systems Inc..........................................      75,000      375,750
                                                                             ------------
                                                                               71,551,790
                                                                             ------------
Transportation 4.2%
/a/Alaska Air Group Inc.........................................      61,100    1,594,710
/a/Atlantic Coast Airlines Holdings Inc.........................     248,000    5,381,600
C.H. Robinson Worldwide Inc.....................................     216,800    7,269,304
Expeditors International of Washington Inc......................     272,600    9,039,415
SkyWest Inc.....................................................     120,000    2,806,800
UTI Worldwide Inc...............................................      14,100      278,757
                                                                             ------------
                                                                               26,370,586
                                                                             ------------
Utilities .5%
Atmos Energy Corp...............................................      75,000    1,758,000
Energen Corp....................................................      44,100    1,212,750
/a/Sierra Pacific Resources.....................................      54,700      426,660
                                                                             ------------
                                                                                3,397,410
                                                                             ------------
Total Common Stocks (Cost $618,011,674).........................              563,191,737
                                                                             ------------
/a,b/Preferred Stock
Electronic Technology
3Ware Inc., pfd., D (Cost $229,176).............................      41,093           --
                                                                             ------------
Total Long Term Investments (Cost $618,240,850).................              563,191,737
                                                                             ------------
Short Term Investments 9.9%
Mutual Fund 9.9%
/c/Franklin Institutional Fiduciary Trust Money Market Portfolio  61,372,943   61,372,943
                                                                             ------------

                                                                  PRINCIPAL
                                                                   AMOUNT
                                                                 -----------
Convertible Bonds
/b/Electronic Technology
3Ware Inc., cvt., zero cpn., 9/04/02............................ $   124,480      124,480
                                                                             ------------
Total Short Term Investments (Cost $61,497,423).................               61,497,423
                                                                             ------------
Total Investments (Cost $679,738,273) 100.5%....................              624,689,160
Other Assets, less Liabilities (.5)%............................               (2,846,769)
                                                                             ------------
Net Assets 100.0%...............................................             $621,842,391
                                                                             ------------


/a/Non-incomeproducing
/b/SeeNote 6 regarding restricted securities.
/c/TheFranklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

                                                                         FSC-11
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements


Statement of Assets and Liabilities
June 30, 2002 (unaudited)

     Assets:
       Investments in securities:
         Cost............................................... $679,738,273
                                                             ------------
         Value..............................................  624,689,160
       Receivables:
         Investment securities sold.........................    1,412,156
         Capital shares sold................................      370,717
         Dividends..........................................      112,323
                                                             ------------
          Total assets......................................  626,584,356
                                                             ------------
     Liabilities:
       Payables:
         Investment securities purchased....................    2,275,938
         Capital shares redeemed............................    1,748,867
         Affiliates.........................................      564,173
         Funds advanced by custodian........................        7,919
       Other liabilities....................................      145,068
                                                             ------------
          Total liabilities.................................    4,741,965
                                                             ------------
            Net assets, at value............................ $621,842,391
                                                             ------------
     Net assets consist of:
       Undistributed net investment loss.................... $   (628,339)
       Net unrealized depreciation..........................  (55,049,113)
       Accumulated net realized loss........................  (71,109,741)
       Capital shares.......................................  748,629,584
                                                             ------------
            Net assets, at value............................ $621,842,391
                                                             ------------
     Class 1:
       Net assets, at value................................. $214,592,850
                                                             ------------
       Shares outstanding...................................   14,546,112
                                                             ------------
       Net asset value and maximum offering price per share. $      14.75
                                                             ------------
     Class 2:
       Net assets, at value................................. $407,249,541
                                                             ------------
       Shares outstanding...................................   27,767,555
                                                             ------------
       Net asset value and maximum offering price per share. $      14.67
                                                             ------------


FSC-12
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2002 (unaudited)

      Investment income:
        Dividends......................................... $   2,165,169
                                                           -------------
      Expenses:
        Management fees (Note 3)..........................     1,531,616
        Administrative fees (Note 3)......................       828,669
        Distribution fees - Class 2 (Note 3)..............       524,186
        Reports to shareholders...........................       110,226
        Other.............................................        37,112
                                                           -------------
          Total expenses..................................     3,031,809
                                                           -------------
             Net investment loss..........................      (866,640)
                                                           -------------
      Realized and unrealized gains (losses):
        Net realized loss from investments................   (24,326,939)
        Net unrealized depreciation on investments........  (104,147,315)
                                                           -------------
      Net realized and unrealized loss....................  (128,474,254)
                                                           -------------
      Net decrease in net assets resulting from operations $(129,340,894)
                                                           -------------

                                                                         FSC-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                                                             Six Months          Year
                                                                                Ended            Ended
                                                                            June 30, 2002  December 31, 2001
                                                                            -------------  -----------------
Increase (decrease) in net assets:
  Operations:
    Net investment income.................................................. $    (866,640)   $   2,096,281
    Net realized loss from investments and foreign currency transactions...   (24,326,939)     (28,388,262)
    Net unrealized depreciation on investments.............................  (104,147,315)     (80,822,391)
                                                                            -------------------------------
     Net decrease in net assets resulting from operations..................  (129,340,894)    (107,114,372)
  Distributions to shareholders from:
    Net investment income:
     Class 1...............................................................      (968,152)      (1,494,401)
     Class 2...............................................................      (994,005)      (1,228,650)
                                                                            -------------------------------
  Total distributions to shareholders......................................    (1,962,157)      (2,723,051)
  Capital share transactions: (Note 2)
     Class 1...............................................................    (4,571,109)     (60,969,661)
     Class 2...............................................................    89,359,721      150,270,069
                                                                            -------------------------------
  Total capital share transactions.........................................    84,788,612       89,300,408
     Net decrease in net assets............................................   (46,514,439)     (20,537,015)
Net assets :
  Beginning of period......................................................   668,356,830      688,893,845
                                                                            -------------------------------
  End of period............................................................ $ 621,842,391    $ 668,356,830
                                                                            -------------------------------
Undistributed net investment income (loss) included in net assets:
  End of period............................................................ $    (628,339)   $   2,200,458
                                                                            -------------------------------

FSC-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). Franklin Small Cap Fund (the
Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Distributions received by the Fund from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                                         FSC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                   Six Months Ended              Year Ended
                                                     June 30, 2002            December 31, 2001
                                               ------------------------  ---------------------------
                                                 Shares       Amount        Shares        Amount
Class 1 Shares:                                ----------  ------------  -----------  -------------
Share Sold....................................    769,411  $ 13,263,801    5,216,738  $  93,510,478
Shares issued on merger (Note 7)..............  1,202,758    20,098,091           --             --
Shares issued in reinvestment of distributions     63,569       968,152       81,975      1,494,401
Shares redeemed............................... (2,334,254)  (38,901,153)  (8,687,695)  (155,974,540)
                                               ----------------------------------------------------
Net decrease..................................   (298,516) $ (4,571,109)  (3,388,982) $ (60,969,661)
                                               ----------------------------------------------------
Class 2 Shares:
Share Sold....................................  8,943,072  $150,506,404   24,732,130  $ 440,412,015
Shares issued on merger (Note 7)..............     36,720       609,184           --             --
Shares issued in reinvestment of distributions     65,654       994,005       67,732      1,228,650
Shares redeemed............................... (3,782,539)  (62,749,872) (16,555,130)  (291,370,596)
                                               ----------------------------------------------------
Net increase..................................  5,262,907  $ 89,359,721    8,244,732  $ 150,270,069
                                               ----------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers. The Fund earned dividend income of $1,116,470 from the investment in the Sweep Money Fund.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

     Annualized Fee Rate                 Daily Net Assets
     ---------------------------------------------------------------------
                    .55% First $500 million
                    .45% Over $500 million, up to and including $1 billion
                    .40% Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Fund pays an administration fee to FT Services of .25% per year of the average daily net assets of the Fund.

FSC-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

Management fees were reduced on assets invested in the Sweep Money Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                Capital loss carryovers expiring in:
                  2008.............................. $11,665,898
                  2009..............................  23,892,226
                                                     -----------
                                                     $35,558,124
                                                     -----------

At December 31, 2001, the Fund has deferred capital losses occurring subsequent to October 31, 2001 of $10,945,756. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At June 30, 2002, the net unrealized depreciation based on the cost of investments for income tax purposes of $680,134,070 was as follows:

                   Unrealized appreciation.... $  87,808,687
                   Unrealized depreciation....  (143,253,597)
                                               -------------
                   Net unrealized depreciation $ (55,444,910)
                                               -------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $246,201,423 and $81,873,654, respectively.

                                                                         FSC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (unaudited) (continued)


6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At June 30, 2002, the Fund held restricted securities as follows:

Principal/                                          Acquisition
  Shares                  Issuer                       Date           Cost   Value
-------------------------------------------------------------------------------------
   41,093  3 Ware Inc., pfd., D                       7/28/00       $229,176 $     --
 $124,480  3 Ware Inc., cvt., zero cpn., 9/04/02 10/18/01 - 5/07/02  124,480  124,480
                                                                             --------
           Total Restricted Securities (.02% of net assets)                  $124,480
                                                                             --------

7. MERGER OF FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

On May 1, 2002, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Franklin Small Cap Growth Fund (Small Cap) acquired the net assets of the FTVIPT - Franklin Global Health Care Securities Fund (Health Care) pursuant to a plan of reorganization. The merger was accomplished by a taxable exchange, and accounted for as a purchase.

The selected financial information and shares outstanding immediately before and after the acquisition were as follows.

                                   Class 1                        Class 2
                        ------------------------------ ------------------------------
                         Net Assets   NAV     Shares    Net Assets   NAV     Shares
Fund Name               ------------ ------ ---------- ------------ ------ ----------
Health Care............ $ 20,098,091 $11.53  1,743,180 $    609,184 $11.46     53,527
Small Cap.............. $233,620,637 $16.71 13,979,515 $438,722,582 $16.59  6,447,283
Small Cap - post merger $253,718,728 $16.71 15,182,273 $439,331,766 $16.59 26,447,283

                                  Fund Level
                        ------------------------------
                         Net Assets           Shares
Fund Name               ------------ ------ ----------
Health Care............ $ 20,707,275         1,796,707
Small Cap.............. $672,343,219        40,426,798
Small Cap - post merger $693,050,494        41,666,276

FSC-18

                                                             INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.
--------------------------------------------------------------------------------
Credit Suisse First Boston High Yield (CSFB HY) Index is a trader-priced portfolio constructed to mirror the high yield debt market.
--------------------------------------------------------------------------------
Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return for the Dow is calculated by Wilshire Associates, Inc.
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Global (EMBIG) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.
--------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $U.S.
--------------------------------------------------------------------------------
J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer.
--------------------------------------------------------------------------------
Lipper VIP Equity Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity
Income Funds Classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds are defined as a fund that seeks relatively high current income and growth of income through investing at least 65% of its portfolio in dividend paying equity securities. As of 6/30/02, there were 49 funds in this category. Lipper calculations do not include fees or expenses. Fund performance relative to the average might have differed if such charges had been considered.

--------------------------------------------------------------------------------
Lipper VIP High Current Yield Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds Classification in the Lipper VIP underlying funds universe. Lipper High Current Yield Funds are defined as a fund that aims at high (relative) current yield from fixed income securities, has no quality or maturity restrictions, and tends to invest in lower grade debt issues. As of 6/30/02, there were 79 funds in this category. Lipper calculations do not include fees or expenses. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Lipper VIP Multi-Cap Value Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Cap Value Funds Classification in the Lipper VIP underlying funds universe. Lipper Multi-Cap Value Funds are defined as funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitaliza- tion range over an extended period of time. As of 6/30/02, there were 94 funds in this category. Lipper calculations do not include fees or expenses. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index
is market capitalization-weighted and measures the total returns of equity securities available to foreign (non-local) inves-
tors in the developed and emerging markets globally.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets in Europe, Australasia and the Far East.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) World Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets globally.
--------------------------------------------------------------------------------
National Association of Securities Dealers Automated Quotations (Nasdaq) Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

--------------------------------------------------------------------------------
Russell 1000(R) Index is market capitalization-weighted and measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represented approximately 92% of the total market capitalization of the Russell 3000 Index, as of June 30, 2002.
--------------------------------------------------------------------------------
Russell 2000(R) Index is market capitalization-weighted and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represented approximately 8% of the total market capitalization of the Russell 3000 Index, as of June 30, 2002.
--------------------------------------------------------------------------------
Russell 2000 Value Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Russell 2500(TM) Growth Index is market capitalization-weighted and measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------
Russell 3000(R) Index is market capitalization-weighted and measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represented approximately 98% of the investable U.S. equity market, as of June 30, 2002.
--------------------------------------------------------------------------------
Russell 3000 Growth Index is market capitalization-weighted and measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------
Russell 3000 Value Index is market capitalization-weighted and that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Russell Midcap(R) Value Index is market capitalization-weighted and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representa- tion. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
--------------------------------------------------------------------------------
Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). The index is capitalization-weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.
--------------------------------------------------------------------------------

[GRAPHIC]

One Franklin Parkway
San Mateo, CA 94403-1906

Semiannual Report

Franklin Templeton Variable Insurance Products Trust

Investment Managers
Franklin Advisers, Inc.
Franklin Advisory Services, LLC
Franklin Mutual Advisers, LLC
Templeton Asset Management, Ltd., Singapore
Templeton Global Advisors Limited
Templeton Investment Counsel, LLC

Distributor
Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are sold only to insurance company separate accounts ("Separate Account") to serve as the investment vehicles for both variable annuity and variable life insurance contracts. This report must be preceded or accompanied by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses, which contain more detailed information, including sales charges, risks and advantages. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls may be identified by the presence of a regular beeping tone.

FTVIP S2002 8/02   [GRAPHIC]

                                                                        Class 1

                                                                        Class 2

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                  Please detach at perforation before mailing.


PROXY                    SPECIAL SHAREHOLDERS' MEETING OF                 PROXY
             FRANKLIN TECHNOLOGY SECURITIES FUND - FEBRUARY 26, 2003

This proxy is solicited by the Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the Trust), on behalf of its series Franklin Technology Securities Fund (Technology). The undersigned appoints Murray L. Simpson, Harmon E. Burns, Karen L. Skidmore and Joan E. Boros, with full power of substitution, to vote all the shares of Technology attributable to him or her at the special meeting of shareholders (Meeting) to be held at One Franklin Parkway at 11:00 a.m. Pacific time on February 26, 2003, and any adjournment of the Meeting, as indicated on the reverse side of this card.

By signing and dating the lower portion of this card you authorize the proxies to vote your shares as marked on the reverse side.

                                           ----------------------------------
                                           CONTROL NUMBER:  999 9999 9999 999
                                           ----------------------------------


                                           ----------------------------------
                                           Signature

                                           ----------------------------------
                                           Date                     12861_INS


                          (Continued on the other side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL AND GRANTING AUTHORITY TO THE PROXYHOLDERS TO VOTE ON OTHER BUSINESS.

PLEASE MARK VOTE AS IN THIS EXAMPLE [X]

Proposal 1. To approve a Plan of Reorganization involving Technology and Franklin Small Cap Fund (Small Cap), another series of the Trust, under which the following will occur:

     . The acquisition of the assets of Technology by Small Cap in exchange for shares of Small Cap.
     .    The distribution of such shares to the shareholders of Technology.
     .    The liquidation and dissolution of Technology.

                                           FOR    AGAINST    ABSTAIN
                                           [_]      [_]        [_]

Proposal 2. To vote upon any other business which may be legally presented at the Meeting and any adjournment.

                                          GRANT   WITHHOLD   ABSTAIN
                                           [_]      [_]        [_]



           IMPORTANT: PLEASE SIGN, DATE AND RETURN YOUR PROXY...TODAY
           ---------

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

                       STATEMENT OF ADDITIONAL INFORMATION
                                       OF
              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                             Dated January 15, 2003

                          Acquisition of the Assets of
                       FRANKLIN TECHNOLOGY SECURITIES FUND
                        By and in Exchange for Shares of
                             FRANKLIN SMALL CAP FUND

     (Both funds (Funds) are series of Franklin Templeton Variable Insurance
       Products Trust (Trust) an open-end management investment company.)

         This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Prospectus and Proxy Statement dated January 15, 2003 for the special meeting of the holders of beneficial interest of $0.01 par value shares of Franklin Technology Securities Fund (Technology), a non-diversified series of the Trust. The Meeting is to be held on February 26, 2003.

         The Prospectus and Proxy Statement describes certain transactions contemplated by the proposed combination of Technology with Franklin Small Cap Fund (Small Cap) pursuant to the terms of the Plan of Reorganization (Plan). Under the Plan, Small Cap will acquire all the assets and assume all the liabilities of Technology and issue in exchange Class 1 or Class 2 shares of Small Cap equal in value to the Class 1 or Class 2 shares of Technology. Technology would immediately redeem all of its outstanding shares by distributing the Small Cap shares to the insurance company separate accounts which hold its shares, and thereafter be dissolved. As a result, the separate accounts will cease to own shares of Technology and will instead own shares of Class 1 or Class 2 of Small Cap having an aggregate net asset value equal to all Class 1 and Class 2 shares of Technology at the time of the Transaction. Technology and Small Cap have each agreed to pay one-fourth of the total expenses incurred in connection with the Plan and Franklin Advisers, Inc., the investment adviser of both Funds, has agreed to pay one-half of such expenses.

                              FINANCIAL STATEMENTS

     A. The following audited historical financial statements and footnotes thereto of Technology and Small Cap, together with the report of independent auditors thereon, are incorporated herein by reference from the Trust's Annual Report to Shareholders for the year ended December 30, 2001:

          (1)  Financial Highlights for each of the Funds;

          (2) Statement of Investments for each of the Funds as of December 31, 2001;

          (3) Statement of Assets and Liabilities for each of the Funds as of December 31, 2001;

          (4) Statement of Operations for each of the Funds as of December 31, 2001;

          (5) Statement of Changes in Net Assets for each of the Funds for the years ended December 31, 2001 and 2000; and

          (6)  Notes to Financial Statements.

     B. The following unaudited historical financial statements and footnotes thereto of Technology and Small Cap are incorporated herein by reference from the Trust's Semi- Annual Report to Shareholders for the period ended June 30, 2002:

          (1)  Financial Highlights for each of the Funds (unaudited);

          (2) Statement of Investments for each of the Funds as of June 30, 2002 (unaudited);

          (3) Statement of Assets and Liabilities for each of the Funds as of June 30, 2002 (unaudited);

          (4) Statement of Operations for each of the Funds for the six months ended June 30, 2002 (unaudited);

          (5) Statement of Changes in Net Assets for each of the Funds for the six months ended June 30, 2002 (unaudited) and for the fiscal year ended December 31, 2001; and

          (6)  Notes to Financial Statements.

                                OTHER INFORMATION

               The information otherwise required to be set forth in this SAI is included in the Funds' prospectuses, both dated May 1, 2002, and Statement of Additional Information of the Trust, dated May 1, 2002, and in the Funds' Annual Reports to Shareholders for the year ended December 31, 2001, and Semi-Annual Reports to Shareholders for the period ended June 30, 2002, all of which are incorporated herein by reference.

                        SUPPLEMENT DATED DECEMBER 4, 2002
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                                dated May 1, 2002


The section under "Officers and Trustees," listing the names, ages and addresses of the Trust's officers and Board members is replaced with the following:

The name, age and address of the officers and Board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton complex are shown below.

Independent Board Members
-------------------------

                                                                        Number of
                                                                      Portfolios in
                                                                          Fund
                                                                         Complex
                                                                       Overseen by
                                                      Length of           Board           Other Directorships
Name, Age and Address            Position            Time Served         Member*                 Held
---------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (81)        Trustee             Since 1988           106          None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
President and Director, Abbott Corporation (an investment company); and
formerly, Director, MotherLode Gold Mines Consolidated (gold mining) (until
1996) and Vacu-Dry Co. (food processing) (until 1996).
---------------------------------------------------------------------------------------------------------------

HARRIS J. ASHTON (70)            Trustee             Since 1988           133          Director, Bar-S Foods
One Franklin Parkway                                                                   (meat packing company).
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002) and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
---------------------------------------------------------------------------------------------------------------

ROBERT F. CARLSON (74)           Trustee             Since 1998           42           None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Vice President and past President, Board of Administration, California Public
Employees Retirement Systems (CALPERS); and formerly, member and Chairman of the
Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
---------------------------------------------------------------------------------------------------------------


S. JOSEPH FORTUNATO (70)         Trustee             Since 1989       134              None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
-----------------------------------------------------------------------------------------------------------------

FRANK W.T. LAHAYE (73)           Trustee             Since 1988       106              Director, The California
One Franklin Parkway                                                                   Center for Land
San Mateo, CA 94403-1906                                                               Recycling
                                                                                       (redevelopment).
Principal Occupation During Past 5 Years:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management
Company (venture capital).
-----------------------------------------------------------------------------------------------------------------

GORDON S. MACKLIN (74)           Trustee             Since 1993       133              Director, White
One Franklin Parkway                                                                   Mountains Insurance
San Mateo, CA 94403-1906                                                               Group, Ltd.(holding
                                                                                       company); Martek
                                                                                       Biosciences Corporation,
                                                                                       WorldCom, Inc.
                                                                                       (communications
                                                                                       services), MedImmune,
                                                                                       Inc. (biotechnology),
                                                                                       Overstock.com (Internet
                                                                                       services), and Spacehab,
                                                                                       Inc. (aerospace services).
Principal Occupation During Past 5 Years:
Deputy Chairman, White Mountains Insurance Group, Ltd.; and formerly, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and
President, National Association of Securities Dealers, Inc. (until 1987).
-----------------------------------------------------------------------------------------------------------------



Interested Board Members and Officers
-------------------------------------
                                                                          Number of
                                                                          Portfolios in
                                                                          Fund Complex
                                                        Length of         Overseen by         Other Directorships
Name, Age and Address         Position                 Time Served        Board Member*             Held
-------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON          Chairman of the         Chairman of the     133               None
(69)                          Board and Trustee       Board and
One Franklin Parkway,                                 Trustee since
San Mateo, CA                                         1988
94403-1906

Principal Occupation During Past 5 Years:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company
International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

-------------------------------------------------------------------------------------------------------------------

**RUPERT H. JOHNSON,          President and Chief     President and       141               None
JR. (62)                      Executive Officers      Chief Executive
One Franklin Parkway,         - Investment            Officers -
San Mateo, CA                 Management, and         Investment
94403-1906                    Trustee                 Management
                                                      since October
                                                      2002, and
                                                      Trustee since
                                                      1988

Principal Occupation During Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment
Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of
48 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------------

***CHRISTOPHER H.             Trustee                 Since 2001          24                None
PINKERTON (44)
One Franklin Parkway,
San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
President, Chairman and Chief Executive Officer, USAllianz Investor Services, LLC and USAllianz Advisors;
President and Chief Executive Officer, USAllianz Investment Advisor and USAllianz VIP Trust; Senior Vice
President, Variable Products Division, Allianz Life Insurance Company of North America (Allianz Life); fellow,
Life Management Institute; and formerly, Vice President of Marketing, Nationwide Financial Services (until 1999).
-------------------------------------------------------------------------------------------------------------------


HARMON E. BURNS (57)          Vice President          Since 1988       Not Applicable    None
One Franklin Parkway,
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.;
Director, Franklin Investment Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------

MARTIN L. FLANAGAN            Vice President          Since 1995       Not Applicable    None
(42)
One Franklin Parkway,
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin
Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive
Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President
and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers,
Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor
Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton
Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and
officer and/or director or trustee, as the case may be, of 49 of the investment companies in Franklin
Templeton Investments.
-------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (55)         Senior Vice President   Since October    Not Applicable    None
500 East Broward              and Chief Executive     2002
Blvd.                         Officer-Finance and
Suite 2100 Fort               Administration
Lauderdale, FL
33394-3091

Principal Occupation During Past 5 Years: President, Franklin Templeton
Services, LLC; and officer of some of the investment companies in Franklin
Templeton Investments.
-------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (55)            Vice President          Since 2000       Not Applicable    None
One Franklin Parkway,
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director,
Property Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton
Investments; and formerly, President, Chief Executive Officer and Director, Property Resources Equity Trust
(until 1999) and Franklin Select Realty Trust(until 2000).
-------------------------------------------------------------------------------------------------------------


BARBARA J. GREEN (55)         Vice President        Since 2000        Not Applicable    None
One Franklin Parkway,
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton
Worldwide, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and formerly,
Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman,
Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of
Massachusetts) (until 1979).
-------------------------------------------------------------------------------------------------------------

MICHAEL O. MAGDOL             Vice President -      Since May 2002   Not Applicable    Director, FTI Banque, Arch
(65)                          AML Compliance                                           Chemicals, Inc. and
600 5th Avenue                                                                         Lingnan Foundation.
Rockefeller Center
New York, NY
10048-0772

Principal Occupation During Past 5 Years:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company
International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------

KIMBERLEY MONASTERIO          Treasurer and Chief   Treasurer since  Not Applicable    None
(38)                          Financial Officer     1995 and Chief
One Franklin Parkway,                               Financial
San Mateo, CA                                       Officer since
94403-1906                                          September 2002

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC.; and officer of 34 of the investment companies in
Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (65)        Vice President and    Since 2000       Not Applicable    None
One Franklin Parkway,         Secretary
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin
Templeton Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin
Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset Management Ltd. (until 1999).
-------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor
***Mr. Pinkerton is considered an interested person of the Trust because of the share ownership of Allianz Life in the Trust.

NOTE: Charles B. Johnson and Rupert A. Johnson, Jr. are brothers.



               Please keep this supplement for future reference.

                                                                   FTVIP SAI2002

FRANKLIN TEMPLETON
VARIABLE INSURANCE
PRODUCTS TRUST

CLASS 1 & 2

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2002

[insert FT logo]

                 One Franklin Parkway, San Mateo CA  94403-1906   1/800-342-3863
--------------------------------------------------------------------------------

Franklin Templeton Variable Insurance Products Trust (Trust) consists of 24 series (Fund or Funds). Each Fund offers Class 1 and Class 2 shares, which are generally available only to insurance companies for use as investment options in variable annuity or variable life insurance contracts.

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectuses. The Funds' prospectuses, dated May 1, 2002, which we may amend from time to time, contain the basic information you should know before investing in the Funds. You should read this SAI together with the Funds' prospectuses.


The audited financial statements and auditor's report in the Franklin Templeton Variable Insurance Products Trust Annual Report to Shareholders, for the fiscal year ended December 31, 2001 are incorporated by reference (are legally a part of this SAI).


To obtain a free additional copy of a prospectus for Class 1 or Class 2, or an annual report, please call Franklin Templeton at 1-800/342-3863, or your insurance company.

--------------------------------------------------------------------------------
Mutual funds, annuities, and other investment products:
..    are not insured by the Federal Deposit Insurance Corporation, the Federal
     Reserve Board, or any other agency of the U.S. government;
..    are not deposits or obligations of, or guaranteed or endorsed by, any bank;
..    are subject to investment risks, including the possible loss of principal.
--------------------------------------------------------------------------------

Contents

Introduction...................................................................
Fundamental Investment Policies................................................
Non-Fundamental Investment Policies............................................
The Funds - Goals, Strategies and Risks .......................................
     Franklin Aggressive Growth Securities Fund................................
     Franklin Global Communications Securities Fund............................
     Franklin Growth and Income Securities Fund................................
     Franklin High Income Fund.................................................
     Franklin Income Securities Fund...........................................
     Franklin Large Cap Growth Securities Fund.................................
     Franklin Money Market Fund................................................
     Franklin Real Estate Fund.................................................
     Franklin Rising Dividends Securities Fund.................................
     Franklin S&P 500 Index Fund...............................................
     Franklin Small Cap Fund...................................................
     Franklin Small Cap Value Securities Fund
      (formerly Franklin Value Securities Fund)................................
     Franklin Strategic Income Securities Fund.................................
     Franklin Technology Securities Fund.......................................
     Franklin U.S. Government Fund.............................................
     Franklin Zero Coupon Funds maturing in 2005 and 2010......................
     Mutual Discovery Securities Fund..........................................
     Mutual Shares Securities Fund.............................................
     Templeton Developing Markets Securities Fund...............................
     Templeton Foreign Securities Fund
      (formerly Templeton International Securities Fund.........................
     Templeton Global Asset Allocation Fund
      (formerly Templeton Asset Strategy Fund)..................................
     Templeton Global Income Securities Fund...................................
     Templeton Growth Securities Fund..........................................
Glossary of Securities, Investment Techniques and their Risks
 Common to More Than One Fund..................................................
Officers and Trustees..........................................................
Management and Other Services..................................................
Portfolio Transactions.........................................................
Distributions and Taxes........................................................
Organization, Voting Rights and Principal Holders..............................
Pricing Shares.................................................................
The Underwriter................................................................
Performance....................................................................
Miscellaneous Information......................................................
Description of Ratings for Bonds, Short-Term
 Debt and Commercial Paper.....................................................

Introduction
--------------------------------------------------------------------------------

The information provided with respect to each Fund is in addition to that set out in the Fund's prospectus.

In addition to the investments and strategies primarily undertaken by each Fund as described in the prospectuses, the Funds may, to a lesser extent, also invest in other types of securities and engage in and pursue other investment strategies, which are described in this SAI. Each type of investment and investment strategy mentioned with respect to each Fund is discussed in greater detail in the Section entitled "Securities, Investment Techniques and their Risks Common to More than One Fund," which appears after "The Funds - Goals and Strategies" Section.

Generally, the policies and restrictions discussed in this SAI and in the prospectuses apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of a Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.


Each Fund is also subject to various Fundamental Investment Policies which are described in further detail in the Section entitled "Fundamental Investment Policies." Fundamental Investment Policies may only be changed with the approval of the lesser of (1) more than 50% of the Fund's outstanding shares or (2) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy.


Fundamental Investment Policies


Each Fund has adopted several of the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. In the discussion of each Fund under "The Funds - Goals and Strategies", the fundamental restrictions applicable to that Fund have been set out using the numerical designations below.


A Fund with this restriction will not:

Diversification

1. With respect to 75% of its total assets, purchase the securities of any one issuer (other than cash, cash items and obligations of the U.S. government) if immediately thereafter, and as a result of the purchase, the Fund would (a) have more than 5% of the value of its total assets invested in the securities of such issuer or (b) hold more than 10% of any or all classes of the securities of any one issuer.

1.1. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

Borrowing

2. Borrow money in an amount in excess of 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investment in securities.

2.1. Borrow money from banks in an amount exceeding 33 1/3% of the value of the Fund's total assets including the amount borrowed. A Fund may also pledge, mortgage or hypothecate its assets to secure borrowings to an extent not greater than 15% of the Fund's total assets. Arrangements with respect to margin for futures contracts, forward contracts and related options are not deemed to be a pledge of assets.

2.2. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted (a) by the 1940 Act, or (b) any exemptions therefrom which may be granted by the SEC, or (c) for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

2.3. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

2.4. Borrow money, except that the Fund may borrow money from banks to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or from any person for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

Lending

3. Lend its assets, except through the purchase or acquisition of bonds, debentures or other debt securities of any type customarily purchased by institutional investors, or through loans of portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.

3.1. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

Underwriting

4. Underwrite securities of other issuers, except as noted in number 6 below and except insofar as a Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

4.1. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

Restricted Securities

5. Invest more than 10% of its assets in illiquid securities which include securities with legal or contractual restrictions on resale, illiquid securities which at the time of acquisition could be disposed of publicly by the Funds only after registration under the Securities Act of 1933, repurchase agreements of more than seven days duration, over-the-counter options and assets used to cover such options, and other securities which are not readily marketable, as more fully described in the prospectus and this SAI.

5.1. Purchase illiquid securities, including illiquid securities which, at the time of acquisition, could be disposed of publicly by the Funds only after registration under the Securities Act of 1933, if as a result more than 15% of their net assets would be invested in such illiquid securities.

Exercising Control

6. Invest in securities for the purpose of exercising management or control of the issuer.

Concentration

7. Invest more than 25% of its assets (measured at the time of the most recent investment) in any single industry.

7.1. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

7.2. Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

Unseasoned companies

8. Invest in companies which have a record of less than three years of continuous operation, including the operations of any predecessor companies.

8.1. Invest up to 5% of their total net assets invest in companies which have a record of less than three years of continuous operation, including the operations of any predecessor.

8.2. Invest up to 10% of its total net assets in companies which have a record of less than three years of continuous operation, including the operations of any predecessor companies.

Margin

9.   Maintain a margin account with a securities dealer or effect short sales.

9.1. Maintain a margin account with a securities dealer or effect short sales, except if the Fund owns securities equivalent in kind and amount to those sold.

9.2. Maintain a margin account with a securities dealer or effect short sales, except that a Fund may engage in short sales to the extent described in the prospectus and this SAI and may make initial deposits and pay variation margin in connection with futures contracts.

9.3. Maintain a margin account with a securities dealer or effect short sales, except that a Fund may make initial deposits and pay variation margin in connection with futures contracts.

Commodities and real estate

10. Invest in commodities or commodity pools, except that certain Funds may purchase and sell Forward Contracts in amounts necessary to effect transactions in foreign securities. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for the purpose of this restriction.

10.1. Invest in commodities or commodity pools, except that the Fund may enter into Futures Contracts and may invest in foreign currency. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for the purpose of this restriction.

10.2. Invest in commodities or commodity pools, except that the Fund may invest in commodities and commodity futures contracts with respect to commodities related to the natural resources sector as defined in the prospectus. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for the purpose of this restriction.

10.3. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

REITS

11. Invest directly in real estate, although certain Funds may invest in real estate investment trusts or other publicly traded securities engaged in the real estate industry. First mortgage loans or other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

Other investment companies

12. Invest in the securities of other open-end investment companies (except that securities of another open-end investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition).

Assessable securities

13. Invest in assessable securities or securities involving unlimited liability on the part of the Fund.

Ownership by officers and directors

14. Purchase or retain any security if any officer, director or security holder of the issuer is at the same time an officer, trustee or employee of the Trust or of the Fund's Manager and such person owns beneficially more than one-half of 1% of the securities and all such persons owning more than one-half of 1% own more than 5% of the outstanding securities of the issuer.

Section 817(h) of the Internal Revenue Code

15. Invest its assets in a manner which does not comply with the investment diversification requirements of Section 817(h) of the Code.

Warrants

16. Invest more than 5% of its assets in warrants, whether or not listed on the New York or American Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the Fund in units or attached to securities are not included in this restriction.

Foreign issuers

17. Invest more than 15% of its assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% in illiquid investments.

Senior securities

18. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or
     (c) making short sales of securities, to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.


Non-Fundamental Investment Policies
--------------------------------------------------------------------------------

It is the present policy of each Fund, except the Mutual Discovery Fund and Mutual Shares Fund, (which may be changed without the approval of a majority of its outstanding shares) not to pledge, mortgage or hypothecate its assets as security for loans (except to the extent of allowable temporary loans), nor to engage in joint or joint and several trading accounts in securities, except that the Funds (including the Mutual Discovery Fund and Mutual Shares Fund) may participate with other investment companies in Franklin Templeton Investments in a joint account to engage in certain large repurchase transactions and may combine orders to purchase or sell securities with orders from other persons to obtain lower brokerage commissions. It is not any Fund's policy to invest in interests (other than publicly traded equity securities) in oil, gas or other mineral exploration or development programs.

The Funds - Goals and Strategies
--------------------------------------------------------------------------------


Each Fund's investment goal or goals are fundamental, which means they may not be changed without that Fund's shareholder approval.


Franklin Aggressive Growth Securities Fund

(Aggressive Growth Fund)


The Fund's investment goal is capital appreciation.
Other Investments and Strategies


..    Convertible securities Although the Fund may invest in convertible securities without limit, it currently intends to limit these investments to no more than 5% of its net assets. The Fund intends to invest in liquid convertible securities but there can be no assurance that it will always be able to do so.

..    Foreign securities Although the Fund may invest in foreign securities, it intends to limit such investments to 10% of its total assets.

..    The Fund also may:

     . write covered put and call options, and purchase put and call options, on securities or financial indices. The Fund will only buy options if the premiums paid for such options total 5% or less of its net assets;

     . purchase and sell futures contracts or related options with respect to securities, indices, and currencies. The Fund will not enter into a futures contract if the amounts paid for its open contracts, including required initial deposits, would exceed 5% of its net assets;

     .    invest in illiquid securities up to 15% of its net assets;

     . lend its portfolio securities up to 33 1/3% of the value of its total assets;

     .    borrow up to 33 1/3% of the value of its assets; and

     .    enter into repurchase and reverse repurchase agreements.


The Fund is subject to Fundamental Investment Policies 1.1, 2.3, 3.1, 4.1, 7.1,
10.3 and 18.


Franklin Global Communications Securities Fund
(Global Communications Fund)


The Fund's investment goals are capital appreciation and current income.
The Fund expects to invest in common stocks that the manager expects to pay dividends. At the present time, however, many of the securities of the global communications companies in which the Fund invests do not pay dividends.

Other Investments and Strategies

..    Utilities companies Utility companies in the U.S. and in non-U.S. countries have generally been subject to substantial government regulation. Major changes in government policies, ranging from increased regulation or expropriation to deregulation, privatization or increased competition, may dramatically increase or reduce opportunities for these companies. For example, while certain companies may develop more profitable opportunities, others may be forced to defend their core businesses and may be less profitable. Utility company stocks often pay relatively high dividends, so they are particularly sensitive to interest rate movements. Therefore, like bonds, their stock prices may rise as interest rates fall or fall as interest rates rise.


..    Foreign securities The Fund will normally invest at least 65% of its assets in issuers located in at least three different countries. As a non-fundamental policy, the Fund will limit its investments in securities of Russian issuers to 5% of assets.

..    Debt securities The Fund may invest up to 10% of its assets in debt securities, including convertible bonds, but may invest no more than 5% of its assets in debt securities rated Ba or lower by Moody's Investors Service (Moody's) or BB or lower by Standard & Poor's Corporation (S&P/(R)/) or unrated securities that the manager determines are of comparable quality.

..    Convertible securities The Fund currently intends to invest no more than
     10% of its assets in preferred stocks or convertible preferred stocks. Subject to these limits, the Fund may invest up to 5% of its assets in enhanced convertible securities.


..    The Fund also may:

     .    write covered call options;
     .    lend its portfolio securities up to 33 1/3% of its assets;
     .    borrow up to 33 1/3% of the value of its total assets.
     .    enter into repurchase transactions.


The Fund is subject to Fundamental Investment Policies 1.1, 2.4, 3.1, 4.1, 10.3 and 18.


Franklin Growth and Income Securities Fund
(Growth and Income Fund)


The Fund's principal investment goal is capital appreciation. Its secondary goal is current income


Other Investments and Strategies

..    Foreign Securities. The Fund may invest up to 30% of its total assets in foreign securities, including those in emerging markets, but currently intends to limit such investments to 10%.

..    The Fund also may:

     .    purchase enhanced convertible securities;
     .    purchase American Depositary Receipts;
     .    write covered call and put options;
     . purchase call and put options on securities and indices of securities, including "forward conversion" transactions;
     .    lend its portfolio securities up to 30% of its assets;
     . borrow up to 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investments in securities; and
     .    enter into repurchase transactions.


The Fund is subject to Fundamental Investment Policies 1, 2, 3, 4, 5, 6, 7, 8.1, 9.1, 10, 11, 12, 13, 14 and 15.


Franklin High Income Fund
(High Income Fund)


The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is capital appreciation.


Other Considerations

The Fund does not intend to invest more than 5%, at the time of purchase, in securities in the lowest rating categories, i.e., rated below Caa by Moody's or CCC by S&P/(R)/ or unrated securities that the manager determines are of comparable quality. The Fund also may buy lower-rated zero-coupon, deferred interest and pay-in-kind securities. The Fund may occasionally participate on creditors' committees for issuers of defaulted debt. If it does, the Fund is generally restricted from selling those securities to anyone other than another member of the creditors' committee, which restricts the liquidity of the holding.

Ratings assigned by the rating agencies are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of the rating. Credit quality in the high yield debt market, however, can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition. For these reasons, the manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis of securities being considered for the Fund's portfolio.

Other Investments and Strategies

..    The Fund also may:

     .    acquire loan participations;
     .    purchase debt securities on a "when-issued" basis;
     .    write covered call options;
     .    lend its portfolio securities up to 30% of its assets;
     . borrow up to 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investments in securities; and
     . enter into repurchase agreements and forward currency exchange contracts, participate in interest rate swaps, invest in restricted securities, and invest in trade claims.

The Fund is subject to Fundamental Investment Policies 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15.

Franklin Income Securities Fund
(Income Securities Fund)

The Fund's investment goal is to maximize income while maintaining prospects for capital appreciation.

Other Considerations

The Fund's investments may include zero coupon, deferred interest or pay-in-kind bonds, or preferred stocks. Because the manager has the discretion to choose the percentage of assets that can be invested in a particular type of security as market conditions change, the Fund's portfolio may be entirely invested in debt securities or, conversely, in common stocks.

Other Investments and Strategies

Other Debt Securities The Fund currently does not intend to invest in defaulted debt securities, or more than 5% of its assets in loan participations and other related direct or indirect bank securities. The Fund may invest up to 5% of its assets in trade claims. Both loan participations and trade claims carry a high degree of risk. The Fund does not intend to invest more than 5% of its assets in enhanced convertible securities.

     The Fund also may:

     .    lend its portfolio securities up to 30% of its assets;
     . borrow up to 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investments in securities;
     .    enter into repurchase transactions;
  .    purchase securities on a "when-issued" or "delayed-delivery" basis;
     .    write covered call options on securities; and
     .    enter into covered mortgage dollar rolls.

The Fund is subject to Fundamental Investment Policies 1, 2, 3, 4, 5, 6, 7, 8, 9.1, 10, 11, 12, 13, 14 and 15.

Franklin Large Cap Growth Securities Fund
(Large Cap Fund)

The Fund's investment goal is capital appreciation. Current income is only a secondary consideration in selecting portfolio securities.

Other Considerations

Some of the Fund's investments in large-cap companies may yield little or no current income. The Fund's assets may be invested in shares of common stock traded on any national securities exchange or over-the-counter, and in convertible securities including convertible preferred stocks.

Health care companies The Fund may, at times, have significant investments in securities of health care companies. Because the activities of health care companies may be heavily dependent on federal and state government funding, the profitability of these companies could be adversely affected if that funding is reduced or discontinued. Stocks of these companies also may be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, or legislative reform of the health care system. Health care companies are also subject to the risks of product liability lawsuits and the risk that their products and services may become obsolete.

Financial services companies The Fund also may invest in financial services companies. Financial services companies are subject to extensive government regulation of the amount and types of loans and other financial commitments they can make, and of the interest rates and fees they can charge. These limitations can have a significant impact on a financial services company's profitability because its profitability is affected by its ability to make financial commitments such as loans. In addition, changing regulations, continuing consolidations, and development of new products and structures are all likely to have a significant impact on the financial services industry.

Other Investments and Strategies

     . Debt securities including lower rated securities To the extent the Fund invests in debt securities and convertible debt securities, it does not intend to invest more than 5% in those rated Ba or lower by Moody's or BB or lower by S&P/(R)/ or unrated securities that the manager determines are of comparable quality.

     . Foreign securities The Fund may invest up to 25% of it total assets in foreign securities, including those in emerging markets. The Fund will limit its investments in emerging markets to less than 5% of its total assets.

     .    The Fund also may:

     .    write covered call options;
     .    purchase put options on securities;
     .    lend its portfolio securities up to 30% of its assets;
     . borrow up to 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investments in securities;
     .    enter into repurchase transactions; and
     .    invest in restricted or illiquid securities.

The Fund is subject to Fundamental Investment Policies 1, 2, 3, 4, 5, 6, 7, 8.1, 9, 10, 11, 13, 14 and 15.

Franklin Money Market Fund
(Money Fund)

The Fund's investment goal is high current income, consistent with liquidity and capital preservation. While not a fundamental goal, the Fund also seeks to maintain a stable share price of $1.00.

Other Considerations

If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Fund will invest its available assets so that it reduces its dollar-weighted average portfolio maturity to 90 days or less as soon as is reasonably practicable.

Although the Fund may invest up to 5% of assets in securities rated in the second highest category (or unrated securities the manager determines are comparable), it generally invests in securities rated in the highest category. The Fund may, at times, hold a small portion of its assets in asset-backed securities, typically commercial paper backed by loans or accounts receivable of an entity or number of different entities, such as banks or credit card companies.

The Fund may invest in obligations of U.S. branches of foreign banks, which are considered domestic banks. The Fund will only make these investments if the branches have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities. The Fund also may invest in time deposits, which are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund may invest up to 10% of its assets in time deposits with maturities in excess of seven calendar days.

Loss of Investment Although the Fund seeks to maintain a $1 share price, there is no guarantee that it will be able to do so; you could lose money by investing in the Fund. When-issued and delayed delivery transactions Securities purchased on a when-issued or delayed delivery basis are subject to market fluctuations and their value at delivery may be higher or lower than the purchase price.

Other Investments

     . obligations, with fixed, floating or variable interest rates, issued or guaranteed by U.S. banks with assets of at least one billion dollars, bank notes, loan participation interests and time deposits;
     . obligations of foreign branches of foreign banks, U.S. branches of foreign banks (Yankee Dollar Investments), and foreign branches of U.S. banks (Eurodollar Investments), all of which include certificates of deposit, bank notes, loan participation interests, commercial paper, unsecured promissory notes, time deposits, and bankers' acceptances, where the parent bank has more than five billion dollars in total assets at the time of purchase;
     .    taxable municipal securities, up to 10% of the Fund's assets; and
     . unrated notes, paper, securities or other instruments that the manager determines to be of comparable high quality.

Other Investment Strategies The Fund may not invest more than 5% of its total assets in securities of a single issuer, other than U.S. government securities, although it may invest more than 5% of its total assets in securities of a single issuer that are rated in the highest rating category for a period of up to three business days after purchase. The Fund also may not invest more than
(a) the greater of 1% of its total assets or $1 million in securities issued by a single issuer that are rated in the second highest rating category; and (b) 5% of its total assets in securities rated in the second highest rating category.

..    The Fund also may:

     .    buy U.S. government securities on a when-issued or delayed delivery basis;
     .    lend portfolio securities up to 30% of its assets;
     . borrow up to 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investments in securities; and
     .    enter into repurchase agreements.

The Fund is subject to Fundamental Investment Policies 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15.

Franklin Real Estate Fund
(Real Estate Fund)

The Fund's principal goal is capital appreciation. Its secondary goal is to earn current income.

Other Considerations

As used by the Fund, "real estate securities" will include equity, debt and convertible securities of companies having the following characteristics and limitations:

..    Companies qualifying as a REIT for federal income tax purposes. In order to qualify as a REIT, a company must derive annually at least 75% of its gross income from real estate sources (rents, mortgage interest, gains form the sale of real estate assets), and at least 95% from real estate sources, plus dividends, interest and gains from the sale of securities. Real property, mortgage loans, cash and certain securities must comprise 75% of a company's assets at each quarter end. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 90% of its REIT taxable income.

..    Companies that have at least 50% of their assets or revenues attributable to the ownership, construction, management or other services, or sale of residential, commercial or industrial real estate. These companies would include real estate operating companies, real estate services and homebuilders.

The Fund will generally invest in real estate securities listed on a securities exchange or traded over-the-counter. The Fund also may invest in mortgage REITs, which specialize in lending money to developers, and hybrid REITs, which have a mix of equity and debt instruments. Mortgage REITs pass interest income on to shareholders. Mortgage REITs can be affected by the quality of any credit extended. Hybrid REITs can be affected by both the quality of any credit extended and, like equity REITs, by changes in the value of their holdings.

In addition to its investments in real estate securities, the Fund also may invest a portion of its assets in debt and equity securities of issuers whose products and services are closely related to the real estate industry and that are publicly traded on an exchange or in the over-the-counter market. These issuers may include, for example, manufacturers and distributors of building supplies, and financial institutions that issue or service mortgages, such as savings and loan associations or mortgage bankers. Also, the Fund may invest in companies whose principal business is unrelated to the real estate industry but who have at least 50% of their assets in real estate holdings.

Other Investments and Strategies

..    Debt and convertible securities including enhanced and convertible securities As an operating policy, the Fund will not invest more than 10% of its net assets in debt securities, including convertible debt securities, rated Ba or lower by Moody's or unrated securities that the manager determines are of comparable quality. Generally, however, the Fund will not acquire any securities rated lower than B by Moody's or unrated securities that the manager determines are of comparable quality.

..    Foreign securities The Fund may invest up to 10% in foreign securities, including those in emerging markets.

..    The Fund also may:

     .    write covered call options;

     .    lend its portfolio securities up to 30% of its assets;
     . borrow up to 5% of the value of its assets for any purpose other than direct investments in securities, and up to 33 1/3% of the value of its total assets from banks for temporary or emergency purposes; and
     .    engage in repurchase transactions.

The Fund is subject to Fundamental Investment Policies 1, 2, 3, 4, 5, 6, 8.1, 9, 10, 11, 12, 13, 14 and 15.

Franklin Rising Dividends Securities Fund
(Rising Dividends Fund)

The Fund's investment goal is long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration.

The Fund's policy of investing at least 65% of its net assets in financially sound companies that have paid consistently rising dividends is fundamental.

Other Investments and Strategies

..    Foreign securities The Fund may invest up to 10% of its net assets in foreign securities, including those in emerging markets.

..    The Fund also may:

     .    invest in illiquid securities up to 15% of its net assets;
     .    lend its portfolio securities up to 33 1/3% of its assets;
     .    borrow up to 33 1/3% of the value of its total assets;
     .    enter into repurchase transactions; and
     .    write covered call options.

The Fund is subject to Fundamental Investment Policies 1.1, 2.3, 3.1, 4.1, 7.2,
10.3 and 18.

Franklin S&P 500 Index Fund
(S&P 500 Index Fund)

The Fund's investment goal is to match the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) before the deduction of Fund expenses.

Other Investments and Strategies

..    Options, futures and options on financial futures The Fund may buy and sell financial futures contracts, options on such contracts, and options on securities and securities indices. The Fund may only sell covered options. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures and related options contracts and premiums paid for related options.

..    The Fund also may:

     .    invest in illiquid securities up to 15% of its net assets;
     . lend its portfolio securities up to 33 1/3% of the value of the its total assets; and
     .    borrow up to 33 1/3% of the value of its total assets.

The Fund is subject to Fundamental Investment Policies 1.1, 2.2, 3.1, 4.1, 7.1,
10.3 and 18.

Franklin Small Cap Fund
(Small Cap Fund)

The Fund's investment objective is long-term capital growth.
Other Considerations

Although the Fund purchases securities of small cap companies, it may, at times, have a significant percentage of its assets in mid- and large-cap companies. This is, in part, because the Fund will not dispose of securities of companies whose successes lead them into the mid- and large-cap range. This also may be a result of the Fund's purchases of securities of larger companies. The Fund may invest up to 20% of its net assets in securities other than those of small cap companies, including equity securities of larger companies. This may cause its performance to vary from that of the small capitalization equity markets. The Fund may invest in equity securities of larger companies that the Fund's manager believes have strong growth potential, or in equity securities of relatively well-known, larger companies in mature industries that the manager believes have the potential for appreciation.

Equity securities of small-cap companies may consist of common stock, preferred stock, warrants for the purchase of common stock, and convertible securities. The Fund currently does not intend to invest more than 10% of its assets in convertible securities.

The Fund may purchase securities in private placements, particularly late stage private placements. Late stage private placements are sales of securities made in non-public, unregistered transactions shortly before a company expects to go public. The Fund may do this in order to invest in securities of companies whose initial public offerings are expected to be "hot" issues. If the Fund were to wait for the initial public offerings for some of these companies, its small cap restriction might preclude it from buying these securities. This is because, by the time the companies go public, the price at which the offering is finally sold may put some companies into the mid-cap range or the amount that might be allocated to the Fund would be much less than it desires to buy. There is no public market for shares sold in these private placements and it is possible that an initial public offering will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the Fund may be subject to contractual limitations on its ability to sell the shares.

Other Investments and Strategies

..    Foreign securities Although the Fund may invest up to 25% of its assets in foreign securities, including those in emerging markets, it does not intend to invest more than 10% in foreign securities, generally, nor more than 5% in emerging markets securities, specifically.

..    Debt securities The Fund also may invest in debt securities that the manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income is incidental to the Fund's goal of capital growth. The Fund may invest in debt securities rated B or above by Moody's or S&P/(R)/, or in unrated securities the manager determines are of comparable quality. Currently, however, the Fund does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P/(R)/ or Baa by Moody's or, if unrated, that the manager determines to be of comparable quality.

..    REITs The Fund currently does not intend to invest more than 10% of its assets in real estate investment trusts (REITs), including small company REITs.

..    Loans of portfolio securities The Fund intends to take full advantage of its authority to lend its portfolio securities up to 20% of its total assets in order to generate additional income.

..    The Fund also may:

     .    write covered put and call options on securities or financial indices;
     .    purchase put and call options on securities or financial indices;
     . purchase and sell futures contracts or related options with respect to securities, indices and currencies;
     .    invest in illiquid or restricted securities up to 15% of its net assets;
     .    borrow up to 33 1/3% of the value of its total assets; and
     .    enter into repurchase or reverse repurchase agreements.

The Fund is subject to Fundamental Investment Policies 1.1, 2.3, 3.1, 4.1, 7.2,
10.3 and 18.


Franklin Small Cap Value Securities Fund
(Small Cap Value Fund)
Before May 1, 2002, the Fund's name was Franklin Value Securities Fund.

The Fund's investment goal is long-term total return.
Other Considerations

The Fund may invest in preferred stocks, securities convertible into common stocks, warrants, secured and unsecured debt securities, and notes.

Control The Fund purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, if the manager perceives that the Fund may benefit, the manager may, but is not obligated to, seek to influence or control management.

Companies emerging from bankruptcy The Fund may, from time to time, buy securities of companies emerging from bankruptcy, which have special risks. Companies emerging from bankruptcy may have difficulty retaining customers and suppliers. These companies may have relatively weak balance sheets and during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing.

Other Investments and Strategies

..    Foreign securities The Fund may invest up to 25% of its total assets in foreign securities, but currently intends to limit its investments in foreign securities generally to less than 10% and in emerging markets securities to less than 5%.

..    Convertible securities The Fund may invest in convertible securities, enhanced convertible securities and synthetic convertibles. The Fund applies the same rating criteria and investment policies to convertible debt securities as its investments in debt securities.

..    Lower-rated securities The Fund may invest up to 25% of its assets in debt securities rated below BBB by S&P(R) or Baa by Moody's, or in unrated debt securities that the manager determines to be comparable. Such securities, sometimes called "junk bonds," are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Therefore, these securities involve special risks. Debt securities rated D by S&P(R) are in default and may be considered speculative.

..    The Fund also may:

     .    sell short securities it does not own, up to 5% of its assets;
     .    sell securities "short against the box" without limit;
     .    lend its portfolio securities up to 33 1/3% of its assets;
     .    borrow up to 33 1/3% of the value of its total assets from banks;
     . invest in zero coupon securities, pay-in-kind bonds, structured notes, mortgage-backed and asset-backed securities;
     . purchase loan participations and trade claims, both of which carry a high degree of risk;

     . purchase and sell exchange-listed and over-the-counter put and call options on securities and financial indices;
     . purchase and sell futures contracts or related options with respect to securities and indices; and
     .    invest in restricted or illiquid securities.

The Fund is subject to Fundamental Investment Policies 2.1, 3, 4, 5.1, 7, 9.2, 10.1, 11, 13 and 15.

Franklin Strategic Income Securities Fund
(Strategic Income Fund)

The Fund's principal goal is to earn a high level of current income. Its secondary goal is long-term capital appreciation.
Other Considerations


The Fund may invest up to 35% of its total assets in common stocks.


Debt ratings The Fund may invest in debt securities in any rating category. Ratings assigned by the rating agencies are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of the rating. The Fund also may buy defaulted debt securities if, in the opinion of the manager, it appears the issuer may resume interest payments or other advantageous developments appear likely in the intermediate future.

Other Investments and Strategies

..    Portfolio turnover The manager's rebalancing of the portfolio when seeking to keep interest rate risk, market and country allocations, and bond maturities at desired levels may cause the Fund's portfolio turnover rate to be high. High turnover generally increases the Fund's transaction costs. Moreover, in shifting assets strategically from one sector to another, there is no guarantee that the manager will consistently select the sectors that are the most advantageous.

..    Indebtedness and participations The Fund may invest in secured or unsecured corporate indebtedness, including loan participations and trade claims.

..    Derivative investments The Fund may invest limited amounts in various derivative investments, which carry high risk. Such derivatives could include: stripped mortgage-backed securities (including interest-only or principal-only securities); CMOs; options on securities, on securities indices, on futures contracts, and financial futures contracts; interest rate swap agreements; and mortgage dollar rolls. The Fund may only buy options on securities and securities indices if the total premium paid for such options is 5% or less of total assets. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts. The Fund may invest up to 5% of its total assets in inverse floaters.

..    Currency hedging The Fund also may use the following currency hedging techniques: investments in foreign currency futures contracts, options on foreign currencies or currency futures, forward foreign currency exchange contracts (forward contracts), and currency swaps.


..    Stripped securities The Fund may purchase stripped securities such as U.S.
     Treasury Strips, which are extremely sensitive to changes in interest rates (and prepayments) and their prices will fluctuate more than the prices of other interest-paying bonds or notes.

..    Mortgage-backed securities The Fund may invest in mortgage-backed securities issued by private entities, which are supported by the credit of the issuer.

..    The Fund also may:

..    invest in illiquid securities up to 15% of its net assets;
..    lend its portfolio securities up to 33 1/3% of the value of its total assets;


..    borrow up to 33 1/3% of the value of its total assets;
..    enter into repurchase or reverse repurchase agreements; and
..    enter into covered mortgage dollar rolls.

The Fund is subject to Fundamental Investment Policies 2.3, 3.1, 4.1, 7.1, 10.3 and 18.


Franklin Technology Securities Fund
(Technology Fund)

The Fund's investment goal is capital appreciation. Other Considerations

The Fund may invest in companies of any size. Small-cap companies generally have market capitalizations of up to $1.5 billion, at the time of purchase. Mid-cap companies generally have market capitalizations of $1.5 to $8 billion at the time of the Fund's investment. Market capitalization is the total market value of a company's outstanding stock.

The Fund may invest up to 5% of its assets in private placements, particularly late stage private placements. Late stage private placements are sales of securities made in non-public, unregistered transactions shortly before a company expects to go public. The Fund may do this in order to participate in companies whose initial public offerings are expected to be "hot" issues. There is no public market for shares sold in these private placements and it is possible that an initial public offering will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the Fund may be subject to contractual limitations on its ability to sell the shares.

Other Investments and Strategies

..    Foreign securities The Fund may invest up to 35% of its total assets in foreign securities, including those in emerging markets. The Fund may buy securities that are traded in the U.S. or directly in foreign markets. For this Fund, emerging market countries include those generally considered low or middle income countries by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation.

..    Convertible securities The Fund may invest in convertible securities up to
     20% of its assets, principally in preferred stocks.

..    Debt securities The Fund will invest less than 5% of its net assets debt securities. The Fund may buy rated and unrated debt securities. Independent rating agencies rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk.

..    The Fund also may:

     .    engage in repurchase agreements;
     .    invest in illiquid securities up to 15% of its net assets;
     . lend its portfolio securities up to 33 1/3% of the value of its total assets;
     .    borrow up to 33 1/3% of the value of its total assets;
     . invest its assets in securities issued by companies engaged in securities related businesses;
     .    buy equity securities on a "when-issued" or "delayed delivery" basis;
     .    buy equity securities under a standby commitment agreement;
     . buy and sell options on securities and securities indices (provided the premiums paid for such options total 5% or less of the Fund's net assets);
     .    buy and sell futures contracts for securities and currencies;
     . buy and sell securities index futures and options on securities index futures; and
     . buy or write covered put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market and on securities indices.


The Fund is subject to Fundamental Investment Policies 2.3, 3.1, 4.1, 10.3 and
18.

Franklin U.S. Government Fund
(Government Fund)


The Fund's investment goal is income.


Other Considerations

Government National Mortgage Association (GNMA) obligations (Ginnie Maes) Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and issuers' fees. The Fund will reinvest the return of principal in securities that may have different interest rates than the Ginnie Mae on which the principal was returned.

Unscheduled principal payments are passed through to the Ginnie Mae holders, such as the Fund, when mortgages in the pool underlying a Ginnie Mae are prepaid by borrowers (because a home is sold and the mortgage is paid off, or the mortgage is refinanced) or as a result of foreclosure. Accordingly, a Ginnie Mae's life is likely to be shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to accurately predict the life of a particular Ginnie Mae.

Other Investments and Strategies

..    Other mortgage securities The Fund also may invest in fixed-rate mortgage-backed securities, adjustable-rate mortgage-backed securities
     (ARMS), or a hybrid of the two. In addition to ARMS, the Fund also may invest in adjustable rate U.S. government securities, which may include securities backed by other types of assets, including business loans guaranteed by the U.S. Small Business Administration and obligations of the Tennessee Valley Authority. Some government agency obligations or guarantees are supported by the full faith and credit of the U.S. government, while others are supported principally by the issuing agency and may not permit recourse against the U.S. Treasury if the issuing agency does not meet its commitments.

..    Other Pass-Through Securities The Fund may invest in certain other types of pass-through debt securities, issued or guaranteed by U.S. government agencies or instrumentalities.

..    The Fund also may:

     .    purchase securities on a "to be announced" and "delayed delivery"
          basis;
     .    enter into covered mortgage "dollar rolls;"
     .    lend portfolio securities up to 30% of its assets;
     . borrow up to 5% of the value its total assets for any purpose other than direct investments in securities, and up to 33 1/3% of the value of its total assets from banks for temporary or emergency purposes; and
     .    engage in repurchase agreements.


The Fund is subject to Fundamental Investment Policies 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15.


Franklin Zero Coupon Funds 2005, and 2010 (Zero Coupon Funds): Maturing in December of 2005, 2010


Each Fund's investment goal is to provide as high an investment return as is consistent with capital preservation.

Other Considerations

The Funds may purchase zero coupon bonds issued by foreign government issuers, and domestic and foreign corporations.

The Funds also may purchase zero coupon bonds or stripped securities including:

..    securities issued by the U.S. Treasury (Stripped Treasury Securities). The
     Funds do not anticipate that these securities will exceed 55% of a Fund's assets;
..    securities issued by the U.S. government and its agencies and instrumentalities (Stripped Government Securities);
..    debt securities denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations (Stripped Eurodollar Obligations); and
..    to a lesser extent, zero coupon securities issued by domestic corporations, which consist of corporate debt securities without interest coupons, and, if available, interest coupons that have been stripped from corporate debt securities, and receipts and certificates for such stripped debt securities and stripped coupons (collectively, Stripped Corporate Securities).

Zero coupon bonds and stripped securities, like other debt securities, are subject to certain risks, including credit and market risks. To the extent the Funds invest in securities other than U.S. Treasury securities, these investments will be rated at least A by nationally recognized statistical rating agencies or unrated securities that the manager determines are of comparable quality. Debt securities rated A are regarded as having an adequate capacity to pay principal and interest but are vulnerable to adverse economic conditions and have some speculative characteristics. The Funds will also attempt to minimize the impact of individual credit risks by diversifying their portfolio investments. The availability of stripped securities, other than Stripped Treasury Securities, may be limited at times. During such periods, because the Funds must meet annuity tax diversification rules, they may invest in other types of fixed-income securities.


Because each Fund will be predominantly invested in zero coupon securities, investors who hold shares to maturity will experience a return consisting primarily of the amortization of discount on the underlying securities in the Fund. However, the net asset value of a Fund's shares increases or decreases with changes in the market value of that Fund's investments.

Maturity The estimated expense of terminating and liquidating a Fund will be accrued ratably over the year preceding its Target Date. These expenses, which are charged to income like all expenses, are not expected to exceed significantly the ordinary annual expenses incurred by the Fund and, therefore, should have no significant additional effect on the maturity value of the Fund.


Tax considerations Under federal income tax law, a portion of the difference between the purchase price of the zero coupon securities and their face value (original issue discount) is considered to be income to the Zero Coupon Funds each year, even though the Funds will not receive cash payments representing the discount from these securities. This original issue discount will comprise a part of the net taxable investment income of the Funds that must be "distributed" to the insurance company, as shareholder, each year whether or not the distributions are paid in cash. To the extent the distributions are paid in cash, the Fund may have to generate the required cash from interest earned on non-zero coupon securities or possibly from the disposition of zero coupon securities.

Other Investments and Strategies

..    Foreign securities Although each Fund reserves the right to invest up to
     10% of its assets in foreign securities, each Fund typically invests less than that and only in dollar denominated foreign securities.

..    Structured notes Although each Fund reserves the right to invest up to 10%, each Fund currently does not intend to invest more than 5% of its assets in certain structured notes that are comparable to zero coupon bonds in terms of credit quality, interest rate volatility, and yield.

..    Money Market Instruments Each Fund may invest up to, but under normal circumstances will have less than, 20% of its assets in money market instruments for purposes of providing income for expenses, redemption payments, and cash dividends.

..    Each Fund also may:

     .    lend portfolio securities up to 30% of its assets;
     . borrow up to 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investments in securities; and
     .    enter into repurchase agreements.


The Funds are subject to Fundamental Investment Policies 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11,12, 13, 14 and 15.

Mutual Discovery Securities Fund
(Mutual Discovery Fund)


The Fund's investment goal is capital appreciation.

Other Considerations

The Fund may invest in securities that are traded on U.S. or foreign exchanges, the NASDAQ national market or in the over-the-counter market, and may invest in any industry or sector. From time to time, the Fund may hold significant cash positions, consistent with its policy on temporary investments, until suitable investment opportunities are available.

Debt securities in which the Fund may invest include securities or indebtedness issued by corporations or governments in any form, as well as distressed mortgage obligations and other debt secured by real property. The Fund does not have established percentage limits for its investment in equity securities, debt securities or money market instruments.

Restructuring or distressed companies The Fund does not presently anticipate investing more than 50% of its assets in such investments, but is not restricted to that amount.

Control The Fund may invest in other entities that purchase securities for the purpose of influencing or controlling management. These entities may invest in a potential takeover or leveraged buyout or invest in other entities engaged in such practices.

Lower-rated securities The Fund may invest in debt securities in any rating category. In general, the Fund will invest in these instruments for the same reasons as equity securities, i.e., the manager believes that the securities may be acquired at prices less than their intrinsic values. Consequently, the manager's own analysis of a debt instrument exercises a greater influence over the investment decision than the stated coupon rate or credit rating. The Fund expects to invest in debt securities issued by reorganizing or restructuring companies, or companies that recently emerged from, or are facing the prospect of a financial restructuring. It is under these circumstances, which usually involve unrated or low rated securities that are often in, or are about to, default, that the manager seeks to identify securities which are sometimes available at prices which it believes are less than their intrinsic values. The Fund may invest without limit in defaulted debt securities, subject to the Fund's restriction on investments in illiquid securities. The purchase of debt of a troubled company always involves a risk that the investment may be lost. However, the debt securities of reorganizing or restructuring companies typically rank senior to the equity securities of such companies.

Other Investments and Strategies

..    Other Indebtedness The Fund also may invest in other forms of secured or unsecured indebtedness or participations (indebtedness), which may have very long maturities or may be illiquid.

..    Foreign securities The Fund presently does not intend to invest more than
     5% of its assets in securities of emerging market countries including Eastern European countries and Russia. Foreign investments may include both voting and non-voting securities, sovereign debt and participation in foreign government deals.

..    Currency hedging To the extent that hedging is available, the Fund may use the following currency hedging techniques: foreign currency futures contracts, options on foreign currencies or currency futures, forward foreign currency exchange contracts and currency swaps.

..    The Fund also may:

     .    sell short securities it does not own up to 5% of its assets;
     .    sell securities "short against the box" without limit;

     .    lend its portfolio securities up to 33 1/3% of its assets;
     .    borrow up to 33 1/3% of the value of its total assets from banks;
     .    enter into repurchase transactions;
     .    purchase securities on a "when-issued" or "delayed delivery" basis;
     .    invest in restricted or illiquid securities;
     . purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; and

     .    purchase and sell futures contracts and related options.

The Fund is subject to Fundamental Investment Policies 1, 2.1, 3, 4, 5.1, 7, 9.2, 10.1, 11, 13 and 15.

Mutual Shares Securities Fund
(Mutual Shares Fund)


The Fund's principal goal is capital appreciation. Its secondary goal is income.


Other Considerations

The Fund may invest in securities that are traded on U.S. or foreign exchanges, the NASDAQ national market or in the over-the-counter market, and may invest in any industry sector. From time to time, the Fund may hold significant cash positions, consistent with its policy on temporary investments, until suitable investment opportunities are available.

Debt securities in which the Fund may invest include securities or indebtedness issued by corporations or governments in any form, as well as distressed mortgage obligations and other debt secured by real property. The Fund does not have established percentage limits for its investment in equity securities, debt securities or money market instruments.

Control The Fund may invest in other entities that purchase securities for the purpose of influencing or controlling management. These entities may invest in a potential takeover or leveraged buyout or invest in other entities engaged in such practices.

Restructuring or distressed companies The Fund does not presently anticipate investing more than 50% of its assets in such investments, but is not restricted to that amount.

Lower-rated securities The Fund may invest in debt securities in any rating category. In general, the Fund will invest in these instruments for the same reasons as equity securities, i.e., the manager believes that the securities are available at prices less than their intrinsic values. Consequently, the manager's own analysis of a debt instrument exercises a greater influence over the investment decision than the stated coupon rate or credit rating. The Fund expects to invest in debt securities issued by reorganizing or restructuring companies, or companies that recently emerged from, or are facing the prospect of a financial restructuring. It is under these circumstances, which usually involve unrated or lower rated securities that are often in, or are about to, default, that the manager seeks to identify securities which are sometimes available at prices which it believes are less than their intrinsic values. The Fund may invest without limit in defaulted debt securities, subject to the Fund's restriction on investments in illiquid securities. The purchase of debt of a troubled company always involves a risk that the investment may be lost. However, the debt securities of reorganizing or restructuring companies typically rank senior to the equity securities of such companies.

Other Investments and Strategies

..    Indebtedness The Fund also may invest in other forms of secured or unsecured indebtedness or participations (indebtedness), which may have very long maturities or may be illiquid.

..    Foreign securities Although the Fund reserves the right to purchase securities in any foreign country without percentage limitation, the Fund's current investment strategy is to invest primarily in domestic securities, with approximately 15-20% of its assets in foreign securities. The Fund presently does not intend to invest more than 5% of its assets in securities of emerging markets, including Eastern European countries and Russia. Foreign investments may include both voting and non-voting securities, sovereign debt and participation in foreign government deals.

..    Currency hedging The Fund may use the following currency hedging techniques: investments in foreign currency futures contracts, options on foreign currencies or currency futures, forward foreign currency exchange contracts and currency swaps.

..    The Fund also may:

     .    sell short securities it does not own up to 5% of its assets;
     .    sell securities "short against the box" without limit;
     .    lend its portfolio securities up to 33 1/3% of its assets;
     .    borrow up to 33 1/3% of the value of its assets from banks;
     .    enter into repurchase transactions;
     .    purchase securities on a "when-issued" or "delayed delivery" basis;
     . invest in restricted or illiquid securities: purchase and sell exchange-listed and over-the- counter put and call options on securities, equity and fixed-income indices and other financial instruments; and

     .    purchase and sell futures contracts and related options.

The Fund is subject to Fundamental Investment Policies 1, 2.1, 3, 4, 5.1, 7, 9.2, 10.1, 11, 13 and 15.


Templeton Developing Markets Securities Fund
(Developing Markets Fund)


The Fund's investment goal is long-term capital appreciation.

Other Considerations

For this Fund, emerging market countries include: (i) countries that are generally considered low or middle income countries by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation; or (ii) countries that are classified by United Nations or otherwise regarded by their authorities as emerging; or (iii) countries with a market capitalization of less than 3% of the Morgan Stanley Capital World Index.


Emerging market equity securities are equity securities of emerging market companies. Emerging market companies are: (i) companies the principal securities trading markets of which are in emerging market countries; or (ii) companies that derive a significant share of their total revenue from either goods or services produced or sales made in emerging market countries; or (iii) companies that have a significant portion of their assets in emerging market countries; or
(iv) companies that are linked to currencies of emerging market countries; or
(v) companies that are organized under the laws of, or with principal offices in, emerging market countries. The manager will determine eligibility based on publicly available information and inquiries to the companies.

The manager will determine the eligibility of investments based on publicly available information and inquiries made to companies.

From time to time, the Fund may hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments.

The Fund seeks to benefit from economic and other developments in emerging markets. The investment goal of the Fund reflects the belief that investment opportunities may result from an evolving, long-term international trend favoring more market-oriented economies. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Countries in the process of developing more market-oriented economies may experience relatively high rates of economic growth, but there are many factors that may slow development and growth. Other countries, although having relatively mature emerging markets, also may be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.


The Fund may use various derivative strategies. The performance of derivative investments depends, at least in part, on the performance of an underlying asset. Derivatives involve costs, may be volatile, and may involve a small investment relative to the risk assumed. Their successful use will depend on the manager's ability to predict market movements. Risks include delivery failure, default by the other party or the inability to close out a position because the trading market becomes illiquid.

Other Investments and Strategies

..    Smaller companies The Fund may invest significantly in smaller companies, which have market capitalizations of $1.5 billion or less. Market capitalization is the total market value of a company's outstanding stock.


..    Debt securities Depending upon current market conditions, the Fund may invest up to 20% of its assets in fixed-income debt securities for capital appreciation.


     To the extent the Fund invests in debt securities, it will invest in those rated at least C by Moody's or S&P(R) or, if unrated, that the manager determines to be of comparable quality. As a fundamental policy, the Fund will not invest more than 10% of its assets in defaulted debt securities. The Fund does not, however, currently intend to invest in defaulted debt. As an operating policy (which may be changed without shareholder approval), the Fund will not invest more than 5% of its assets in lower-rated debt securities which include debt securities rated BBB or lower by S&P(R) or Baa or lower by Moody's (the lowest category of "investment grade" rating).

..    Closed end investment companies The Fund may invest up to 10% of its total assets in securities of closed-end investment companies to facilitate foreign investment. Investors should realize that they indirectly bear a proportionate share of the expenses of these investment companies, including operating costs, and investment advisory or administrative fees.

..    Foreign securities The Fund will at all times, except during defensive periods, maintain investments in at least three emerging markets countries. As a non-fundamental policy, however, the Fund will limit its investments in securities of Russian issuers to 5% of assets. The Fund may, but currently does not intend to, invest more than 15% of its total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange.

..        The Fund also may:

     .    lend its portfolio securities up to 33 1/3% of its assets;

     .    borrow up to 33 1/3% of the value of its assets;

     .    purchase convertible securities and warrants;

     .    invest up to 15% of its net assets in illiquid securities;

     .    engage in repurchase transactions;

     .    enter into forward foreign currency exchange contracts; and

     . enter into futures contracts, and related options, with respect to securities, securities indices and foreign currencies. The value of the underlying securities of written futures contracts will not exceed at any time, 25% of the Fund's total assets.

When deemed appropriate by the manager, the Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes.


The Fund is subject to Fundamental Investment Policies 1.1, 2.4, 3.1, 4.1, 7.2,
10.3 and 18.


Templeton Foreign Securities Fund
(Foreign Securities Fund)

Before May 1, 2002, the Fund's name was Templeton International Securities Fund.

The Fund's investment goal is long-term capital growth. This goal is fundamental, which means it may not be changed without shareholder approval.

Other Considerations

As an international fund, the Fund will invest at least 65% of its total assets in securities of issuers in at least three countries outside the U.S. The Fund will invest predominantly in large-cap and mid-cap companies with market capitalizations of $5 billion or more, and $2 billion to $5 billion, respectively. It also may invest up to 15% of its assets in smaller companies.

Other Investments and Strategies

..    Foreign securities As a non-fundamental policy, the Fund will limit its investments in securities of Russian issuers to 5% of its assets.

..    Debt securities The Fund may invest up to 20% of its assets in debt securities including in medium and lower quality debt securities that are rated between BBB and as low as D by S&P(R), and between Baa and as low as C by Moody's or unrated securities the manager determines are of comparable quality. As an operating policy (which may be changed by the Board without shareholder approval) the Fund will not invest more than 5% of its assets in lower-rated securities rated BB or lower by S&P(R), Ba or lower by Moody's, or lower unrated securities that the manager determines are an equivalent investment quality.

..    The Fund also may:

     .    invest up to 15% of its net assets in illiquid securities;

     .    invest up to 5% of its net assets in convertible securities;

     .    enter into firm commitment agreements;

     .    purchase securities on a "when issued" basis;

     . purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts. It may engage in these transactions only if the total contract value of the futures do not exceed 20% of the Fund's total assets;

     .    lend its portfolio securities up to 33 1/3% of its total assets; and

     .    borrow up to 33 1/3% of the value of its total assets.


The Fund is subject to Fundamental Investment Policies 1.1, 2.4, 3.1, 4.1, 7.2,
10.3 and 18.


Templeton Global Asset Allocation Fund
(Asset Allocation Fund)

Before May 1, 2002, the Fund's name was Templeton Asset Strategy Fund.

The Fund's investment goal is high total return. This goal is fundamental, which means it may not be changed without shareholder approval.

Other Considerations

The Fund will normally invest its assets in at least three countries, except during defensive periods.

Other Investments and Strategies

..    Foreign securities The Fund has an unlimited ability to purchase exchange listed securities in any foreign country, developed or emerging. The Fund will not invest more than 15% of its total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange. As a non-fundamental policy, the Fund will limit its investments in securities of Russian issuers to 5% of its assets.

..    Debt securities The Fund may invest in debt securities issued by governments or companies, whether domestic or foreign, such as bonds, debentures, notes, commercial paper, collateralized mortgage obligations
     (CMOs) and securities issued or guaranteed by governments agencies and instrumentalities. The Fund may invest in preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount. The average maturity of debt securities in the Fund's portfolio is medium-term (about 5 to 15 years), but will fluctuate depending on the manager's outlook on the issuer's country and future interest rate changes.

..    Money Market Instruments The Fund may hold cash and time deposits with banks in the currency of any major nation and invest in certificates of deposit of federally insured savings and loan associations having total assets in excess of $1 billion. The Fund also may invest in commercial paper rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P(R) or, unrated commercial paper issued by companies having outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P(R).

..    The Fund also may:

     .    invest in illiquid securities up to 15% of its net assets;

     .    invest in collateralized mortgage obligations;

     .    purchase securities on a "when-issued" basis;

     .    invest in REITS;

     .    enter into repurchase transactions;

     .    lend its portfolio securities up to 33 1/3% of its assets;

     .    borrow up to 33 1/3% of the value of its assets;

     .    invest in forward foreign currency exchange contracts; and

     . purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts for hedging purpose only and not for speculation. It may engage in these transactions only if the total contract value of the futures contract does not exceed 20% of the Fund's total assets.


The Fund is subject to Fundamental Investment Policies 1.1, 2.4, 3.1, 4.1, 7.2,
10.3 and 18.


Templeton Global Income Securities Fund
(Global Income Fund)

The Fund's investment goal is high current income consistent with preservation of capital. This goal is fundamental, which means it may not be changed without shareholder approval. Capital appreciation is a secondary consideration.

Other Considerations

A supranational organization is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. The Fund selects investments to provide a high current yield and currency stability, or a combination of yield, capital appreciation, and currency appreciation. As a global fund, the Fund may invest in securities issued in any currency and may hold foreign currency.

Under normal market conditions, the Fund will have at least 25% of its assets invested in debt securities issued or guaranteed by foreign governments. Under normal circumstances, at least 65% of the Fund's assets will be invested in issuers located in at least three countries, one of which may be the U.S.

The Fund may invest a significant portion of its assets in securities and currency in emerging market countries.

Other Investments and Strategies

..    Debt securities The Fund may invest in debt or equity securities of any type of issuer, including domestic and foreign corporations, domestic and foreign banks (with assets in excess of one billion dollars), other business organizations, and domestic and foreign governments and their political subdivisions, including the U.S. government, its agencies, and authorities or instrumentalities, and supranational organizations. The Fund is further authorized to invest in "semi-governmental securities," which are debt securities issued by entities owned by either a national, state, or equivalent government or of a government jurisdiction that are not backed by its full faith and credit and general taxing powers. The Fund considers securities issued by central banks that are guaranteed by their national governments to be government securities.

     The debt securities in which the Fund invests may have equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where an issuer's debt securities and common stock are offered as a unit).

     The Fund may invest in debt securities with varying maturities. Under current market conditions, it is expected that the average life span of all of the Fund's investments (the dollar-weighted average maturity of the Fund's investments) will not exceed 15 years. Generally, the portfolio's average maturity will be shorter when the manager expects interests rates worldwide or in a particular country to rise and longer when the manager expects interest rates to fall.

..    Portfolio turnover The manager's rebalancing of the portfolio when seeking to keep interest rate risk, country allocations, and bond maturities at desired levels, may cause the Fund's portfolio turnover rate to be high. High turnover generally increases the Fund's transaction costs..

..    The Fund also may:

..    use forward and futures contracts, options on currencies, and interest rate swaps;
..    invest in preferred stock;
..    invest in structured notes;
..    purchase and sell call and put options on U.S. or foreign securities;
..    acquire loan participations;
..    lend its portfolio securities up to 30% of its assets;
..    borrow up to 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investments in securities;
..    enter into repurchase, reverse repurchase, and "when-issued" transactions;
     and
..    enter into futures contracts for the purchase or sale of U.S. Treasury or foreign securities or based upon financial indices.


The Fund is subject to Fundamental Investment Policies 2, 3, 4, 5, 6, 7, 8.1, 9.3, 10.1, 11, 12, 13, 14 and 15.


Templeton Growth Securities Fund
(Growth Securities Fund)

The Fund's investment goal is long-term capital growth. This goal is fundamental, which means it may not be changed without shareholder approval. Any income the Fund earns will be incidental.

Other Considerations

The Fund considers emerging market countries to include those generally considered low or middle income countries by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation. As a non-fundamental policy, the Fund will limit its investments in securities of Russian issuers to 5% of assets.

Other Investments and Strategies

..    Debt securities The Fund may invest in bonds, convertible bonds, and bonds selling at a discount, as a defensive measure while looking for attractive equity investments. The Fund also may invest in debt securities for capital appreciation. The Fund may invest in debt securities that are rated as low as C by Moody's or S&P(R)(the lowest rating category) or, if unrated, that the manager determines to be of comparable quality, but intends to invest in those that are highly rated. However, as a policy established by the Board, the Fund will not invest more than 5% of its assets in debt securities rated BBB or lower by S&P(R)or Baa or lower by Moody's. Consistent with the goal of the Fund, the Board may consider a change if economic conditions change such that a higher level of investment in high risk, lower quality debt securities would be appropriate. As a fundamental policy, the Fund may not invest more than 10% of its assets in defaulted debt securities. The Fund, however, does not currently intend to invest in any defaulted debt securities.

..    Stock Index Futures The Fund may purchase and sell stock index futures contracts up to, in the aggregate, 20% of its assets. It may not at any time commit more than 5% of its assets to initial margin deposits on futures contracts.

..    Loans of portfolio securities In order to increase income to the Fund, the
     Fund may lend certain of its portfolio securities up to 30% of its total assets to qualified banks and broker dealers.

..    The Fund also may:

..    purchase preferred stocks;
..    invest up to 10% of its assets in securities with a limited trading market,
     i.e., "illiquid securities";
..    enter into repurchase agreements;
..    borrow up to 5% of the value of its total assets, except from banks for temporary or emergency purposes, and not for direct investments in securities; and
..    invest in restricted securities.

The Fund is subject to Fundamental Investment Policies 1, 2, 3, 4, 5, 6, 7, 8.1, 9.3, 10.1, 11, 12, 13, 14, 15, 16 and 17.

Glossary of Securities, Investment Techniques and Their Risks

This section describes certain types of securities and investment techniques that a Fund may use to help it achieve its investment goals and to the extent not expressly prohibited by its investment policies. Not all investments, strategies and techniques are available to all Funds. You should refer to the information in the Fund's prospectus or earlier in this SAI to determine if an investment, strategy or technique may be used by a particular Fund. If there appears to be an inconsistency between this section and the individual Fund section with respect to investments, strategies or techniques, the individual Fund section controls and should be relied upon.

Each Fund is also subject to investment policies that are described under the heading "Fundamental Investment Policies" in this SAI. The investment goal of each Fund and its listed investment policies are "fundamental policies" of each Fund, which means that they may not be changed without a majority vote of shareholders of the Fund. With the exception of a Fund's investment goal and those restrictions specifically identified as fundamental, all investment policies and practices described in the Fund's prospectus and in this SAI are not fundamental, which means that the Board of Trustees (Board) may change them without shareholder approval.


The value of your shares will increase as the value of the securities owned by a Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares also may change with movements in the stock and bond markets as a whole.


During a period beginning in the early 1990's, the U.S. economy experienced the longest period of expansion in its history. At times, gains in the stock market, and for many individual securities, significantly exceeded prior historical norms. Investors should not have unrealistic expectations that such expansion or the pace of gains will resume or continue in the future.


In addition to the risks described in each Fund's prospectus and the individual Fund summaries in this SAI, investors should consider the risks that pertain to the Funds that may invest in the instruments or engage in the following strategies.

BORROWING

None of the Funds will purchase additional securities while its borrowing exceeds its stated percentage limitations on borrowing. Under federal securities laws, a fund may borrow from banks provided it maintains continuous asset coverage of 300% with respect to such borrowings, including selling (within three days) sufficient portfolio holdings to restore such coverage should it decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint.

Leveraging by means of borrowing may make any change in the Fund's net asset value even greater and thus result in increased volatility of returns. The Fund's assets that are used as collateral to secure the borrowing may decrease in value while the borrowing is outstanding, which may force the Fund to use its other assets to increase the collateral. In addition, the money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances). The cost of borrowing may exceed the income received from the securities purchased with borrowed funds.


In addition to borrowing for leverage purposes, the Funds also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This allows the Funds greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than cash flow considerations. See "Fundamental Investment Policies" for more information about the Funds' policies with respect to borrowing.


CONVERTIBLE SECURITIES

IN GENERAL. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When that convertible security is "converted," the operating company often issues new stock to the holder of the convertible security. If, however, the parity price (the price at which the common stock underlying the convertible security may be obtained) of the convertible security is less than the call price (the price of the bond, including any premium related to the conversion feature), the operating company may pay out cash instead of common stock. When a convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

In addition, the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While each Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations of the issuer in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. In addition to "plain vanilla" convertibles, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these enhanced characteristics for investors include yield enhancement, increased equity exposure and enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, interest/dividend payment deductibility and reduced equity dilution. The following are descriptions of common structures of enhanced convertible securities.

Enhanced convertible preferred securities (e.g., QUIPS, TOPrS, and TECONS) are, from an investor's viewpoint, essentially convertible preferred securities, i.e., they are issued as preferred stock convertible into common stock at a premium and pay quarterly dividends. Through this structure, the company establishes a wholly-owned, special purpose vehicle whose sole purpose is to issue convertible preferred stock. The proceeds of the convertible preferred stock offering pass through to the company. The company then issues a convertible subordinated debenture to the special purpose vehicle. This convertible subordinated debenture has identical terms to the convertible preferred issued to investors. Benefits to the issuer include increased equity credit from rating agencies and the deduction of coupon payments for tax purposes.

LIQUIDITY CONSIDERATION. An investment in an enhanced convertible security may involve additional risks. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. The Funds, however, intend to acquire liquid convertible securities, though there can be no assurances that this will be achieved. Reduced liquidity in the secondary market for certain securities also may make it more difficult for a Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

MANDATORILY CONVERTIBLE SECURITIES. Mandatorily convertible securities (e.g., ACES, DECS, PRIDES, SAILS - each issuer has a different acronym for their version of these securities) are considered the most like equity of convertible securities. At maturity these securities are mandatorily convertible into common stock offering investors some form of yield enhancement in return for some of the upside potential in the form of a conversion premium. Typical characteristics of mandatory convertibles include: issued as preferred stock, convertible at premium, pay fixed quarterly dividend (typically 500 to 600 basis points higher than common stock dividend), and non-callable for the life of the security (usually three to five years). An important feature of mandatory convertibles is that the number of shares received at maturity is determined by the difference between the price of the common stock at maturity and the price of the common stock at issuance.

EXCHANGEABLE SECURITIES. Exchangeable securities are often used by a company divesting a holding in another company. The primary difference between exchangeable and standard convertible securities is that the issuing company is a different company from that which issued the underlying shares.

YIELD ENHANCED STOCK. Yield enhanced stock (YES, also known as PERCS) mandatorily converts into common stock at maturity and offers investors a higher current dividend than the underlying common stock. The difference between these structures and other mandatory convertibles is that the participation in stock price appreciation is capped.

ZERO COUPON AND DEEP DISCOUNT CONVERTIBLE BONDS. Zero-coupon and deep-discount convertible bonds (OID and LYONs) include the following characteristics: no or low coupon payments, imbedded put options allowing the investor to put them on select dates prior to maturity, call protection (usually three to five years), and lower than normal conversion premiums at issuance. A benefit to the issuer is that, while no cash interest is actually paid, the accrued interest may be deducted for tax purposes. Because of their put options, these bonds tend to be less sensitive to changes in interest rates than either long maturity bonds or preferred stocks. The put options also provide enhanced downside protection while retaining the equity participation characteristics of traditional convertible bonds.

SYNTHETIC CONVERTIBLE SECURITIES. A synthetic convertible is created by combining distinct securities that together possess fixed income payments and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options that grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are generally not considered to be equity securities for purposes of each Fund's investment policy regarding those securities.

Synthetic convertible securities differ from a true convertible security in the following respects:

..    The value of a synthetic convertible is the sum of the values of its fixed-income and convertibility components, which means that the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

..    Typically, the two components of a synthetic convertible represent one issuer, but a Fund may combine components representing distinct issuers or combine a fixed income security with a call option on a stock index when the manager determines that such a combination would better promote pursuing a Fund's investment objectives.

..    The component parts of a synthetic convertible security may be purchased simultaneously or separately.

..    The holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

DEBT SECURITIES

IN GENERAL. In general, debt securities represent a loan of money by the purchaser of the securities to the issuer. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bond, notes and commercial paper are types of debt securities. Each of these differs in the length of the issuer's payment schedule, with commercial paper having the shortest payment schedule.

Debt securities can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades.

Interest Rate The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. To the extent a Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and its share price. During periods of declining interest rates, the value of debt securities generally increases. Conversely, rising interest rates, which will often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. Of course, interest rates throughout the world have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

Adjustable Rate Securities (ARS) are debt securities with interest rates that are adjusted periodically pursuant to a pre-set formula and interval. Movements in the relevant index on which adjustments are based, as well as the applicable spread relating to the ARS, will affect the interest paid on ARS and, therefore, the current income earned by a Fund by investing in ARS. (See "Resets.)

The interest rates on ARS are readjusted periodically to an amount above the chosen interest rate index. These readjustments occur at intervals ranging from one to sixty months. The degree of volatility in the market value of the securities held by a Fund and of the net asset value of the Fund's shares will be a function primarily of the length of the adjustment period and the degree of volatility in the applicable indices. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year, and over the life of the securities. These maximum increases and decreases are typically referred to as "caps" and "floors," respectively. A Fund does not seek to maintain an overall average cap or floor, although the manager will consider caps or floors in selecting ARS for a Fund.

While the Funds investing in ARS do not attempt to maintain a stable net asset value per share, during periods when short-term interest rates move within the caps and floors of the securities held by a Fund, the fluctuation in market value of the ARS held by the Fund is expected to be relatively limited, since the interest rates on the ARS generally adjust to market rates within a short period of time. In periods of substantial short-term volatility in interest rates, the value of a Fund's holdings may fluctuate more substantially because the caps and floors of its ARS may not permit the interest rates to adjust to the full extent of the movements in the market rates during any one adjustment period. In the event of dramatic increases in interest rates, the lifetime caps on the ARS may prevent the securities from adjusting to prevailing rates over the term of the loan. In this case, the market value of the ARS may be substantially reduced, with a corresponding decline in a Fund's net asset value.

Inverse Floaters are instruments with floating or variable interest rates that move in the opposite direction, usually at an accelerated speed, to short-term interest rates or interest rate indices.

Structured Notes Structured notes may be much more volatile than the underlying instruments themselves, depending on the direction of interest rates, and may present many of the same risks as investing in futures and options. Certain structured notes without leverage characteristics may still be considered risky and an investor could lose an amount equal to the amount invested. As with any debt instruments, structured notes pose credit risk, i.e., the issuer may be unable to make the required payments. Finally, some structured notes may be illiquid, that is, the securities may not be sold as readily as other securities because few investors or dealers trade in such securities or because the notes are complex and difficult to price. Such potential illiquidity may be especially pronounced during severe bond market corrections, i.e., a change or a reversal in the direction of the market. The Board will monitor the liquidity of structured notes. Notes determined to be illiquid will be subject to a Fund's percentage limits on illiquid securities. These notes would have coupon resets that may cause the current coupon to fall to, but not below, zero. Existing credit quality, duration and liquidity standards would apply so that a Fund may not invest in structured notes unless the manager believes that the notes pose no greater credit or market risk than stripped notes. These notes may, however, carry risks similar to those of stripped securities.


RATINGS. Various investment services publish ratings of some of the debt securities in which the Funds may invest. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect other risks, such as the risk of fluctuations in market value, and are not absolute standards of quality. See "Description of Ratings for Bonds, Short-Term Debt and Commercial Paper" for a more complete discussion of the ratings.


Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by the manager to assess whether, at the time of purchase, the planned investment offers potential returns that are reasonable in light of the risks involved. The manager, in its evaluation of the overall investment merits of a security, will consider the fact that the rating on an issue held in a Fund's portfolio is changed by the rating service or that the security goes into default, but, in general, will not automatically sell the security.

Lower-Rated Securities Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P(R) or from unrated securities deemed by a Fund's manager to be of comparable quality. However, lower- rated securities typically are riskier than investment grade securities. Bonds that are rated C by Moody's are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P(R) are securities on which no interest is being paid.

An investment in any Fund that invests in non-investment grade securities, including those issued by foreign companies and governments, is subject to a higher degree of risk than an investment in a Fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to income and principal that is present with an investment in higher risk securities, such as those in which certain of the Funds invest. Accordingly, an investment in any Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher rated securities. The ability of a Fund to achieve its investment goal may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities. A Fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Lower-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities may to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of raising interest rates, for example, could cause a decline in lower rated debt securities prices. This is because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of lower-rated debt securities defaults, the Fund may incur additional expenses to seek recovery.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from a Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for a Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for a Fund to manage the timing of its income. To generate cash for distributions, a Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares. A portfolio may be required under the Internal Revenue Code and U.S. Treasury Regulations to accrue income for income tax purposes on defaulted obligations and to distribute such income to the portfolio shareholders even though the portfolio is not currently receiving interest principal payments on such obligations.

The markets in which lower rated and unrated debt securities are traded are more limited than those in which high rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event, such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain lower rated or unrated debt securities also may make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

High yield, fixed-income securities that are sold without registration under the federal securities laws carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if a Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. A Fund also may incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

High yield, fixed-income securities acquired during an initial underwriting involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The Funds have no arrangement with their underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. Since 1990, the market for high yield securities has been adversely affected during periods of recessions. When recessions occur in the future, the market for high yield securities may be adversely affected. Factors adversely impacting the market value of high yield securities may lower a Fund's net asset value.

The credit risk factors above also apply to lower-quality zero coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, a Fund will not receive any cash until the cash payment date. If the issuer defaults, a Fund may not obtain any return on its investment.

Certain of the high yielding, fixed-income securities in which the Funds may invest may be purchased at a discount. When held to maturity or retired, these securities may include an element of capital gain. Capital losses may be realized when securities purchased at a premium, that is, in excess of their stated or par value, are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

Defaulted Debt The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in a Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, a Fund's net asset value may be adversely affected before an issuer defaults. In addition, a Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.


A Fund will buy defaulted debt securities if, in the opinion of the manager, they may present an opportunity for later price recovery, the issuer may resume interest payments, or other advantageous developments appear likely in the near future. Defaulted debt securities may be illiquid and, as such, will be part of the percentage limits on investments in illiquid securities discussed under "Fundamental Investment Policies."


LOAN PARTICIPATIONS. Loan participations are interests in floating or variable rate senior loans to U.S. corporations, partnerships and other entities. Generally, these instruments are sold without a guarantee by the lending institution, and are subject to the credit risks of both the borrower and the lending institution. While loan participations generally trade at par value, a Fund also may be able to acquire loan participations that sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, such loan participations may appreciate in value. The manager may acquire loan participations for a Fund when it believes that appreciation will occur over the long term. Most loan participations in which the Funds intend to invest are illiquid and, to that extent, will be included in a Fund's limitation on illiquid investments described under "Illiquid Securities." An investment in these securities carries substantially the same risks as those for defaulted debt securities. Interest payments on these securities may be reduced, deferred, suspended or eliminated and principal payments may likewise be reduced, deferred, suspended or canceled, causing the loss of the entire amount of the investment.

BANK OBLIGATIONS. Bank obligations, or instruments secured by bank obligations, include fixed, floating or variable rate CDs, letters of credit, time deposits, bank notes and bankers' acceptances. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Time deposits are non-negotiable deposits that are held in a banking institution for a specified time at a stated interest rate. Bankers' acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise. When a bank "accepts" a bankers' acceptance, the bank, in effect, unconditionally agrees to pay the face value of the instrument upon maturity.

Certain Funds may invest in obligations of U.S. banks, foreign branches of U.S. banks, foreign branches of foreign banks, and U.S. branches of foreign banks that have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities. The Funds that are permitted to invest in bank obligations may invest in dollar-denominated certificates of deposit and bankers' acceptances of foreign and domestic banks having total assets in excess of $1 billion, certificates of deposit of federally insured savings and loan associations having total assets in excess of $1 billion, or cash and time deposits with banks in the currency of any major nation.

COMMERCIAL PAPER. Commercial paper typically refers to short-term obligations of banks, corporations and other borrowers with maturities of up to 270 days. A Fund may invest in domestic or foreign commercial paper. Investments in commercial paper are generally limited to obligations rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P(R) or, if unrated, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P(R). Certain Funds also may invest in lower rated commercial paper to the extent permitted by their policies on lower rated debt securities generally. See "Description of Ratings for Bonds, Short-Term Debt and Commercial Paper" for a more complete description of commercial paper ratings.

DEFERRED INTEREST AND PAY-IN-KIND BONDS. Deferred interest and pay-in-kind bonds are bonds issued at a discount that defer the payment of interest until a later date or pay interest through the issuance of additional bonds, known as pay-in-kind bonds. A Fund will accrue income on deferred interest bonds for tax and accounting purposes. Similarly, a Fund will be deemed to receive interest over the life of such bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature. This accrued income from both deferred interest and pay-in-kind bonds must be "distributed" to the insurance company shareholders each year, whether or not such distributions are paid in cash. To the extent such distributions are paid in cash, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use other sources such as sales of Fund shares. See "Lower-Rated Securities" above for more information about these bonds.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities differ from conventional bonds in that the principal is paid back over the life of the certificate rather than at maturity. As a result, Funds invested in these securities will receive monthly scheduled payments of interest as well as principal on their investments. In addition, the Funds may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a Fund reinvests the payments and any unscheduled prepayments of principal it receives, it may not be able to purchase another security with a rate of interest that is as low as the rate on the existing security. For this reason, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates.

The market value of mortgage-backed securities, like other U.S. government securities held by the Funds, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage-backed securities, while having comparable risk of decline in value during periods of rising rates, may have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. To the extent these securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of a Fund's principal investment to the extent of the premium paid.

1. Adjustable rate mortgage securities (ARMS), like traditional mortgage securities, are interests in pools of mortgage loans. The interest rates on the mortgages underlying ARMS are reset periodically. The adjustable interest rate feature of the mortgages underlying the mortgage securities in which the Funds invest generally will act as a buffer to reduce sharp changes in a Fund's net asset value in response to normal interest rate fluctuations. As the interest rates are reset, the yields of the securities will gradually align themselves to reflect changes in market rates so that their market value will remain relatively stable compared to fixed-rate securities. As a result, a Fund's net asset value should fluctuate less significantly than if the Fund invested in more traditional long-term, fixed-rate securities. During periods of extreme fluctuation in interest rates, however, a Fund's net asset value will fluctuate.

Because the interest rates on the mortgages underlying ARMS are reset periodically, a Fund may participate in increases in interest rates resulting in both higher current yields and lower price fluctuations. This is different from fixed-rate mortgages, which generally decline in value during periods of rising interest rates. A Fund, however, will not benefit from increases in interest rates to the extent that interest rates exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage security. Since most mortgage securities held by the Funds will generally have annual reset limits or caps of 100 to 200 basis points, short-term fluctuations in interest rates above these levels could cause these mortgage securities to "cap out" and behave more like long-term, fixed-rate debt securities. If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund generally will be able to reinvest these amounts in securities with a higher current rate of return.

During periods of rising interest rates, changes in the interest rates on mortgages underlying ARMS lag behind changes in the market rate. This may result in a lower net asset value until the interest rate resets to market rates. Thus, you could suffer some principal loss if you sell your shares of a Fund before the interest rates on the mortgages underlying the ARMS in the Fund's portfolio reset to market rates. Also, a Fund's net asset value could vary to the extent that current yields on mortgage-backed securities are different from market yields during interim periods between coupon reset dates. A portion of the ARMS in which the Funds may invest may not reset for up to five years.

During periods of declining interest rates, the interest rates may reset downward, resulting in lower yields to a Fund. As a result, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as the value of fixed-rate securities. As with other mortgage-backed securities, declining interest rates may result in accelerated prepayments of mortgages, and a Fund may have to reinvest the proceeds from the prepayments at the lower prevailing interest rates.

For certain types of ARMS, the rate of amortization of principal, as well as interest payments, changes in accordance with movements in a pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Mortgage loan pools offering pass-through investments in addition to those described above may be created in the future. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages. As new types of mortgage securities are developed and offered to investors, a Fund may invest in them if they are consistent with the Fund's goal, policies, and quality standards.

2. Collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs), and multi-class pass-throughs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities. These obligations may be issued and guaranteed by U.S. government agencies or instrumentalities or issued by certain financial institutions and other mortgage lenders. CMOs and REMICs are debt instruments issued by special purpose entities and are secured by pools of mortgages backed by residential and various types of commercial properties. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities.

CMOs are debt instruments that are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other issuers in the U.S. Principal and interest on the underlying collateral are paid to the issuer of the CMOs to make required payments on these securities. In effect, CMOs "pass-through" the monthly payments made by individual borrowers on their mortgage loans. Timely payment of interest and principal (but not market value) of these pools is supported by various forms of insurance or guarantees issued by U.S. government agencies, private issuers, and mortgage poolers; however, the obligations themselves are not guaranteed.

A CMO is a mortgage-backed security that separates mortgage pools into short-, medium-, and long-term components. Each component pays a fixed rate of interest to security holders at regular intervals. These components enable an investor, such as a Fund, to predict more accurately the pace at which principal is returned.

CMOs and REMICS purchased by a Fund may be:

     (1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; or

     (2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer, an entity specifically created for this purpose, and the guarantee is collateralized by U.S. government securities.

If the collateral securing the obligation is insufficient to make payment on the obligation, a holder could sustain a loss. In addition, a Fund may buy CMOs without insurance or guarantees if, in the opinion of the manager, the sponsor is creditworthy. The ratings of the CMOs will be consistent with the ratings criteria of the Fund. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. Prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. Reinvestment of prepayments may be at a lower rate than that on the original CMO. As a result, the value of CMOs decrease like other debt obligations when interest rates rise, but when interest rates decline, they may not increase as much as other debt obligations due to the prepayment feature.

3. Resets. The interest rates paid on ARMS, ARS, and CMOs generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index, although some securities in which the Funds may invest may have intervals as long as five years. There are three main categories of indices: those based on LIBOR, those based on U.S. Treasury securities, and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly used indices include:

     .   the one-, three-, and five-year constant-maturity Treasury rates;
     .   the three-month Treasury bill rate;
     .   the 180-day Treasury bill rate;

     .   rates on longer-term Treasury securities;
     .   the 11th District Federal Home Loan Bank Cost of Funds;
     .   the National Median Cost of Funds;
     .   the one-,three-, six-month, or one-year LIBOR;
     .   the prime rate of a specific bank; or
     .   commercial paper rates.

Some indices, such as the one-year constant-maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds, tend to lag behind changes in market interest rate levels and tend to be somewhat less volatile.

4. Caps and floors. The underlying mortgages that collateralize ARMS and CMOs will frequently have caps and floors that limit the maximum amount by which the loan rate to the borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization (an increase in the principal due). In periods of rising interest rates, certain coupons may be temporarily "capped out" resulting in declines in the prices of those securities and, therefore, a negative affect on share price. Conversely, in periods of declining interval rates, certain coupons may be temporarily "floored out" resulting in an increase in the price of those securities and, therefore, a positive effect on a Fund's share price.

5. Stripped mortgage securities are derivative multi-class mortgage securities. The stripped mortgage securities in which a Fund may invest will only be issued or guaranteed by the U.S. government, its agencies or instrumentalities, or issued by private originators of, or investors in, mortgage loans, including saving and loan associations, mortgagers, banks, commercial banks, investment banks, and special purpose subsidiaries of any of these. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which a Fund invests.

Stripped mortgage securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security has one class that receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class receives all of the interest (the interest-only or "IO" class), while the other class receives the entire principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the yield to maturity of any IO class held by a Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P(R) or Moody's, respectively.

Stripped mortgage securities are purchased and sold by institutional investors, such as a Fund, through several investment banking firms acting as brokers or dealers. These securities were only recently developed, and traditional trading markets have not yet been established for all stripped mortgage securities. Accordingly, some of these securities may be illiquid. The staff of the SEC has indicated that only government-issued IO or PO securities that are backed by fixed-rate mortgages may be deemed to be liquid. In addition, even with respect to those securities, if procedures with respect to determining liquidity must be established by a Fund's Board. The Board may, in the future, adopt procedures that would permit a Fund to acquire, hold, and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will continue to be treated as illiquid and will, together with any other illiquid investments, not exceed a Fund's limitation on illiquid securities. This position may be changed in the future, without notice to shareholders, in response to the SEC staff's continued reassessment of this matter, as well as to changing market conditions.

6. Mortgage dollar rolls. In a mortgage dollar roll, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the "roll period"), the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale.


A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or liquid securities of an equivalent value. A Fund will not enter into any dollar rolls that are not covered rolls. The Fund could suffer a loss if the contracting party fails to perform the future transaction and the Fund is therefore unable to buy back the mortgage-backed securities it initially sold.

The Funds intend to enter into mortgage dollar rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. As a matter of non-fundamental policy, the Funds do not consider the purchase and/or sale of a mortgage dollar roll to be a borrowing, for purposes of the Funds' fundamental restrictions.

ASSET-BACKED SECURITIES. Asset-backed securities, including adjustable-rate asset-backed securities (which have interest rates that reset at periodic intervals), are similar to mortgage-backed securities except that the underlying assets may include receivables on home equity and credit card loans, and automobile, mobile home, and recreational vehicle loans and leases. The issuer intends to repay using the assets backing the securities (once collected). Therefore, repayment depends largely on the cash-flows generated by the assets backing the securities. Sometimes, the credit support for these securities is limited to the underlying assets. Such assets are more likely than real estate collateral to be inadequate to cover payments on these securities. In other cases, it may be provided by a third party through a letter of credit or insurance guarantee.

Asset-backed commercial paper is often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligators on these underlying assets to make payment, the securities may contain elements of credit support. The credit support falls into two categories: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the return on an investment in an asset-backed security.

Asset-backed securities are issued in either a pass-through structure (similar to a mortgage pass-through structure) or a pay-through structure (similar to a CMO structure). There may be other types of asset-backed securities that are developed in the future in which a Fund may invest. In general, collateral supporting asset-backed securities has shorter maturities than mortgage loans and historically has been less likely to experience substantial prepayment.

STRIPPED SECURITIES. Stripped securities are the separate income and principal components of a debt security. Once the securities have been stripped, the principal portion may be referred to as a zero coupon security or as a "principal-only strip." Stripped securities do not make periodic payments of interest prior to maturity and the stripping of the interest coupons causes them to be offered at a discount from their face amount. This results in the security being subject to greater fluctuations in response to changing interest rates than interest-paying securities of similar maturities. Stripped securities include: U.S. Treasury STRIPS, Stripped Government Securities, Stripped Obligations of the Financing Corporation (FICO STRIPS), Stripped Corporate Securities, and Stripped Eurodollar Obligations.

1. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are considered U.S. Treasury securities for purposes of a Fund's investment policies. Their risks are similar to those of other U.S. government securities, although they may be more volatile. The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system.

2. Stripped government securities are issued by the U.S. government and its agencies and instrumentalities, by a variety of tax-exempt issuers (such as state and local governments and their agencies and instrumentalities), and by "mixed-ownership government corporations."

3. FICO STRIPS represent interests in securities issued by the Financing Corporation (FICO). FICO is the financing vehicle for the recapitalization of the Federal Savings and Loan Insurance Corporation (FSLIC). FICO STRIPS are not backed by the full faith and credit of the U.S. government but are generally treated as U.S. government agency securities.

4. Stripped corporate securities are zero coupon securities issued by domestic corporations. They consist of corporate debt obligations without interest coupons, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for stripped debt obligations and stripped coupons.

5. Stripped eurodollar obligations are stripped debt obligations denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations.

U.S. GOVERNMENT SECURITIES. U.S. government securities include: (1) U.S. Treasury obligations with varying interest rates, maturities and dates of issuance, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (original maturities of one to ten years) and U.S. Treasury bonds (generally original maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities such as the Government National Mortgage Association, the Export-Import Bank and the Farmers Home Administration. Some of the Funds' investments will include obligations that are supported by the full faith and credit of the U.S. government. In the case of U.S. government securities that are not backed by the full faith and credit of the U.S. government (e.g., obligations of the Federal National Mortgage Association (FNMA) or a Federal Home Loan Bank), the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. government in the event the agency or instrumentality does not meet its commitments.

1. Government National Mortgage Association obligations (Ginnie Maes). The Government National Mortgage Association's guarantee of payment of principal and interest on Ginnie Maes is backed by the full faith and credit of the U.S. government. The Government National Mortgage Association may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Ginnie Mae yields (interest income as a percentage of price) have historically exceeded the current yields on other types of U.S. government securities with comparable maturities. The effects of interest rate fluctuations and unpredictable prepayments of principal, however, can greatly change realized yields. As with most bonds, in a period of rising interest rates, the value of a Ginnie Mae will generally decline. In a period of declining interest rates, it is more likely that mortgages contained in Ginnie Mae pools will be prepaid, thus reducing the effective yield. This potential for prepayment during periods of declining interest rates may reduce the general upward price increases of Ginnie Maes as compared to the increases experienced by noncallable debt securities over the same periods. In addition, any premium paid on the purchase of a Ginnie Mae will be lost if the obligation is prepaid. Of course, price changes of Ginnie Maes and other securities held by the Funds will have a direct impact on the net asset value per share of the Funds.

2. Small Business Administration (SBA) securities are pools of loans to small businesses that are guaranteed as to principal and interest by the SBA, and supported by the full faith and credit of the U.S. government. SBA loans generally have variable interest rates that are set at a premium above the prime rate, and generally have no interest rate caps or floors. The terms on SBA loans currently range from 7 to 25 years from the time they are issued. As with mortgage-backed securities such as GNMAs, prepayments can greatly change realized yields for SBA securities. While the prepayment rate of mortgage-backed securities has generally been a function of market interest rates, the prepayment rate of SBA securities has historically depended more on the purpose and term of the loan and the rate of borrower default. Shorter-term SBA loans have had the highest prepayment rates, particularly if the loans were for working capital; long-term, real-estate backed SBA loans prepay much more slowly. SBA securities are sometimes offered at a premium above their principal amount, which increases the risks posed by prepayment.

U.S. TREASURY ROLLS. In "U.S. Treasury rolls," a Fund sells outstanding U.S. Treasury securities and buys back "when-issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when-issued" U.S. Treasury security. Two potential advantages of this strategy are (1) the Fund can regularly and incrementally adjust its weighted average maturity of its portfolio securities (which otherwise would constantly diminish with the passage of time); and (2) in a normal yield curve environment (in which shorter maturities yield less than longer maturities), a gain in yield to maturity can be obtained along with the desired extension.

During the period before the settlement date, the Fund continues to earn interest on the securities it is selling. It does not earn interest on the securities that it is purchasing until after the settlement date. The Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Fund intends, however, to enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

MUNICIPAL SECURITIES. Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity. Municipal securities generally pay interest free from federal income tax.

ZERO COUPON BONDS. Zero coupon bonds are debt obligations that are issued at a significant discount from the value set forth on the face of the bond. The original discount approximates the total amount of interest the bonds will accumulate and compounds over the period until maturity or the first interest accumulation date at a rate of interest reflecting the market rate of the security at the time of issuance. Although a zero coupon bond pays no interest to its holder during its life, a Fund will be deemed to have received income on such investments for tax and accounting purposes. That income is distributable to shareholders even though no cash is received at the time of accrual, which may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. Zero coupon bonds may include stripped securities as noted above.

Zero coupon or deferred interest securities are debt securities that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the "cash payment date), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality.

DERIVATIVE SECURITIES

IN GENERAL. In general, derivative securities are those securities whose values are dependent upon the performance of one or more securities, indices or currencies.

Derivatives may be used for "hedging," which means that they may help manage risks relating to interest rates, currency fluctuations and other market factors. They also may be used to increase liquidity or to invest in a particular stock or bond in a more efficient or less expensive way.

FUTURES CONTRACTS. A futures contract is a standard binding agreement to buy or sell a specified quantity or grade of a commodity or a broad-based stock index at a later date. In general, commodities include most agricultural products, such as wheat, cotton and rice, other types of goods and articles, and all services, rights, and interests in which the contract calls for a future delivery of the item at a predetermined price. A futures contract for the sale and purchase of a financial instrument, such as a security, is considered a futures contract on a commodity. Although futures contracts by their terms call for the actual delivery or acquisition of the commodities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract and without the parties having to make or take delivery. A contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities, commodities, or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities or commodity called for by the contract at a specified price on a specified date. The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in the price of portfolio securities or of commodities that may have an effect on the price of portfolio securities, without actually buying or selling the underlying security or commodity. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

A purchase or sale of a futures contract may result in losses in excess of the amount invested. A Fund may not be able to properly hedge its securities where a liquid secondary market is unavailable for the futures contract the Fund wishes to close. In addition, there may be an imperfect correlation between movements in the securities, commodities or foreign currency on which the futures or options contract is based and movements in the securities or currency held by the Fund or the commodity which may have an effect on the securities held by the Fund. Adverse market movements could cause the Fund to lose up to its full investment in a call option contract and/or to experience substantial losses on an investment in a futures contract. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option.

Although the manager believes that the use of futures contracts may benefit certain Funds, if the manager's investment judgment about the general direction of interest or currency exchange rates or commodity prices is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged because it will have offsetting losses in its futures positions. Similarly, if a Fund sells a foreign currency futures contract and the U.S. dollar value of the currency unexpectedly increases, the Fund will lose the beneficial effect of the increase on the value of the security denominated in that currency. In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Sales of bonds may be, but are not necessarily, at increased prices that reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

The Funds that are authorized to engage in futures transactions intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. A Fund may not be able to achieve a perfect correlation between its futures positions and portfolio positions in corporate fixed-income securities because futures contracts based on these securities are not currently available.

Futures contracts that are purchased on foreign exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, foreign futures contracts may be subject to varied regulatory oversight. The price of any foreign futures contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

A Fund may enter into futures contracts on foreign currencies, interest rates, or on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, and three-month U.S. Treasury bills. In addition, certain Funds may enter into futures contracts for commodities in other types of commodity groups, including energy, livestock, agriculture, industrial metals and precious metals. A Fund also may enter into futures contracts on corporate securities and non-U.S. government debt securities, but such futures contracts are not currently available.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial deposit). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. In addition, the Fund must maintain with its custodian bank, to the extent required by the rules of the Securities and Exchange Commission (SEC), assets in a segregated account to cover its obligations with respect to such contract, which will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the market value of such futures contract or related option.

At the time of delivery of securities on the settlement date of a contract for future delivery of securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

A Fund will not engage in transactions in futures contracts for speculation. Futures contracts will be used as a hedge against changes resulting from market conditions in the values of its securities or securities that it intends to buy or to attempt to protect a Fund from fluctuations in price of portfolio securities or of commodities that might affect the price of portfolio securities without actually buying or selling the underlying security or commodity.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Funds do not believe that these trading and positions limits will have an adverse impact on the Funds' strategies for hedging their securities.

1. Financial futures. Financial futures contracts are commodity contracts that obligate the purchase or seller to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price.

Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. The obligation to make or take delivery is ended by buying (or selling, as the case may be) on an exchange an identical financial futures contract calling for delivery in the same month. All transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded. The Fund will incur brokerage fees when it buys or sells financial futures.

2. Futures Contracts on Non-Financial Commodities. Certain Funds may enter into futures contracts for commodities in other types of commodity groups, including energy, livestock, agriculture, industrial metals and precious metals. These Funds intend to enter into such futures contracts (and any related options) only for hedging purposes. They do not intend to actually take receipt or make delivery of these types of non-financial commodities and will usually enter into an offsetting futures contract to insure that the transaction is closed out prior to the delivery date contemplated under the futures contract. In addition to the risk associated with futures contracts in general, a futures contract for non-financial commodities presents the risk that the offsetting contract may fail and the counterparty to the initial futures contract may demand a party's performance or sue for damages. The CFTC has established certain regulatory safeguards that seek to reduce this risk.

3. Options on futures contracts. A Fund may purchase and write options on futures contracts for hedging purposes only. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the price of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, the option may be less risky than direct ownership of the futures contract or the underlying securities or currency. As with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or appreciation in the value of a foreign currency against the U.S. dollar.

If a Fund writes a call option on a futures contract and the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which may provide a partial hedge against any decline that may have occurred in the value of the Fund's holdings. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which may provide a partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing options on futures may be affected by changes in the value of its portfolio securities.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In writing options on futures, a Fund's loss is potentially unlimited and may exceed the amount of the premium received. Also, a Fund may not be able to properly hedge its securities or close out option contract positions where a liquid secondary market is unavailable for the option the Fund wishes to close. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Unless a Fund has a stated policy otherwise, it will purchase a put option on a futures contract only to hedge the Fund's portfolio against the risk of rising interest rates or the decline in the value of securities denominated in a foreign currency.

4. Bond index futures and options on such futures. A Fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Fund also reserves the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. A Fund's investment strategy in employing futures contracts based on an index of debt securities may be similar to that used by it in other financial futures transactions. A Fund also may buy and write put and call options on such index futures and enter into closing transactions with respect to such options.

5. Stock index futures and options on such futures. A Fund may buy and sell stock index futures contracts and options on stock index futures contracts that trade on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges. In general, these Funds may invest in index futures for hedging purposes. Open futures contracts are valued on a daily basis and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contracts value.

Stock index futures contracts obligate the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

A Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset a possible decrease in market value of its equity securities. When a Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

Options on stock index futures. To hedge against risks of market price fluctuations, a Fund may buy and sell call and put options on stock index futures. The need to hedge against these risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the writer of the option will deliver to the holder of the option the accumulated balance in the writer's futures margin account representing the amount that the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

6. Future developments. The Funds may take advantage of opportunities in the area of options, futures, and options in futures and any other derivative investments that are not presently contemplated for use by the Funds or that are not currently available but which may be developed, to the extent such opportunities are consistent with the Funds' investment goals and legally permissible for the Funds.

Forward conversions. In a forward conversion, a Fund buys securities and writes call options and buys put options on such securities. By purchasing puts, a Fund protects the underlying security from depreciation in value. By selling calls on the same security, a Fund receives premiums which may offset part or all of the cost of purchasing the puts while foregoing the opportunity for appreciation in the value of the underlying security. A Fund will not exercise a put it has purchased while a call option on the same security is outstanding.

Although it is generally intended that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, a Fund's return may depend in part on movements in the price of the underlying security.

FORWARD CONTRACTS. Forward contracts are not traded on contract markets regulated by the CFTC or by the SEC. The ability of a Fund to use forward contracts could be restricted to the extent that Congress authorizes the CFTC or the SEC to regulate such transactions. Forward contracts are traded through financial institutions acting as market makers. Also, a hedging strategy may not be successful if the Fund is unable to sell its forward contract, currency futures contract, or option on a foreign currency with the market maker from which it bought the security.

OPTIONS. A stock option is a contract that provides the holder the right to buy or sell shares of the stock at a fixed price, within a specified period of time. An option on a stock index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price. A futures contract is an obligation to buy or sell a specified security or currency at a set price on a specified future date. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period.

Unless otherwise noted in a Fund's policies, the value of the underlying securities on which options may be written at any one time will not exceed 15% of the Fund's assets. Nor will a Fund purchase put or call options if the aggregate premium paid for such options would exceed 5% of its assets at the time of purchase. Unless otherwise noted in a Fund's policies, none of the Funds permitted to purchase contracts will purchase or sell futures contracts or options on futures contracts if, immediately thereafter, the aggregate amount of initial margin deposits on all the futures positions of the Fund and the premiums paid on options on futures contracts would exceed 5% of the market value of the Fund's total assets.

A Fund may write (sell) covered put and call options and buy put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market. Additionally, a Fund may "close out" options it has entered into.

A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. The OTC market is the dealer-to-dealer market in securities, in this case, option securities in which the Fund may buy or sell.

A Fund's options investments involve certain risks. The effectiveness of an options strategy depends on the degree to which price movements in the underlying securities correlate with price movements in the relevant portion of the Fund's portfolio. In addition, the Fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option it has purchased, or that there may be a negative correlation that would result in a loss on both the securities and the option. If the manager is not successful in using options in managing a Fund's investments, the Fund's performance will be worse than if the manager did not employ such strategies.

When trading options on foreign exchanges or in the over-the-counter market, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. The purchaser of an option can lose the amount of the premium plus related transaction costs. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements associated with option writing.

Options on securities traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist and a Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities where a buyer exercises put or call options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

A Fund also may use "collars." A"collar" position combines a long put option (the right of the Fund to sell a specific security within a specified period) with a short call option (the right of the counterparty to buy the same security) in a single instrument. The Fund's right to sell the security is typically set at a price that is below the counterparty's right to buy the security. Thus, the combined position "collars" the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option.

1. Buying call and put options on securities. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A Fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. A Fund also may buy call options on securities held in its portfolio and on which it has written call options.

As the holder of a put option, a Fund has the right to sell the underlying security at the exercise price at any time during the option period. A Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire.

A Fund may buy a put option on an underlying security or currency owned by the Fund (a protective put) as a hedging technique in order to protect against an anticipated decline in the market value of the security. Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the security is eventually sold.

A Fund also may buy put options at a time when it does not own the underlying security. By buying put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

2. Writing covered call and put options on securities. A Fund may write options to generate additional income and to hedge its portfolio against market or exchange rate movements. The writer of covered calls gives up the potential for capital appreciation above the exercise price of the option should the underlying stock rise in value. If the value of the underlying stock rises above the exercise price of the call option, the security may be "called away" and a Fund required to sell shares of the stock at the exercise price. A Fund will realize a gain or loss from the sale of the underlying security depending on whether the exercise price is greater or less than the purchase price of the stock. Any gain will be increased by the amount of the premium received from the sale of the call; any loss will be decreased by the amount of the premium received. If a covered call option expires unexercised, a Fund will realize a gain in the amount of the premium received. If, however, the stock price decreases, the hedging benefit of the covered call option is limited to the amount of the premium received.

A call option written by a Fund is "covered" if a Fund:

     (a) owns the underlying security that is subject to the call; or
     (b) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio.

A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held:

     (a) is equal to or less than the exercise price of the call written; or

     (b) is greater than the exercise price of the call written if the difference in exercise prices is maintained by a Fund in cash and marketable securities.

Options may be written in connection with "buy-and-write" transactions; that is, a Fund may purchase a security and then write a call option against that security. The exercise price of the call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money), or above (out-of-the-money) the current value of the underlying security at the time the option is written.

When a Fund writes a covered call option, the underlying securities that are subject to the call will be held in a segregated account (or escrow) with the Fund's custodian. It will be unable to sell the underlying securities that are subject to the call until it either effects a closing transaction with respect to the call, or otherwise satisfies the conditions for release of the underlying securities from escrow, as may be imposed by the broker through which the call is effected. In addition, if the broker fails to timely issue instructions to the Fund's custodian to permit the release of the underlying security when the escrow is no longer required, the Fund may be unable to sell the securities when it desires to do so.

The writer of covered puts retains the risk of loss should the underlying security decline in value. If the value of the underlying stock declines below the exercise price of the put option, the security may be "put to" a Fund and the Fund required to buy the stock at the exercise price. A Fund will incur an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, the loss will be offset at least in part by the premium received from the sale of the put. If a put option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

A put option written by the Fund is "covered" if the Fund maintains cash and marketable securities with a value equal to the exercise price in a segregated account with its custodian bank. A put option is also covered if the Fund holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by a Fund.

Effecting a closing transaction in the case of a written call option allows the Fund to write another call option in the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows the Fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If the Fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option. Likewise, a Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Increases in the market price of a call option will generally reflect increases in the market price of the underlying security. As a result, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

3. Options on stock indices. A Fund also may buy and sell both call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the Fund. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater (or less, in the case of puts) than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on the price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stock.

When a Fund writes an option on a stock index, the Fund may cover the option by owning securities whose price changes, in the opinion of the manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. The Funds also may cover by establishing a segregated account containing cash or marketable securities with its custodian bank in an amount at least equal to the market value of the underlying stock index. The Fund will maintain the account while the option is open or it will otherwise cover the transaction.

A Fund's ability to effectively use options on stock indices depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the Fund's portfolio. Inasmuch as these securities will not duplicate the components of any index, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of the securities underlying the option will not move in the same amount as the option. It is also possible that there may be a negative correlation between the index and the hedged securities that would result in a loss on both the securities and the instrument. Accordingly, successful use by a Fund of options on stock indices, will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option at any specific time. Thus, it may not be possible to close an option position. The inability to close options positions could have an adverse impact on the Fund's performance.

4. Over-the-counter (OTC) options. Like exchange traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. OTC options, however, differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options and the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. A Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. A Fund may suffer a loss if it is not able to exercise or sell its position on a timely basis. When a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

The Funds understand the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The Funds and the manager disagree with this position. Nevertheless, pending a change in the staff's position, the Funds will treat OTC options and "cover" assets as subject to a Fund's limitation on illiquid securities.

5. Spread and straddle options transactions. In "spread" transactions, a Fund buys and writes a put or buys and writes a call on the same underlying security with the options having different exercise prices and/or expiration dates. In "straddles," a Fund purchases or writes combinations of put and call options on the same security. When a Fund engages in spread and straddle transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require a Fund to buy and/or write more than one option simultaneously, the Fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund was to buy or sell a single option. Similarly, costs incurred by a Fund in connection with these transactions will in many cases be greater than if the Fund was to buy or sell a single option.

SWAP AGREEMENTS. A Fund may enter into swap agreements for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in a security that yielded or produced that desired return. These instruments also may be used for tax and/or cash management purposes. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year (swap transaction). In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a particular security, or at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The notional amount of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S government securities, or high grade debt obligations, to limit any potential leveraging of the Fund's portfolio.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the ability of the manager correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The manager will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain positions adopted by the Internal Revenue Service may limit a Fund's ability to use swap agreements in a desired tax strategy. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely effect a Fund's ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements, or could have adverse tax consequences.

1. Interest rate swaps. An interest rate swap is an agreement between two parties to exchange sets of cash flows over a period in the future. Most corporate and government bonds pay fixed coupons, and are exposed to the risk of rising interest rates. Swapping fixed payments for floating payments, an interest rate swap is a vehicle to hedge interest rate risk.

An example of an interest rate swap is an exchange between one obligation that has an interest rate fixed to maturity with another that has an interest rate that changes with changes in a designated benchmark, such as the London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks. The obligations to make repayment of principal on the underlying securities are not transferred. Similarly, the right to receive such payments is not transferred. These transactions generally require the participation of an intermediary, frequently a bank. The entity holding the fixed rate obligation will transfer the obligation to the intermediary, and the entity will then be obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with a second entity that has a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming a fixed obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees.

Interest rate swaps permit the party seeking a floating rate obligation the opportunity to acquire the obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed rate obligation the opportunity to acquire a fixed rate obligation, also frequently at a price lower than is available in the capital markets. The success of the transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.

Certain Funds intend to participate in interest rate swaps involving obligations held in a Fund's portfolio on which it is receiving payments of principal and interest. A Fund might do this, for example, in order to gain or reduce its exposure to fixed interest rate payments under certain market conditions. To the extent, a Fund does not own the underlying obligation, however, the Fund will maintain, in a segregated account with its custodian bank, cash or marketable securities with an aggregate value equal to the amount of the Fund's outstanding swap obligation.

A Fund will only enter into interest rate swaps on a net basis, which means that the Fund will receive or pay, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, a Fund's risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund must make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is entitled to receive.

Diversification

Each Fund, except Global Income, Small Cap Value, Strategic Income and Technology Funds, will operate as a diversified fund under federal securities law. Each diversified Fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer (except U.S. government securities) if
(a) more than 5% of the value of the Fund's assets would be invested in such issuer, or (b) hold more than 10% of any or all classes of the securities of any one issuer or, in the case of the Aggressive Growth, Developing Markets, Foreign Securities, Global Asset Allocation, Rising Dividends, S&P 500 Index and Small Cap Funds, the Fund would hold more than 10% of the outstanding voting securities of such issuer.

In addition, each diversified Fund intends to diversify its investments to meet the requirements under federal tax laws relating to regulated investment companies and variable contracts issued by insurance companies.

In the case of Funds investing in obligations of U.S. government agencies or instrumentalities, each agency or instrumentality is treated as a separate issuer for purposes of the above rules.

FOREIGN CURRENCY TECHNIQUES AND HEDGING

The Funds typically enter into forward currency exchange contracts to protect against declines in the value of a Fund's portfolio securities and the income on these securities. A Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. Successful use of forward contracts, currency futures contracts and options on foreign currencies depends on the manager's ability to properly predict movements in the foreign currency markets. There may be an imperfect correlation between movements in the foreign currency on which a forward contract, currency futures contract, or option on a foreign currency is based and movements in the foreign currency. The Funds may, but do not presently intend to, enter into other transactions, or use other techniques.

FORWARD CURRENCY EXCHANGE CONTRACTS. The Funds use forward currency exchange contracts in an effort to minimize the risk of adverse changes in the relationship between currencies or to enhance income. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks).

A Fund may either accept or make delivery of the currency specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

A Fund may construct an investment position by combining a debt security denominated in one currency with a forward contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a forward contract) that is intended to be similar in overall performance to a debt security denominated in the currency purchased.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security by buying the amount of foreign currency needed to settle the transaction. Thus, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Similarly, when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. A Fund also may purchase and sell forward contracts for non-hedging purposes when the manager anticipates that the foreign currency will appreciate or depreciate in value but securities denominated in that currency do not present attractive investment opportunities and are held in a Fund.

A Fund sets aside or segregates sufficient cash, cash equivalents, or readily marketable debt securities held by its custodian bank as deposits for commitments created by open forward contracts. The Fund will cover any commitments under these contracts to sell currency by owning or acquiring the underlying currency (or an absolute right to acquire such currency). The segregated account will be marked-to-market daily. The ability of a Fund to enter into forward contracts is limited only to the extent forward contracts would, in the opinion of the manager, impede portfolio management or the ability of the Fund to honor redemption requests.

Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies.

Unanticipated changes in currency exchange rates also may result in poorer overall performance for the Fund than if it had not entered into such contracts.

The Funds generally will not enter into a forward contract with a term of greater than one year.

If a Fund retains a portfolio security and enters into a closing transaction, the Fund will have a gain or a loss to the extent that the forward contract prices have increased or decreased. If a Fund enters into a closing transaction, it may subsequently enter into a new forward contract to sell the foreign currency. If forward prices decline between the date that a Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain. If forward prices increase, a Fund will suffer a loss.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market, as well as the risks of adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

CURRENCY RATE SWAPS. A currency rate swap is the transfer between two counterparties of their respective rights to receive payments in specified currencies.

Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, a Fund could lose the entire principal value of a currency swap if the other party defaults.

The use of interest rate and currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the managers are incorrect in their forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

CURRENCY FUTURES CONTRACTS. Currency futures contracts are traded on regulated commodity exchanges, including non-U.S. exchanges. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. A Fund may use currency futures contracts to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that a Fund intends to purchase at a later date.

A Fund may either accept or make delivery of the currency specified at the maturity of a currency futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to currency futures contracts are effected on the exchange on which the contract was entered into (or on a linked exchange).

OPTIONS ON FOREIGN CURRENCIES. A Fund may buy and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities or other assets to be acquired. As in the case of other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may lose the entire amount of the premium plus related transaction costs.

FOREIGN SECURITIES AND INVESTMENTS

IN GENERAL. Funds may invest in foreign securities, provided the investments are consistent with their objectives and comply with their concentration and diversification policies. The Funds may buy the securities of foreign issuers directly in foreign markets, both in developed and developing countries. The securities of foreign issuers may be denominated in foreign currency. The Funds also may buy foreign securities that are traded in the U.S. Investments in foreign securities may offer potential benefits not available from investments solely in securities of domestic issuers or dollar-denominated securities. These benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the manager, to offer:

     . a better outlook for long-term capital appreciation or current earnings than investments in domestic issuers;

     . an opportunity to invest in foreign nations whose economic policies or business cycles are different from those of the U.S.; and

     . the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with any applicable U.S. and foreign currency restrictions and tax and other laws limiting the amount and types of foreign investments. A Fund could experience investment losses if there are changes of:

     .  governmental administrations;
     .  economic or monetary policies in the U.S. or abroad;
     . circumstances in dealings between nations; or . currency convertibility or exchange rates.

The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in a Fund. These risks can be significantly greater for investments in emerging markets. Investments in Depositary Receipts also involve some or all of the risks described below.

The political, economic, and social structures of some countries in which a Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about foreign companies or governments compared to the reports and ratings published about U.S. companies and available information about public entities in the U.S. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing, and financial reporting standards and may have less government supervision of financial markets. A Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs (the costs associates with buying and selling securities) on foreign securities markets, including those for custodial services are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

Investments in securities of issuers in foreign nations also may be affected by cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the U.S. of any monies which a Fund has invested in the country. Confiscatory taxation refers to the possibility that a foreign country will adopt a tax law which has the effect of requiring the Fund to pay significant amounts, if not all, of the value of the Fund's investment to the foreign country's taxing authority. Diplomatic developments means that all communications and other official governmental relations between the country and the United States could be severed. This may occur as a result of certain actions occurring within a foreign country, such as significant civil rights violations, or because of the actions of the United States during a time of crisis in the particular country. As a result of such diplomatic developments, U.S. investors' money in the particular country, including that of the Funds, could be abandoned with no way to recover the money.

A Fund's investments in foreign securities may increase the risks with respect to the liquidity of the Fund's portfolio. This could inhibit the Fund's ability to meet a large number of shareholder redemption requests in the event of economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or deterioration in relations between the U.S. and the foreign country.

Through the Funds' flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Funds' investments. The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The Board considers the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Funds' manager, any losses resulting from the holding of the Funds' portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Board's appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

Each Fund's definition of "foreign securities" may differ from the definition of the same or similar term as used for other Funds or in other mutual fund prospectuses. As a result, each Fund may hold foreign securities that other funds may classify differently.

CURRENCY CONSIDERATIONS. If a Fund holds securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the Funds owns and its share price. In addition, changes in foreign currency exchange rates will affect a Fund's income and distributions to shareholders. Some countries in which the Funds may invest also may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain currencies may not be internationally traded. To the extent that the manager intends to hedge currency risk in certain Funds, the Funds endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Some countries may adopt policies that would prevent the Funds from transferring cash out of the country or withhold portions of interest and dividends at the source.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after a Fund's income has been accrued and translated into U.S. dollars, a Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses.

Euro On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. Beginning January 1, 2002, the euro, which was implemented in stages, replaced the national currencies of the following participating countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently the exchange rate of the currencies of each of these participating countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in the euro. Beginning January 1, 2002, euro-denominated bills and coins replaced the bills and coins of the participating countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first three years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.

EMERGING MARKETS. Each Fund that invests in emerging market securities may use a slightly different definition of emerging market countries. Emerging market countries generally include countries that are generally considered low or middle income countries by the International Bank for Reconstruction and Development (commonly known as the World Bank) or the International Finance Corporation.

As many developing countries restructure their existing bank debt and economic conditions improve, these obligations have become available and may offer the Funds the potential for current U.S. dollar income. Such instruments are not traded on any exchange. However, the managers believe there may be a market for such securities either in multi-national companies wishing to purchase such assets at a discount for further investment or from the issuing governments that may decide to redeem their obligations at a discount.

Investments in companies domiciled or operating in emerging countries may be subject to potentially higher risks, making these investments more volatile, than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the risk that the small size of the markets for such securities and the low or nonexistent volume of trading may result in a lack of liquidity and in greater price volatility; (iii) the existence of certain national policies which may restrict each Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some emerging countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in emerging countries may involve increased risks of nationalization, expropriation and confiscatory taxation. For example, the governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, each Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain emerging countries. Finally, even though the currencies of some emerging countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to a Funds' shareholders.

Repatriation, that is, the return to an investor's homeland, of investment income, capital and proceeds of sales by foreign investors may require governmental registration or approval in some developing countries. Delays in or a refusal to grant any required governmental registration or approval for such repatriation could adversely affect the Funds. Further, the economies of emerging countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Russian securities involve all of the risks of emerging markets. No Fund will invest more than 5% of its assets in Russian securities.

Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following:

(a) delays in settling portfolio transactions and the risk of loss arising out of Russia's unsophisticated system of share registration and custody;
(b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a court-ordered judgment;
(c) the pervasiveness of corruption, insider-trading, and crime in the Russian economic system;
(d) currency exchange rate volatility and the lack of available currency hedging instruments such as the techniques discussed under "Currency techniques and hedging" in this SAI;
(e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation);
(f) controls on foreign investment and local practices disfavoring foreign investors, and limitations on repatriation of invested capital, profits and dividends;
(g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises;
(h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets;
(i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information;
(j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale;
(k) dependency on exports and the corresponding importance of international trade;
(l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws;
(m) possible difficulty in identifying a purchaser of securities held by the Funds due to the underdeveloped nature of the securities markets;
(n) the possibility that legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia;
(o) the risk that legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and

(p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia is privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the Investment Company Act of 1940 (1940 Act)) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the Funds to lose their registration through fraud, negligence or even mere oversight. While each Fund will endeavor to ensure that its interest continues to be appropriately recorded by either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Funds of their ownership rights or improperly dilute their interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Funds to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Funds from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

FOREIGN DEBT. Certain Funds may invest in debt securities issued by foreign corporations, governments and their instrumentalities, and by supranational entities. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank, the European Development Bank and the Asian Development Bank.

Many debt obligations of foreign issuers, and especially emerging markets issuers, are either (i) rated below investment grade or (ii) not rated by U.S. rating agencies so that their selection depends on the managers' individual analysis.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs) are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are typically issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the depositary receipts. To the extent a Fund acquires depositary receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the depository receipt to issue and service such depository receipts, there are may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

Depositary receipts also involve the same risks as direct investments in foreign securities, as discussed below. For purposes of a Fund's investment policies, the Fund will consider its investments in depositary receipts to be investments in the underlying securities.


LIMITATIONS. Certain countries do not permit direct investments. Some countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In order to gain investment access to these countries, a Fund may invest up to 10% of its assets in shares of such closed-end investment companies and up to 5% of its assets in any one closed-end investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If a Fund acquires shares of closed-end investment companies, shareholders would bear both their share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

ILLIQUID SECURITIES

Each Fund may invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933 (restricted securities), or in other securities which, in the opinion of the Board, may be illiquid. See "Fundamental Investment Policies" for more information about the Fund's policies with respect to illiquid securities.

Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which a Fund has valued them. Reduced liquidity in the secondary market for certain securities may make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

Securities acquired outside of the U.S. and that are publicly traded in the U.S. or on a foreign securities market are not considered to be illiquid assets if:
(a) the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, or (b) current market quotations are readily available. The Funds will not acquire the securities of foreign issuers outside of the U.S. if, at the time of acquisition, the Funds have reason to believe that they could not resell the securities in a public trading market.

Subject to each Fund's percentage limitation on illiquid securities, the Board has authorized each Fund to invest in restricted securities where such investment is consistent with each Fund's investment goal. The Board has authorized these securities to be considered liquid to the extent the investment manager determines on a daily basis that there is a liquid institutional or other market for such securities - for example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Board will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the managers' assessment of current trading activity and the availability of reliable price information. In spite of the managers' determinations in this regard, the Board will remain responsible for such determinations and will consider appropriate action, consistent with a Fund's goals and policies, if the security should become illiquid after purchase. In determining whether a restricted security is properly considered a liquid security, the investment manager and the Board will take into account, among others, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

LOANS OF PORTFOLIO SECURITIES

To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 102% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the managers intend to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the managers have knowledge that, in their opinion, a material event affecting the loaned securities will occur or the managers otherwise believe it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. Each Fund will loan its securities only to parties who meet creditworthiness standards approved by the Board, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. As required by the SEC, annual portfolio turnover is calculated generally as the dollar value of the lesser of a portfolio's purchases or sales of portfolio securities during a given year, divided by the monthly average value of the portfolio's securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year. The portfolio turnover rates for each Fund are disclosed in the section entitled "Financial Highlights" of the Fund's prospectus. Except for certain Funds noted in the prospectuses, the Funds generally do not expect their annual turnover rates to exceed 100%. It is not possible to estimate future turnover rates with complete accuracy, however, because so many variable factors are beyond the control of the managers.

Portfolio turnover is affected by factors within and outside the control of the Fund and its managers. The investment outlook for the type of securities in which each Fund invests may change as a result of unexpected developments in national or international securities markets, or in economic, monetary or political relationships. High market volatility may result in a manager using a more active trading strategy than it might have otherwise pursued. Each Fund's manager will consider the economic effects of portfolio turnover but generally will not treat portfolio turnover as a limiting factor in making investment decisions. Investment decisions affecting turnover may include changes in investment policies, including changes in management personnel, as well as individual portfolio transactions.

Moreover, turnover may be increased by certain factors wholly outside the control of the managers. For example, during periods of rapidly declining interest rates, such as the U.S. experienced in 1991 through 1993, the rate of mortgage prepayments may increase rapidly. When this happens, "sales" of portfolio securities are increased due to the return of principal to Funds that invest in mortgage securities. Similarly, the rate of bond calls by issuers of fixed income securities may increase as interest rates decline. This causes "sales" of called bonds by Funds that invest in fixed-income securities and the subsequent purchase of replacement investments. In other periods, increased merger and acquisition activity, or increased rates of bankruptcy or default, may create involuntary transactions for portfolios that hold affected stocks and bonds, especially high-yield bonds. Global or international fixed income securities funds may have higher turnover rates due to the rebalancing of the portfolio to keep interest rate risk and country allocations at desired levels.

In addition, redemptions or exchanges by investors may require the liquidation of portfolio securities. Changes in particular portfolio holdings may be made whenever it is considered that a security is no longer the most appropriate investment for a Fund, or that another security appears to have a relatively greater opportunity, and will be made without regard to the length of time a security has been held.

Higher portfolio turnover rates generally increase transaction costs, which are portfolio expenses, but would not create taxable capital gains for investors because of the tax-deferred status of variable annuity and life insurance investments.

REAL ESTATE

IN GENERAL. Although none of the Funds invest directly in real estate, through an investment in a company in the real estate sector, a Fund could ultimately own real estate directly as a result of a default on debt securities it may own. Receipt of rental income or income from the disposition of real property by a Fund may adversely affect its ability to retain its tax status as a regulated investment company.

REAL ESTATE INVESTMENT TRUSTS (REITs). REITs typically invest directly in real estate and/or in mortgages and loans collateralized by real estate. "Equity" REITs are real estate companies that own and manage income-producing properties such as apartments, hotels, shopping centers or office buildings. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management and generally concentrate on a specific geographic region or property type. "Mortgage" REITs make loans to commercial real estate developers and earn income from interest payments.

REPURCHASE AGREEMENTS

IN GENERAL. The Funds generally will have a portion of their assets in cash or cash equivalents for a variety of reasons, including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, a Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of a Fund, and therefore the realization by the Fund on the collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the manager acknowledges these risks, it is expected that if repurchase agreements are otherwise deemed useful to a Fund, these risks can be controlled through careful monitoring procedures. A Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.


REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are considered borrowings by the Funds and as such are subject to the investment limitations discussed under "Fundamental Investment Policies." These transactions may increase the volatility of a Fund's income or net asset value. The Fund carries the risk that any securities purchased with the proceeds of the transaction will depreciate or not generate enough income to cover the Fund's obligations under the reverse repurchase transaction. These transactions also increase the interest and operating expenses of a Fund. Reverse repurchase agreements are the opposite of repurchase agreements but involve similar mechanics and risks. A Fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed price and date. Cash or liquid high-grade debt securities having an initial market value, including accrued interest, equal to at least 102% of the dollar amount sold by the Fund are segregated, i.e., set aside, as collateral and marked-to-market daily to maintain coverage of at least 100%. Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. A default by the purchaser might cause the Fund to experience a loss or delay in the liquidation costs. The Funds intend to enter into reverse repurchase agreements with domestic or foreign banks or securities dealers. The manager will evaluate the creditworthiness of these entities prior to engaging in such transactions and it will conduct these activities under the general supervision of the Board.


SECTOR

By having significant investments in one or more sectors from time to time, a Fund carries greater risk of adverse developments in a sector than a fund that invests more broadly.

TECHNOLOGY COMPANIES. Technology company stocks can be subject to abrupt or erratic price movements and have been volatile in price, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies.

1. Electronic technology and technology services companies. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will rapidly become obsolete. These factors can affect the profitability of technology companies and, as a result, their value. In addition, because many Internet-related companies are in the emerging stage of development, they are particularly vulnerable to these risks.

2. Biotechnology and health technology companies. These companies may be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning health care reform and changes to the U.S. Food and Drug Administration's (FDA) approval process, which would, if enacted, affect the biotechnology and health technology industries. In addition, these industries are characterized by competition and rapid technological developments, which may make a company's products or services obsolete in a short period of time.

COMMUNICATIONS COMPANIES. The securities of communications companies may experience more price volatility than securities of companies in some other sectors or industries. Communications companies are subject to a variety of risk factors including: significant competitive pressures, such as new market entrants, aggressive pricing and competition for market share; the potential for falling profit margins; and the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of communications companies and, as a result, the value of their securities. In addition, many wireless telecommunication and Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks of rapidly changing technologies, as well as the potential of both accidental and deliberate disruption or failure of services or equipment. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term. Portions of the communications sector are also subject to government regulation, which may affect company profitability and share price.

FINANCIAL SERVICES COMPANIES. Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways. A financial services company's profitability, and therefore its stock price, is especially sensitive to interest rate changes throughout the world. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have a significant impact on financial services companies.

1. Banking and thrift institutions. Banking and thrift institutions are subject to extensive government regulation. These regulations may limit both the amounts and types of loans and other financial commitments that the institutions can make, and the interest rates and fees they can charge. The profitability of these institutions largely depends upon the availability and cost of capital funds. Their profits have recently fluctuated significantly as a result of volatile interest rate levels. In addition, general economic conditions influence the operations of these institutions. Financial institutions are exposed to credit losses, which result when borrowers suffer financial difficulties.

2. Insurance companies. Insurance companies are also affected by economic and financial conditions and are subject to extensive government regulation, including rate regulation. Property and casualty companies may be exposed to material risks, including reserve inadequacy. Latent health exposure and inability to collect from their reinsurance carriers.

These industries are currently undergoing rapid change as existing distinctions between different businesses become blurred. On November 12, 1999, the Gramm-Leach-Bliley Act was signed into law. This new law, which became effective March 11, 2000, repealed the sections of the Glass-Steagall Act prohibiting banks and bank holding companies, and their subsidiaries, from engaging in the business of underwriting securities, distributing securities, or sponsoring, organizing or controlling a registered open-end investment company that continuously offers its shares. Banks and bank holding companies that satisfy certain capitalization, managerial and other criteria are now permitted to engage in such underwriting and distribution activities. Recent business combinations have included insurance, finance and securities brokerage under single ownership.

HEALTH CARE COMPANIES. The activities of health care companies are strongly affected by government activities, regulation and legislation. Health care companies may be funded or subsidized by federal and state governments, and if such subsidies are discontinued or reduced, the profitability of these companies could be adversely affected. Stocks held by a Fund also may be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. Health care companies are also subject to legislative risk, which is the risk of changes in the health care system through legislation. Health care companies may face lawsuits related to product liability issues and the risk that their products and services may rapidly become obsolete. Price changes among stocks in the health care sector are often affected by developments pertaining only to one or a few companies and the value of an investment in the Fund may fluctuate significantly over relatively short periods of time.

NATURAL RESOURCES COMPANIES. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. For example, commodity prices and the supply or demand for commodities change dramatically for reasons beyond a company's control. In addition, supply and demand factors may dictate the prices at which a company acquires raw materials or sells its products or services. Moreover, many natural resources companies will hedge commodity prices seeking to create more stable and predictable cash flows. Although the Funds' managers attempt to determine the impact of such hedging, extreme events in the natural resources sector may result in these hedges becoming financial liabilities. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities.

1. Energy companies. Companies that are involved in oil or gas exploration, production, refining, marketing or distribution, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economic, political, and regulatory developments.

UTILITIES COMPANIES. Utilities companies have generally been subject to substantial government regulation. Major changes in government policies, ranging from increased regulation or expropriation to deregulation, privatization or increased competition, may dramatically increase or reduce opportunities for these companies. For example, while certain companies may develop more profitable opportunities, others may be forced to defend their core businesses and may be less profitable.

SHORT SALES

In a short sale, the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale.

The Fund will segregate, in accordance with the law, an amount equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated amount will be marked-to-market daily and at no time will the amount segregated d deposited with the broker as collateral be less than the market value of the securities at the time they sold short.

A Fund may make a short sale when the manager believes the price of the stock may decline and when, for tax or other reasons, the manager does not currently want to sell the stock or convertible security it owns. In this case, any decline in the value of a Fund's portfolio securities would be reduced by a gain in the short sale transaction. Conversely, any increase in the value of a Fund's portfolio securities would be reduced by a loss in the short sale transaction.

Short sales "against the box" are transactions in which a Fund sells a security short for which it owns an equal amount of the securities sold short or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such security.

SECURITIES INDUSTRY RELATED INVESTMENTS

Companies engaged in securities related businesses, including companies that are securities brokers, dealers, underwriters or investment advisors are considered to be part of the financial services sector. Generally, under the 1940 Act, a Fund may not acquire a security or any interest in a securities related business to the extent such acquisition would result in the Fund acquiring in excess of 5% of a class of an issuer's outstanding equity securities or 10% of the outstanding principal amount of an issuer's debt securities, or investing more than 5% of the value of the Fund's total assets in securities of the issuer. In addition, any equity security of a securities-related business must be a marginable security under Federal Reserve Board regulations and any debt security of a securities-related business must be investment grade as determined by the Board. The Funds that invest in these securities do not believe that these limitations will impede the attainment of their investment goal(s).

STANDBY COMMITMENT AGREEMENTS

If a Fund enters into a standby commitment agreement, it will be obligated, for a set period of time, to buy a certain amount of a security that may be issued and sold to the Fund at the option of the issuer. The price of the security is set at the time of the agreement. The Fund will receive a commitment fee typically equal to 0.5% of the purchase price of the security. The Fund will receive this fee regardless of whether the security is actually issued.

A Fund may enter into a standby commitment agreement to invest in the security underlying the commitment at a yield or price that the manager believes is advantageous to the Fund. A Fund will not enter into a standby commitment if the remaining term of the commitment is more than 45 days. If a Fund enters into a standby commitment, it will keep cash or high-grade marketable securities in a segregated account with its custodian bank in an amount equal to the purchase price of the securities underlying the commitment.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the Fund's books on the date the security can reasonably be expected to be issued. The value of the security will then be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. If the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

TEMPORARY INVESTMENTS

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner or hold a substantial portion of the Fund's portfolio in cash. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities market, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments for all Funds (other than the Money Market Fund) generally may include high quality money market instruments or, in the case of the Technology and Strategic Income Funds, short-term debt instruments. High-quality money market instruments include government securities, bank obligations, the highest quality commercial paper and repurchase agreements. Short-term debt instruments include high-grade commercial paper, repurchase agreements, and other money market equivalents. To the extent allowed by exemptions granted under the 1940 Act and the Funds' other investment policies and restrictions, a manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

In addition, certain Funds also may invest in short-term (less than twelve months to maturity) fixed-income securities, non-U.S. currency, short-term instruments denominated in non-U.S. currencies, or medium-term (not more than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities. Certain Funds also may invest cash, including cash resulting from purchases and sales of Fund shares, temporarily in short-term debt instruments.

Because each Fund has its own goals and strategies, as well as cash flows in and out, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or cash equivalents increase, it may not participate in market advances or declines to the same extent as it would if the Fund were fully invested in stocks or bonds.

Any decision to make a substantial withdrawal for a sustained period of time from a Fund's investment goals will be reviewed by the Board.

TRADE CLAIMS

Trade claims are purchased from creditors of companies in financial difficulty. For buyers, such as a Fund, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation if the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are not regulated by federal securities laws or the SEC. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding.

WHEN-ISSUED, DELAYED DELIVERY AND TO-BE-ANNOUNCED (TBA) TRANSACTIONS

When-issued, delayed delivery and to-be-announced (TBA) transactions are arrangements under which a Fund buys securities that have been authorized but not yet issued with payment for and delivery of the security scheduled for a future time, generally within 15 to 60 days. Purchases of securities on a when-issued or delayed delivery basis are subject to the risk that the value or the yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. To the extent a Fund engages in these transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, and not for the purpose of investment leverage. Although the Funds will generally buy securities on a when-issued or TBA basis with the intention of holding the securities, they may sell the securities before the settlement date if the manager believes it is advisable to do so.

When a Fund is the buyer in this type of transaction, it will maintain, in a segregated account with its custodian bank, cash or marketable securities having an aggregate value equal to the amount of the Fund's purchase commitments until payment is made. As a buyer in one of these transactions, the Fund relies on the seller to complete the transaction. The seller's failure to do so may cause a Fund to miss a price or yield considered advantageous to the Fund. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Entering into a when-issued, delayed delivery or TBA transaction is a form of leverage that may affect changes in net asset value to a greater extent.

The securities underlying these transactions are subject to market fluctuation prior to the delivery and generally do not earn interest until their scheduled delivery date. There is the risk that the value or yield of the security at the time of delivery may be more or less than the price for the security or the yield available when the transaction was entered into.


Officers and Trustees
--------------------------------------------------------------------------------

The Trust's Board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The Board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The Board also monitors each Fund to ensure no material conflicts exist among share classes, among different insurance companies or between owners of variable annuity and variable life insurance contracts. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and Board members, as well as their affiliations, positions held with the Trust, and principal occupations during the past five years are shown below.


Independent Board Members
-------------------------
                                                                   Number of
                                                                 Portfolios in
                                                                  Fund Complex
                                               Length of Time     Overseen by
Name, Age and Address   Position                   Served        Board Member*     Other Directorships Held
-------------------------------------------------------------------------------------------------------------

FRANK H.                Trustee               Since 1988        105               None
ABBOTT, III (80)
One Franklin Parkway
San Mateo, CA
94403-1906
Principal Occupation During Past 5 Years:
President and Director, Abbott Corporation (an investment company); and formerly, Director, MotherLode Gold
Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
-------------------------------------------------------------------------------------------------------------

HARRIS J.               Trustee               Since 1988        135               Director, RBC Holdings,
ASHTON (69)


One Franklin Parkway                                                              Inc. (bank holding
San Mateo, CA                                                                     company) and Bar-S Foods
94403-1906                                                                        (meat packing company).
Principal Occupation During Past 5 Years:
Director of various companies; and formerly, President, Chief Executive Officer and Chairman of the Board,
General Host Corporation (nursery and craft centers) (until 1998).
-------------------------------------------------------------------------------------------------------------
ROBERT F.               Trustee              Since 1998         41                None
CARLSON (73)
One Franklin Parkway
San Mateo, CA
94403-1906
Principal Occupation During Past 5 Years:
Vice President and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and formerly, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate
Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
-------------------------------------------------------------------------------------------------------------

S. JOSEPH               Trustee               Since 1989        136               None
FORTUNATO (69)
One Franklin Parkway
San Mateo, CA
94403-1906
Principal Occupation During Past 5 Years:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
-------------------------------------------------------------------------------------------------------------

FRANK W.T.              Trustee               Since 1988        105               Director, The California
LAHAYE (72)                                                                       Center for Land Recycling
One Franklin Parkway                                                              (redevelopment).
San Mateo, CA
94403-1906
Principal Occupation During Past 5 Years:
President, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-------------------------------------------------------------------------------------------------------------

GORDON S.               Trustee               Since 1993        135               Director, Martek
MACKLIN (73)                                                                      Biosciences Corporation,
One Franklin Parkway                                                              WorldCom, Inc.
San Mateo, CA                                                                     (communications
94403-1906                                                                        services), MedImmune,
                                                                                  Inc. (biotechnology),
                                                                                  Overstock.com (Internet
                                                                                  services), and Spacehab,
                                                                                  Inc. (aerospace services).

Principal Occupation During Past 5 Years:
Deputy Chairman and Director, White Mountains Insurance Group, Ltd. (holding company); and formerly,
Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National Association of Securities Dealers, Inc. (until 1987).

-------------------------------------------------------------------------------------------------------------


Interested Board Members and Officers
-------------------------------------

Name, Age and Address   Position              Length of           Number of         Other Directorships Held
                                              Time Served         Portfolios in
                                                                  Fund Complex
                                                                  Overseen by
                                                                  Board Member*
-------------------------------------------------------------------------------------------------------------
**CHARLES B.            Chairman of the       Chairman of the          135                    None
JOHNSON (68)            Board and Trustee     Board and
One Franklin Parkway,                         Trustee since
San Mateo, CA                                 1988
94403-1906
Principal Occupation During Past 5 Years:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company
International; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of
Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------

**CHARLES E.            President and         President and            91                     None
JOHNSON (45)            Trustee               Trustee since
One Franklin Parkway,                         1988
San Mateo, CA
94403-1906
Principal Occupation During Past 5 Years:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President,
Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin
Advisers, Inc.; Chairman of the Board, President and Director, Franklin Investment Advisory Services, Inc.;
officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 34 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------

**RUPERT H.             Vice President and    Vice President           141                    None
JOHNSON, JR. (61)       Trustee               and Trustee
One Franklin Parkway,                         since 1988
San Mateo, CA
94403-1906
Principal Occupation During Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment
Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of
51 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------

**CHRISTOPHER           Trustee               Since 2001               24                     None
H.PINKERTON (43)
One Franklin Parkway,



San Mateo, CA 94403-1906
Principal Occupation During Past 5 Years:
President, Chairman and Chief Executive Officer, USAllianz Investor Services, LLC and USAllianz Advisors;
President and Chief Executive Officer, USAllianz Investment Advisor and USAllianz VIP Trust; Senior Vice
President, Variable Products Division, Allianz Life Insurance Company of North America; fellow, Life
Management Institute; and formerly, Vice President of Marketing, Nationwide Financial Services (until 1999).
-------------------------------------------------------------------------------------------------------------
HARMON E.               Vice President        Since 1988        Not Applicable    None
BURNS (56)
One Franklin Parkway,
San Mateo, CA
94403-1906
Principal Occupation During Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.;
Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------

MARTIN L.               Vice President and    Vice President    Not Applicable    None
FLANAGAN (41)           Chief Financial       and Chief
One Franklin Parkway,   Officer               Financial
San Mateo, CA                                 Officer since
94403-1906                                    1995
Principal Occupation During Past 5 Years:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin
Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive
Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and
Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin
Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton
Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton
Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and
officer and/or director or trustee, as the case may be, of 52 of the investment companies in Franklin
Templeton Investments.
-------------------------------------------------------------------------------------------------------------

DAVID P.               Vice President        Since 2000        Not Applicable    None
GOSS (54)
One Franklin Parkway,
San Mateo, CA
94403-1906
Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director,
Property Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton
Investments; and formerly, President, Chief Executive Officer and Director, Property Resources Equity Trust
(until 1999) and Franklin Select Realty Trust(until 2000).
-------------------------------------------------------------------------------------------------------------

BARBARA J.              Vice President        Since 2000        Not Applicable    None
GREEN (54)
One Franklin Parkway,


Parkway, San Mateo, CA
94403-1906
Principal Occupation During Past 5 Years:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton
Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly,
Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman,
Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of
Massachusetts) (until 1979).
-------------------------------------------------------------------------------------------------------------
EDWARD V.               Vice President        Since 1988        Not Applicable    None
MCVEY (64)
One Franklin Parkway,
San Mateo, CA
94403-1906
Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Distributors, Inc.; Executive Vice President, Templeton/Franklin
Investment Services, Inc.; and officer of 29 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------

KIMBERLEY               Treasurer and         Since 1995        Not Applicable    None
MONASTERIO(38)          Principal
One Franklin Parkway,   Accounting
San Mateo, CA           Officer
94403-1906
Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC.; and officer of 34 of the investment companies in
Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------

MURRAY L.               Vice President and    Since 2000        Not Applicable    None
SIMPSON (64)            Secretary
One Franklin Parkway,
San Mateo, CA
94403-1906
Principal Occupation During Past 5 Years:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin
Templeton Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin
Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset Management Ltd. (until 1999).
-------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Charles E. Johnson's status as an interested person results from his position as an officer of Franklin Resources, Inc.
***Mr. Pinkerton is considered an interested person of the Trust because of the share ownership of Allianz Life in the Trust.

NOTE: Charles B. Johnson and Rupert A. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The following tables provide the dollar range of equity securities beneficially owned by the Board members of the Trust on December 31, 2001.

Independent Board Members
-------------------------
Name of Board                     Dollar Range of Equity Securities in         Aggregate Dollar Range of
   Member                               Each Series of the Trust            Equity Securities in All Funds
                                                                                 Overseen by the Board
                                                                                 Member in the Franklin
                                                                                 Templeton Fund Complex
-----------------------------------------------------------------------------------------------------------
Frank H. Abbott, III              None                                      Over $100,000
Harris J. Ashton                  None                                      Over $100,000
Robert F. Carlson                 None                                      Over $100,000
S. Joseph Fortunato               None                                      Over $100,000
Frank W.T. LaHaye                 None                                      Over $100,000
Gordon S. Macklin                 None                                      Over $100,000

Interested Board Members
------------------------
Name of Board                     Dollar Range of Equity Securities in         Aggregate Dollar Range of
   Member                              Each Series of the Trust             Equity Securities in All Funds
                                                                                 Overseen by the Board
                                                                                Member in the Franklin
                                                                                Templeton Fund Complex
-----------------------------------------------------------------------------------------------------------
Charles B. Johnson                None                                      Over $100,000
Charles E. Johnson                None                                      Over $100,000
Rupert H. Johnson, Jr.            None                                      Over $100,000
Christopher H. Pinkerton          None                                      None

BOARD COMMITTEES

The Board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust's financial reports and internal accounting. The following Independent Trustees of the Trust comprise the Audit
Committee: Frank H. Abbott, III, Robert F. Carlson and Frank W.T. La Haye. The following Independent Trustees of the Trust comprise the Nominating Committee:
Frank H. Abbott, III, Harris J. Ashton, Robert F. Carlson, S. Joseph Fortunato, Frank W.T. LaHaye and Gordon S. Macklin. The Trust's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the Board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the Board, care of the Trust, to the following address:

P.O. Box 997151
Sacramento, CA  95899-9983

During the fiscal year ended December 31, 2001, the Audit Committee met twice and the Nominating Committee met once.

The Trust pays noninterested Board members $675 per month plus $550 per meeting attended. Board members who serve on the audit committee of the Trust and other fundsin Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting. Noninterested Board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to certain noninterested Board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to Board members who serve on other Boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested Board members by the Trust and by Franklin Templeton Investments.

                                                                                                  Number of Boards
                                                                        Total Fees Received       in Franklin
                                                                        from Franklin             Templeton
                                            Total Fees Received         Templeton Investments     Investments on
                                            from the Funds              ($)/2/                    which Each Serves
                                            ($)/1/
Name
Frank H. Abbott, III                              10,487                      163,675                   28
Harris J. Ashton                                  10,813                      353,221                   48
Robert R. Carlson                                 13,600                       93,240                   12
S. Joseph Fortunato                               10,090                      352,380                   49
Frank W.T. LaHaye                                  9,937                      154,197                   28
Gordon S. Macklin                                 10,813                      353,221                   48

1. For the fiscal year ended December 31, 2001.
2. For the calendar year ended December 31, 2001.

Noninterested Board members are reimbursed for expenses incurred in connection with attending Board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or Board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each Board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

Management and Other Services
--------------------------------------------------------------------------------

Managers and services provided

The managers are:


   Investment Adviser                             Fund
   --------------------------------------------   ----------------------------

   Franklin Advisers, Inc. (Advisers)             Aggressive Growth Fund
                                                  Global Communications Fund
                                                  Growth and Income Fund
                                                  High Income Fund
                                                  Income Securities Fund
                                                  Large Cap Growth Fund
                                                  Money FundReal Estate Fund
                                                  S&P 500 Index Fund
                                                  Small Cap Fund
                                                  Strategic Income Fund
                                                  Technology Fund
                                                  U.S. Government Fund
                                                  Zero Coupon Fund - 2005
                                                  Zero Coupon Fund - 2010
                                                  Global Income Fund

   Franklin Advisory Services, LLC (FAS)          Rising Dividends Fund
                                                  Small CapValue Fund

   Franklin Mutual Advisers, LLC (FMA)            Mutual Discovery Fund
                                                  Mutual Shares Fund

   Templeton Investment Counsel,                  Global Asset Allocation Fund
   LLC (TIC)                                      Foreign Securities Fund

   Templeton Global Advisors                      Growth Securities Fund
   Limited (TGAL)

   Investrment Advisor                         Fund
   ----------------------------------------    ------------------------------
   Templeton Asset Management                  Developing Markets Securities
   LTD. (TAML)                                 Fund

Peter A. Nori, CFA, has been a manager of the Foreign Securities Fund since November 1999. He was a manager of the Templeton International Equity Fund from 1996 until its merger and reorganization into the Foreign Securities fund on May 1, 2000. Mr. Nori has been with Franklin Templeton Investments since 1987.

The managers are directly or indirectly wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The managers provide investment research and portfolio management services, and select the securities for the Funds to buy, hold or sell. The managers also select the brokers who execute the Funds' portfolio transactions. The managers provide periodic reports to the Board, which reviews and supervises the managers' investment activities. To protect the Funds, the managers and their officers, directors and employees are covered by fidelity insurance. TAML and TGAL render their services to the Funds from outside the U.S.

The Templeton organization has been investing globally since 1940. The managers and their affiliates have offices in Argentina, Australia, Bahamas, Belgium, Brazil, Canada, Peoples' Republic of China, Cyprus, France, Germany, Hong Kong, Hungary, India, Ireland, Italy, Japan, Korea, Luxembourg, Malaysia, Mauritius, the Netherlands, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Turkey, United Arab Emirates, United Kingdom, Venezuela and U.S.

The managers and their affiliates manage numerous other investment companies and accounts. The managers may give advice and take action with respect to any of the other funds they manage, or for their own accounts, that may differ from action taken by the managers on behalf of the Funds. Similarly, with respect to the Funds, the managers are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the managers and access persons, as defined by applicable federal securities laws, may buy or sell for their own account or for the accounts of any other fund. The managers are not obligated to refrain from investing in securities held by the Funds or other funds they manage.

The Funds, their managers and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Funds or that are currently held by the Funds, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and their principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

Franklin Advisers, Inc. is the sub-advisor for Global Asset Allocation Fund. Templeton Asset Management Limited, Singapore (TAML) is the sub-advisor for Growth Securities Fund. SSgA Funds Management, Inc. (SSgA), is the sub-advisor for Franklin S&P 500 Index Fund (Fund). SSgA, a registered investment advisor, is a subsidiary of State Street Bank and Trust Company. The sub-advisors have agreements with the managers and provide the managers with investment advice and assistance. TAML provides the portfolio management services of John Crone while he remains employed by TAML. The sub-advisors' activities are subject to the Board's review and control, as well as the managers' instructions and supervision. The code of ethics of SSgA is filed with, and available from, the SEC.

During the past fiscal year, the Board considered and approved the renewal of each Fund's management agreement with its manager. In connection with this annual review, the Board, with the advice and assistance of independent counsel, received and considered information and reports relating to the nature, quality and scope of the services provided to each Fund by its manager and its affiliates, including generally arrangements paid from the advisers or affiliates of Resources. The Board considered the level of and the reasonableness of the fees charged for these services, together with comparative fee and expense information showing, among other things, the fees paid for advisory (including any sub-advisory services), administrative, transfer agency, and shareholder services and the total expense ratio of each Fund relative to its peer group of mutual funds.

In addition, the Board considered, among other factors:

     . the effect of the investment advisory fee (and where relevant, any sub-advisory fees) and fund administration fee structure on the expense ratio of each Fund;

     . the effect of the investment advisory fee (and where relevant, any sub-advisory fees) and fund administration fee structure on the nature or level of services to be provided to each Fund;

     .  the investment performance of each Fund;

     . information on the investment performance, advisory fees, administration fees and expense ratios of other registered investment companies within Franklin Templeton Investments;

  . information on the investment performance, advisory fees, administration fees and expense ratios of other investment companies not advised by the manager but believed to be generally comparable in their investment objectives and size to each Fund; and

  . the continuing need of the manager to retain and attract qualified investment and service professionals to serve the Trust in an increasingly competitive industry.

The Board also considered various improvements and upgrades in shareholder and contract owner services made during the year, financial information about the manager's costs, an analysis of historical profitability of each Fund, and the importance of supporting quality, long-term service by the manager to help achieve solid investment performance.

Based on all the factors described above and such other considerations and information as it deemed relevant to its decision, the Board determined that renewal of the management agreement was in the best interests of each Fund and its shareholders and on that basis approved their renewal.

Management fees Each Fund pays the manager a fee equal to an annual rate as follows:

    Fund                                    Management Fee Rates
       ------------------------------------------------------------------------------------------------------
       Global Communications Fund              0.625% of the value of net assets up to and including
       Growth and Income Fund                  $100 million; plus
       High Income Fund                        0.50% of the value of net assets over $100 million up to
       Income Securities Fund                  and including $250 million; plus
       Money Fund                              0.45% of the value of net assets over $250 million up to
       Real Estate Fund                        and including $10 billion; plus
       U.S. Government Fund                    0.44% of the value of net assets over $10 billion up to
       Zero Coupon Fund - 2005                 and including $12.5 billion; plus
       Zero Coupon Fund - 2010                 0.42% of the value of net assets over $12.5 billion up
       Global Income Fund                      to and including $15 billion; plus
                                               0.40% of the value of net assets over $15 billion.

       Large Cap Fund                          0.75% of the value of net assets up to $500 million;
       Rising Dividends Fund                   0.625% of the value of net assets over $500 million up
                                               to and including $1 billion; and
                                               0.50% of the value of net assets in excess of $1 billion.

       Growth Securities Fund                  1.00% of the value of net assets up to $100 million;
                                               0.90% of the value of net assets over $100 million up to
                                               and including $250 million;
                                               0.80% of the value of net assets over $250 million up to
                                               and including $500 million; and
                                               0.75% of the value of net assets over $500 million.

       Foreign Securities Fund                 0.75% of the value of net assets
                                               up to and including $200 million;
                                               0.675% of the value of net
                                               assets over $200 million up
                                               to and including $1.3 billion;
                                               0.60% of the value of net assets
                                               over $1.3 billion.

       Developing Markets Fund                 1.25% of the value of net assets.


       Global Asset Allocation Fund            0.65% of the value of net assets
                                               up to and including $200
                                               million;
                                               0.585% of the value of net assets
                                               over $200 million up to and
                                               including $1.3 billion;
                                               0.52% of the value of net assets
                                               over $1.3 billion.

       Small Cap Value Fund                    0.60% of the value of net assets
                                               up to an including $200 million;
                                               0.50% of the value of net assets
                                               up to and including $1.3 billion;
                                               and
                                               0.40% of value of net assets over
                                               $1.3 billion.

       Mutual Discovery Fund                   0.80% of the value of net assets.


       Mutual Shares Fund                      0.60% of the value of net assets.


       Aggressive Growth Fund                  0.500% of the value of net assets
                                               up to $500 million;
                                               0.400% of the value of net assets
                                               over $500 million up to and
                                               including $1 billion;
                                               0.350% of the value of net assets
                                               over $1 billion up to and
                                               including $1.5 billion;
                                               0.300% of the value of net assets
                                               over $1.5 billion up to and
                                               including $6.5 billion;
                                               0.275% of the value of net assets
                                               over $6.5 billion up to and
                                               including $11.5 billion;
                                               0.250% of the value of net assets
                                               over $11.5 billion up to and
                                               including $16.5 billion;
                                               0.240% of the value of net assets
                                               over $16.5 billion up to and
                                               including $19 billion;
                                               0.230% of the value of net assets
                                               over $19 billion up to and
                                               including $21.5 billion; and
                                               0.220% of the value of net assets
                                               over $21.5 billion.


       Small Cap Fund                          0.550% of the value of net assets
       Technology Fund                         up to $500 million; and
                                               0.450% of the value of net assets
                                               over $500 million up to and
                                               including $1 billion; and
                                               0.400% of the value of net assets
                                               over $1 billion up to and
                                               including $1.5 billion; and

Fund                                           Management Fee Rates
--------------------------------------------------------------------------------

                                               0.350% of the value of net assets
                                               over $1.5 billion up to and
                                               including $6.5 billion; and
                                               0.325% of the value of net assets
                                               over $6.5 billion up to and
                                               including $11.5 billion; and
                                               0.300% of the value of net
                                               assets over $11.5 billion up
                                               to and including $16.5
                                               billion; and
                                               0.290% of the value of net assets
                                               over $16.5 billion up to and
                                               including $19 billion; and
                                               0.280% of the value of net
                                               assets over $19 billion up
                                               to and including $21.5
                                               billion; and
                                               0.270% of the value of net assets
                                               over $21.5 billion.

       S&P 500 Index Fund                      0.15% of the value of net assets.


       Strategic Income Fund                   0.425% of the value of net
                                               assets up to $500 million;
                                               0.325% of the value of net
                                               assets over $500 million up
                                               to and including $1 billion;
                                               0.280% of the value of net
                                               assets over $1 billion up to
                                               and including $1.5 billion;
                                               0.235% of the value of net
                                               assets over $1.5 billion up to
                                               and including $6.5 billion;
                                               0.215% of the value of net
                                               assets over $6.5 billion up
                                               to and including $11.5 billion;
                                               0.200% of the value of net
                                               assets over $11.5 billion up
                                               to and including $16.5 billion;
                                               0.190% of the value of net
                                               assets over $16.5 billion up
                                               to and including $19 billion;
                                               0.180% of the value of net
                                               assets over $19 billion up to
                                               and including $21.5 billion; and
                                               0.170% of the value of net
                                               assets over $21.5 billion.

The fees are computed daily according to the terms of the management agreements. Each class of a Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended December 31, the Funds paid the following management fees:

                                                                    Management fees paid ($)
      ------------------------------------------------------------------------------------------
                                                     2001              2000              1999
      ------------------------------------------------------------------------------------------
      Aggressive Growth Fund                       45,387            22,838/1/           n/a
      Global Communications Fund                1,890,733         4,032,318         4,247,909
      Growth and Income Fund                    3,503,479         3,976,995         5,454,205
      High Income Fund                          1,004,788         1,350,684         1,992,885
      Income Securities Fund                    2,908,412         3,327,614         4,605,869
      Large Cap Fund                            2,705,875         3,420,758         2,501,063
      Money Fund                                1,521,353         1,599,158         1,971,026
      Real Estate Fund                          1,103,174           932,495         1,197,913
      Rising Dividends Fund                     2,608,589         2,738,475         4,308,795
      S&P 500 Index Fund                           80,998            70,310/1/              0/3/
      Small Cap Fund                            2,848,023         3,511,885/1/      2,375,111

                                                    Management fees paid ($)
     --------------------------------------------------------------------------------
                                         2001          2000             1999
     --------------------------------------------------------------------------------
     Small CapValue Fund/1/           267,188       110,031           62,295
     Strategic Income Fund             94,842        25,664/1/             0/1, 2/
     Technology Fund                   63,523        25,076/1/           n/a
     U.S. Government Fund           2,151,631     2,315,683        3,000,062
     Zero Coupon Fund - 2005          379,802       374,270          470,096
     Zero Coupon Fund - 2010          329,504       358,565          502,424
     Mutual Discovery Fund          1,477,319     1,602,379        1,617,147
     Mutual Shares Fund             3,218,079     2,544,563        2,833,172
     Global Asset Allocation Fund   3,558,579     4,131,722        4,072,911/4/
     Developing Markets Fund        4,180,830     4,860,007        3,292,465/4/
     Foreign Securities Fund        5,974,813     9,942,391        7,168,839/4/
     Global Income Fund               460,525       541,042           714,45/4/
     Growth Securities Fund         9,152,469     8,610,867        5,923,920


     1.   The Fund's fees, before any advance waiver, were ($):

                                     2001              2000              1999
     ---------------------------------------------------------------------------
     Aggressive Growth Fund/a/         48,589        25,512/a/           n/a
     Money Fund                           n/a           n/a              n/a
     S&P 500 Index Fund                84,144        73,826/a/         1,735/b/
     Small Cap Fund                 3,328,141     3,797,838/a/           n/a
     Small Cap Value Fund             282,342       113,954/a/           n/a
     Strategic Income Fund            108,010        31,828/a, b/      6,732/b/
     Technology Fund                   66,925        26,813/a/           n/a

          a. The manager agreed in advance to reduce its fees to reflect reduced services from the Fund's investment in a Franklin Templeton money fund, as required by the Board and an SEC order.

          b.   The manager agreed in advance to waive or limit its fees.

     2.   For the period May 1, 2000 (effective date) to December 31, 2000.

     3.   For the period November 1, 1999 (effective date) to December 31, 1999.

     4.   For the period July 1, 1999 (effective date) to December 31, 1999.

     5. Included in the financials in the Templeton Variable Products Series Fund (TVP) Annual Report to Shareholders for the fiscal year ended December 31, 1999.

For services provided to the Funds, the managers pay the sub-advisors the following fees:

     Sub-Advisor     Fund                        Annual Fee Rates
     --------------------------------------------------------------------------------
     Advisers        Global Asset Allocation     0.227% of the value of net assets up
                     Fund                        to and including $200 million;
                                                 0.205% of the value of net assets
                                                 over $200 million up to an including
                                                 $1.3 billion; and
                                                 0.182% of the value of net assets
                                                 over $1.3 billion.

SsgA                 S&P 500 Index Fund          0.05% of the value of the Fund's net

     Sub-Advisor     Fund                        Annual Fee Rates
     --------------------------------------------------------------------------------
                                                 assets up to and including
                                                 $50,000,000; and 0.04% of the value
                                                 of the Fund's net assets over
                                                 $50,000,000 up to and including
                                                 $100,000,000; and
                                                 0.02% of the value of the Fund's net
                                                 assets over $100,000,0000.


     TAML            Growth Securities Fund      0.80% of the value of the net assets
                                                 up to and including $100 million;
                                                 0.72% of the value of the net assets
                                                 up to and including $250 million;
                                                 0.64% of the value of the net assets
                                                 up to and including $500 million;
                                                 and 0.60% of the value of net assets
                                                 over $1.3 billion.
                                                 ------------------------------------

The managers pay sub-advisory fees from the management fees they receive from the Funds. For the last three fiscal years, the managers paid the following sub-advisory fees:

                                                sub-advisory fees paid ($)
     ---------------------------------------------------------------------------
                                      2001            2000            1999
     ---------------------------------------------------------------------------

     Global Income Fund            191,966         298,522         394,727
     S&P 500 Index Fund             27,308          23,798             576/1/
     Strategic Income Fund               0           5,636               0/1/

     1.   For the period November 1, 1999 (effective date) to December 31, 1999.

Administrator and services provided Franklin Templeton Services, LLC (FT Services) provides certain administrative services and facilities for each Fund. FT Services has direct agreements with the following Funds:

          Aggressive Growth Fund
          S&P 500 Index Fund
          Small Cap Fund
          Small Cap Value Fund
          Strategic Income Fund
          Technology Fund

          Mutual Discovery Fund
          Mutual Shares Fund
          Global Asset Allocation Fund
          Developing Markets Fund
          Foreign Securities Fund

FT Services has subcontracts with the managers of all other Funds not listed above. The administrative services provided by FT Services include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services may make certain payments to insurance companies for administrative services. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Trust's managers and principal underwriter.

Administration fees The Funds, in the case of the Funds with direct agreements with FT Services (except for Aggressive Growth Fund, S&P 500 Index Fund, Small Cap Fund, Strategic Income Fund and Technology Fund) and the managers for all other Funds, pay FT Services a monthly fee for each Fund, equal to an annual rate of:

     .    0.15% of the Fund's average daily net assets up to $200 million;
     .    0.135% of average daily net assets over $200 million up to $700 million;
     .    0.10% of average daily net assets over $700 million up to $1.2 billion; and
     .    0.075% of average daily net assets over $1.2 billion.

Small Cap Fund and Technology Fund each pays FT Services a monthly fee equal to an annual rate of 0.25% of the average daily net assets of the Fund during the preceding month.

Strategic Income Fund and Aggressive Growth Fund each pays FT Services a monthly fee equal to an annual rate of 0.20% of the average daily net assets of the Fund during the preceding month.

S&P 500 Index Fund pays FT Services a monthly fee equal to an annual rate of 0.10% of the Fund's average daily net assets.

During the last three fiscal years ended December 31, the Funds or the managers, as applicable, paid FT services the following administration fees:

                                                                 Administration fees paid ($)
    ---------------------------------------------------------------------------------------------
                                                    2001                 2000               1999
    ---------------------------------------------------------------------------------------------
    Aggressive Growth Fund                        19,435             10,051/2/               n/a
    Global Communications Fund                   522,988            1,108,980          1,163,467
    Growth and Income Fund                       993,251            1,101,761          1,427,064
    High Income Fund                             264,165              361,578            553,410
    Income Securities Fund                       828,305              948,430          1,243,737
    Large Cap Fund                               517,586              644,210            479,784
    Money Fund                                   409,632              436,105            546,502
    Real Estate Fund                             292,570              241,521            318,900
    Rising Dividends Fund                        506,786              525,587            826,684
    S&P 500 Index Fund                            55,651               48,367              0/4,5/
    Small Cap Fund                             1,555,535          1,588,387/3/           457,520
    Small Cap Value Fund                          70,585               28,354             15,666
    Strategic Income Fund                         50,829               15,004                /,6/
    Technology Fund                               30,329                  0/4/               n/a
    U.S. Government Fund                         600,427              648,078            855,487

                                                                     Administration fees paid ($)
----------------------------------------------------------------------------------------------------
                                                    2001               2000                  1999
----------------------------------------------------------------------------------------------------

Zero Coupon Fund - 2005                           91,156             89,608               112,884
Zero Coupon Fund - 2010                           79,105             85,841               120,676
Mutual Discovery Fund                            276,996            300,017               302,448
Mutual Shares Fund                               754,929            602,528               667,459
Developing Markets Fund/1/                       481,526            449,440               254,273/7/
Foreign Securities Fund/1/                     1,154,256          1,563,478             1,004,768/7/
Global Income Fund                               110,525            127,938               177,066
Growth Securities Fund                         1,399,978          1,343,436               982,673

1. Before the merger on May 1, 2000, the Fund's administrative fees were based on the total net assets of TVP, with each Fund paying its proportionate share based on each Fund's average net assets.
2.   For the period May 1, 2000 (effective date) to December 31, 2000.
3. Before May 1, 2000, the administration fee was paid indirectly through the management fee.
4. No fees paid under an advance agreement by the administrator to waive its fees.
5. For the period November 1, 1999 (effective date) to December 31, 1999, the Fund's administration fees, before any advance waiver, totaled $1,140. Under an agreement by FT Services to waive its fees, the Fund paid no administration fees for the period.
6.   For the period July 1, 1999 (effective date) to December 31, 1999.
7.   Included in the financials in the TVP Annual Report to Shareholders.

Shareholder servicing and transfer agent Franklin Templeton Investor Services, LLC (Investor Services) is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Custodians Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Funds' securities and other assets, except Asset Allocation Fund, Developing Markets Fund, Foreign Securities Fund, Global Income Fund and Growth Securities Fund. JPMorgan Chase Bank, formerly Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the securities and other assets of Asset Allocation Fund, Developing Markets Fund, Foreign Securities, Global Income Fund and Growth Securities Fund. As foreign custody manager, JPMorgan Chase Bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

Auditor PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105 is the Trust's independent auditor. The auditor gives an opinion on the financial statements included in the Trust's Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

Research services The managers may receive services from various affiliates. The services may include information, analytical reports, computer screening studies, statistical data, and factual resumes pertaining to securities eligible for purchase by the Funds. Such supplemental research, when utilized, is subject to analysis by the managers before being incorporated into the investment advisory process.

Portfolio Transactions
--------------------------------------------------------------------------------
The managers select brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreements and any directions that the Board may give.

When placing a portfolio transaction, the managers seek to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The managers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the managers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The managers may pay certain brokers commissions that are higher than those another broker may charge, if the managers determine in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services they receive. This may be viewed in terms of either the particular transaction or the managers' overall responsibilities to client accounts over which they exercise investment discretion. The services that brokers may provide to the managers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the managers in carrying out their investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the managers in carrying out their overall responsibilities to their clients.

To the extent a Fund invests in bonds or participates in other principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker.

Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Funds seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the managers receive from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the managers to supplement their own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the managers and their affiliates may use this research and data in their investment advisory capacities with other clients. If the Trust's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the Funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

During the last three fiscal years ended December 31, the Funds paid the following brokerage commissions:

      Broker Commissions ($)
                                                    2001               2000              1999
----------------------------------------------------------------------------------------------
Aggressive Growth Fund                            28,715            7,134/1/              n/a
Global Communications Fund                     1,020,179          1,591,960         2,240,233
Growth and Income Fund                         2,256,692          1,609,865         1,462,576
High Income Fund                                   7,156             12,917             1,469
Income Securities Fund                           221,795                  0                 0
Large Cap Fund                                   726,865            389,057           285,773
Money Fund                                             0                  0                 0
Real Estate Fund                                 275,615            198,320           321,201
Rising Dividends Fund                            176,521            327,751           468,845
S&P 500 Index Fund                                17,111             15,697           4,396/2/
Small Cap Fund                                   483,898            178,280           170,758
Small Cap Value Fund                             114,885             38,164            29,749
Strategic Income Fund                              1,710                263             353/4/

Technology Fund                                   36,744            7,764/1/                   n/a
U.S. Government Fund                                   0                  0                      0
Zero Coupon Fund - 2005                                0                  0                      0
Zero Coupon Fund - 2010                                0                  0                      0
Mutual Discovery Fund                            343,484            469,166                826,555
Mutual Shares Fund                               845,400            824,600              1,073,693
Developing Markets Fund                        1,257,897          1,787,125            1,207,123/3/
Foreign Securities Fund                          644,547          1,954,173           1,430,2762/3/
Global Asset Allocation Fund                     397,845            755,161            1,099,879/3/
Global Income Fund                                     0                  0                      0
Growth Securities Fund                         1,480,731          2,738,293              1,563,908

1.   From May 1, 2000 (effective date) to December 31, 2000.
2.   From November 1, 1999 (effective date) to December 31, 1999.
3.   Included in the financials in the TVP Annual Report to Shareholders.
4.   From July 1, 1999 (effective date) to December 31, 1999.

The following table identifies each Fund which held securities of its regular brokers or dealers during 2001, the names of each such broker or dealer, and the value, if any, of such securities as of December 31, 2001.

                                                                                        December 31,
                                                                                          2001 value
                                                                                                 ($)
     Fund Name                Regular Broker or Dealer                                  (in 1,000's)
     -----------------------------------------------------------------------------------------------
     Growth and Income        Banc of America Securities LLC                                   7,869
     Fund                     Morgan Stanley Dean Witter                                       3,636

     Income Securities        J.P. Morgan  Chase Securities, Inc.                              1,091
     Fund

     Large Cap Fund           Goldman Sachs & Co.                                              2,783
                              Lehman Brothers, Inc.                                              668
                              Merrill Lynch Pierce Fenner                                      3,867

     Money Fund               Deutsche Bank Securities                                        10,000
                              Goldman Sachs & Co.                                              9,994
                              Morgan Stanley Dean Witter                                       9,996

     S&P 500 Fund             Morgan Stanley Dean Witter                                         369
                              J.P. Morgan Chase Securities, Inc.                                 427
                              Banc of America Securities, LLC                                    593
                              Lehman Brothers, Inc.                                               94
                              Merrill Lynch Pierce Fenner                                        262
                              Wells Fargo Securities                                             439

     Small Cap Fund           Instinet Corp.                                                   1,267

     Mutual Discovery         J.P. Morgan Chase Securities, Inc.                                  31
     Fund                     Banc of America Securities, LLC                                    390

     Mutual Shares            J.P. Morgan Chase Securities, Inc.                             4,475
     Fund                     Banc of America Securities, LLC                                1,397
                              Bear, Stearns & Securities Corp.                               6,893

     Foreign Securities       HSBC Securities, Inc.                                         11,604
     Fund

     Global Asset Allocation  Allstate Corp.                                                 2,696
     Fund

     Growth Securities        HSBC Securities, Inc                                          16,561
     Fund                     Merrill Lynch Pierce Fenner                                   13,030

Because certain Funds may, from time to time, invest in broker-dealers, it is possible that a Fund will own more than 5% of the voting securities of one or more broker-dealers through whom a Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent a Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the Board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

Distributions and Taxes
--------------------------------------------------------------------------------
Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees applicable to each class.

Election to be taxed as a regulated investment company Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. To ensure that individuals holding the variable annuity and variable life insurance contracts whose assets are invested in a Fund will not be subject to federal income tax on distributions made by a Fund prior to receipt of payments under the variable annuity and variable life insurance contracts, each Fund intends to comply with the additional requirements of Section 817(h) of the Code relating to diversification of its assets. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Organization, Voting Rights and Principal Holders
--------------------------------------------------------------------------------
The Trust is an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Massachusetts business trust on April 26, 1988, and is registered with the SEC. Each Fund, except the Strategic Income Fund, Technology Fund, Small Cap Value Fund and Global Income Fund, is a diversified series of the Trust.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Agreement and Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

Each of the Funds currently offer two classes of shares, Class 1 and Class 2, except for the S&P 500 Index Fund which currently offers Class 1, Class 2 and Class 3. The Trust may offer additional classes of shares in the future. The full title of each series and class is:

     .    Franklin Aggressive Growth Securities Fund - Class 1
     .    Franklin Aggressive Growth Securities Fund - Class 2
     . Franklin Global Communications Securities Fund - Class 1/1/ (prior to 11/15/99, Franklin Global Utilities Securities Fund) (prior to 5/1/98, Utility Equity Fund)
     . Franklin Global Communications Securities Fund - Class 2/1/ (prior to 11/15/99, Franklin Global Utilities Securities Fund)
     . Franklin Growth and Income Fund - Class 1/1/ (prior to 5/1/95, Equity Growth Fund)
     .    Franklin Growth and Income Fund - Class 2/1/
     .    Franklin High Income Fund - Class 1/1/
     .    Franklin High Income Fund - Class 2/1/
     .    Franklin Income Securities Fund - Class 1/1/
     .    Franklin Income Securities Fund Class 2/1/
     . Franklin Large Cap Growth Securities Fund - Class 1/1/ (prior to 12/15/99, Franklin Capital Growth Fund)

     .    Franklin Large Cap Growth Securities Fund - Class 2/1/
          (same as Class 1)
     .    Franklin Money Market Fund - Class 1/1/
     .    Franklin Money Market Fund - Class 2/1/
     .    Franklin Real Estate Fund - Class 1
          (prior to September 1999, Real Estate Securities Fund)
     .    Franklin Real Estate Fund - Class 2
          (same as Class 1)
     .    Franklin Rising Dividends Securities Fund - Class 1
          (prior to September 1999, Rising Dividends Fund)
     .    Franklin Rising Dividends Securities Fund - Class 2
          (same as Class 1)
     .    Franklin S&P 500 Index Fund - Class 1/2/
     .    Franklin S&P 500 Index Fund - Class 2/2/
     .    Franklin S&P 500 Index Fund - Class 3/2/
     .    Franklin Small Cap Fund - Class 1/1/
     .    Franklin Small Cap Fund - Class 2/1/
     .    Franklin Small Cap Value Securities Fund - Class 1/1/
          (prior to May 1, 2002, Franklin Value Securities Fund)
     .    Franklin Small Cap Value Securities Fund - Class 2/1/
          (same as Class 1)
     .    Franklin Strategic Income Securities Fund - Class 1
     .    Franklin Strategic Income Securities Fund - Class 2
     .    Franklin Technology Securities Fund - Class 1
     .    Franklin Technology Securities Fund - Class 2
     .    Franklin U.S. Government Fund - Class 1/1/
     .    Franklin U.S. Government Fund - Class 2/1/
     .    Franklin Zero Coupon Fund - 2005 - Class 1/1/
     .    Franklin Zero Coupon Fund - 2005 - Class 2/1/
     .    Franklin Zero Coupon Fund - 2010 - Class 1/1/
     .    Franklin Zero Coupon Fund - 2010 - Class 2/1/
     .    Mutual Discovery Securities Fund - Class 1
     .    Mutual Discovery Securities Fund - Class 2
     .    Mutual Shares Securities Fund - Class 1
     .    Mutual Shares Securities Fund - Class 2
     . Templeton Developing Markets Securities Fund - Class 1/2/ (prior to May 1, 2000, Templeton Developing Markets Fund)
     .    Templeton Developing Markets Securities Fund - Class 2/2/
          (same as Class 1)
     .    Templeton Foreign Securities Fund - Class 1/2/
          (prior to May 1, 2002, Templeton International Securities Fund)
     .    Templeton Foreign Securities Fund - Class 2/2/
          (same as Class 2)

     .    Templeton Global Asset Allocation Fund - Class 1/2/
          (prior to May 1, 2002, Templeton Asset Strategy Fund)
     .    Templeton Global Asset Allocation Fund - Class 2/2/
          (same as Class 1)
     .    Templeton Growth Securities Fund - Class 1
     .    Templeton Growth Securities Fund - Class 2
     .    Templeton Global Income Securities Fund Class 1
          (prior to May 1, 1996, Global Income Fund)
     .    Templeton Global Income Securities Fund Class 2
          1. In September 1999, the names of the Funds were changed to include "Franklin".
          2. On February 8, 2000, Fund shareholders approved a merger and reorganization that combined the Fund, a series of TVP with a similar fund of the Trust, effective May 1, 2000. The Fund is the surviving fund of the merger.


Shares of each class represent proportionate interests in a Fund's assets and are identical except that the Fund's Class 2 shares will bear the expense of the Class 2 distribution plan. (See "The Underwriter" below, for a description of the Class 2 plans.) On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has non-cumulative voting rights. For Board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board to consider the removal of a Board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help shareholders communicate with other shareholders about the removal of a Board member. A special meeting may also be called by the Board in its discretion.

Principal Shareholders Class 1 and Class 2 shares of the Funds generally are sold to and owned only by insurance company separate accounts to serve as the investment vehicle for variable annuity and life insurance contracts.

The insurance companies will exercise voting rights attributable to shares they own in accordance with voting instructions received by owners of the contracts issued by the insurance companies. To this extent, the insurance companies do not exercise control over the Trust by virtue of the voting rights from their ownership of Trust shares.

The name, address and percentage of ownership of shareholders that owned of record 5% or more of the shares of the Funds, as of April 2, 2002, are as follows:


        Name and Address                     Share class                              Percentage (%)
        -----------------------------------------------------------------------------------------------------

                                             Aggressive Growth Securities Fund -
                                             Class 1

        Allianz Life Insurance                                                                         69.00
        1750 Hennepin Ave.
        Minneapolis, MN 55403

        AIG Life of Bermuda                                                                            28.29
        1 Alico Plz
        Hamilton, HMAX, Bermuda

                                             Aggressive Growth Securities Fund -
                                             Class 2

        Preferred Life Insurance Company                                                              100.00
        of New York
        152 West 57th Street, 18th Floor
        New York, NY 10019

                                             Global Communications Fund - Class 1

        Allianz Life Insurance                                                                         91.60
        1750 Hennepin Ave.
        Minneapolis, MN 55403

        Preferred Life Insurance Company                                                                8.40
        of New York
        152 West 57th Street, 18th Floor
        New York, NY 10019

                                             Global Communications Fund - Class 2

        Allianz Life Insurance                                                                         96.35
        1750 Hennepin Ave.
        Minneapolis, MN 55403


                                             Growth and Income Fund - Class 1

        Allianz Life Insurance                                                                         91.54
        1750 Hennepin Ave.
        Minneapolis, MN 55403

        Preferred Life Insurance Company                                                                8.46
        of New York
        152 West 57th Street, 18th Floor
        New York, NY 10019

                                             Growth and Income Fund  - Class 2

        Allianz Life Insurance                                                                         98.85
        1750 Hennepin Ave.
        Minneapolis, MN 55403

                                             High Income Fund - Class 1


        Name and Address                     Share class                              Percentage (%)
        -----------------------------------------------------------------------------------------------------

        Allianz Life Insurance                                                                         92.49
        1750 Hennepin Ave.
        Minneapolis, MN 55403

        Preferred Life Insurance Company                                                                7.51
        of New York
        152 West 57th Street, 18th Floor
        New York, NY 10019

                                             High Income Fund - Class 2

        Allianz Life Insurance                                                                         98.20
        1750 Hennepin Ave.
        Minneapolis, MN 55403

                                             Income Securities Fund - Class 1

        Allianz Life Insurance                                                                         93.37
        1750 Hennepin Ave.
        Minneapolis, MN 55403

        Preferred Life Insurance Company                                                                6.63
        of New York
        152 West 57th Street, 18th Floor
        New York, NY 10019

                                             Income Securities Fund - Class 2

        Allianz Life Insurance                                                                         35.49
        1750 Hennepin Ave.
        Minneapolis, MN 55403

        Preferred Life Insurance Company                                                                5.09
        of New York
        152 West 57th Street, 18th Floor
        New York, NY 10019

        American Enterprise Life                                                                       59.42
        IDS Tower 10 T11/1646
        Minneapolis, MN 55440

                                             Large Cap Growth Fund - Class 1

        Allianz Life Insurance                                                                         89.69
        1750 Hennepin Ave.
        Minneapolis, MN 55403

        Preferred Life Insurance Company                                                                6.22
        of New York
        152 West 57th Street, 18th Floor
        New York, NY 10019

                                             Large Cap Growth Fund - Class 2                           36.32
        Allianz Life Insurance
        1750 Hennepin Ave.
        Minneapolis, MN 55403

        Allmerica Fin Life & Annuity                                                                    9.54


        Name and Address                     Share class                              Percentage (%)
        -----------------------------------------------------------------------------------------------------

        440 Lincoln St MS-310
        Worcester, MA 01653

        COVA Financial Life Insurance                                                                  46.99
        4700 Westown Pky Ste 200
        Oakbrook Terrace, IL 60181


                                             Money Fund - Class 1

        Allianz Life Insurance                                                                         88.53
        1750 Hennepin Ave.
        Minneapolis, MN 55403

        Preferred Life Insurance Company                                                                8.55
        of New York
        152 West 57th Street, 18th Floor
        New York, NY 10019

                                             Money Fund - Class 2

        Allianz Life Insurance                                                                         70.81
        1750 Hennepin Ave.
        Minneapolis, MN 55403

        Liberty Life Spectrum Select                                                                   29.19
        100 Liberty Way
        Boston, MA 02117


                                             Real Estate Fund - Class 1

        Allianz Life Insurance                                                                         93.51
        1750 Hennepin Ave.
        Minneapolis, MN 55403

        Preferred Life Insurance Company                                                                6.49
        of New York
        152 West 57th Street, 18th Floor
        New York, NY 10019

                                             Real Estate Fund - Class 2

        Hartford Life                                                                                  17.86
        PO Box 2999
        Hartford, CT 06104-2999

        IDS Life Insurance Company                                                                     68.77
        IDS Tower 10 T11/1646
        Minneapolis, MN 55440

                                             Rising Dividends Fund - Class 1

        Allianz Life Insurance                                                                         90.49
        1750 Hennepin Ave.
        Minneapolis, MN 55403

        Preferred Life Insurance Company                                                                9.51
        of New York
        152 West 57th Street, 18th Floor


        Name and Address                     Share class                              Percentage (%)
        -----------------------------------------------------------------------------------------------------
        New York, NY 10019

                                             Rising Dividends Fund - Class 2

        Allianz Life Insurance                                                                         97.07
        1750 Hennepin Ave.
        Minneapolis, MN 55403

                                             S&P 500 Index Fund - Class 1

        Allianz Life Insurance                                                                         92.06
        1750 Hennepin Ave.
        Minneapolis, MN 55403

        Preferred Life Insurance Company                                                                5.39
        of New York
        152 West 57th Street, 18th Floor
        New York, NY 10019

                                             S&P 500 Index Fund - Class 2

        Allianz Life Insurance                                                                         97.91
        1750 Hennepin Ave.
        Minneapolis, MN 55403

                                             Small Cap Fund  - Class 1

        Allianz Life Insurance                                                                         90.45
        1750 Hennepin Ave.
        Minneapolis, MN 55403

        Preferred Life Insurance Company                                                                5.03
        of New York
        152 West 57th Street, 18th Floor
        New York, NY 10019

                                             Small Cap Fund - Class 2

        Allmerica Financial Life &                                                                     20.16
        Annuity Co.
        440 Lincoln Street Mail Stop
        S310
        Worcester, MA 01653

        Pruco Life of Arizona                                                                          19.66
        100 Mulberry Street
        Gateway Center Three
        6th, 7th & 8th Floors
        Newark, NJ  07102-4077

        Hartford Life                                                                                  18.94
        PO Box 2999
        Hartford, CT 06104-2999


        Name and Address                     Share class                              Percentage (%)
        -----------------------------------------------------------------------------------------------------
        Travelers Life & Annuity                                                                        8.72
        One Tower Square
        Hartford, CT  06183

                                             Small Cap Value Fund - Class 1

        Allianz Life Insurance                                                                         95.72
        1750 Hennepin Ave.
        Minneapolis, MN 55403

                                             Small Cap Value Fund - Class 2

        IDS Life Insurance Company                                                                     83.08
        IDS Tower 10 T11/1646
        Minneapolis, MN 55440

        Aetna Life Insurance & Annuity Co.                                                              7.71
        151 Farmington Ave
        Hartford, CT 06156-0001

        Allianz Life Insurance                                                                          5.54
        1750 Hennepin Ave.
        Minneapolis, MN 55403
        Allianz Life Insurance                                                                         93.49
        1750 Hennepin Ave.
        Minneapolis, MN 55403

        Preferred Life Insurance Company                                                                6.51
        of New York
        152 West 57th Street, 18th Floor
        New York, NY 10019

                                             Technology Fund - Class 2

        Hartford Life                                                                                  98.06
        PO Box 2999
        Hartford, CT 06104-2999

                                             U.S. Government Fund - Class 1
        Allianz Life Insurance                                                                         90.32
        1750 Hennepin Ave.
        Minneapolis, MN 55403

        Preferred Life Insurance Company                                                                9.68
        of New York
        152 West 57th Street, 18th Floor
        New York, NY 10019

                                             U. S. Government Fund - Class 2
        Allianz Life Insurance                                                                         46.35
        1750 Hennepin Ave.
        Minneapolis, MN 55403

        American General Life                                                                          31.93
        P.O. Box 1591
        Houston, T 77251-1591


        Name and Address                     Share class                              Percentage (%)
        -----------------------------------------------------------------------------------------------------

        SAFECO                                                                                         17.42
        5069 154th Place NE
        Redmond, WA  98052








                                             Zero Coupon Fund - 2005 - Class 1

        Allianz Life Insurance                                                                         90.87
        1750 Hennepin Ave.
        Minneapolis, MN 55403

        Preferred Life Insurance Company                                                                9.14
        of New York
        152 West 57th Street, 18th Floor
        New York, NY 10019

                                             Zero Coupon Fund - 2010 - Class 1

        Allianz Life Insurance                                                                         92.37
        1750 Hennepin Ave.
        Minneapolis, MN 55403

        Preferred Life Insurance Company                                                                7.63
        of New York
        152 West 57th Street, 18th Floor
        New York, NY 10019

                                             Mutual Discovery Fund - Class 1

        Allianz Life Insurance                                                                         94.20
        1750 Hennepin Ave.
        Minneapolis, MN 55403

        Preferred Life Insurance Company                                                                5.80
        of New York
        152 West 57th Street, 18th Floor
        New York, NY 10019

                                             Mutual Discovery Fund - Class 2

        Allianz Life Insurance                                                                         99.82
        1750 Hennepin Ave.
        Minneapolis, MN 55403

                                             Mutual Shares Fund - Class 1

        Allianz Life Insurance                                                                         91.12
        1750 Hennepin Ave.
        Minneapolis, MN 55403


        Preferred Life Insurance                                                                        5.39


        Name and Address                     Share class                              Percentage (%)
        -----------------------------------------------------------------------------------------------------
        Company of New York
        152 West 57th Street, 18th Floor
        New York, NY 10019

                                          Mutual Shares Fund - Class 2

        Hartford Life & Annuity                                                                   55.12
        POBox 2999
        Hartford, CT 06104-2999

        Allmerica Financial Life &                                                                13.24
        Annuity Co.
        440 Lincoln Street Mail Stop
        S-310
        Worcester, MA  01653

        Lincoln National Life Insurance                                                            7.86
        Co.
        1300 South Clinton
        Fort Wayne, IN  46802

        Allianz Life Insurance                                                                     6.55
        1750 Hennepin Ave.
        Minneapolis, MN 55403


                                          Developing Markets Fund - Class 1

        IDS Life Insurance Company                                                                57.94
        IDS Tower 10 T11/1646
        Minneapolis, MN 55440

        Allianz Life Insurance                                                                    24.82
        1750 Hennepin Ave.
        Minneapolis, MN

                                          Developing Markets Fund - Class 2

        CUNA                                                                                      19.59
        2000 Heritage Way
        Waverly, IA 50677

        Minnesota Life Insurance Company                                                          17.29
        400 Robert Street North
        St. Paul, MN 55101-2098

        Travelers Life & Annuity                                                                  11.29
        One Tower Square
        Hartford, CT 06183

        Phoenix Variable Life                                                                      6.73
        One American Row 1st Floor


        Name and Address                     Share class                              Percentage (%)
        -----------------------------------------------------------------------------------------------------
        Hartford, CT 06115

        Allianz Life Insurance                                                                    11.79
        1750 Hennepin Ave.
        Minneapolis, MN 55403

                                          Foreign Securities Fund - Class 1

        Phoenix Home Life                                                                          6.62
        One American Row
        Hartford, CT 06115

        Allianz Life Insurance                                                                    61.02
        1750 Hennepin Ave.
        Minneapolis, MN 55403

        Jefferson Pilot                                                                           11.35
        One Granit Place
        PO Box 515
        Concord, NH 03302-0515

        Nationwide Insurance Company                                                               5.32
        700 Harrison St SW


                                          Foreign  Securities Fund - Class 2

        IDS Life Insurance Company                                                                 5.42
        IDS Tower 10 T11/1646
        Minneapolis, MN 55440

        Travelers Life & Annuity                                                                  19.20
        One Tower Square
        Hartford, CT  06183

        Phoenix Home Life                                                                          6.56
        One America Row
        Hartford, CT  06115

        Hartford Life                                                                              8.36
        PO Box 2999
        Hartford CT 06104-2999

        Mass Mutual                                                                                7.66
        1295 State Street
        Springfield, MA  01111

        Phoenix  Variable Life PHLVIC                                                              7.22
        One American Row
        Hartford, CT  06115
                                          Global Asset Allocation Fund - Class 1

        VALIC                                                                                     50.05
        2929 Allen Pky
        Houston, TX 77019-7100


        Name and Address                     Share class                              Percentage (%)
        -----------------------------------------------------------------------------------------------------

        Travelers Insurance Company                                                               33.79
        One Tower Square
        Hartford, CT 06183

        Phoenix Home Life                                                                         10.14
        One American Row
        Hartford, CT 06115

        Allianz Life Insurance                                                                     5.16
        1750 Hennepin Ave.
        Minneapolis, MN 55403

                                          Global Asset Allocation Fund - Class 2

        Hartford Life & Annuity                                                                   40.75
        PO Box 2999
        Hartford, CT 06104-2999

        Phoenix Home Life                                                                         11.52
        One American Row
        Hartford, CT 06115

        Minnesota Life Insurance Company                                                           8.09
        400 Robert Street North
        St. Paul, MN 55101-2098

        Allmerica Fin Life & Annuity                                                               7.45
        440 Lincoln St MS-310
        Worcester, MA 01653

        American General Life                                                                      5.03
        P.O. Box 1591
        Houston, T 77251-1591

                                          Global Income Fund - Class 1

        Travelers Insurance Company                                                               15.91
        One Tower Square
        Hartford, CT 06183

        Allianz Life Insurance                                                                    67.79
        1750 Hennepin Ave.
        Minneapolis, MN 55403

        Preferred Life Insurance                                                                   7.14
        Company of New York
        152 West 57th Street, 18th Floor
        New York, NY 10019


        Name and Address                     Share class                              Percentage (%)
        -----------------------------------------------------------------------------------------------------

        Phoenix Home Life                                                                          6.85
        One American Row
        Hartford, CT 06115


                                          Global Income Fund -Class 2

        Allianz Life Insurance                                                                    22.15
        1750 Hennepin Ave.
        Minneapolis, MN 55403



        Glenbrook                                                                                 55.81
        3100 Sanders Road
        Northbrook, IL  60062

        COVA Financial Life Insurance                                                             20.10
        4700 Westown Pky Ste 200
        Oakbrook Terrace, IL 60181

                                          Growth Securities Fund - Class 1

        Allianz Life Insurance                                                                    41.30
        1750 Hennepin Ave.
        Minneapolis, MN 55403

        Travelers Life & Annuity                                                                  40.54
        One Tower Square
        Hartford, CT  06183

                                                                                                  13.09

        Phoenix Home Life
        One American Row
        Hartford, CT 06115

                                          Growth Securities Fund  - Class 2

        Glenbrook                                                                                  5.35
        3100 Sanders Road
        Northbrook, IL  60062

        Hartford Life & Annuity                                                                   24.28
        PO Box 2999
        Hartford, CT 06104-2999




        Name and Address                     Share class                              Percentage (%)
        -----------------------------------------------------------------------------------------------------
        Allianz Life Insurance                                                                     8.32
        1750 Hennepin Ave.
        Minneapolis, MN 55403

        Phoenix Variable Life                                                                     21.88
        One American Row 1st Floor
        Hartford, CT 06115

        Phoenix Home Life                                                                         13.60
        One American Row
        Hartford, CT 06115


As of April 2, 2002, Board members and officers, as a group, owned less than 1% of record or beneficially, of the outstanding shares of Trust. The Board members may own shares in other funds in Franklin Templeton Investments.


Pricing Shares
--------------------------------------------------------------------------------

When they buy and sell shares, the Trust's shareholders pay and receive the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Funds calculate the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Funds other than Money Fund When determining its NAV, a Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

A Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

A Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

Money Fund The valuation of the Fund's portfolio securities, including any securities set aside on the Fund's books for when-issued securities, is based on the amortized cost of the securities, which does not take into account unrealized capital gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may tend to be higher than a like computation made by a Fund with identical investments but using a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a Fund using only market values, and existing investors in the Fund would receive less investment income. The opposite would be true in a period of rising interest rates. The Fund's use of amortized cost, which helps the Fund maintain a $1 share price, is permitted by a rule adopted by the SEC.

The Board has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share at $1, as computed for the purpose of sales and redemptions. These procedures include a review of the Fund's holdings by the Board, at such intervals as it may deem appropriate, to determine if the Fund's net asset value calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the Board. If a deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. If the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take corrective action that it regards as necessary and appropriate, which may include selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations.


Redemptions in kind Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,00 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


The Underwriter
--------------------------------------------------------------------------------

Distributors acts as the principal underwriter in the continuous public offering of the Trust's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares, except to the extent these expenses are borne by the insurance companies. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors may be entitled to receive payment under Class 2 Rule 12b-1 plans as described below. Except as noted below, Distributors does not receive compensation from the Trust for acting as underwriter.


Distribution and service (12b-1) fees The Board has adopted a plan pursuant to Rule 12b-1 for each Class 2 shares. Under each Fund's Class 2 plan (except for S&P 500 Index Fund, Strategic Income Fund, Global Asset Allocation Fund, Global Income Fund, Foreign Fund and Developing Markets Fund), the Fund may pay up to a maximum of 0.35% per year of the average daily net assets attributable to its Class 2 shares. The Board, however, has set the current rate at 0.25% per year, effective July 1, 1999. From January 6, 1999 to June 30, 1999, the fees were set at 0.30% per year. The maximum rate for Class 2 shares of S&P 500 Index Fund, Strategic Income Fund, Global Income Fund, Global Asset Allocation Fund, Developing Markets Fund and Foreign Fund has been set at 0.25% per year under each plan.


The plans are expected to, among other things, increase advertising of the Funds, encourage sales of the Funds and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Funds is useful in managing the Funds because the managers have more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Funds pay Distributors, the insurance companies or others to assist in the promotion and distribution of Class 2 shares or variable contracts offering Class 2 shares. Payments made under the plans may be used for, among other things, the printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of contract owners or dealers and their representatives, and other distribution-related expenses, including a prorated portion of Distributors' or the insurance companies' overhead expenses attributable to the distribution of these variable contracts or shares of the Funds. Payments made under the plans may also be used to pay insurance companies, dealers or others for, among other things, furnishing personal services and maintaining customer accounts and records, or as service fees as defined under NASD rules. Together, these expenses, including the service fees, are "eligible expenses."

Agreements for the payment of fees to the insurance companies or others shall be in a form which has been approved from time to time by the Board, including the non-interested Board members.

For the fiscal year ended December 31, 2001, the amounts paid by each Fund's Class 2 shares pursuant to the plans, which were used by Distributors to pay insurance companies or their affiliates, were as follows:


                                                                  Amounts
     Fund                                                         Paid ($)
     ---------------------------------------------------------------------

     Aggressive Growth Fund                                              2
     Global Communications Fund                                        996
     Growth and Income Fund                                         11,888
     High Income Fund                                                1,368

                                                                  Amounts
     Fund                                                         Paid ($)
     ---------------------------------------------------------------------

     Income Securities Fund                                         10,059
     Large Cap Fund                                                  4,108
     Money Fund                                                     76,862
     Real Estate Fund                                              106,602
     Rising Dividends Fund                                           7,706
     S&P 500 Index Fund - Class 2                                      173
     Small Cap Fund                                                789,103
     Small Cap Value Fund                                           36,317
     Strategic Income Fund                                             13/1/
     Technology Fund                                                10,696
     U.S. Government Fund                                           24,118
     Zero Coupon Fund - 2005                                             0
     Zero Coupon Fund - 2010                                             0
     Mutual Discovery Fund                                           6,165
     Mutual Shares Fund                                            228,651
     Global Asset Allocation Fund                                   87,721
     Developing Markets Fund                                       156,704
     Foreign Securities Fund                                       528,238
     Global Income Fund                                              2,971
     Growth Securities Fund                                        217,735

1.   For the period May 15, 2001 (effective date) to December 31, 2001.


Distributors must provide written reports to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the Board with such other information as the Board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.


Sponsorship of meetings. Distributors routinely sponsors due diligence meetings held by insurance companies for registered representatives of broker dealers selling insurance products. During these meetings, the registered representatives receive updates on various Franklin Templeton funds. Invitation to these meetings is not conditioned on sales of specific numbers of shares in Franklin Templeton funds.


Performance
--------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by a Fund are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows.

For share classes offered only to insurance company separate accounts for use in variable annuity and variable life insurance contracts, to the extent required by SEC rules, the advertised performance of such share classes will be displayed no more prominently than standardized performance of the applicable insurance company separate accounts/contracts. For information about how an insurance company may advertise such performance, please consult the contract prospectus which accompanies the Trust prospectus.

Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

For Class 2 shares which were started at a later date than Class 1 shares, standardized Fund performance represents, a "blended" figure, combining: (a) for periods prior to January 6, 1999 (or May 1, 1997 for Global Asset Allocation Fund, Developing Markets Fund and Foreign Securities Fund) historical results of Class 1 shares; and (b) for periods beginning January 6, 1999 (or May 1, 1997), Class 2's results reflect an additional 12b-1 fee expense which also affects future performance. Historical performance data for Class 2 shares, based on Class 1 performance, will generally not be restated to include 12b-1 fees, although each Fund may restate these figures consistent with SEC rules.

For Global Asset Allocation Fund, Developing Markets Fund and Foreign Securities Fund, performance prior to the May 1, 2000 merger reflects the historical performance of Templeton Asset Allocation Fund, Templeton Developing Markets Fund and Templeton International Fund, respectively.

Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable fund charges and fees. It does not however, include any fees or sales charges imposed by the variable insurance contract for which the funds' Class 1 and Class 2 shares are investment options. If they were included, performance would be lower. The average annual total returns for each Fund for the periods ended December 31, 2001, are reflected in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2001.

The following SEC formula was used to calculate the figures:

     P(1+T)n = ERV

     where:

     P = a hypothetical initial payment of $1,000

     T = average annual total return

     n = number of years

    ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Cumulative total return Like average annual total return, the cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value. It does not however, include any fees or sales charges imposed by the variable insurance contract for which the Funds' Class 1 and Class 2 shares are investment options. If they were included, performance would be lower. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated in the annual report. The cumulative total returns for the indicated periods ended December 31, 2001, were:

                                                                                                Ten Year
                                                             One                 Five             or From
                                                             Year                Year            Inception
                                                             (%)                 (%)                (%)
                                                      -------------------------------------------------------
     Aggressive Growth Fund - Class 1                       -22.67                --              -41.31/1/
     Aggressive Growth Fund - Class 2                       -22.81                --              -41.41
     Global Communications Fund - Class 1                   -29.24              -6.64              40.65
     Global Communications Fund - Class 2                   -29.40              -7.28              39.68
     Growth and Income Fund - Class 1                       -2.02               61.76             191.73
     Growth and Income Fund - Class 2                       -2.28               60.65             189.73
     High Income Fund - Class 1                              4.26                2.04              83.49
     High Income Fund - Class 2                              4.18                1.49              82.48
     Income Securities Fund - Class 1                        .98                41.33             144.29
     Income Securities Fund Class 2                          .76                40.25             142.43
     Large Cap Growth Fund - Class 1                        -11.26              75.83              99.74/3/
     Large Cap Growth Fund - Class 2                        -11.43              74.43              98.15/3/
     Money Fund - Class 1                                    3.91               27.73              55.88
     Money Fund - Class 2                                    3.65               26.75              54.68
     Real Estate Fund - Class 1                              8.19               34.52             198.02
     Real Estate Fund - Class 2                              7.88               33.47             195.70
     Rising Dividend Securities Fund - Class 1              13.90               77.08             190.04/4/
     Rising Dividends Securities Fund - Class 2             13.57               75.48             187.41/4/
     S&P 500 Index Fund - Class 1                           -12.31                --              -15.24/5/
     S&P 500 Index Fund - Class 2                           -12.64                --              -15.77
     Small Cap Fund - Class 1                               -15.02              66.20             119.45/6/
     Small Cap Fund - Class 2                               -15.25              64.93             117.78/6/
     Strategic Income Fund - Class 1                         4.51                 --               12.54/11/
      Strategic Income Fund - Class 2                         3.94                --               11.93/12/
     Technology Fund -Class 1                               -29.42                --              -46.50/1/
     Technology Fund - Class 2                              -29.59                --              -46.70/1/
     U.S. Government Fund - Class 1                          7.62               40.00              96.51
     U.S. Government Fund - Class 2                          7.37               38.91              94.99
     Small Cap Value Fund - Class 1                         14.21                 --               13.25/2/
     Small Cap Value Fund - Class 2                         13.79                 --               12.36/2/
     Zero Coupon Fund - 2005 - Class 1                       8.93               44.64             135.29
     Zero Coupon Fund - 2010 - Class 1                       5.62               46.82             156.37



     Mutual Discovery Fund - Class 1                         .39                55.62              58.73/7/
     Mutual Discovery Fund - Class 2                         .23                54.71              57.80/7/
     Mutual Shares Fund - Class 1                            7.31               62.93              68.63/7/
     Mutual Shares Fund - Class 2                            7.04               62.25              67.93/7/
     Global Asset Allocation Fund - Class 1                 -9.72               36.74             163.46
     Global Asset Allocation Fund - Class 2                 -9.95               35.13             160.36
     Developing Markets Fund - Class 1                      -8.08              -46.00             -49.08/8/
     Developing Markets Fund - Class 2                      -8.08              -46.57             -49.61/8/
     Growth Securities Fund - Class 1                        -.98               50.81             112.67/9/
     Growth Securities Fund - Class 2                       -1.31               49.68             111.07/9/
     Global Income  Securities Fund - Class 1                2.55               10.59              53.54
     Global Income Securities Fund - Class 2                 2.24                9.72              52.33
     Foreign Securities Fund - Class 1                     -15.75               26.91             146.47/10/
     Foreign Securities Fund - Class 2                     -15.99               25.37             143.47

1.   Inception date 05-01-00
2.   Inception date 05-01-98.
3.   Inception date 05-01-96.
4.   Inception date 01-27-92.
5.   Inception date 11-01-99
6.   Inception date 11-01-95.
7.   Inception date 11-08-96.
8.   Inception date 03-04-96.
9.   Inception date 03-15-94.
10.  Inception date 05-01-92.
11.  Inception date 07/01/99
12.  Inception date 05/15/01.

Yield, Money Fund

Current yield. Current yield shows the income per share earned by the Fund. It is calculated by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized by multiplying the base period return by (365/7). It does not include any fees or sales charges imposed by the variable insurance contract for which the Fund is an investment option. The Fund's current yield for the seven-day period ended December 31, 2001, was 1.66% for Class 1 and 1.41% for Class 2.

Effective yield. The fund's effective yield is calculated in the same manner as its current yield, except the annualization of the return for the seven-day period reflects the results of compounding. The fund's effective yield for the seven-day period ended December 31, 2001, was 1.68% for Class 1 and 1.42% for Class 2.

This figure was obtained using the following SEC formula:

Effective Yield = [(Base Period Return + 1)365/7] - 1

Yield, other than Money Fund From time to time, the current yields of the Funds may be published in advertisements and communications to Contract Owners. The current yield for each Fund will be calculated by dividing the annualization of the income earned by the Fund during a recent 30-day period by the net asset value per share at the end of such period. In addition, aggregate, cumulative and average total return information for each Fund over different periods of time may also be advertised. Except as stated above, each Fund will use the same methods for calculating its performance.

A distribution rate for each Fund may also be published in communications preceded or accompanied by a copy of the Trust's current prospectus. The Fund's current distribution rate will be calculated by dividing the annualization of the total distributions made by that Fund during the most recent preceding fiscal quarter by the net asset value per share at the end of such period. The current distribution rate may differ from current yield because the distribution rate will be for a different period of time and may contain items of capital gain and other items of income, while current yield reflects only earned income. Uniformly computed yield and total return figures for each Fund will also be published along with publication of its distribution rate.

Hypothetical performance information may also be prepared for sales literature or advertisements. See the appropriate insurance company separate account prospectus and SAI.

Volatility Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Comparisons To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Consumer Price Index is a measure of the average change in prices for a fixed basket of goods and services regularly bought by consumers in the United States; published by the U.S. Bureau of Labor Statistics.

o Credit Suisse First Boston Global High Yield (CSFB HY) Index an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market.

o Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits, stock dividends, and substitutions of stocks.

o J. P. Morgan Emerging Markets Bond Index (EMBI Global) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Columbia, Cote I'voire, Croatia, Dominican Republic, Ecuador, Egypt, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey, Ukraine, Uruguay and Venezuela.

o J.P. Morgan EMU Government Bond Index is a euro-aggregated index weighted by market capitialization. The index includes only liquid bullet euro-denominated fixed-rate debt, which has been issued by participating governments. No callable, puttable or convertible features are allowed. Bonds must have at least 12 months remaining maturity. The EMU bond index is fully invested. All coupons received are immediately invested back into the entire index until the next index rebalancing.

o J.P Morgan Global Government Bond Index tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US.

o J.P. Morgan U.S. Government Bond Total Return includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer.

o Lehman Brothers Aggregate Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government issues and $50 million for all others. The index is a composite of the Government/Corporate Index and the Mortgage-Backed Securities Index. Total return includes price appreciation/depreciation and income as a percentage of the original invesment. The index is rebalanced monthly by market capitalization.

..    Lehman Brothers Government/Credit Index includes securities in the Lehman
     Brothers Government and Corporate Bond indexes. These securities are fixed rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year maturity and an outstanding par value of at least $50 million for corporate securities and $100 million for government securities. The index includes all public, fixed-rate, non-convertible investment grade domestic corporate debt rated at least Baa by Moody's or BBB by S&P, and issues of the U.S. government or any agency thereof, The non-convertible, publicly issued, domestic debt is guaranteed by the U.S. government., Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitialization.

..    Lehman Brothers Intermediate Government Bond Index includes fixed rate debt issues investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least $100 million for U.S. government issues. All returns are market value-weighted inclusive of accrued interest. The Government Bond Index includes issues of the U.S. government or any agency thereof. It includes only issues with a remaining term to maturity of less than ten years. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitialization.

..    Lipper Science & Technology Funds Objective Average is an equally weighted averge calculation of performance figures for all funds within the Lipper Science & Technology Funds Prospective Investment Objective Classification in the Lipper underlying funds universe. Lipper Science & Technology Funds are defined as all mutual funds that invest at least 65% of their assets in science and technology stocks. As of 12/31/01, there were 381 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.

..    Lipper VIP Growth & Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Growth & Income FundsProspective Investment Objective Classification in the Lipper VIP underlying funds universe. Lipper Growth & Income Funds are defined as all mutual funds that combine a growth of earnings orientation and an income requirement for level and/or rising dividends. As of 12/31/01, there were 253 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.

..    Lipper VIP Income Funds Objective Average,an equally weighted average calculation of performance figures for all funds within the Lipper Income FundsProspective Investment Objective Classification in the Lipper VIP underlying funds universe. Lipper Income Funds are defined as all mutual funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. As of 12/31/01, there were 10 funds in this category

     Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.

..    Lipper VIP U.S. Government Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds Prospective Investment Objective Classification in the Lipper VIP underlying funds universe. Lipper calculations do not include contract fees, expenses or sales charges. Fund performance relative to the average might have differed if such charges had been considered.

..    Merrill Lynch 100 Technology Index is an equal dollar index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts. The index was developed with a base value of 200 as of January 30, 1998.

..    Merrill Lynch Treasury Zero Coupon 5-and 10-Year Bond Total Return
     Indexes,include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

..    Morgan Stanley Capital International (MSCI) All Country World Free Index
     measures the total return (gross dividends are reinvested) of equity securities available to foreign (non-local) investors in the developed and emerging markets globally. Securities included are weighted according to their market capitalization (outstanding shares times price).

..    Morgan Stanley Capital International (MSCI) Emerging Markets . Free Index
     measures the total return(gross dividends are reinvested) of equity securities in emerging markets globally. Only securities available to foreign (non-local) investors are included. Securities included are weighted according to their market capitalization (outstanding shares times price).

..    Morgan Stanley Capital International (MSCI) Europe Australasia, Far East
     (EAFE) Indexmeasures the total returns (gross dividends are reinvested) of equity securities in the developed markets in Europe, Australasia and the Far East. Securities are weighted according to their market capitalization (outstanding shares times price).

..    Morgan Stanley Capital International (MSCI) World Index measures the total returns (gross dividends are reinvested) of equity securities in the developed markets globally. Securities included are weighted according to their market capitalization (outstanding shres times price).

..    Nasdaq Telecommunications Index contains all types of telecommunications companies, including point-to-point communications services and radio and television broadcast, and companies that manufacture communication equipment and accessories. On November 1, 1993, the Nasdaq Utility Index was renamed the Nasdaq Telecommunications Index.

..    National Association of Securities Dealers Automated Quotations (Nasdaq)
     Composite Index measures all Nasdaq National Market common stocks. the index is market value-weighted.

..    Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000. The index has been reconstituted annually since 1989.

..    Russell 2000 Value Index measures the performance of those Russell 2000 companies in with lower price-to-book ratios and lower forecasted growth values

..    Russell 1000 Growth Index measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

..    Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

..    Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or Russell 2000 Growth Indexes.

..    Russell 3000 Value Index measures the performance of those Russell 3000
     Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes.

..    Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

..    S&P/International Finance Corporation (IFC) Investable Composite Index
     measures the total return with dividends reinvested of equity securities in emerging markets globally. Securities' weights are adjusted to reflect only the portion of the market capitalization available to foreign (non-local) investors. Securities included are weighted according to their adjusted market capitalization (outstanding investable shares times price).

..    Salomon Smith Barney Global Ex-U.S. Less Than $2 Billion Index measures the small stock component of the Salomon Global Equity Index that includesdeveloped and emerging countries globally excluding the U.S Within each country, those stocks falling under two billion dollar market cap of the available market in each country forms the universe. The unmanaged index measures the total returns (gross dividends are reinvested) of small capitalization equity securities. The securities in the index are weighted according to their market capitalization (shares outstanding times price).

..    Standard & Poor's(R) 500 Index (S&P 500), consists of 500 widely held domestic common stocks, consisting of four broad sectors: industrials, utilities, financials and transportation. It is a market value-weighted index, where the stock price is multiplied by the number of shares outstanding, with each stock affecting the index in proportion to its market value. The S&P is one of the most widely used benchmarks of U.S. equity performance.

..    Standard & Poor's Health Care Composite Index is a capitalization-weighted index of all of the stocks in the S&P 500 that are involved in the business of health care-related products or services. The index was developed with a base of 100 as of January 14, 1987.

..    Standard & Poor's Small Cap 600 Index consists of 600 domestic stocks chosen for market size, liquidity (bid-ask spread ownership, share turnover and number of no trade days) and industry group representation. Each stock's weight in the index is proportionate to its market value.

..    Wilshire Real Estate Securities Indexis a broad measure of the performance of the performance of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). It is rebalanced monthly, and returns are calculated on a buy and hold basis. The index is capitalization-weighted and includes reinvested dividends.

From time to time, the Funds and the managers also may refer to the following information:

     . The managers' and affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

     . The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

     . The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization.

     . The geographic and industry distribution of the Fund's portfolio and the Fund's top ten holdings.

     o The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

     o To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley Capital International EAFE(R)Index).

     o The major industries located in various jurisdictions as published by the Morgan Stanley Index.

     o Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

     o Allegorical stories illustrating the importance of persistent long-term investing.

     o The Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper(R)Inc. or Morningstar, Inc.

     o A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

     o Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

     o Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $266 billion in assets under management, as of February 28, 2002, for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 113 U.S. based open-end investment companies to the public.

Fund similarity The investment objectives and policies of certain funds are similar but not identical to those of certain public Franklin Templeton Funds indicated in the following table. Because of differences in portfolio size, the investments held, the timing of purchases of similar investments, cash flows, minor differences in certain investment policies, insurance product related tax diversification requirements, state insurance regulations, and additional administrative and insurance costs associated with insurance company separate accounts, the investment performance of the Funds will differ from the performance of the corresponding Franklin Templeton funds:

Franklin Templeton Variable                                  Franklin Templeton Funds
Insurance Products Trust
------------------------------------------------------------ ----------------------------------------------
                                                             Franklin Custodian Funds:
Income Securities Fund                                           Income Series

U.S. Government Fund                                             U.S. Government Securities Series

                                                             Franklin High Income Trust:
High Income Fund                                               AGE High Income Fund

                                                             Franklin Investors Securities Trust:
Global Income Fund                                               Franklin Global Government Income Fund
Growth and Income Fund                                           Franklin Equity Income Fund

Franklin Templeton Variable             Franklin Templeton Funds
Insurance Products Trust
------------------------------          ----------------------------------------
                                        Franklin Managed Trust:
Rising Dividends Fund                       Franklin Rising Dividends Fund

Money Fund                              Franklin Money Fund

                                        Franklin Mutual Series Fund Inc.:
Mutual Discovery Fund                       Mutual Discovery Fund
Mutual Shares Fund                          Mutual Shares Fund

                                        Franklin Real Estate Securities Trust:
Real Estate Fund                            Franklin Real Estate Securities Fund

                                        Franklin Strategic Series:
Aggressive Growth Fund                      Franklin Aggressive Growth Fund
Global Communications Fund                  Franklin Global Communications Fund

Large Cap Fund                              Franklin Large Cap Growth Fund

Small Cap Fund                              Franklin Small Cap Growth Fund II
Strategic Income Fund                       Franklin Strategic Income Fund
Technology Fund                             Franklin Technology Fund

                                     Franklin Value Investment Trust:
Small Cap Value Fund                        Franklin Small Cap Value Fund

Growth Securities Fund                  Templeton Growth Fund, Inc.

Foreign Securities Fund                 Templeton Foreign Fund

Developing Markets Fund                 Templeton Developing Markets Trust

Description of Ratings for Bonds, Short-Term Debt and Commercial Paper
--------------------------------------------------------------------------------

Corporate Bond Ratings

Moody's Investors Service, Inc. (Moody's)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group (S&P/(R)/)

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Debt & Commercial Paper Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

           Please fold and detach card at perforation before mailing.
--------------------------------------------------------------------------------

                                             Form of Voting Instructions Card
Insurance Company Name Prints Here           Franklin Technology Securities Fund


                  Special Meeting of Shareholders To Be Held On
                                February 26, 2003

THESE VOTING INSTRUCTIONS ARE REQUESTED BY THE ABOVE-NAMED INSURANCE COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (THE TRUST) ON BEHALF OF ITS SERIES FRANKLIN TECHNOLOGY SECURITIES FUND (TECHNOLOGY).

This Voting Instruction Card, if properly executed, will be voted by your insurance company in the manner directed by you. If this voting instruction card is executed and no direction is made, this voting instruction card will be voted FOR the proposal and, in the discretion of the insurance company, upon such other business as may properly come before the Special Meeting.

By signing below, I instruct the insurance company to vote the shares of Technology related to my contract at the special meeting of shareholders (Meeting) to be held at One Franklin Parkway, San Mateo, California 94404-1906, at 11:00 a.m. Pacific time, February 26, 2003, and any adjournment of the Meeting as indicated on the reverse side of this card.

                                Date: _________________________

                                ____________________________________________


                                ____________________________________________
                                Signature(s):
                                If a contract is held jointly, each contract owner should sign. If only one signs, it will be binding. If a contract owner is a business entity, please indicate the title of the person signing.

           Please fold and detach card at perforation before mailing.
--------------------------------------------------------------------------------


 Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]
                       PLEASE DO NOT USE FINE POINT PENS.

Proposal 1.                           FOR          AGAINST       ABSTAIN
                                      [_]          [_]           [_]


To approve a Plan of Reorganization involving Technology and Franklin Small Cap Fund (Small Cap) another series of the Trust, under which the following will occur:

..  The acquisition of the assets of Technology by Small Cap in exchange for shares of Small Cap.
..  The distribution of such shares to the shareholders of Technology.
..  The liquidation and dissolution of Technology.

This is described more fully in the Prospectus and Proxy Statement

Other Business                        GRANT        WITHHOLD      ABSTAIN
                                      [_]          [_]           [_]


              To vote upon any other business which may be legally presented at the Meeting or any adjournment thereof.

  PLEASE BE SURE TO DATE AND SIGN YOUR VOTING INSTRUCTION ON THE REVERSE SIDE.